This is filed pursuant to Rule 497(c).
File No. 2-29901.

[A/B]
[LOGO]
PROSPECTUS  |  NOVEMBER 30, 2016

AB Multi-Manager Select Retirement FundsSM
(Shares Offered--Exchange Ticker Symbol)


    AB Multi-Manager Select Retirement Allocation Fund             AB Multi-Manager Select 2035 Fund
    (Class A-TDAAX; Class C-TDACX; Advisor                         (Class A-TDMAX; Class C-TDMCX; Advisor
     Class-TDAYX; Class R-TDARX; Class K-TDAKX;                     Class-TDMYX; Class R-TDRMX; Class K-TDMKX;
     Class I-TDAIX; Class Z-TDAZX)                                  Class I-TDIMX; Class Z-TDMZX)

    AB Multi-Manager Select 2010 Fund                              AB Multi-Manager Select 2040 Fund
    (Class A-TDBAX; Class C-TDBCX; Advisor                         (Class A-TDJAX; Class C-TDJCX; Advisor
     Class-TDBYX; Class R-TDBRX; Class K-TDBKX;                     Class-TDJYX; Class R-TDJRX; Class K-TDJKX;
     Class I-TDIBX; Class Z-TDBZX)                                  Class I-TDJIX; Class Z-TDJZX)

    AB Multi-Manager Select 2015 Fund                              AB Multi-Manager Select 2045 Fund
    (Class A-TDCAX; Class C-TDCCX; Advisor                         (Class A-TDNAX; Class C-TDNCX; Advisor
     Class-TDCYX; Class R-TDCRX; Class K-TDCKX;                     Class-TDNYX; Class R-TDNRX; Class K-TDNKX;
     Class I-TDCIX; Class Z-TDCZX)                                  Class I-TDNIX; Class Z-TDNZX)

    AB Multi-Manager Select 2020 Fund                              AB Multi-Manager Select 2050 Fund
    (Class A-TDDAX; Class C-TDDCX; Advisor                         (Class A-TDLAX; Class C-TDCLX; Advisor
     Class-TDDYX; Class R-TDDRX; Class K-TDDKX;                     Class-TDLYX; Class R-TDLRX; Class K-TDLKX;
     Class I-TDDIX; Class Z-TDDZX)                                  Class I-TDLIX; Class Z-TDLZX)

    AB Multi-Manager Select 2025 Fund                              AB Multi-Manager Select 2055 Fund
    (Class A-TDAGX; Class C-TDCGX; Advisor                         (Class A-TDAPX; Class C-TDCPX; Advisor
     Class-TDGYX; Class R-TDGRX; Class K-TDGKX;                     Class-TDPYX; Class R-TDPRX; Class K-TDPKX;
     Class I-TDIGX; Class Z-TDGZX)                                  Class I-TDIPX; Class Z-TDPZX)

    AB Multi-Manager Select 2030 Fund
    (Class A-TDHAX; Class C-TDHCX; Advisor
     Class-TDYHX; Class R-TDHRX; Class K-TDHKX;
     Class I-TDIHX; Class Z-TDHZX)

Each of the AB Multi-Manager Select Retirement Funds seeks the highest total return over time consistent with its asset mix. The asset mix in each AB Multi-Manager Select Retirement Fund other than the AB Multi-Manager Select Retirement Allocation Fund ("Retirement Allocation Fund") emphasizes capital growth for periods further from retirement (which, for example, is the case for the AB Multi-Manager Select 2055 Fund) and capital preservation and income for periods nearer to and after retirement (which, for example, is the case for the AB Multi-Manager Select 2010 Fund). These AB Multi-Manager Select Retirement Funds gradually change their asset mix from a capital growth emphasis to a capital preservation and income emphasis until approximately fifteen years after the target retirement year. The Retirement Allocation Fund is managed at a conservative asset allocation.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

INVESTMENT PRODUCTS OFFERED
..  ARE NOT FDIC INSURED
..  MAY LOSE VALUE
..  ARE NOT BANK GUARANTEED

TABLE OF CONTENTS
--------------------------------------------------------------------------------

                                                                                                  Page
SUMMARY INFORMATION..............................................................................   4

  AB MULTI-MANAGER SELECT RETIREMENT ALLOCATION FUND.............................................   4

  AB MULTI-MANAGER SELECT 2010 FUND..............................................................   9

  AB MULTI-MANAGER SELECT 2015 FUND..............................................................  14

  AB MULTI-MANAGER SELECT 2020 FUND..............................................................  19

  AB MULTI-MANAGER SELECT 2025 FUND..............................................................  24

  AB MULTI-MANAGER SELECT 2030 FUND..............................................................  29

  AB MULTI-MANAGER SELECT 2035 FUND..............................................................  34

  AB MULTI-MANAGER SELECT 2040 FUND..............................................................  39

  AB MULTI-MANAGER SELECT 2045 FUND..............................................................  44

  AB MULTI-MANAGER SELECT 2050 FUND..............................................................  49

  AB MULTI-MANAGER SELECT 2055 FUND..............................................................  54

ADDITIONAL INFORMATION ABOUT THE FUNDS' RISKS AND INVESTMENTS....................................  60

  Description of the Principal Investment Objectives and Principal Strategies....................  60

  Additional Discussion of Investment Practices and Risks of the Funds and the Underlying Funds..  60

INVESTING IN THE FUNDS...........................................................................  71

  How to Buy Shares..............................................................................  71

  The Different Share Class Expenses.............................................................  72

  Sales Charge Reduction Programs for Class A Shares.............................................  73

  CDSC Waivers and Other Programs................................................................  74

  Choosing a Share Class.........................................................................  75

  Payments to Financial Advisors and Their Firms.................................................  75

  How to Exchange Shares.........................................................................  76

  How to Sell or Redeem Shares...................................................................  76

  Frequent Purchases and Redemptions of Fund Shares..............................................  77

  How the Funds Value Their Shares...............................................................  78

MANAGEMENT OF THE FUNDS..........................................................................  80

DIVIDENDS, DISTRIBUTIONS AND TAXES...............................................................  82

GENERAL INFORMATION..............................................................................  83

GLOSSARY OF INVESTMENT TERMS.....................................................................  84

FINANCIAL HIGHLIGHTS.............................................................................  85

APPENDIX A--HYPOTHETICAL INVESTMENT AND EXPENSE INFORMATION...................................... A-1

SUMMARY INFORMATION
--------------------------------------------------------------------------------

AB MULTI-MANAGER SELECT RETIREMENT ALLOCATION FUND
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
The Fund's investment objective is to seek the highest total return (total return includes capital appreciation and income) over time consistent with its asset mix.

FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge reductions if you and members of your family invest, or agree to invest in the future, at least $100,000 in AB Mutual Funds. More information about these and other discounts is available from your financial intermediary and in Investing in the Funds--Sales Charge Reduction Programs for Class A Shares on page 73 of this Prospectus and in Purchase of Shares--Sales Charge Reduction Programs for
Class A Shares on page 105 of the Fund's Statement of Additional Information ("SAI").

SHAREHOLDER FEES (fees paid directly from your investment)

                                                                                                                       CLASS
                                                                                CLASS A  CLASS C   ADVISOR CLASS   R, K, I AND Z
                                                                                SHARES   SHARES       SHARES          SHARES
--------------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering price)                                              4.25%    None         None            None
--------------------------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
(as a percentage of offering price or redemption proceeds, whichever is lower)   None(a)  1.00%(b)     None            None
--------------------------------------------------------------------------------------------------------------------------------
Exchange Fee                                                                     None     None         None            None
--------------------------------------------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)

                                                              CLASS A CLASS C ADVISOR CLASS CLASS R CLASS K CLASS I CLASS Z
---------------------------------------------------------------------------------------------------------------------------
Management Fees                                                  .15%    .15%       .15%       .15%    .15%    .15%    .15%
Distribution and/or Service (12b-1) Fees                         .25%   1.00%       None       .50%    .25%    None    None
Other Expenses
  Transfer Agent                                                4.04%   3.42%      3.47%       .16%    .12%    .03%    .02%
  Other Expenses                                                3.93%   6.46%      5.52%      4.27%   3.88%   7.39%   7.21%
                                                              ------- -------    -------    ------- ------- ------- -------
Total Other Expenses                                            7.97%   9.88%      8.99%      4.43%   4.00%   7.42%   7.23%
                                                              ------- -------    -------    ------- ------- ------- -------
Acquired Fund Fees and Expenses (Underlying Funds)               .48%    .48%       .48%       .48%    .48%    .48%    .48%
                                                              ------- -------    -------    ------- ------- ------- -------
Total Annual Fund Operating Expenses                            8.85%  11.51%      9.62%      5.56%   4.88%   8.05%   7.86%
                                                              ======= =======    =======    ======= ======= ======= =======
Fee Waiver and/or Expense Reimbursement(c)                    (7.95)% (9.86)%    (8.97)%    (4.41)% (3.98)% (7.40)% (7.21)%
                                                              ------- -------    -------    ------- ------- ------- -------
Total Annual Fund Operating Expenses After Fee Waiver and/or
 Expense Reimbursement                                           .90%   1.65%       .65%      1.15%    .90%    .65%    .65%
                                                              ======= =======    =======    ======= ======= ======= =======
---------------------------------------------------------------------------------------------------------------------------

(a)Purchases of Class A shares in amounts of $1,000,000 or more, or by certain group retirement plans, may be subject to a 1%, 1-year contingent deferred sales charge ("CDSC"), which may be subject to waiver in certain circumstances.

(b)For Class C shares, the CDSC is 0% after the first year.

(c)The Adviser has contractually agreed to waive its management fees and/or to bear expenses of the Fund through November 30, 2017 to the extent necessary to prevent the Fund's operating expenses (excluding acquired fund fees and expenses, interest expense, taxes, extraordinary expenses, and brokerage commissions and other transaction costs), on an annualized basis, from exceeding .42%, 1.17%, .17%, .67%, .42%, .17% and .17% of average daily net assets, respectively, for Class A, Class C, Advisor Class, Class R, Class K, Class I and Class Z shares. The expense limitation agreement may not be terminated by the Adviser before November 30, 2017 and may be extended for additional one-year terms. Any fees waived and expenses borne by the Adviser through January 5, 2016 under the expense limitation in effect prior to that date may be reimbursed by the Fund until the end of the third fiscal year after the fiscal period in which the fee was waived or the expense was borne, provided that no reimbursement payment will be made that would cause the Fund's operating expenses to exceed the applicable expense limitations.

EXAMPLES
The Examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, that the Fund's operating expenses stay the same and that the fee waiver is in effect only for the first year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                CLASS A CLASS C ADVISOR CLASS CLASS R CLASS K CLASS I CLASS Z
-----------------------------------------------------------------------------
After 1 Year    $  513  $  268*    $   66     $  117  $   92  $   66  $   66
After 3 Years   $2,210  $2,395     $1,982     $1,266  $1,109  $1,696  $1,660
After 5 Years   $3,779  $4,341     $3,725     $2,401  $2,129  $3,227  $3,164
After 10 Years  $7,202  $8,200     $7,425     $5,185  $4,689  $6,665  $6,563
-----------------------------------------------------------------------------

*If you did not redeem your shares at the end of the period, your expenses would be decreased by approximately $100.

PORTFOLIO TURNOVER
The Fund (or an Underlying Fund) pays transaction costs, such as commissions, when it buys or sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These transaction costs, which are not reflected in the Annual Fund Operating Expenses or in the Examples, affect the Fund's performance. During the most recent fiscal period, the Fund's portfolio turnover rate (which does not reflect purchases and sales of securities by the Underlying Funds) was 102% of the average value of its portfolio.

PRINCIPAL STRATEGIES
The Fund seeks the highest total return over time consistent with its asset mix. Total return includes capital growth and income. To achieve its investment objective, the Fund focuses its investments while minimizing short term risks on a combination of AB Mutual Funds and mutual funds and exchange-traded funds, or ETFs, managed by unaffiliated third parties ("Underlying Funds") representing a variety of asset classes and investment styles. The Fund invests in the Underlying Funds in accordance with its current asset mix. In order to implement the Fund's investment strategies, Morningstar Investment Management LLC ("Morningstar"), the Fund's sub-adviser, selects Underlying Funds within each asset class for investment by the Fund from among AB Mutual Funds and funds offered by other fund complexes that have entered into a participation agreement or similar arrangement with the Fund. The Adviser has directed Morningstar to typically select Underlying Funds so that a target of 33% but no more than 40% of the Fund's portfolio is invested in AB Mutual Funds.

The Fund is managed according to a conservative asset allocation, and although the Adviser may vary the relative weightings of the Fund's asset classes as described below, the portfolio allocation will not necessarily become more conservative over time. The Fund allocates its investments in Underlying Funds that invest in the following asset classes: equities, equity diversifiers, inflation sensitive, fixed-income diversifiers and fixed-income securities (including high yield bonds or "junk bonds"). For these purposes, inflation sensitive instruments include funds focused on real estate securities, commodities and inflation-indexed securities, fixed-income diversifiers include funds engaged in certain alternative strategies that seek reduced volatility and low correlation with fixed-income markets such as market neutral funds, and equity diversifiers include funds engaged in certain alternative strategies that seek reduced volatility and limited correlation with equity markets such as equity long/short funds. The Fund may also invest directly in investments within each asset class. The Fund invests significantly in fixed-income securities and short-term bonds. Each Underlying Fund may enter into derivatives transactions, such as options, futures contracts, forwards and swaps, in an effort to earn income, to gain or adjust exposure to individual securities or markets, or to protect all or a portion of the Underlying Fund's portfolio from a decline in value.

The Fund's target asset mix is approximately 50% fixed-income securities, 24% equity securities, 22% inflation sensitive instruments and 4% fixed-income diversifiers. The Fund's investments in fixed-income and equity asset classes may include Underlying Funds investing in U.S. and non-U.S. securities. The Adviser will cause the relative weightings of the Fund's asset classes to vary from the target asset mix in light of market conditions and forecasts, but usually by not more than plus/minus 10%. Appreciation and/or depreciation of the Underlying Funds representing various asset classes may cause the relative weightings to vary by more than 10%, and during adverse market conditions the Adviser may cause the relative weightings to be more than 10% more conservative than the typical asset mix for that point in time.

In making asset allocation decisions, the Adviser uses its proprietary dynamic asset allocation process ("DAA"). DAA comprises a series of analytical and forecasting tools employed by the Adviser to gauge fluctuations in the risk/return profile of various asset classes. DAA will aim to adjust the Fund's investment exposure in changing market conditions and thereby reduce overall portfolio volatility by mitigating the effects of market fluctuations, while preserving consistent long-term return potential. For example, the Adviser may seek to reduce the Fund's risk exposure to one or more asset classes when DAA suggests that market risks relevant to those asset classes are rising but return opportunities are declining. The Adviser expects to pursue this process for the Fund primarily by adjusting Underlying Fund investments.

PRINCIPAL RISKS
The value of your investment in the Fund will change with changes in the values of the Fund's investments in the Underlying Funds. There is no assurance that the Fund will provide an investor with adequate income at or through retirement.

.. MARKET RISK: The value of the Fund's investments will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market. It includes the risk that a particular style of investing may be underperforming the stock market generally.

.. ALLOCATION RISK: The allocation of investments among the Underlying Funds' different investment styles, such as equity or debt securities, or U.S. or non-U.S. securities, may have a more significant effect on the Fund's net asset value ("NAV") when one of these investments is performing more poorly than the other. There is no assurance that allocation decisions will result in the desired effects. Subjective decisions made by the Adviser and/or Morningstar may cause the Fund to incur losses or to miss profit opportunities on which it might otherwise have capitalized. The limited universe of Underlying Funds and the requirement that a specified percentage of Fund assets be invested in AB Mutual Funds as noted above may adversely affect Fund performance.

.. INTEREST RATE RISK: Changes in interest rates will affect the value of the Fund's investments in Underlying Funds that invest in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. The Fund may be subject to a heightened risk of rising rates as the current period of historically low interest rates may be ending. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

.. CREDIT RISK: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments by Underlying Funds in fixed-income securities with lower ratings are subject to a higher probability that an issuer will default or fail to meet its payment obligations.

.. HIGH YIELD DEBT SECURITY RISK: Investments in fixed-income securities with ratings below investment grade, commonly known as "junk bonds", tend to have a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of the junk bond market generally and less secondary market liquidity.

.. INFLATION RISK: This is the risk that the value of assets or income from the Fund's investments in the Underlying Funds will be less in the future as inflation decreases the value of money. As inflation increases, the value of each Underlying Fund's assets can decline as can the value of that Underlying Fund's distributions.

.. FOREIGN (NON-U.S.) RISK: Investments in non-U.S. issuers by Underlying Funds may involve more risk than investments in U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

.. CURRENCY RISK: Fluctuations in currency exchange rates may negatively affect the value of the Fund's investments or reduce its returns.

.. CAPITALIZATION RISK: Investments in small- and mid-capitalization companies by Underlying Funds tend to be more volatile than investments in large-capitalization companies. Investments in small-capitalization companies may have additional risks because these companies often have limited product lines, markets, or financial resources.

.. DERIVATIVES RISK: Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses, and may be subject to counterparty risk to a greater degree than more traditional investments.

..  LEVERAGE RISK: Borrowing money or other leverage may make an Underlying
   Fund's investments more volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of its investments. An Underlying Fund may create leverage through the use of certain portfolio management techniques such as reverse repurchase agreements or forward commitments, or by borrowing money.

.. NON-DIVERSIFICATION RISK: The Fund may have more risk because it is "non-diversified", meaning that it can invest more of its assets in a smaller number of issuers. Accordingly, changes in the value of a single security may have a more significant effect, either negative or positive, on the Fund's NAV.

.. INVESTMENT IN OTHER INVESTMENT COMPANIES RISK: As with other investments, investments in other investment companies, including ETFs, are subject to market and selection risk. In addition, shareholders of the Fund bear both their proportionate share of expenses in the Fund (including management fees) and, indirectly, the expenses of the investment companies.

.. MANAGEMENT RISK: The Fund is subject to management risk because it is an actively-managed investment fund. The Adviser and Morningstar will apply their investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that their techniques will produce the intended results.

As with all investments, you may lose money by investing in the Fund.

BAR CHART AND PERFORMANCE INFORMATION
The bar chart and performance information provide an indication of the historical risk of an investment in the Fund by showing:

.. how the Fund's performance changed from year to year for one year and over the life of the Fund; and

.. how the Fund's average annual returns for one year and over the life of the Fund compare to those of a broad-based securities market index.

You may obtain updated performance information on the Fund's website at www.ABfunds.com (click on "Investments--Mutual Funds").

The Fund's past performance before and after taxes, of course, does not necessarily indicate how it will perform in the future.

BAR CHART
The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown. Through September 30, 2016, the year-to-date unannualized return for Class A shares was 5.45%.

                                    [CHART]


 06      07      08      09      10       11       12      13     14       15
----    ----    ----    ----    ----     ----     ----    ----   ----    ------
 n/a     n/a     n/a     n/a     n/a      n/a      n/a     n/a    n/a    -1.63%



During the period shown in the bar chart, the Fund's:

BEST QUARTER WAS UP 1.19%, 1ST QUARTER, 2015; AND WORST QUARTER WAS DOWN -3.05%, 3RD QUARTER, 2015.

PERFORMANCE TABLE
AVERAGE ANNUAL TOTAL RETURNS
(For the periods ended December 31, 2015)

                                                                                     SINCE
                                                                            1 YEAR INCEPTION*
---------------------------------------------------------------------------------------------
Class A**      Return Before Taxes                                          -5.83%   -4.64%
               ------------------------------------------------------------------------------
               Return After Taxes on Distributions                          -5.90%   -4.71%
               ------------------------------------------------------------------------------
               Return After Taxes on Distributions and Sale of Fund Shares  -3.27%   -3.55%
---------------------------------------------------------------------------------------------
Class C        Return Before Taxes                                          -3.49%   -1.47%
---------------------------------------------------------------------------------------------
Advisor Class  Return Before Taxes                                          -1.43%   -0.42%
---------------------------------------------------------------------------------------------
Class R        Return Before Taxes                                          -1.99%   -0.96%
---------------------------------------------------------------------------------------------
Class K        Return Before Taxes                                          -1.71%   -0.67%
---------------------------------------------------------------------------------------------
Class I        Return Before Taxes                                          -1.47%   -0.43%
---------------------------------------------------------------------------------------------
Class Z        Return Before Taxes                                          -1.47%   -0.43%
---------------------------------------------------------------------------------------------
S&P Target Date To Retirement Income Index
(reflects no deduction for fees, expenses, or taxes)                        -0.18%    0.92%
---------------------------------------------------------------------------------------------

* Inception date: 12/15/2014.

**After-tax returns:

  -Are shown for Class A shares only and will vary for the other Classes of shares because these Classes have different expense ratios;

  -Are an estimate, which is based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and

  -Are not relevant to investors who hold fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

INVESTMENT ADVISER
AllianceBernstein L.P. is the investment adviser for the Fund. The Adviser may hire and terminate sub-advisers in accordance with the terms of an exemptive order received from the Securities and Exchange Commission (the "Commission"). The exemptive order permits the Adviser, subject to the supervision and approval by the Board of Directors of the Fund, to enter into sub-advisory agreements with sub-advisers, and to materially amend or terminate those agreements, in each case without seeking the approval of the Fund's shareholders. The sub-advisers will not be affiliated with the Adviser. The initial shareholder of the Fund approved the Fund's operation in this manner and reliance by the Fund on this exemptive relief.

The Adviser has retained Morningstar as sub-adviser to select Underlying Funds within each asset class.

PORTFOLIO MANAGERS
The following table lists the persons responsible for day-to-day management of the Fund's portfolio:

EMPLOYEE                 LENGTH OF SERVICE  TITLE
---------------------------------------------------------------------------------
Daniel J. Loewy             Since 2014      Senior Vice President of the Adviser

Christopher H. Nikolich     Since 2014      Senior Vice President of the Adviser

Vadim Zlotnikov             Since 2014      Senior Vice President of the Adviser

The following table lists the Morningstar personnel who are primarily responsible for selecting Underlying Funds within each asset class for investment by the Fund:

EMPLOYEE         LENGTH OF SERVICE  TITLE
--------------------------------------------------------------------------------------------
Brian Huckstep      Since 2014      Portfolio Manager for the registered investment adviser
                                    subsidiaries of Morningstar, Inc.

John McLaughlin     Since 2015      Senior Investment Consultant for the registered
                                    investment adviser subsidiaries of Morningstar, Inc.

ADDITIONAL INFORMATION
For important information about the purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to ADDITIONAL INFORMATION ABOUT PURCHASE AND SALE OF FUND SHARES, TAXES AND FINANCIAL INTERMEDIARIES, page 59 of this Prospectus.

AB MULTI-MANAGER SELECT 2010 FUND
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
The Fund's investment objective is to seek the highest total return (total return includes capital appreciation and income) over time consistent with its asset mix.

FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge reductions if you and members of your family invest, or agree to invest in the future, at least $100,000 in AB Mutual Funds. More information about these and other discounts is available from your financial intermediary and in Investing in the Funds--Sales Charge Reduction Programs for Class A Shares on page 73 of this Prospectus and in Purchase of Shares--Sales Charge Reduction Programs for
Class A Shares on page 105 of the Fund's Statement of Additional Information ("SAI").

SHAREHOLDER FEES (fees paid directly from your investment)

                                                                                                                       CLASS
                                                                                CLASS A  CLASS C   ADVISOR CLASS   R, K, I AND Z
                                                                                SHARES   SHARES       SHARES          SHARES
--------------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering price)                                              4.25%    None         None            None
--------------------------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
(as a percentage of offering price or redemption proceeds, whichever is lower)   None(a)  1.00%(b)     None            None
--------------------------------------------------------------------------------------------------------------------------------
Exchange Fee                                                                     None     None         None            None
--------------------------------------------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)

                                                              CLASS A CLASS C ADVISOR CLASS CLASS R CLASS K CLASS I  CLASS Z
----------------------------------------------------------------------------------------------------------------------------
Management Fees                                                  .15%    .15%       .15%       .15%    .15%     .15%    .15%
Distribution and/or Service (12b-1) Fees                         .25%   1.00%       None       .50%    .25%     None    None
Other Expenses
  Transfer Agent                                                1.62%   1.82%      1.38%       .22%    .12%     .01%    .02%
  Other Expenses                                                2.05%   2.51%      2.03%      2.72%   2.32%   10.30%   6.12%
                                                              ------- -------    -------    ------- ------- -------- -------
Total Other Expenses                                            3.67%   4.33%      3.41%      2.94%   2.44%   10.31%   6.14%
                                                              ------- -------    -------    ------- ------- -------- -------
Acquired Fund Fees and Expenses (Underlying Funds)               .55%    .55%       .55%       .55%    .55%     .55%    .55%
                                                              ------- -------    -------    ------- ------- -------- -------
Total Annual Fund Operating Expenses                            4.62%   6.03%      4.11%      4.14%   3.39%   11.01%   6.84%
                                                              ======= =======    =======    ======= ======= ======== =======
Fee Waiver and/or Expense Reimbursement(c)                    (3.67)% (4.33)%    (3.41)%    (2.94)% (2.44)% (10.31)% (6.14)%
                                                              ------- -------    -------    ------- ------- -------- -------
Total Annual Fund Operating Expenses After Fee Waiver and/or
 Expense Reimbursement                                           .95%   1.70%       .70%      1.20%    .95%     .70%    .70%
                                                              ======= =======    =======    ======= ======= ======== =======
----------------------------------------------------------------------------------------------------------------------------

(a)Purchases of Class A shares in amounts of $1,000,000 or more, or by certain group retirement plans, may be subject to a 1%, 1-year contingent deferred sales charge ("CDSC"), which may be subject to waiver in certain circumstances.

(b)For Class C shares, the CDSC is 0% after the first year.

(c)The Adviser has contractually agreed to waive its management fees and/or to bear expenses of the Fund through November 30, 2017 to the extent necessary to prevent the Fund's operating expenses (excluding acquired fund fees and expenses, interest expense, taxes, extraordinary expenses, and brokerage commissions and other transaction costs), on an annualized basis, from exceeding .40%, 1.15%, .15%, .65%, .40%, .15% and .15% of average daily net assets, respectively, for Class A, Class C, Advisor Class, Class R, Class K, Class I and Class Z shares. The expense limitation agreement may not be terminated by the Adviser before November 30, 2017 and may be extended for additional one-year terms. Any fees waived and expenses borne by the Adviser through January 5, 2016 under the expense limitation in effect prior to that date may be reimbursed by the Fund until the end of the third fiscal year after the fiscal period in which the fee was waived or the expense was borne, provided that no reimbursement payment will be made that would cause the Fund's operating expenses to exceed the applicable expense limitations.

EXAMPLES
The Examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, that the Fund's operating expenses stay the same and that the fee waiver is in effect only for the first year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                CLASS A CLASS C ADVISOR CLASS CLASS R CLASS K CLASS I CLASS Z
-----------------------------------------------------------------------------
After 1 Year    $  518  $  273*    $   72     $  122  $   97  $   72  $   72
After 3 Years   $1,442  $1,406     $  936     $  989  $  814  $2,232  $1,472
After 5 Years   $2,373  $2,614     $1,817     $1,871  $1,554  $4,141  $2,822
After 10 Years  $4,732  $5,526     $4,088     $4,143  $3,511  $7,995  $5,984
-----------------------------------------------------------------------------

*If you did not redeem your shares at the end of the period, your expenses would be decreased by approximately $100.

PORTFOLIO TURNOVER
The Fund (or an Underlying Fund) pays transaction costs, such as commissions, when it buys or sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These transaction costs, which are not reflected in the Annual Fund Operating Expenses or in the Examples, affect the Fund's performance. During the most recent fiscal period, the Fund's portfolio turnover rate (which does not reflect purchases and sales of securities by the Underlying Funds) was 116% of the average value of its portfolio.

PRINCIPAL STRATEGIES
The Fund seeks the highest total return over time consistent with its asset mix. Total return includes capital growth and income. To achieve its investment objective, the Fund focuses its investments while minimizing short term risks on a combination of AB Mutual Funds and mutual funds and exchange-traded funds, or ETFs, managed by unaffiliated third parties ("Underlying Funds") representing a variety of asset classes and investment styles. The Fund invests in the Underlying Funds in accordance with its target asset mix. In order to implement the Fund's investment strategies, Morningstar Investment Management LLC ("Morningstar"), the Fund's sub-adviser, selects Underlying Funds within each asset class for investment by the Fund from among AB Mutual Funds and funds offered by other fund complexes that have entered into a participation agreement or similar arrangement with the Fund. The Adviser has directed Morningstar to typically select Underlying Funds so that a target of 33% but no more than 40% of the Fund's portfolio is invested in AB Mutual Funds.

The Fund is managed to the specific year of planned retirement included in its name (the "retirement date"), in this case, 2010. The Fund's asset mix will become more conservative, with an increasing exposure to investments in fixed-income securities and short-term bonds, each year until reaching the year approximately fifteen years after the retirement date. At that time, the Fund will no longer be managed to become more conservative each year, although the Adviser may continue to vary the relative weightings of the Fund's asset classes as described below. This strategy reflects the objective of pursuing the maximum amount of total return, consistent with a reasonable amount of risk, during the investor's pre-retirement and early retirement years. After the retirement date of the Fund, the Fund's investment mix anticipates that an investor may take withdrawals from his or her account to provide supplemental retirement income and seeks to minimize the likelihood that an investor in the Fund experiences a significant loss of capital at a more advanced age.

The Fund allocates its investments in Underlying Funds that invest in the following asset classes: equities, equity diversifiers, inflation sensitive instruments, fixed-income diversifiers and fixed-income securities (including high yield bonds or "junk bonds"). For these purposes, inflation sensitive instruments include funds focused on real estate securities, commodities and inflation-indexed securities, fixed-income diversifiers include funds engaged in certain alternative strategies that seek reduced volatility and low correlation with fixed-income markets such as market neutral funds, and equity diversifiers include funds engaged in certain alternative strategies that seek reduced volatility and limited correlation with equity markets such as equity long/short funds. The Fund may also invest directly in investments in each asset class. Each Underlying Fund may enter into derivatives transactions, such as options, futures contracts, forwards and swaps, in an effort to earn income, to gain or adjust exposure to individual securities or markets, or to protect all or a portion of the Underlying Fund's portfolio from a decline in value.

The Fund's current target asset mix (based on the Fund's distance from its retirement date) is approximately 34% equities, 37% fixed-income securities, 22% inflation sensitive instruments, 5% fixed-income diversifiers and 1% equity diversifiers. The Fund's investments in fixed-income and equity asset classes may include Underlying Funds investing in U.S. and non-U.S. securities. The Adviser will cause the relative weightings of the Fund's asset classes to vary from the target asset mix in light of market conditions and forecasts, but usually by not more than plus/minus 10%. Appreciation and/or depreciation of the Underlying Funds representing various asset classes may cause the relative weightings to vary by more than 10%, and during adverse market conditions the Adviser may cause the relative weightings to be more than 10% more conservative than the typical asset mix for that point in time.

In making asset allocation decisions, the Adviser uses its proprietary dynamic asset allocation process ("DAA"). DAA comprises a series of analytical and forecasting tools employed by the Adviser to gauge fluctuations in the risk/return profile of various asset classes. DAA will aim to adjust the Fund's investment exposure in changing market conditions and thereby reduce overall portfolio volatility by mitigating the effects of market fluctuations, while preserving consistent long-term return potential. For example, the Adviser may seek to reduce the Fund's risk exposure to one or more asset classes when DAA suggests that market risks relevant to those asset classes are rising but return opportunities are declining. The Adviser expects to pursue this process for the Fund primarily by adjusting Underlying Fund investments.

The following chart illustrates how the asset mix of the Fund will vary over time. In general, the asset mix of the Fund will gradually shift from one comprised largely of Underlying Funds that emphasize investments in equities to one that is comprised of a mixture of Underlying Funds that invest in fixed-income securities (including short-duration bonds) and equities.

                                    [CHART]

                                                                       Years Before Retirement
                                                                       -----------------------
                                    40          35          30         25          20          15          10           5
                                  -----------------------------------------------------------------------------------------
Equities                          83.5%       83.5%         83%       82.5%       75.5%       66.2%       56.9%       48.6%
Equity Diversifiers                  7%          7%          7%          7%          7%        6.3%        5.6%        4.9%
Inflation Sensitive                4.5%        4.5%          5%        5.5%        7.5%        8.5%       13.5%         18%
Fixed-Income Diversifiers            0%          0%          0%          0%          0%        2.1%        2.8%        3.5%
Fixed-Income                         5%          5%          5%          5%         10%       16.9%       21.2%         25%

                                           Years After Retirement
                                           ----------------------
                                    0           5            15
                                  -----       -----------------
Equities                          41.5%       35.9%       24.5%
Equity Diversifiers                3.5%        2.1%          0%
Inflation Sensitive                 23%       22.5%       21.5%
Fixed-Income Diversifiers          4.9%        4.9%        3.5%
Fixed-Income                      27.1%       34.6%       50.5%


PRINCIPAL RISKS
The value of your investment in the Fund will change with changes in the values of the Fund's investments in the Underlying Funds. There is no assurance that the Fund will provide an investor with adequate income at or through retirement.

.. MARKET RISK: The value of the Fund's investments will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market. It includes the risk that a particular style of investing may be underperforming the stock market generally.

.. ALLOCATION RISK: The allocation of investments among the Underlying Funds' different investment styles, such as equity or debt securities, or U.S. or non-U.S. securities, may have a more significant effect on the Fund's net asset value ("NAV") when one of these investments is performing more poorly than the other. There is no assurance that allocation decisions will result in the desired effects. Subjective decisions made by the Adviser and/or Morningstar may cause the Fund to incur losses or to miss profit opportunities on which it might otherwise have capitalized. The limited universe of Underlying Funds and the requirement that a specified percentage of Fund assets be invested in AB Mutual Funds as noted above may adversely affect Fund performance.

.. INTEREST RATE RISK: Changes in interest rates will affect the value of the Fund's investments in Underlying Funds that invest in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. The Fund may be subject to a heightened risk of rising rates as the current period of historically low interest rates may be ending. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

.. CREDIT RISK: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments by Underlying Funds in fixed-income securities with lower ratings are subject to a higher probability that an issuer will default or fail to meet its payment obligations.

.. HIGH YIELD DEBT SECURITY RISK: Investments in fixed-income securities with ratings below investment grade, commonly known as "junk bonds", tend to have a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of the junk bond market generally and less secondary market liquidity.

.. INFLATION RISK: This is the risk that the value of assets or income from the Fund's investments in the Underlying Funds will be less in the future as inflation decreases the value of money. As inflation increases, the value of each Underlying Fund's assets can decline as can the value of that Underlying Fund's distributions.

.. FOREIGN (NON-U.S.) RISK: Investments in non-U.S. issuers by Underlying Funds may involve more risk than investments in U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

.. CURRENCY RISK: Fluctuations in currency exchange rates may negatively affect the value of the Fund's investments or reduce its returns.

.. CAPITALIZATION RISK: Investments in small- and mid-capitalization companies by Underlying Funds tend to be more volatile than investments in large-capitalization companies. Investments in small-capitalization companies may have additional risks because these companies often have limited product lines, markets, or financial resources.

.. DERIVATIVES RISK: Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses, and may be subject to counterparty risk to a greater degree than more traditional investments.

..  LEVERAGE RISK: Borrowing money or other leverage may make an Underlying
   Fund's investments more volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of its investments. An Underlying Fund may create leverage through the use of certain portfolio management techniques such as reverse repurchase agreements or forward commitments, or by borrowing money.

.. NON-DIVERSIFICATION RISK: The Fund may have more risk because it is "non-diversified", meaning that it can invest more of its assets in a smaller number of issuers. Accordingly, changes in the value of a single security may have a more significant effect, either negative or positive, on the Fund's NAV.

.. INVESTMENT IN OTHER INVESTMENT COMPANIES RISK: As with other investments, investments in other investment companies, including ETFs, are subject to market and selection risk. In addition, shareholders of the Fund bear both their proportionate share of expenses in the Fund (including management fees) and, indirectly, the expenses of the investment companies.

.. MANAGEMENT RISK: The Fund is subject to management risk because it is an actively-managed investment fund. The Adviser and Morningstar will apply their investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that their techniques will produce the intended results.

As with all investments, you may lose money by investing in the Fund.

BAR CHART AND PERFORMANCE INFORMATION
The bar chart and performance information provide an indication of the historical risk of an investment in the Fund by showing:

.. how the Fund's performance changed from year to year for one year and over the life of the Fund; and

.. how the Fund's average annual returns for one year and over the life of the Fund compare to those of a broad-based securities market index.

You may obtain updated performance information on the Fund's website at www.ABfunds.com (click on "Investments--Mutual Funds").

The Fund's past performance before and after taxes, of course, does not necessarily indicate how it will perform in the future.

BAR CHART
The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown. Through September 30, 2016, the year-to-date unannualized return for Class A shares was 6.39%.

                                    [CHART]


 06      07      08      09      10       11       12      13      14      15
----    ----    ----    ----    ----     ----     ----    ----    ----   ------
 n/a     n/a     n/a     n/a     n/a      n/a      n/a     n/a     n/a   -1.71%



During the period shown in the bar chart, the Fund's:

BEST QUARTER WAS UP 1.81%, 4TH QUARTER, 2015; AND WORST QUARTER WAS DOWN -4.12%, 3RD QUARTER, 2015.

PERFORMANCE TABLE
AVERAGE ANNUAL TOTAL RETURNS
(For the periods ended December 31, 2015)

                                                                                     SINCE
                                                                            1 YEAR INCEPTION*
---------------------------------------------------------------------------------------------
Class A**      Return Before Taxes                                          -5.90%   -4.28%
               ------------------------------------------------------------------------------
               Return After Taxes on Distributions                          -6.16%   -4.65%
               ------------------------------------------------------------------------------
               Return After Taxes on Distributions and Sale of Fund Shares  -3.24%   -3.37%
---------------------------------------------------------------------------------------------
Class C        Return Before Taxes                                          -3.60%   -1.18%
---------------------------------------------------------------------------------------------
Advisor Class  Return Before Taxes                                          -1.54%   -0.07%
---------------------------------------------------------------------------------------------
Class R        Return Before Taxes                                          -2.07%   -0.57%
---------------------------------------------------------------------------------------------
Class K        Return Before Taxes                                          -1.91%   -0.40%
---------------------------------------------------------------------------------------------
Class I        Return Before Taxes                                          -1.58%   -0.07%
---------------------------------------------------------------------------------------------
Class Z        Return Before Taxes                                          -1.58%   -0.07%
---------------------------------------------------------------------------------------------
S&P Target Date To 2010 Index
(reflects no deduction for fees, expenses, or taxes)                        -0.21%    1.23%
---------------------------------------------------------------------------------------------

* Inception date: 12/15/2014.

**After-tax returns:

  -Are shown for Class A shares only and will vary for the other Classes of shares because these Classes have different expense ratios;

  -Are an estimate, which is based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and

  -Are not relevant to investors who hold fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

INVESTMENT ADVISER
AllianceBernstein L.P. is the investment adviser for the Fund. The Adviser may hire and terminate sub-advisers in accordance with the terms of an exemptive order received from the Securities and Exchange Commission (the "Commission"). The exemptive order permits the Adviser, subject to the supervision and approval by the Board of Directors of the Fund, to enter into sub-advisory agreements with sub-advisers, and to materially amend or terminate those agreements, in each case without seeking the approval of the Fund's shareholders. The sub-advisers will not be affiliated with the Adviser. The initial shareholder of the Fund approved the Fund's operation in this manner and reliance by the Fund on this exemptive relief.

The Adviser has retained Morningstar as sub-adviser to select Underlying Funds within each asset class.

PORTFOLIO MANAGERS
The following table lists the persons responsible for day-to-day management of the Fund's portfolio:

EMPLOYEE                 LENGTH OF SERVICE  TITLE
---------------------------------------------------------------------------------
Daniel J. Loewy             Since 2014      Senior Vice President of the Adviser

Christopher H. Nikolich     Since 2014      Senior Vice President of the Adviser

Vadim Zlotnikov             Since 2014      Senior Vice President of the Adviser

The following table lists the Morningstar personnel who are primarily responsible for selecting Underlying Funds within each asset class for investment by the Fund:

EMPLOYEE         LENGTH OF SERVICE  TITLE
--------------------------------------------------------------------------------------------
Brian Huckstep      Since 2014      Portfolio Manager for the registered investment adviser
                                    subsidiaries of Morningstar, Inc.

John McLaughlin     Since 2015      Senior Investment Consultant for the registered
                                    investment adviser subsidiaries of Morningstar, Inc.

ADDITIONAL INFORMATION
For important information about the purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to ADDITIONAL INFORMATION ABOUT PURCHASE AND SALE OF FUND SHARES, TAXES AND FINANCIAL INTERMEDIARIES, page 59 of this Prospectus.

AB MULTI-MANAGER SELECT 2015 FUND
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
The Fund's investment objective is to seek the highest total return (total return includes capital appreciation and income) over time consistent with its asset mix.

FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge reductions if you and members of your family invest, or agree to invest in the future, at least $100,000 in AB Mutual Funds. More information about these and other discounts is available from your financial intermediary and in Investing in the Funds--Sales Charge Reduction Programs for Class A Shares on page 73 of this Prospectus and in Purchase of Shares--Sales Charge Reduction Programs for
Class A Shares on page 105 of the Fund's Statement of Additional Information ("SAI").

SHAREHOLDER FEES (fees paid directly from your investment)

                                                                                                         CLASS
                                                                  CLASS A  CLASS C   ADVISOR CLASS   R, K, I AND Z
                                                                  SHARES   SHARES       SHARES          SHARES
------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering price)                                4.25%    None         None            None
------------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
(as a percentage of offering price or redemption proceeds,
whichever is lower)                                                None(a)  1.00%(b)     None            None
------------------------------------------------------------------------------------------------------------------
Exchange Fee                                                       None     None         None            None
------------------------------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)

                                                              CLASS A CLASS C ADVISOR CLASS CLASS R CLASS K CLASS I CLASS Z
---------------------------------------------------------------------------------------------------------------------------
Management Fees                                                 .15%     .15%       .15%       .15%   .15%     .15%    .15%
Distribution and/or Service (12b-1) Fees                        .25%    1.00%       None       .50%   .25%     None    None
Other Expenses
  Transfer Agent                                                .19%     .21%       .17%       .21%   .13%     .03%    .02%
  Other Expenses                                                .72%    1.16%      1.26%      1.09%   .84%    1.56%   1.30%
                                                              ------  -------    -------    ------- ------  ------- -------
Total Other Expenses                                            .91%    1.37%      1.43%      1.30%   .97%    1.59%   1.32%
                                                              ------  -------    -------    ------- ------  ------- -------
Acquired Fund Fees and Expenses (Underlying Funds)              .60%     .60%       .60%       .60%   .60%     .60%    .60%
                                                              ------  -------    -------    ------- ------  ------- -------
Total Annual Fund Operating Expenses                           1.91%    3.12%      2.18%      2.55%  1.97%    2.34%   2.07%
                                                              ======  =======    =======    ======= ======  ======= =======
Fee Waiver and/or Expense Reimbursement(c)                    (.91)%  (1.37)%    (1.43)%    (1.30)% (.97)%  (1.59)% (1.32)%
                                                              ------  -------    -------    ------- ------  ------- -------
Total Annual Fund Operating Expenses After Fee Waiver and/or
 Expense Reimbursement                                         1.00%    1.75%       .75%      1.25%  1.00%     .75%    .75%
                                                              ======  =======    =======    ======= ======  ======= =======
---------------------------------------------------------------------------------------------------------------------------

(a)Purchases of Class A shares in amounts of $1,000,000 or more, or by certain group retirement plans, may be subject to a 1%, 1-year contingent deferred sales charge ("CDSC"), which may be subject to waiver in certain circumstances.

(b)For Class C shares, the CDSC is 0% after the first year.

(c)The Adviser has contractually agreed to waive its management fees and/or to bear expenses of the Fund through November 30, 2017 to the extent necessary to prevent the Fund's operating expenses (excluding acquired fund fees and expenses, interest expense, taxes, extraordinary expenses, and brokerage commissions and other transaction costs), on an annualized basis, from exceeding .40%, 1.15%, .15%, .65%, .40%, .15% and .15% of average daily net assets, respectively, for Class A, Class C, Advisor Class, Class R, Class K, Class I and Class Z shares. The expense limitation agreement may not be terminated by the Adviser before November 30, 2017 and may be extended for additional one-year terms. Any fees waived and expenses borne by the Adviser through January 5, 2016 under the expense limitation in effect prior to that date may be reimbursed by the Fund until the end of the third fiscal year after the fiscal period in which the fee was waived or the expense was borne, provided that no reimbursement payment will be made that would cause the Fund's operating expenses to exceed the applicable expense limitations.

EXAMPLES
The Examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, that the Fund's operating expenses stay the same and that the fee waiver is in effect only for the first year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                CLASS A CLASS C ADVISOR CLASS CLASS R CLASS K CLASS I CLASS Z
-----------------------------------------------------------------------------
After 1 Year    $  523  $  278*    $   77     $  127  $  102  $   77  $   77
After 3 Years   $  915  $  834     $  544     $  670  $  524  $  578  $  521
After 5 Years   $1,332  $1,516     $1,038     $1,239  $  973  $1,106  $  992
After 10 Years  $2,492  $3,334     $2,401     $2,788  $2,218  $2,553  $2,295
-----------------------------------------------------------------------------

*If you did not redeem your shares at the end of the period, your expenses would be decreased by approximately $100.

PORTFOLIO TURNOVER
The Fund (or an Underlying Fund) pays transaction costs, such as commissions, when it buys or sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These transaction costs, which are not reflected in the Annual Fund Operating Expenses or in the Examples, affect the Fund's performance. During the most recent fiscal period, the Fund's portfolio turnover rate (which does not reflect purchases and sales of securities by the Underlying Funds) was 83% of the average value of its portfolio.

PRINCIPAL STRATEGIES
The Fund seeks the highest total return over time consistent with its asset mix. Total return includes capital growth and income. To achieve its investment objective, the Fund focuses its investments while minimizing short term risks on a combination of AB Mutual Funds and mutual funds and exchange-traded funds, or ETFs, managed by unaffiliated third parties ("Underlying Funds") representing a variety of asset classes and investment styles. The Fund invests in the Underlying Funds in accordance with its target asset mix. In order to implement the Fund's investment strategies, Morningstar Investment Management LLC ("Morningstar"), the Fund's sub-adviser, selects Underlying Funds within each asset class for investment by the Fund from among AB Mutual Funds and funds offered by other fund complexes that have entered into a participation agreement or similar arrangement with the Fund. The Adviser has directed Morningstar to typically select Underlying Funds so that a target of 33% but no more than 40% of the Fund's portfolio is invested in AB Mutual Funds.

The Fund is managed to the specific year of planned retirement included in its name (the "retirement date"). The Fund's asset mix will become more conservative, with an increasing exposure to investments in fixed-income securities and short-term bonds, each year until reaching the year approximately fifteen years after the retirement date. At that time, the Fund will no longer be managed to become more conservative each year, although the Adviser may continue to vary the relative weightings of the Fund's asset classes as described below. This strategy reflects the objective of pursuing the maximum amount of total return, consistent with a reasonable amount of risk, during the investor's pre-retirement and early retirement years. After the retirement date of the Fund, the Fund's investment mix anticipates that an investor may take withdrawals from his or her account to provide supplemental retirement income and seeks to minimize the likelihood that an investor in the Fund experiences a significant loss of capital at a more advanced age.

The Fund allocates its investments in Underlying Funds that invest in the following asset classes: equities, equity diversifiers, inflation sensitive instruments, fixed-income diversifiers and fixed-income securities (including high yield bonds or "junk bonds"). For these purposes, inflation sensitive instruments include funds focused on real estate securities, commodities and inflation-indexed securities, fixed-income diversifiers include funds engaged in certain alternative strategies that seek reduced volatility and low correlation with fixed-income markets such as market neutral funds, and equity diversifiers include funds engaged in certain alternative strategies that seek reduced volatility and limited correlation with equity markets such as equity long/short funds. The Fund may also invest directly in investments in each asset class. Each Underlying Fund may enter into derivatives transactions, such as options, futures contracts, forwards and swaps, in an effort to earn income, to gain or adjust exposure to individual securities or markets, or to protect all or a portion of the Underlying Fund's portfolio from a decline in value.

The Fund's current target asset mix (based on the Fund's distance from its retirement date) is approximately 40% equities, 30% fixed-income securities, 23% inflation sensitive instruments, 5% fixed-income diversifiers and 3% equity diversifiers. The Fund's investments in fixed-income and equity asset classes may include Underlying Funds investing in U.S. and non-U.S. securities. The Adviser will cause the relative weightings of the Fund's asset classes to vary from the target asset mix in light of market conditions and forecasts, but usually by not more than plus/minus 10%. Appreciation and/or depreciation of the Underlying Funds representing various asset classes may cause the relative weightings to vary by more than 10%, and during adverse market conditions the Adviser may cause the relative weightings to be more than 10% more conservative than the typical asset mix for that point in time.

In making asset allocation decisions, the Adviser uses its proprietary dynamic asset allocation process ("DAA"). DAA comprises a series of analytical and forecasting tools employed by the Adviser to gauge fluctuations in the risk/return profile of various asset classes. DAA will aim to adjust the Fund's investment exposure in changing market conditions and thereby reduce overall portfolio volatility by mitigating the effects of market fluctuations, while preserving consistent long-term return potential. For example, the Adviser may seek to reduce the Fund's risk exposure to one or more asset classes when DAA suggests that market risks relevant to those asset classes are rising but return opportunities are declining. The Adviser expects to pursue this process for the Fund primarily by adjusting Underlying Fund investments.

The following chart illustrates how the asset mix of the Fund will vary over time. In general, the asset mix of the Fund will gradually shift from one comprised largely of Underlying Funds that emphasize investments in equities to one that is comprised of a mixture of Underlying Funds that invest in fixed-income securities (including short-duration bonds) and equities.

                                    [CHART]

                                                                       Years Before Retirement
                                                                       -----------------------
                                    40          35          30         25          20          15          10           5
                                  -----------------------------------------------------------------------------------------
Equities                          83.5%       83.5%         83%       82.5%       75.5%       66.2%       56.9%       48.6%
Equity Diversifiers                  7%          7%          7%          7%          7%        6.3%        5.6%        4.9%
Inflation Sensitive                4.5%        4.5%          5%        5.5%        7.5%        8.5%       13.5%         18%
Fixed-Income Diversifiers            0%          0%          0%          0%          0%        2.1%        2.8%        3.5%
Fixed-Income                         5%          5%          5%          5%         10%       16.9%       21.2%         25%

                                           Years After Retirement
                                           ----------------------
                                    0           5            15
                                  -----       -----------------
Equities                          41.5%       35.9%       24.5%
Equity Diversifiers                3.5%        2.1%          0%
Inflation Sensitive                 23%       22.5%       21.5%
Fixed-Income Diversifiers          4.9%        4.9%        3.5%
Fixed-Income                      27.1%       34.6%       50.5%


PRINCIPAL RISKS
The value of your investment in the Fund will change with changes in the values of the Fund's investments in the Underlying Funds. There is no assurance that the Fund will provide an investor with adequate income at or through retirement.

.. MARKET RISK: The value of the Fund's investments will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market. It includes the risk that a particular style of investing may be underperforming the stock market generally.

.. ALLOCATION RISK: The allocation of investments among the Underlying Funds' different investment styles, such as equity or debt securities, or U.S. or non-U.S. securities, may have a more significant effect on the Fund's net asset value ("NAV") when one of these investments is performing more poorly than the other. There is no assurance that allocation decisions will result in the desired effects. Subjective decisions made by the Adviser and/or Morningstar may cause the Fund to incur losses or to miss profit opportunities on which it might otherwise have capitalized. The limited universe of Underlying Funds and the requirement that a specified percentage of Fund assets be invested in AB Mutual Funds as noted above may adversely affect Fund performance.

.. INTEREST RATE RISK: Changes in interest rates will affect the value of the Fund's investments in Underlying Funds that invest in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. The Fund may be subject to a heightened risk of rising rates as the current period of historically low interest rates may be ending. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

.. CREDIT RISK: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments by Underlying Funds in fixed-income securities with lower ratings are subject to a higher probability that an issuer will default or fail to meet its payment obligations.

.. HIGH YIELD DEBT SECURITY RISK: Investments in fixed-income securities with ratings below investment grade, commonly known as "junk bonds", tend to have a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of the junk bond market generally and less secondary market liquidity.

.. INFLATION RISK: This is the risk that the value of assets or income from the Fund's investments in the Underlying Funds will be less in the future as inflation decreases the value of money. As inflation increases, the value of each Underlying Fund's assets can decline as can the value of that Underlying Fund's distributions.

.. FOREIGN (NON-U.S.) RISK: Investments in non-U.S. issuers by Underlying Funds may involve more risk than investments in U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

.. CURRENCY RISK: Fluctuations in currency exchange rates may negatively affect the value of the Fund's investments or reduce its returns.

.. CAPITALIZATION RISK: Investments in small- and mid-capitalization companies by Underlying Funds tend to be more volatile than investments in large-capitalization companies. Investments in small-capitalization companies may have additional risks because these companies often have limited product lines, markets, or financial resources.

.. DERIVATIVES RISK: Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses, and may be subject to counterparty risk to a greater degree than more traditional investments.

..  LEVERAGE RISK: Borrowing money or other leverage may make an Underlying
   Fund's investments more volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of its investments. An Underlying Fund may create leverage through the use of certain portfolio management techniques such as reverse repurchase agreements or forward commitments, or by borrowing money.

.. NON-DIVERSIFICATION RISK: The Fund may have more risk because it is "non-diversified", meaning that it can invest more of its assets in a smaller number of issuers. Accordingly, changes in the value of a single security may have a more significant effect, either negative or positive, on the Fund's NAV.

.. INVESTMENT IN OTHER INVESTMENT COMPANIES RISK: As with other investments, investments in other investment companies, including ETFs, are subject to market and selection risk. In addition, shareholders of the Fund bear both their proportionate share of expenses in the Fund (including management fees) and, indirectly, the expenses of the investment companies.

.. MANAGEMENT RISK: The Fund is subject to management risk because it is an actively-managed investment fund. The Adviser and Morningstar will apply their investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that their techniques will produce the intended results.

As with all investments, you may lose money by investing in the Fund.

BAR CHART AND PERFORMANCE INFORMATION
The bar chart and performance information provide an indication of the historical risk of an investment in the Fund by showing:

.. how the Fund's performance changed from year to year for one year and over the life of the Fund; and

.. how the Fund's average annual returns for one year and over the life of the Fund compare to those of a broad-based securities market index.

You may obtain updated performance information on the Fund's website at www.ABfunds.com (click on "Investments--Mutual Funds").

The Fund's past performance before and after taxes, of course, does not necessarily indicate how it will perform in the future.

BAR CHART
The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown. Through September 30, 2016, the year-to-date unannualized return for Class A shares was 6.82%.

                                    [CHART]


 06      07      08      09      10       11       12      13      14      15
----    ----    ----    ----    ----     ----     ----    ----    ----   ------
 n/a     n/a     n/a     n/a     n/a      n/a      n/a     n/a     n/a   -1.74%



During the period shown in the bar chart, the Fund's:

BEST QUARTER WAS UP 2.19%, 4TH QUARTER, 2015; AND WORST QUARTER WAS DOWN -4.51%, 3RD QUARTER, 2015.

PERFORMANCE TABLE
AVERAGE ANNUAL TOTAL RETURNS
(For the periods ended December 31, 2015)

                                                                                     SINCE
                                                                            1 YEAR INCEPTION*
---------------------------------------------------------------------------------------------
Class A**      Return Before Taxes                                          -5.92%   -4.12%
               ------------------------------------------------------------------------------
               Return After Taxes on Distributions                          -6.32%   -4.66%
               ------------------------------------------------------------------------------
               Return After Taxes on Distributions and Sale of Fund Shares  -3.20%   -3.30%
---------------------------------------------------------------------------------------------
Class C        Return Before Taxes                                          -3.49%   -0.88%
---------------------------------------------------------------------------------------------
Advisor Class  Return Before Taxes                                          -1.51%    0.15%
---------------------------------------------------------------------------------------------
Class R        Return Before Taxes                                          -2.07%   -0.37%
---------------------------------------------------------------------------------------------
Class K        Return Before Taxes                                          -1.71%   -0.02%
---------------------------------------------------------------------------------------------
Class I        Return Before Taxes                                          -1.56%    0.14%
---------------------------------------------------------------------------------------------
Class Z        Return Before Taxes                                          -1.57%    0.14%
---------------------------------------------------------------------------------------------
S&P Target Date To 2015 Index
(reflects no deduction for fees, expenses, or taxes)                        -0.16%    1.60%
---------------------------------------------------------------------------------------------

* Inception date: 12/15/2014.

**After-tax returns:

  -Are shown for Class A shares only and will vary for the other Classes of shares because these Classes have different expense ratios;

  -Are an estimate, which is based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and

  -Are not relevant to investors who hold fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

INVESTMENT ADVISER
AllianceBernstein L.P. is the investment adviser for the Fund. The Adviser may hire and terminate sub-advisers in accordance with the terms of an exemptive order received from the Securities and Exchange Commission (the "Commission"). The exemptive order permits the Adviser, subject to the supervision and approval by the Board of Directors of the Fund, to enter into sub-advisory agreements with sub-advisers, and to materially amend or terminate those agreements, in each case without seeking the approval of the Fund's shareholders. The sub-advisers will not be affiliated with the Adviser. The initial shareholder of the Fund approved the Fund's operation in this manner and reliance by the Fund on this exemptive relief.

The Adviser has retained Morningstar as sub-adviser to select Underlying Funds within each asset class.

PORTFOLIO MANAGERS
The following table lists the persons responsible for management of the Fund's portfolio:

EMPLOYEE                 LENGTH OF SERVICE  TITLE
---------------------------------------------------------------------------------
Daniel J. Loewy             Since 2014      Senior Vice President of the Adviser

Christopher H. Nikolich     Since 2014      Senior Vice President of the Adviser

Vadim Zlotnikov             Since 2014      Senior Vice President of the Adviser

The following table lists the Morningstar personnel who are primarily responsible for selecting Underlying Funds within each asset class for investment by the Fund:

EMPLOYEE         LENGTH OF SERVICE  TITLE
--------------------------------------------------------------------------------------------
Brian Huckstep      Since 2014      Portfolio Manager for the registered investment adviser
                                    subsidiaries of Morningstar, Inc.

John McLaughlin     Since 2015      Senior Investment Consultant for the registered
                                    investment adviser subsidiaries of Morningstar, Inc.

ADDITIONAL INFORMATION
For important information about the purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to ADDITIONAL INFORMATION ABOUT PURCHASE AND SALE OF FUND SHARES, TAXES AND FINANCIAL INTERMEDIARIES, page 59 of this Prospectus.

AB MULTI-MANAGER SELECT 2020 FUND
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
The Fund's investment objective is to seek the highest total return (total return includes capital appreciation and income) over time consistent with its asset mix.

FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge reductions if you and members of your family invest, or agree to invest in the future, at least $100,000 in AB Mutual Funds. More information about these and other discounts is available from your financial intermediary and in Investing in the Funds--Sales Charge Reduction Programs for Class A Shares on page 73 of this Prospectus and in Purchase of Shares--Sales Charge Reduction Programs for
Class A Shares on page 105 of the Fund's Statement of Additional Information ("SAI").

SHAREHOLDER FEES (fees paid directly from your investment)

                                                                                                                       CLASS
                                                                                CLASS A  CLASS C   ADVISOR CLASS   R, K, I AND Z
                                                                                SHARES   SHARES       SHARES          SHARES
--------------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering price)                                              4.25%    None         None            None
--------------------------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
(as a percentage of offering price or redemption proceeds, whichever is lower)   None(a)  1.00%(b)     None            None
--------------------------------------------------------------------------------------------------------------------------------
Exchange Fee                                                                     None     None         None            None
--------------------------------------------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)

                                                              CLASS A CLASS C ADVISOR CLASS CLASS R CLASS K CLASS I CLASS Z
---------------------------------------------------------------------------------------------------------------------------
Management Fees                                                 .15%    .15%       .15%       .15%    .15%    .15%    .15%
Distribution and/or Service (12b-1) Fees                        .25%   1.00%       None       .50%    .25%    None    None
Other Expenses
  Transfer Agent                                                .12%    .11%       .09%       .23%    .13%    .06%    .02%
  Other Expenses                                                .49%    .56%       .45%       .48%    .51%    .59%    .80%
                                                              ------  ------     ------     ------  ------  ------  ------
Total Other Expenses                                            .61%    .67%       .54%       .71%    .64%    .65%    .82%
                                                              ------  ------     ------     ------  ------  ------  ------
Acquired Fund Fees and Expenses (Underlying Funds)              .61%    .61%       .61%       .61%    .61%    .61%    .61%
                                                              ------  ------     ------     ------  ------  ------  ------
Total Annual Fund Operating Expenses                           1.62%   2.43%      1.30%      1.97%   1.65%   1.41%   1.58%
                                                              ======  ======     ======     ======  ======  ======  ======
Fee Waiver and/or Expense Reimbursement(c)                    (.57)%  (.63)%     (.50)%     (.67)%  (.60)%  (.61)%  (.78)%
                                                              ------  ------     ------     ------  ------  ------  ------
Total Annual Fund Operating Expenses After Fee Waiver and/or
 Expense Reimbursement                                         1.05%   1.80%       .80%      1.30%   1.05%    .80%    .80%
                                                              ======  ======     ======     ======  ======  ======  ======
---------------------------------------------------------------------------------------------------------------------------

(a)Purchases of Class A shares in amounts of $1,000,000 or more, or by certain group retirement plans, may be subject to a 1%, 1-year contingent deferred sales charge ("CDSC"), which may be subject to waiver in certain circumstances.

(b)For Class C shares, the CDSC is 0% after the first year.

(c)The Adviser has contractually agreed to waive its management fees and/or to bear expenses of the Fund through November 30, 2017 to the extent necessary to prevent the Fund's operating expenses (excluding acquired fund fees and expenses, interest expense, taxes, extraordinary expenses, and brokerage commissions and other transaction costs), on an annualized basis, from exceeding .44%, 1.19%, .19%, .69%, .44%, .19% and .19% of average daily net assets, respectively, for Class A, Class C, Advisor Class, Class R, Class K, Class I and Class Z shares. The expense limitation agreement may not be terminated by the Adviser before November 30, 2017 and may be extended for additional one-year terms. Any fees waived and expenses borne by the Adviser through January 5, 2016 under the expense limitation in effect prior to that date may be reimbursed by the Fund until the end of the third fiscal year after the fiscal period in which the fee was waived or the expense was borne, provided that no reimbursement payment will be made that would cause the Fund's operating expenses to exceed the applicable expense limitations.

EXAMPLES
The Examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, that the Fund's operating expenses stay the same and that the fee waiver is in effect only for the first year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                CLASS A CLASS C ADVISOR CLASS CLASS R CLASS K CLASS I CLASS Z
-----------------------------------------------------------------------------
After 1 Year    $  528  $  283*    $   82     $  132  $  107  $   82  $   82
After 3 Years   $  861  $  697     $  361     $  553  $  462  $  386  $  422
After 5 Years   $1,217  $1,239     $  661     $1,000  $  840  $  713  $  787
After 10 Years  $2,219  $2,719     $1,513     $2,242  $1,904  $1,638  $1,812
-----------------------------------------------------------------------------

*If you did not redeem your shares at the end of the period, your expenses would be decreased by approximately $100.

PORTFOLIO TURNOVER
The Fund (or an Underlying Fund) pays transaction costs, such as commissions, when it buys or sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These transaction costs, which are not reflected in the Annual Fund Operating Expenses or in the Examples, affect the Fund's performance. During the most recent fiscal period, the Fund's portfolio turnover rate (which does not reflect purchases and sales of securities by the Underlying Funds) was 81% of the average value of its portfolio.

PRINCIPAL STRATEGIES
The Fund seeks the highest total return over time consistent with its asset mix. Total return includes capital growth and income. To achieve its investment objective, the Fund focuses its investments while minimizing short term risks on a combination of AB Mutual Funds and mutual funds and exchange-traded funds, or ETFs, managed by unaffiliated third parties ("Underlying Funds") representing a variety of asset classes and investment styles. The Fund invests in the Underlying Funds in accordance with its target asset mix. In order to implement the Fund's investment strategies, Morningstar Investment Management LLC ("Morningstar"), the Fund's sub-adviser, selects Underlying Funds within each asset class for investment by the Fund from among AB Mutual Funds and funds offered by other fund complexes that have entered into a participation agreement or similar arrangement with the Fund. The Adviser has directed Morningstar to typically select Underlying Funds so that a target of 33% but no more than 40% of the Fund's portfolio is invested in AB Mutual Funds.

The Fund is managed to the specific year of planned retirement included in its name (the "retirement date"). The Fund's asset mix will become more conservative, with an increasing exposure to investments in fixed-income securities and short-term bonds, each year until reaching the year approximately fifteen years after the retirement date. At that time, the Fund will no longer be managed to become more conservative each year, although the Adviser may continue to vary the relative weightings of the Fund's asset classes as described below. This strategy reflects the objective of pursuing the maximum amount of total return, consistent with a reasonable amount of risk, during the investor's pre-retirement and early retirement years. After the retirement date of the Fund, the Fund's investment mix anticipates that an investor may take withdrawals from his or her account to provide supplemental retirement income and seeks to minimize the likelihood that an investor in the Fund experiences a significant loss of capital at a more advanced age.

The Fund allocates its investments in Underlying Funds that invest in the following asset classes: equities, equity diversifiers, inflation sensitive instruments, fixed-income diversifiers and fixed-income securities (including high yield bonds or "junk bonds"). For these purposes, inflation sensitive instruments include funds focused on real estate securities, commodities and inflation-indexed securities, fixed-income diversifiers include funds engaged in certain alternative strategies that seek reduced volatility and low correlation with fixed-income markets such as market neutral funds, and equity diversifiers include funds engaged in certain alternative strategies that seek reduced volatility and limited correlation with equity markets such as equity long/short funds. The Fund may also invest directly in investments in each asset class. Each Underlying Fund may enter into derivatives transactions, such as options, futures contracts, forwards and swaps, in an effort to earn income, to gain or adjust exposure to individual securities or markets, or to protect all or a portion of the Underlying Fund's portfolio from a decline in value.

The Fund's current target asset mix (based on the Fund's distance from its retirement date) is approximately 46% equities, 26% fixed-income securities, 20% inflation sensitive instruments, 4% equity diversifiers and 4% fixed-income diversifiers. The Fund's investments in fixed-income and equity asset classes may include Underlying Funds investing in U.S. and non-U.S. securities. The Adviser will cause the relative weightings of the Fund's asset classes to vary from the target asset mix in light of market conditions and forecasts, but usually by not more than plus/minus 10%. Appreciation and/or depreciation of the Underlying Funds representing various asset classes may cause the relative weightings to vary by more than 10%, and during adverse market conditions the Adviser may cause the relative weightings to be more than 10% more conservative than the typical asset mix for that point in time.

In making asset allocation decisions, the Adviser uses its proprietary dynamic asset allocation process ("DAA"). DAA comprises a series of analytical and forecasting tools employed by the Adviser to gauge fluctuations in the risk/return profile of various asset classes. DAA will aim to adjust the Fund's investment exposure in changing market conditions and thereby reduce overall portfolio volatility by mitigating the effects of market fluctuations, while preserving consistent long-term return potential. For example, the Adviser may seek to reduce the Fund's risk exposure to one or more asset classes when DAA suggests that market risks relevant to those asset classes are rising but return opportunities are declining. The Adviser expects to pursue this process for the Fund primarily by adjusting Underlying Fund investments.

The following chart illustrates how the asset mix of the Fund will vary over time. In general, the asset mix of the Fund will gradually shift from one comprised largely of Underlying Funds that emphasize investments in equities to one that is comprised of a mixture of Underlying Funds that invest in fixed-income securities (including short-duration bonds) and equities.

                                    [CHART]

                                                                       Years Before Retirement
                                                                       -----------------------
                                    40          35          30         25          20          15          10           5
                                  -----------------------------------------------------------------------------------------
Equities                          83.5%       83.5%         83%       82.5%       75.5%       66.2%       56.9%       48.6%
Equity Diversifiers                  7%          7%          7%          7%          7%        6.3%        5.6%        4.9%
Inflation Sensitive                4.5%        4.5%          5%        5.5%        7.5%        8.5%       13.5%         18%
Fixed-Income Diversifiers            0%          0%          0%          0%          0%        2.1%        2.8%        3.5%
Fixed-Income                         5%          5%          5%          5%         10%       16.9%       21.2%         25%

                                           Years After Retirement
                                           ----------------------
                                    0           5            15
                                  -----       -----------------
Equities                          41.5%       35.9%       24.5%
Equity Diversifiers                3.5%        2.1%          0%
Inflation Sensitive                 23%       22.5%       21.5%
Fixed-Income Diversifiers          4.9%        4.9%        3.5%
Fixed-Income                      27.1%       34.6%       50.5%


PRINCIPAL RISKS
The value of your investment in the Fund will change with changes in the values of the Fund's investments in the Underlying Funds. There is no assurance that the Fund will provide an investor with adequate income at or through retirement.

.. MARKET RISK: The value of the Fund's investments will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market. It includes the risk that a particular style of investing may be underperforming the stock market generally.

.. ALLOCATION RISK: The allocation of investments among the Underlying Funds' different investment styles, such as equity or debt securities, or U.S. or non-U.S. securities, may have a more significant effect on the Fund's net asset value ("NAV") when one of these investments is performing more poorly than the other. There is no assurance that allocation decisions will result in the desired effects. Subjective decisions made by the Adviser and/or Morningstar may cause the Fund to incur losses or to miss profit opportunities on which it might otherwise have capitalized. The limited universe of Underlying Funds and the requirement that a specified percentage of Fund assets be invested in AB Mutual Funds as noted above may adversely affect Fund performance.

.. INTEREST RATE RISK: Changes in interest rates will affect the value of the Fund's investments in Underlying Funds that invest in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. The Fund may be subject to a heightened risk of rising rates as the current period of historically low interest rates may be ending. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

.. CREDIT RISK: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments by Underlying Funds in fixed-income securities with lower ratings are subject to a higher probability that an issuer will default or fail to meet its payment obligations.

.. HIGH YIELD DEBT SECURITY RISK: Investments in fixed-income securities with ratings below investment grade, commonly known as "junk bonds", tend to have a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of the junk bond market generally and less secondary market liquidity.

.. INFLATION RISK: This is the risk that the value of assets or income from the Fund's investments in the Underlying Funds will be less in the future as inflation decreases the value of money. As inflation increases, the value of each Underlying Fund's assets can decline as can the value of that Underlying Fund's distributions.

.. FOREIGN (NON-U.S.) RISK: Investments in non-U.S. issuers by Underlying Funds may involve more risk than investments in U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

.. CURRENCY RISK: Fluctuations in currency exchange rates may negatively affect the value of the Fund's investments or reduce its returns.

.. CAPITALIZATION RISK: Investments in small- and mid-capitalization companies by Underlying Funds tend to be more volatile than investments in large-capitalization companies. Investments in small-capitalization companies may have additional risks because these companies often have limited product lines, markets, or financial resources.

.. DERIVATIVES RISK: Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses, and may be subject to counterparty risk to a greater degree than more traditional investments.

..  LEVERAGE RISK: Borrowing money or other leverage may make an Underlying
   Fund's investments more volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of its investments. An Underlying Fund may create leverage through the use of certain portfolio management techniques such as reverse repurchase agreements or forward commitments, or by borrowing money.

.. NON-DIVERSIFICATION RISK: The Fund may have more risk because it is "non-diversified", meaning that it can invest more of its assets in a smaller number of issuers. Accordingly, changes in the value of a single security may have a more significant effect, either negative or positive, on the Fund's NAV.

.. INVESTMENT IN OTHER INVESTMENT COMPANIES RISK: As with other investments, investments in other investment companies, including ETFs, are subject to market and selection risk. In addition, shareholders of the Fund bear both their proportionate share of expenses in the Fund (including management fees) and, indirectly, the expenses of the investment companies.

.. MANAGEMENT RISK: The Fund is subject to management risk because it is an actively-managed investment fund. The Adviser and Morningstar will apply their investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that their techniques will produce the intended results.

As with all investments, you may lose money by investing in the Fund.

BAR CHART AND PERFORMANCE INFORMATION
The bar chart and performance information provide an indication of the historical risk of an investment in the Fund by showing:

.. how the Fund's performance changed from year to year for one year and over the life of the Fund; and

.. how the Fund's average annual returns for one year and over the life of the Fund compare to those of a broad-based securities market index.

You may obtain updated performance information on the Fund's website at www.ABfunds.com (click on "Investments--Mutual Funds").

The Fund's past performance before and after taxes, of course, does not necessarily indicate how it will perform in the future.

BAR CHART
The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown. Through September 30, 2016, the year-to-date unannualized return for Class A shares was 6.82%.

                                    [CHART]


 06      07      08      09      10       11       12      13      14      15
----    ----    ----    ----    ----     ----     ----    ----    ----   ------
 n/a     n/a     n/a     n/a     n/a      n/a      n/a     n/a     n/a   -1.69%



During the period shown in the bar chart, the Fund's:

BEST QUARTER WAS UP 2.46%, 4TH QUARTER, 2015; AND WORST QUARTER WAS DOWN -5.17%, 3RD QUARTER, 2015.

PERFORMANCE TABLE
AVERAGE ANNUAL TOTAL RETURNS
(For the periods ended December 31, 2015)

                                                                                     SINCE
                                                                            1 YEAR INCEPTION*
---------------------------------------------------------------------------------------------
Class A**      Return Before Taxes                                          -5.87%   -3.72%
               ------------------------------------------------------------ ------ ----------
               Return After Taxes on Distributions                          -6.27%   -4.42%
               ------------------------------------------------------------ ------ ----------
               Return After Taxes on Distributions and Sale of Fund Shares  -3.15%   -3.05%
---------------------------------------------------------------------------------------------
Class C        Return Before Taxes                                          -3.46%   -0.50%
---------------------------------------------------------------------------------------------
Advisor Class  Return Before Taxes                                          -1.41%    0.62%
---------------------------------------------------------------------------------------------
Class R        Return Before Taxes                                          -1.93%    0.02%
---------------------------------------------------------------------------------------------
Class K        Return Before Taxes                                          -1.58%    0.37%
---------------------------------------------------------------------------------------------
Class I        Return Before Taxes                                          -1.43%    0.54%
---------------------------------------------------------------------------------------------
Class Z        Return Before Taxes                                          -1.44%    0.53%
---------------------------------------------------------------------------------------------
S&P Target Date To 2020 Index
(reflects no deduction for fees, expenses, or taxes)                        -0.19%    1.85%
---------------------------------------------------------------------------------------------

* Inception date: 12/15/2014.

**After-tax returns:

  -Are shown for Class A shares only and will vary for the other Classes of shares because these Classes have different expense ratios;

  -Are an estimate, which is based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and

  -Are not relevant to investors who hold fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

INVESTMENT ADVISER
AllianceBernstein L.P. is the investment adviser for the Fund. The Adviser may hire and terminate sub-advisers in accordance with the terms of an exemptive order received from the Securities and Exchange Commission (the "Commission"). The exemptive order permits the Adviser, subject to the supervision and approval by the Board of Directors of the Fund, to enter into sub-advisory agreements with sub-advisers, and to materially amend or terminate those agreements, in each case without seeking the approval of the Fund's shareholders. The sub-advisers will not be affiliated with the Adviser. The initial shareholder of the Fund approved the Fund's operation in this manner and reliance by the Fund on this exemptive relief.

The Adviser has retained Morningstar as sub-adviser to select Underlying Funds within each asset class.

PORTFOLIO MANAGERS
The following table lists the persons responsible for day-to-day management of the Fund's portfolio:

EMPLOYEE                 LENGTH OF SERVICE  TITLE
---------------------------------------------------------------------------------
Daniel J. Loewy             Since 2014      Senior Vice President of the Adviser

Christopher H. Nikolich     Since 2014      Senior Vice President of the Adviser

Vadim Zlotnikov             Since 2014      Senior Vice President of the Adviser

The following table lists the Morningstar personnel who are primarily responsible for selecting Underlying Funds within each asset class for investment by the Fund:

EMPLOYEE         LENGTH OF SERVICE  TITLE
--------------------------------------------------------------------------------------------
Brian Huckstep      Since 2014      Portfolio Manager for the registered investment adviser
                                    subsidiaries of Morningstar, Inc.

John McLaughlin     Since 2015      Senior Investment Consultant for the registered
                                    investment adviser subsidiaries of Morningstar, Inc.

ADDITIONAL INFORMATION
For important information about the purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to ADDITIONAL INFORMATION ABOUT PURCHASE AND SALE OF FUND SHARES, TAXES AND FINANCIAL INTERMEDIARIES, page 59 of this Prospectus.

AB MULTI-MANAGER SELECT 2025 FUND
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
The Fund's investment objective is to seek the highest total return (total return includes capital appreciation and income) over time consistent with its asset mix.

FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge reductions if you and members of your family invest, or agree to invest in the future, at least $100,000 in AB Mutual Funds. More information about these and other discounts is available from your financial intermediary and in Investing in the Funds--Sales Charge Reduction Programs for Class A Shares on page 73 of this Prospectus and in Purchase of Shares--Sales Charge Reduction Programs for
Class A Shares on page 105 of the Fund's Statement of Additional Information ("SAI").

SHAREHOLDER FEES (fees paid directly from your investment)

                                                                                                                        CLASS
                                                                                CLASS A   CLASS C   ADVISOR CLASS   R, K, I AND Z
                                                                                SHARES    SHARES       SHARES          SHARES
---------------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering price)                                              4.25%     None         None            None
---------------------------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
(as a percentage of offering price or redemption proceeds, whichever is lower)   None(a)   1.00%(b)     None            None
---------------------------------------------------------------------------------------------------------------------------------
Exchange Fee                                                                     None      None         None            None
---------------------------------------------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)

                                                              CLASS A CLASS C ADVISOR CLASS CLASS R CLASS K CLASS I CLASS Z
---------------------------------------------------------------------------------------------------------------------------
Management Fees                                                 .15%    .15%       .15%       .15%    .15%    .15%    .15%
Distribution and/or Service (12b-1) Fees                        .25%   1.00%       None       .50%    .25%    None    None
Other Expenses
  Transfer Agent                                                .12%    .12%       .10%       .19%    .14%    .06%    .02%
  Other Expenses                                                .31%    .41%       .54%       .17%    .38%    .44%    .61%
                                                              ------  ------     ------     ------  ------  ------  ------
Total Other Expenses                                            .43%    .53%       .64%       .36%    .52%    .50%    .63%
                                                              ------  ------     ------     ------  ------  ------  ------
Acquired Fund Fees and Expenses (Underlying Funds)              .62%    .62%       .62%       .62%    .62%    .62%    .62%
                                                              ------  ------     ------     ------  ------  ------  ------
Total Annual Fund Operating Expenses                           1.45%   2.30%      1.41%      1.63%   1.54%   1.27%   1.40%
                                                              ======  ======     ======     ======  ======  ======  ======
Fee Waiver and/or Expense Reimbursement(c)                    (.40)%  (.50)%     (.61)%     (.33)%  (.49)%  (.47)%  (.60)%
                                                              ------  ------     ------     ------  ------  ------  ------
Total Annual Fund Operating Expenses After Fee Waiver and/or
 Expense Reimbursement                                         1.05%   1.80%       .80%      1.30%   1.05%    .80%    .80%
                                                              ======  ======     ======     ======  ======  ======  ======
---------------------------------------------------------------------------------------------------------------------------

(a)Purchases of Class A shares in amounts of $1,000,000 or more, or by certain group retirement plans, may be subject to a 1%, 1-year contingent deferred sales charge ("CDSC"), which may be subject to waiver in certain circumstances.

(b)For Class C shares, the CDSC is 0% after the first year.

(c)The Adviser has contractually agreed to waive its management fees and/or to bear expenses of the Fund through November 30, 2017 to the extent necessary to prevent the Fund's operating expenses (excluding acquired fund fees and expenses, interest expense, taxes, extraordinary expenses, and brokerage commissions and other transaction costs), on an annualized basis, from exceeding .43%, 1.18%, .18%, .68%, .43%, .18% and .18% of average daily net assets, respectively, for Class A, Class C, Advisor Class, Class R, Class K, Class I and Class Z shares. The expense limitation agreement may not be terminated by the Adviser before November 30, 2017 and may be extended for additional one-year terms. Any fees waived and expenses borne by the Adviser through January 5, 2016 under the expense limitation in effect prior to that date may be reimbursed by the Fund until the end of the third fiscal year after the fiscal period in which the fee was waived or the expense was borne, provided that no reimbursement payment will be made that would cause the Fund's operating expenses to exceed the applicable expense limitations.

EXAMPLES
The Examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, that the Fund's operating expenses stay the same and that the fee waiver is in effect only for the first year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                CLASS A CLASS C ADVISOR CLASS CLASS R CLASS K CLASS I CLASS Z
-----------------------------------------------------------------------------
After 1 Year    $  528  $  283*    $   82     $  132  $  107  $   82  $   82
After 3 Years   $  827  $  671     $  386     $  482  $  438  $  356  $  384
After 5 Years   $1,147  $1,185     $  713     $  855  $  793  $  652  $  709
After 10 Years  $2,054  $2,597     $1,638     $1,905  $1,793  $1,493  $1,628
-----------------------------------------------------------------------------

*If you did not redeem your shares at the end of the period, your expenses would be decreased by approximately $100.

PORTFOLIO TURNOVER
The Fund (or an Underlying Fund) pays transaction costs, such as commissions, when it buys or sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These transaction costs, which are not reflected in the Annual Fund Operating Expenses or in the Examples, affect the Fund's performance. During the most recent fiscal period, the Fund's portfolio turnover rate (which does not reflect purchases and sales of securities by the Underlying Funds) was 75% of the average value of its portfolio.

PRINCIPAL STRATEGIES
The Fund seeks the highest total return over time consistent with its asset mix. Total return includes capital growth and income. To achieve its investment objective, the Fund focuses its investments while minimizing short term risks on a combination of AB Mutual Funds and mutual funds and exchange-traded funds, or ETFs, managed by unaffiliated third parties ("Underlying Funds") representing a variety of asset classes and investment styles. The Fund invests in the Underlying Funds in accordance with its target asset mix. In order to implement the Fund's investment strategies, Morningstar Investment Management LLC ("Morningstar"), the Fund's sub-adviser, selects Underlying Funds within each asset class for investment by the Fund from among AB Mutual Funds and funds offered by other fund complexes that have entered into a participation agreement or similar arrangement with the Fund. The Adviser has directed Morningstar to typically select Underlying Funds so that a target of 33% but no more than 40% of the Fund's portfolio is invested in AB Mutual Funds.

The Fund is managed to the specific year of planned retirement included in its name (the "retirement date"). The Fund's asset mix will become more conservative, with an increasing exposure to investments in fixed-income securities and short-term bonds, each year until reaching the year approximately fifteen years after the retirement date. At that time, the Fund will no longer be managed to become more conservative each year, although the Adviser may continue to vary the relative weightings of the Fund's asset classes as described below. This strategy reflects the objective of pursuing the maximum amount of total return, consistent with a reasonable amount of risk, during the investor's pre-retirement and early retirement years. After the retirement date of the Fund, the Fund's investment mix anticipates that an investor may take withdrawals from his or her account to provide supplemental retirement income and seeks to minimize the likelihood that an investor in the Fund experiences a significant loss of capital at a more advanced age.

The Fund allocates its investments in Underlying Funds that invest in the following asset classes: equities, equity diversifiers, inflation sensitive instruments, fixed-income diversifiers and fixed-income securities (including high yield bonds or "junk bonds"). For these purposes, inflation sensitive instruments include funds focused on real estate securities, commodities and inflation-indexed securities, fixed-income diversifiers include funds engaged in certain alternative strategies that seek reduced volatility and low correlation with fixed-income markets such as market neutral funds, and equity diversifiers include funds engaged in certain alternative strategies that seek reduced volatility and limited correlation with equity markets such as equity long/short funds. The Fund may also invest directly in investments in each asset class. Each Underlying Fund may enter into derivatives transactions, such as options, futures contracts, forwards and swaps, in an effort to earn income, to gain or adjust exposure to individual securities or markets, or to protect all or a portion of the Underlying Fund's portfolio from a decline in value.

The Fund's current target asset mix (based on the Fund's distance from its retirement date) is approximately 54% equities, 23% fixed-income securities, 15% inflation sensitive instruments, 5% equity diversifiers and 3% fixed-income diversifiers. The Fund's investments in fixed-income and equity asset classes may include Underlying Funds investing in U.S. and non-U.S. securities. The Adviser will cause the relative weightings of the Fund's asset classes to vary from the target asset mix in light of market conditions and forecasts, but usually by not more than plus/minus 10%. Appreciation and/or depreciation of the Underlying Funds representing various asset classes may cause the relative weightings to vary by more than 10%, and during adverse market conditions the Adviser may cause the relative weightings to be more than 10% more conservative than the typical asset mix for that point in time.

In making asset allocation decisions, the Adviser uses its proprietary dynamic asset allocation process ("DAA"). DAA comprises a series of analytical and forecasting tools employed by the Adviser to gauge fluctuations in the risk/return profile of various asset classes. DAA will aim to adjust the Fund's investment exposure in changing market conditions and thereby reduce overall portfolio volatility by mitigating the effects of market fluctuations, while preserving consistent long-term return potential. For example, the Adviser may seek to reduce the Fund's risk exposure to one or more asset classes when DAA suggests that market risks relevant to those asset classes are rising but return opportunities are declining. The Adviser expects to pursue this process for the Fund primarily by adjusting Underlying Fund investments.

The following chart illustrates how the asset mix of the Fund will vary over time. In general, the asset mix of the Fund will gradually shift from one comprised largely of Underlying Funds that emphasize investments in equities to one that is comprised of a mixture of Underlying Funds that invest in fixed-income securities (including short-duration bonds) and equities.

                                    [CHART]

                                                                       Years Before Retirement
                                                                       -----------------------
                                    40          35          30         25          20          15          10           5
                                  -----------------------------------------------------------------------------------------
Equities                          83.5%       83.5%         83%       82.5%       75.5%       66.2%       56.9%       48.6%
Equity Diversifiers                  7%          7%          7%          7%          7%        6.3%        5.6%        4.9%
Inflation Sensitive                4.5%        4.5%          5%        5.5%        7.5%        8.5%       13.5%         18%
Fixed-Income Diversifiers            0%          0%          0%          0%          0%        2.1%        2.8%        3.5%
Fixed-Income                         5%          5%          5%          5%         10%       16.9%       21.2%         25%

                                           Years After Retirement
                                           ----------------------
                                    0           5            15
                                  -----       -----------------
Equities                          41.5%       35.9%       24.5%
Equity Diversifiers                3.5%        2.1%          0%
Inflation Sensitive                 23%       22.5%       21.5%
Fixed-Income Diversifiers          4.9%        4.9%        3.5%
Fixed-Income                      27.1%       34.6%       50.5%


PRINCIPAL RISKS
The value of your investment in the Fund will change with changes in the values of the Fund's investments in the Underlying Funds. There is no assurance that the Fund will provide an investor with adequate income at or through retirement.

.. MARKET RISK: The value of the Fund's investments will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market. It includes the risk that a particular style of investing may be underperforming the stock market generally.

.. ALLOCATION RISK: The allocation of investments among the Underlying Funds' different investment styles, such as equity or debt securities, or U.S. or non-U.S. securities, may have a more significant effect on the Fund's net asset value ("NAV") when one of these investments is performing more poorly than the other. There is no assurance that allocation decisions will result in the desired effects. Subjective decisions made by the Adviser and/or Morningstar may cause the Fund to incur losses or to miss profit opportunities on which it might otherwise have capitalized. The limited universe of Underlying Funds and the requirement that a specified percentage of Fund assets be invested in AB Mutual Funds as noted above may adversely affect Fund performance.

.. INTEREST RATE RISK: Changes in interest rates will affect the value of the Fund's investments in Underlying Funds that invest in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. The Fund may be subject to a heightened risk of rising rates as the current period of historically low interest rates may be ending. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

.. CREDIT RISK: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments by Underlying Funds in fixed-income securities with lower ratings are subject to a higher probability that an issuer will default or fail to meet its payment obligations.

.. HIGH YIELD DEBT SECURITY RISK: Investments in fixed-income securities with ratings below investment grade, commonly known as "junk bonds", tend to have a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of the junk bond market generally and less secondary market liquidity.

.. INFLATION RISK: This is the risk that the value of assets or income from the Fund's investments in the Underlying Funds will be less in the future as inflation decreases the value of money. As inflation increases, the value of each Underlying Fund's assets can decline as can the value of that Underlying Fund's distributions.

.. FOREIGN (NON-U.S.) RISK: Investments in non-U.S. issuers by Underlying Funds may involve more risk than investments in U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

.. CURRENCY RISK: Fluctuations in currency exchange rates may negatively affect the value of the Fund's investments or reduce its returns.

.. CAPITALIZATION RISK: Investments in small- and mid-capitalization companies by Underlying Funds tend to be more volatile than investments in large-capitalization companies. Investments in small-capitalization companies may have additional risks because these companies often have limited product lines, markets, or financial resources.

.. DERIVATIVES RISK: Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses, and may be subject to counterparty risk to a greater degree than more traditional investments.

..  LEVERAGE RISK: Borrowing money or other leverage may make an Underlying
   Fund's investments more volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of its investments. An Underlying Fund may create leverage through the use of certain portfolio management techniques such as reverse repurchase agreements or forward commitments, or by borrowing money.

.. NON-DIVERSIFICATION RISK: The Fund may have more risk because it is "non-diversified", meaning that it can invest more of its assets in a smaller number of issuers. Accordingly, changes in the value of a single security may have a more significant effect, either negative or positive, on the Fund's NAV.

.. INVESTMENT IN OTHER INVESTMENT COMPANIES RISK: As with other investments, investments in other investment companies, including ETFs, are subject to market and selection risk. In addition, shareholders of the Fund bear both their proportionate share of expenses in the Fund (including management fees) and, indirectly, the expenses of the investment companies.

.. MANAGEMENT RISK: The Fund is subject to management risk because it is an actively-managed investment fund. The Adviser and Morningstar will apply their investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that their techniques will produce the intended results.

As with all investments, you may lose money by investing in the Fund.

BAR CHART AND PERFORMANCE INFORMATION
The bar chart and performance information provide an indication of the historical risk of an investment in the Fund by showing:

.. how the Fund's performance changed from year to year for one year and over the life of the Fund; and

.. how the Fund's average annual returns for one year and over the life of the Fund compare to those of a broad-based securities market index.

You may obtain updated performance information on the Fund's website at www.ABfunds.com (click on "Investments--Mutual Funds").

The Fund's past performance before and after taxes, of course, does not necessarily indicate how it will perform in the future.

BAR CHART
The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown. Through September 30, 2016, the year-to-date unannualized return for Class A shares was 6.71%.

                                    [CHART]


 06      07      08      09      10       11       12      13      14      15
----    ----    ----    ----    ----     ----     ----    ----    ----   ------
 n/a     n/a     n/a     n/a     n/a      n/a      n/a     n/a     n/a   -1.44%



During the period shown in the bar chart, the Fund's:

BEST QUARTER WAS UP 3.04%, 4TH QUARTER, 2015; AND WORST QUARTER WAS DOWN -5.65%, 3RD QUARTER, 2015.

PERFORMANCE TABLE
AVERAGE ANNUAL TOTAL RETURNS
(For the periods ended December 31, 2015)

                                                                                     SINCE
                                                                            1 YEAR INCEPTION*
---------------------------------------------------------------------------------------------
Class A**      Return Before Taxes                                          -5.63%   -3.27%
               ------------------------------------------------------------------------------
               Return After Taxes on Distributions                          -6.05%   -4.12%
               ------------------------------------------------------------------------------
               Return After Taxes on Distributions and Sale of Fund Shares  -3.01%   -2.78%
---------------------------------------------------------------------------------------------
Class C        Return Before Taxes                                          -3.08%    0.11%
---------------------------------------------------------------------------------------------
Advisor Class  Return Before Taxes                                          -1.20%    1.05%
---------------------------------------------------------------------------------------------
Class R        Return Before Taxes                                          -1.62%    0.55%
---------------------------------------------------------------------------------------------
Class K        Return Before Taxes                                          -1.35%    0.82%
---------------------------------------------------------------------------------------------
Class I        Return Before Taxes                                          -1.09%    1.09%
---------------------------------------------------------------------------------------------
Class Z        Return Before Taxes                                          -1.10%    1.08%
---------------------------------------------------------------------------------------------
S&P Target Date To 2025 Index
(reflects no deduction for fees, expenses, or taxes)                        -0.25%    2.02%
---------------------------------------------------------------------------------------------

* Inception date: 12/15/2014.

**After-tax returns:

  -Are shown for Class A shares only and will vary for the other Classes of shares because these Classes have different expense ratios;

  -Are an estimate, which is based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and

  -Are not relevant to investors who hold fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

INVESTMENT ADVISER
AllianceBernstein L.P. is the investment adviser for the Fund. The Adviser may hire and terminate sub-advisers in accordance with the terms of an exemptive order received from the Securities and Exchange Commission (the "Commission"). The exemptive order permits the Adviser, subject to the supervision and approval by the Board of Directors of the Fund, to enter into sub-advisory agreements with sub-advisers, and to materially amend or terminate those agreements, in each case without seeking the approval of the Fund's shareholders. The sub-advisers will not be affiliated with the Adviser. The initial shareholder of the Fund approved the Fund's operation in this manner and reliance by the Fund on this exemptive relief.

The Adviser has retained Morningstar as sub-adviser to select Underlying Funds within each asset class.

PORTFOLIO MANAGERS
The following table lists the persons responsible for day-to-day management of the Fund's portfolio:

EMPLOYEE                 LENGTH OF SERVICE  TITLE
---------------------------------------------------------------------------------
Daniel J. Loewy             Since 2014      Senior Vice President of the Adviser

Christopher H. Nikolich     Since 2014      Senior Vice President of the Adviser

Vadim Zlotnikov             Since 2014      Senior Vice President of the Adviser

The following table lists the Morningstar personnel who are primarily responsible for selecting Underlying Funds within each asset class for investment by the Fund:

EMPLOYEE         LENGTH OF SERVICE  TITLE
--------------------------------------------------------------------------------------------
Brian Huckstep      Since 2014      Portfolio Manager for the registered investment adviser
                                    subsidiaries of Morningstar, Inc.

John McLaughlin     Since 2015      Senior Investment Consultant for the registered
                                    investment adviser subsidiaries of Morningstar, Inc.

ADDITIONAL INFORMATION
For important information about the purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to ADDITIONAL INFORMATION ABOUT PURCHASE AND SALE OF FUND SHARES, TAXES AND FINANCIAL INTERMEDIARIES, page 59 of this Prospectus.

AB MULTI-MANAGER SELECT 2030 FUND
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
The Fund's investment objective is to seek the highest total return (total return includes capital appreciation and income) over time consistent with its asset mix.

FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge reductions if you and members of your family invest, or agree to invest in the future, at least $100,000 in AB Mutual Funds. More information about these and other discounts is available from your financial intermediary and in Investing in the Funds--Sales Charge Reduction Programs for Class A Shares on page 73 of this Prospectus and in Purchase of Shares--Sales Charge Reduction Programs for
Class A Shares on page 105 of the Fund's Statement of Additional Information ("SAI").

SHAREHOLDER FEES (fees paid directly from your investment)

                                                                                                                       CLASS
                                                                                CLASS A  CLASS C   ADVISOR CLASS   R, K, I AND Z
                                                                                SHARES   SHARES       SHARES          SHARES
--------------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering price)                                              4.25%    None         None            None
--------------------------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
(as a percentage of offering price or redemption proceeds, whichever is lower)   None(a)  1.00%(b)     None            None
--------------------------------------------------------------------------------------------------------------------------------
Exchange Fee                                                                     None     None         None            None
--------------------------------------------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)

                                                              CLASS A CLASS C ADVISOR CLASS CLASS R CLASS K CLASS I CLASS Z
---------------------------------------------------------------------------------------------------------------------------
Management Fees                                                 .15%    .15%       .15%       .15%    .15%    .15%    .15%
Distribution and/or Service (12b-1) Fees                        .25%   1.00%       None       .50%    .25%    None    None
Other Expenses
  Transfer Agent                                                .13%    .12%       .09%       .20%    .13%    .05%    .02%
  Other Expenses                                                .44%    .56%       .46%       .55%    .53%    .60%    .78%
                                                              ------  ------     ------     ------  ------  ------  ------
Total Other Expenses                                            .57%    .68%       .55%       .75%    .66%    .65%    .80%
                                                              ------  ------     ------     ------  ------  ------  ------
Acquired Fund Fees and Expenses (Underlying Funds)              .62%    .62%       .62%       .62%    .62%    .62%    .62%
                                                              ------  ------     ------     ------  ------  ------  ------
Total Annual Fund Operating Expenses                           1.59%   2.45%      1.32%      2.02%   1.68%   1.42%   1.57%
                                                              ======  ======     ======     ======  ======  ======  ======
Fee Waiver and/or Expense Reimbursement(c)                    (.49)%  (.60)%     (.47)%     (.67)%  (.58)%  (.57)%  (.72)%
                                                              ------  ------     ------     ------  ------  ------  ------
Total Annual Fund Operating Expenses After Fee Waiver and/or
 Expense Reimbursement                                         1.10%   1.85%       .85%      1.35%   1.10%    .85%    .85%
                                                              ======  ======     ======     ======  ======  ======  ======
---------------------------------------------------------------------------------------------------------------------------

(a)Purchases of Class A shares in amounts of $1,000,000 or more, or by certain group retirement plans, may be subject to a 1%, 1-year contingent deferred sales charge ("CDSC"), which may be subject to waiver in certain circumstances.

(b)For Class C shares, the CDSC is 0% after the first year.

(c)The Adviser has contractually agreed to waive its management fees and/or to bear expenses of the Fund through November 30, 2017 to the extent necessary to prevent the Fund's operating expenses (excluding acquired fund fees and expenses, interest expense, taxes, extraordinary expenses, and brokerage commissions and other transaction costs), on an annualized basis, from exceeding .48%, 1.23%, .23%, .73%, .48%, .23% and .23% of average daily net assets, respectively, for Class A, Class C, Advisor Class, Class R, Class K, Class I and Class Z shares. The expense limitation agreement may not be terminated by the Adviser before November 30, 2017 and may be extended for additional one-year terms. Any fees waived and expenses borne by the Adviser through January 5, 2016 under the expense limitation in effect prior to that date may be reimbursed by the Fund until the end of the third fiscal year after the fiscal period in which the fee was waived or the expense was borne, provided that no reimbursement payment will be made that would cause the Fund's operating expenses to exceed the applicable expense limitations.

EXAMPLES
The Examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, that the Fund's operating expenses stay the same and that the fee waiver is in effect only for the first year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                CLASS A CLASS C ADVISOR CLASS CLASS R CLASS K CLASS I CLASS Z
-----------------------------------------------------------------------------
After 1 Year    $  532  $  288*    $   87     $  137  $  112  $   87  $   87
After 3 Years   $  860  $  706     $  372     $  569  $  473  $  393  $  425
After 5 Years   $1,210  $1,252     $  678     $1,026  $  858  $  722  $  787
After 10 Years  $2,194  $2,741     $1,549     $2,294  $1,939  $1,653  $1,806
-----------------------------------------------------------------------------

*If you did not redeem your shares at the end of the period, your expenses would be decreased by approximately $100.

PORTFOLIO TURNOVER
The Fund (or an Underlying Fund) pays transaction costs, such as commissions, when it buys or sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These transaction costs, which are not reflected in the Annual Fund Operating Expenses or in the Examples, affect the Fund's performance. During the most recent fiscal period, the Fund's portfolio turnover rate (which does not reflect purchases and sales of securities by the Underlying Funds) was 72% of the average value of its portfolio.

PRINCIPAL STRATEGIES
The Fund seeks the highest total return over time consistent with its asset mix. Total return includes capital growth and income. To achieve its investment objective, the Fund focuses its investments while minimizing short term risks on a combination of AB Mutual Funds and mutual funds and exchange-traded funds, or ETFs, managed by unaffiliated third parties ("Underlying Funds") representing a variety of asset classes and investment styles. The Fund invests in the Underlying Funds in accordance with its target asset mix. In order to implement the Fund's investment strategies, Morningstar Investment Management LLC ("Morningstar"), the Fund's sub-adviser, selects Underlying Funds within each asset class for investment by the Fund from among AB Mutual Funds and funds offered by other fund complexes that have entered into a participation agreement or similar arrangement with the Fund. The Adviser has directed Morningstar to typically select Underlying Funds so that a target of 33% but no more than 40% of the Fund's portfolio is invested in AB Mutual Funds.

The Fund is managed to the specific year of planned retirement included in its name (the "retirement date"). The Fund's asset mix will become more conservative, with an increasing exposure to investments in fixed-income securities and short-term bonds, each year until reaching the year approximately fifteen years after the retirement date. At that time, the Fund will no longer be managed to become more conservative each year, although the Adviser may continue to vary the relative weightings of the Fund's asset classes as described below. This strategy reflects the objective of pursuing the maximum amount of total return, consistent with a reasonable amount of risk, during the investor's pre-retirement and early retirement years. After the retirement date of the Fund, the Fund's investment mix anticipates that an investor may take withdrawals from his or her account to provide supplemental retirement income and seeks to minimize the likelihood that an investor in the Fund experiences a significant loss of capital at a more advanced age.

The Fund allocates its investments in Underlying Funds that invest in the following asset classes: equities, equity diversifiers, inflation sensitive instruments, fixed-income diversifiers and fixed-income securities (including high yield bonds or "junk bonds"). For these purposes, inflation sensitive instruments include funds focused on real estate securities, commodities and inflation-indexed securities, fixed-income diversifiers include funds engaged in certain alternative strategies that seek reduced volatility and low correlation with fixed-income markets such as market neutral funds, and equity diversifiers include funds engaged in certain alternative strategies that seek reduced volatility and limited correlation with equity markets such as equity long/short funds. The Fund may also invest directly in investments in each asset class. Each Underlying Fund may enter into derivatives transactions, such as options, futures contracts, forwards and swaps, in an effort to earn income, to gain or adjust exposure to individual securities or markets, or to protect all or a portion of the Underlying Fund's portfolio from a decline in value.

The Fund's current target asset mix (based on the Fund's distance from its retirement date) is approximately 63% equities, 18% fixed-income securities, 10% inflation sensitive instruments, 6% equity diversifiers and 2% fixed-income diversifiers. The Fund's investments in fixed-income and equity asset classes may include Underlying Funds investing in U.S. and non-U.S. securities. The Adviser will cause the relative weightings of the Fund's asset classes to vary from the target asset mix in light of market conditions and forecasts, but usually by not more than plus/minus 10%. Appreciation and/or depreciation of the Underlying Funds representing various asset classes may cause the relative weightings to vary by more than 10%, and during adverse market conditions the Adviser may cause the relative weightings to be more than 10% more conservative than the typical asset mix for that point in time.

In making asset allocation decisions, the Adviser uses its proprietary dynamic asset allocation process ("DAA"). DAA comprises a series of analytical and forecasting tools employed by the Adviser to gauge fluctuations in the risk/return profile of various asset classes. DAA will aim to adjust the Fund's investment exposure in changing market conditions and thereby reduce overall portfolio volatility by mitigating the effects of market fluctuations, while preserving consistent long-term return potential. For example, the Adviser may seek to reduce the Fund's risk exposure to one or more asset classes when DAA suggests that market risks relevant to those asset classes are rising but return opportunities are declining. The Adviser expects to pursue this process for the Fund primarily by adjusting Underlying Fund investments.

The following chart illustrates how the asset mix of the Fund will vary over time. In general, the asset mix of the Fund will gradually shift from one comprised largely of Underlying Funds that emphasize investments in equities to one that is comprised of a mixture of Underlying Funds that invest in fixed-income securities (including short-duration bonds) and equities.

                                    [CHART]

                                                                       Years Before Retirement
                                                                       -----------------------
                                    40          35          30         25          20          15          10           5
                                  -----------------------------------------------------------------------------------------
Equities                          83.5%       83.5%         83%       82.5%       75.5%       66.2%       56.9%       48.6%
Equity Diversifiers                  7%          7%          7%          7%          7%        6.3%        5.6%        4.9%
Inflation Sensitive                4.5%        4.5%          5%        5.5%        7.5%        8.5%       13.5%         18%
Fixed-Income Diversifiers            0%          0%          0%          0%          0%        2.1%        2.8%        3.5%
Fixed-Income                         5%          5%          5%          5%         10%       16.9%       21.2%         25%

                                           Years After Retirement
                                           ----------------------
                                    0           5            15
                                  -----       -----------------
Equities                          41.5%       35.9%       24.5%
Equity Diversifiers                3.5%        2.1%          0%
Inflation Sensitive                 23%       22.5%       21.5%
Fixed-Income Diversifiers          4.9%        4.9%        3.5%
Fixed-Income                      27.1%       34.6%       50.5%


PRINCIPAL RISKS
The value of your investment in the Fund will change with changes in the values of the Fund's investments in the Underlying Funds. There is no assurance that the Fund will provide an investor with adequate income at or through retirement.

.. MARKET RISK: The value of the Fund's investments will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market. It includes the risk that a particular style of investing may be underperforming the stock market generally.

.. ALLOCATION RISK: The allocation of investments among the Underlying Funds' different investment styles, such as equity or debt securities, or U.S. or non-U.S. securities, may have a more significant effect on the Fund's net asset value ("NAV") when one of these investments is performing more poorly than the other. There is no assurance that allocation decisions will result in the desired effects. Subjective decisions made by the Adviser and/or Morningstar may cause the Fund to incur losses or to miss profit opportunities on which it might otherwise have capitalized. The limited universe of Underlying Funds and the requirement that a specified percentage of Fund assets be invested in AB Mutual Funds as noted above may adversely affect Fund performance.

.. INTEREST RATE RISK: Changes in interest rates will affect the value of the Fund's investments in Underlying Funds that invest in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. The Fund may be subject to a heightened risk of rising rates as the current period of historically low interest rates may be ending. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

.. CREDIT RISK: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments by Underlying Funds in fixed-income securities with lower ratings are subject to a higher probability that an issuer will default or fail to meet its payment obligations.

.. HIGH YIELD DEBT SECURITY RISK: Investments in fixed-income securities with ratings below investment grade, commonly known as "junk bonds", tend to have a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of the junk bond market generally and less secondary market liquidity.

.. INFLATION RISK: This is the risk that the value of assets or income from the Fund's investments in the Underlying Funds will be less in the future as inflation decreases the value of money. As inflation increases, the value of each Underlying Fund's assets can decline as can the value of that Underlying Fund's distributions.

.. FOREIGN (NON-U.S.) RISK: Investments in non-U.S. issuers by Underlying Funds may involve more risk than investments in U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

.. CURRENCY RISK: Fluctuations in currency exchange rates may negatively affect the value of the Fund's investments or reduce its returns.

.. CAPITALIZATION RISK: Investments in small- and mid-capitalization companies by Underlying Funds tend to be more volatile than investments in large-capitalization companies. Investments in small-capitalization companies may have additional risks because these companies often have limited product lines, markets, or financial resources.

.. DERIVATIVES RISK: Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses, and may be subject to counterparty risk to a greater degree than more traditional investments.

..  LEVERAGE RISK: Borrowing money or other leverage may make an Underlying
   Fund's investments more volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of its investments. An Underlying Fund may create leverage through the use of certain portfolio management techniques such as reverse repurchase agreements or forward commitments, or by borrowing money.

.. NON-DIVERSIFICATION RISK: The Fund may have more risk because it is "non-diversified", meaning that it can invest more of its assets in a smaller number of issuers. Accordingly, changes in the value of a single security may have a more significant effect, either negative or positive, on the Fund's NAV.

.. INVESTMENT IN OTHER INVESTMENT COMPANIES RISK: As with other investments, investments in other investment companies, including ETFs, are subject to market and selection risk. In addition, shareholders of the Fund bear both their proportionate share of expenses in the Fund (including management fees) and, indirectly, the expenses of the investment companies.

.. MANAGEMENT RISK: The Fund is subject to management risk because it is an actively-managed investment fund. The Adviser and Morningstar will apply their investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that their techniques will produce the intended results.

As with all investments, you may lose money by investing in the Fund.

BAR CHART AND PERFORMANCE INFORMATION
The bar chart and performance information provide an indication of the historical risk of an investment in the Fund by showing:

.. how the Fund's performance changed from year to year for one year and over the life of the Fund; and

.. how the Fund's average annual returns for one year and over the life of the Fund compare to those of a broad-based securities market index.

You may obtain updated performance information on the Fund's website at www.ABfunds.com (click on "Investments--Mutual Funds").

The Fund's past performance before and after taxes, of course, does not necessarily indicate how it will perform in the future.

BAR CHART
The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown. Through September 30, 2016, the year-to-date unannualized return for Class A shares was 6.88%.

                                    [CHART]


 06      07      08      09      10       11       12      13      14      15
----    ----    ----    ----    ----     ----     ----    ----    ----   ------
 n/a     n/a     n/a     n/a     n/a      n/a      n/a     n/a     n/a   -0.77%



During the period shown in the bar chart, the Fund's:

BEST QUARTER WAS UP 3.22%, 4TH QUARTER, 2015; AND WORST QUARTER WAS DOWN -5.73%, 3RD QUARTER, 2015.

PERFORMANCE TABLE
AVERAGE ANNUAL TOTAL RETURNS
(For the periods ended December 31, 2015)

                                                                                     SINCE
                                                                            1 YEAR INCEPTION*
---------------------------------------------------------------------------------------------
Class A**      Return Before Taxes                                          -5.00%   -2.42%
               ------------------------------------------------------------------------------
               Return After Taxes on Distributions                          -5.42%   -3.45%
               ------------------------------------------------------------------------------
               Return After Taxes on Distributions and Sale of Fund Shares  -2.66%   -2.21%
---------------------------------------------------------------------------------------------
Class C        Return Before Taxes                                          -2.31%    1.09%
---------------------------------------------------------------------------------------------
Advisor Class  Return Before Taxes                                          -0.46%    2.00%
---------------------------------------------------------------------------------------------
Class R        Return Before Taxes                                          -1.02%    1.45%
---------------------------------------------------------------------------------------------
Class K        Return Before Taxes                                          -0.74%    1.74%
---------------------------------------------------------------------------------------------
Class I        Return Before Taxes                                          -0.58%    1.91%
---------------------------------------------------------------------------------------------
Class Z        Return Before Taxes                                          -0.50%    1.99%
---------------------------------------------------------------------------------------------
S&P Target Date To 2030 Index
(reflects no deduction for fees, expenses, or taxes)                        -0.30%    2.19%
---------------------------------------------------------------------------------------------

* Inception date: 12/15/2014.

**After-tax returns:

  -Are shown for Class A shares only and will vary for the other Classes of shares because these Classes have different expense ratios;

  -Are an estimate, which is based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and

  -Are not relevant to investors who hold fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

INVESTMENT ADVISER
AllianceBernstein L.P. is the investment adviser for the Fund. The Adviser may hire and terminate sub-advisers in accordance with the terms of an exemptive order received from the Securities and Exchange Commission (the "Commission"). The exemptive order permits the Adviser, subject to the supervision and approval by the Board of Directors of the Fund, to enter into sub-advisory agreements with sub-advisers, and to materially amend or terminate those agreements, in each case without seeking the approval of the Fund's shareholders. The sub-advisers will not be affiliated with the Adviser. The initial shareholder of the Fund approved the Fund's operation in this manner and reliance by the Fund on this exemptive relief.

The Adviser has retained Morningstar as sub-adviser to select Underlying Funds within each asset class.

PORTFOLIO MANAGERS
The following table lists the persons responsible for day-to-day management of the Fund's portfolio:

EMPLOYEE                 LENGTH OF SERVICE  TITLE
---------------------------------------------------------------------------------
Daniel J. Loewy             Since 2014      Senior Vice President of the Adviser

Christopher H. Nikolich     Since 2014      Senior Vice President of the Adviser

Vadim Zlotnikov             Since 2014      Senior Vice President of the Adviser

The following table lists the Morningstar personnel who are primarily responsible for selecting Underlying Funds within each asset class for investment by the Fund:

EMPLOYEE         LENGTH OF SERVICE  TITLE
--------------------------------------------------------------------------------------------
Brian Huckstep      Since 2014      Portfolio Manager for the registered investment adviser
                                    subsidiaries of Morningstar, Inc.

John McLaughlin     Since 2015      Senior Investment Consultant for the registered
                                    investment adviser subsidiaries of Morningstar, Inc.

ADDITIONAL INFORMATION
For important information about the purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to ADDITIONAL INFORMATION ABOUT PURCHASE AND SALE OF FUND SHARES, TAXES AND FINANCIAL INTERMEDIARIES, page 59 of this Prospectus.

AB MULTI-MANAGER SELECT 2035 FUND
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
The Fund's investment objective is to seek the highest total return (total return includes capital appreciation and income) over time consistent with its asset mix.

FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge reductions if you and members of your family invest, or agree to invest in the future, at least $100,000 in AB Mutual Funds. More information about these and other discounts is available from your financial intermediary and in Investing in the Funds--Sales Charge Reduction Programs for Class A Shares on page 73 of this Prospectus and in Purchase of Shares--Sales Charge Reduction Programs for
Class A Shares on page 105 of the Fund's Statement of Additional Information ("SAI").

SHAREHOLDER FEES (fees paid directly from your investment)

                                                                                                                       CLASS
                                                                                CLASS A  CLASS C   ADVISOR CLASS   R, K, I AND Z
                                                                                SHARES   SHARES       SHARES          SHARES
--------------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering price)                                              4.25%    None         None            None
--------------------------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
(as a percentage of offering price or redemption proceeds, whichever is lower)   None(a)  1.00%(b)     None            None
--------------------------------------------------------------------------------------------------------------------------------
Exchange Fee                                                                     None     None         None            None
--------------------------------------------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)

                                                              CLASS A CLASS C ADVISOR CLASS CLASS R CLASS K CLASS I CLASS Z
---------------------------------------------------------------------------------------------------------------------------
Management Fees                                                 .15%    .15%       .15%       .15%    .15%    .15%    .15%
Distribution and/or Service (12b-1) Fees                        .25%   1.00%       None       .50%    .25%    None    None
Other Expenses
  Transfer Agent                                                .16%    .13%       .10%       .16%    .13%    .06%    .02%
  Other Expenses                                                .57%    .72%       .74%       .65%    .64%    .70%    .99%
                                                              ------  ------     ------     ------  ------  ------  ------
Total Other Expenses                                            .73%    .85%       .84%       .81%    .77%    .76%   1.01%
                                                              ------  ------     ------     ------  ------  ------  ------
Acquired Fund Fees and Expenses (Underlying Funds)              .62%    .62%       .62%       .62%    .62%    .62%    .62%
                                                              ------  ------     ------     ------  ------  ------  ------
Total Annual Fund Operating Expenses                           1.75%   2.62%      1.61%      2.08%   1.79%   1.53%   1.78%
                                                              ======  ======     ======     ======  ======  ======  ======
Fee Waiver and/or Expense Reimbursement(c)                    (.65)%  (.77)%     (.76)%     (.73)%  (.69)%  (.68)%  (.93)%
                                                              ------  ------     ------     ------  ------  ------  ------
Total Annual Fund Operating Expenses After Fee Waiver and/or
 Expense Reimbursement                                         1.10%   1.85%       .85%      1.35%   1.10%    .85%    .85%
                                                              ======  ======     ======     ======  ======  ======  ======
---------------------------------------------------------------------------------------------------------------------------

(a)Purchases of Class A shares in amounts of $1,000,000 or more, or by certain group retirement plans, may be subject to a 1%, 1-year contingent deferred sales charge ("CDSC"), which may be subject to waiver in certain circumstances.

(b)For Class C shares, the CDSC is 0% after the first year.

(c)The Adviser has contractually agreed to waive its management fees and/or to bear expenses of the Fund through November 30, 2017 to the extent necessary to prevent the Fund's operating expenses (excluding acquired fund fees and expenses, interest expense, taxes, extraordinary expenses, and brokerage commissions and other transaction costs), on an annualized basis, from exceeding .48%, 1.23%, .23%, .73%, .48%, .23% and .23% of average daily net assets, respectively, for Class A, Class C, Advisor Class, Class R, Class K, Class I and Class Z shares. The expense limitation agreement may not be terminated by the Adviser before November 30, 2017 and may be extended for additional one-year terms. Any fees waived and expenses borne by the Adviser through January 5, 2016 under the expense limitation in effect prior to that date may be reimbursed by the Fund until the end of the third fiscal year after the fiscal period in which the fee was waived or the expense was borne, provided that no reimbursement payment will be made that would cause the Fund's operating expenses to exceed the applicable expense limitations.

EXAMPLES
The Examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, that the Fund's operating expenses stay the same and that the fee waiver is in effect only for the first year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                CLASS A CLASS C ADVISOR CLASS CLASS R CLASS K CLASS I CLASS Z
-----------------------------------------------------------------------------
After 1 Year    $  532  $  288*    $   87     $  137  $  112  $   87  $   87
After 3 Years   $  892  $  741     $  434     $  581  $  496  $  417  $  470
After 5 Years   $1,275  $1,321     $  804     $1,051  $  905  $  770  $  877
After 10 Years  $2,348  $2,897     $1,847     $2,352  $2,048  $1,766  $2,018
-----------------------------------------------------------------------------

*If you did not redeem your shares at the end of the period, your expenses would be decreased by approximately $100.

PORTFOLIO TURNOVER
The Fund (or an Underlying Fund) pays transaction costs, such as commissions, when it buys or sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These transaction costs, which are not reflected in the Annual Fund Operating Expenses or in the Examples, affect the Fund's performance. During the most recent fiscal period, the Fund's portfolio turnover rate (which does not reflect purchases and sales of securities by the Underlying Funds) was 74% of the average value of its portfolio.

PRINCIPAL STRATEGIES
The Fund seeks the highest total return over time consistent with its asset mix. Total return includes capital growth and income. To achieve its investment objective, the Fund focuses its investments while minimizing short term risks on a combination of AB Mutual Funds and mutual funds and exchange-traded funds, or ETFs, managed by unaffiliated third parties ("Underlying Funds") representing a variety of asset classes and investment styles. The Fund invests in the Underlying Funds in accordance with its target asset mix. In order to implement the Fund's investment strategies, Morningstar Investment Management LLC ("Morningstar"), the Fund's sub-adviser, selects Underlying Funds within each asset class for investment by the Fund from among AB Mutual Funds and funds offered by other fund complexes that have entered into a participation agreement or similar arrangement with the Fund. The Adviser has directed Morningstar to typically select Underlying Funds so that a target of 33% but no more than 40% of the Fund's portfolio is invested in AB Mutual Funds.

The Fund is managed to the specific year of planned retirement included in its name (the "retirement date"). The Fund's asset mix will become more conservative, with an increasing exposure to investments in fixed-income securities and short-term bonds, each year until reaching the year approximately fifteen years after the retirement date. At that time, the Fund will no longer be managed to become more conservative each year, although the Adviser may continue to vary the relative weightings of the Fund's asset classes as described below. This strategy reflects the objective of pursuing the maximum amount of total return, consistent with a reasonable amount of risk, during the investor's pre-retirement and early retirement years. After the retirement date of the Fund, the Fund's investment mix anticipates that an investor may take withdrawals from his or her account to provide supplemental retirement income and seeks to minimize the likelihood that an investor in the Fund experiences a significant loss of capital at a more advanced age.

The Fund allocates its investments in Underlying Funds that invest in the following asset classes: equities, equity diversifiers, inflation sensitive instruments, fixed-income diversifiers and fixed-income securities (including high yield bonds or "junk bonds"). For these purposes, inflation sensitive instruments include funds focused on real estate securities, commodities and inflation-indexed securities, fixed-income diversifiers include funds engaged in certain alternative strategies that seek reduced volatility and low correlation with fixed-income markets such as market neutral funds, and equity diversifiers include funds engaged in certain alternative strategies that seek reduced volatility and limited correlation with equity markets such as equity long/short funds. The Fund may also invest directly in investments in each asset class. Each Underlying Fund may enter into derivatives transactions, such as options, futures contracts, forwards and swaps, in an effort to earn income, to gain or adjust exposure to individual securities or markets, or to protect all or a portion of the Underlying Fund's portfolio from a decline in value.

The Fund's current target asset mix (based on the Fund's distance from its retirement date) is approximately 72% equities, 12% fixed-income securities, 8% inflation sensitive instruments, 7% equity diversifiers and 1% fixed-income diversifiers. The Fund's investments in fixed-income and equity asset classes may include Underlying Funds investing in U.S. and non-U.S. securities. The Adviser will cause the relative weightings of the Fund's asset classes to vary from the target asset mix in light of market conditions and forecasts, but usually by not more than plus/minus 10%. Appreciation and/or depreciation of the Underlying Funds representing various asset classes may cause the relative weightings to vary by more than 10%, and during adverse market conditions the Adviser may cause the relative weightings to be more than 10% more conservative than the typical asset mix for that point in time.

In making asset allocation decisions, the Adviser uses its proprietary dynamic asset allocation process ("DAA"). DAA comprises a series of analytical and forecasting tools employed by the Adviser to gauge fluctuations in the risk/return profile of various asset classes. DAA will aim to adjust the Fund's investment exposure in changing market conditions and thereby reduce overall portfolio volatility by mitigating the effects of market fluctuations, while preserving consistent long-term return potential. For example, the Adviser may seek to reduce the Fund's risk exposure to one or more asset classes when DAA suggests that market risks relevant to those asset classes are rising but return opportunities are declining. The Adviser expects to pursue this process for the Fund primarily by adjusting Underlying Fund investments.

The following chart illustrates how the asset mix of the Fund will vary over time. In general, the asset mix of the Fund will gradually shift from one comprised largely of Underlying Funds that emphasize investments in equities to one that is comprised of a mixture of Underlying Funds that invest in fixed-income securities (including short-duration bonds) and equities.

                                    [CHART]

                                                                       Years Before Retirement
                                                                       -----------------------
                                    40          35          30         25          20          15          10           5
                                  -----------------------------------------------------------------------------------------
Equities                          83.5%       83.5%         83%       82.5%       75.5%       66.2%       56.9%       48.6%
Equity Diversifiers                  7%          7%          7%          7%          7%        6.3%        5.6%        4.9%
Inflation Sensitive                4.5%        4.5%          5%        5.5%        7.5%        8.5%       13.5%         18%
Fixed-Income Diversifiers            0%          0%          0%          0%          0%        2.1%        2.8%        3.5%
Fixed-Income                         5%          5%          5%          5%         10%       16.9%       21.2%         25%

                                           Years After Retirement
                                           ----------------------
                                    0           5            15
                                  -----       -----------------
Equities                          41.5%       35.9%       24.5%
Equity Diversifiers                3.5%        2.1%          0%
Inflation Sensitive                 23%       22.5%       21.5%
Fixed-Income Diversifiers          4.9%        4.9%        3.5%
Fixed-Income                      27.1%       34.6%       50.5%


PRINCIPAL RISKS
The value of your investment in the Fund will change with changes in the values of the Fund's investments in the Underlying Funds. There is no assurance that the Fund will provide an investor with adequate income at or through retirement.

.. MARKET RISK: The value of the Fund's investments will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market. It includes the risk that a particular style of investing may be underperforming the stock market generally.

.. ALLOCATION RISK: The allocation of investments among the Underlying Funds' different investment styles, such as equity or debt securities, or U.S. or non-U.S. securities, may have a more significant effect on the Fund's net asset value ("NAV") when one of these investments is performing more poorly than the other. There is no assurance that allocation decisions will result in the desired effects. Subjective decisions made by the Adviser and/or Morningstar may cause the Fund to incur losses or to miss profit opportunities on which it might otherwise have capitalized. The limited universe of Underlying Funds and the requirement that a specified percentage of Fund assets be invested in AB Mutual Funds as noted above may adversely affect Fund performance.

.. INTEREST RATE RISK: Changes in interest rates will affect the value of the Fund's investments in Underlying Funds that invest in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. The Fund may be subject to a heightened risk of rising rates as the current period of historically low interest rates may be ending. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

.. CREDIT RISK: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments by Underlying Funds in fixed-income securities with lower ratings are subject to a higher probability that an issuer will default or fail to meet its payment obligations.

.. HIGH YIELD DEBT SECURITY RISK: Investments in fixed-income securities with ratings below investment grade, commonly known as "junk bonds", tend to have a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of the junk bond market generally and less secondary market liquidity.

.. INFLATION RISK: This is the risk that the value of assets or income from the Fund's investments in the Underlying Funds will be less in the future as inflation decreases the value of money. As inflation increases, the value of each Underlying Fund's assets can decline as can the value of that Underlying Fund's distributions.

.. FOREIGN (NON-U.S.) RISK: Investments in non-U.S. issuers by Underlying Funds may involve more risk than investments in U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

.. CURRENCY RISK: Fluctuations in currency exchange rates may negatively affect the value of the Fund's investments or reduce its returns.

.. CAPITALIZATION RISK: Investments in small- and mid-capitalization companies by Underlying Funds tend to be more volatile than investments in large-capitalization companies. Investments in small-capitalization companies may have additional risks because these companies often have limited product lines, markets, or financial resources.

.. DERIVATIVES RISK: Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses, and may be subject to counterparty risk to a greater degree than more traditional investments.

..  LEVERAGE RISK: Borrowing money or other leverage may make an Underlying
   Fund's investments more volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of its investments. An Underlying Fund may create leverage through the use of certain portfolio management techniques such as reverse repurchase agreements or forward commitments, or by borrowing money.

.. NON-DIVERSIFICATION RISK: The Fund may have more risk because it is "non-diversified", meaning that it can invest more of its assets in a smaller number of issuers. Accordingly, changes in the value of a single security may have a more significant effect, either negative or positive, on the Fund's NAV.

.. INVESTMENT IN OTHER INVESTMENT COMPANIES RISK: As with other investments, investments in other investment companies, including ETFs, are subject to market and selection risk. In addition, shareholders of the Fund bear both their proportionate share of expenses in the Fund (including management fees) and, indirectly, the expenses of the investment companies.

.. MANAGEMENT RISK: The Fund is subject to management risk because it is an actively-managed investment fund. The Adviser and Morningstar will apply their investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that their techniques will produce the intended results.

As with all investments, you may lose money by investing in the Fund.

BAR CHART AND PERFORMANCE INFORMATION
The bar chart and performance information provide an indication of the historical risk of an investment in the Fund by showing:

.. how the Fund's performance changed from year to year for one year and over the life of the Fund; and

.. how the Fund's average annual returns for one year and over the life of the Fund compare to those of a broad-based securities market index.

You may obtain updated performance information on the Fund's website at www.ABfunds.com (click on "Investments--Mutual Funds").

The Fund's past performance before and after taxes, of course, does not necessarily indicate how it will perform in the future.

BAR CHART
The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown. Through September 30, 2016, the year-to-date unannualized return for Class A shares was 6.78%.

                                    [CHART]


 06      07      08      09      10       11       12      13      14      15
----    ----    ----    ----    ----     ----     ----    ----    ----   ------
 n/a     n/a     n/a     n/a     n/a      n/a      n/a     n/a     n/a   -0.71%


During the period shown in the bar chart, the Fund's:

BEST QUARTER WAS UP 3.70%, 4TH QUARTER, 2015; AND WORST QUARTER WAS DOWN -6.57%, 3RD QUARTER, 2015.

PERFORMANCE TABLE
AVERAGE ANNUAL TOTAL RETURNS
(For the periods ended December 31, 2015)

                                                                                     SINCE
                                                                            1 YEAR INCEPTION*
---------------------------------------------------------------------------------------------
Class A**      Return Before Taxes                                          -4.95%   -2.07%
               ------------------------------------------------------------------------------
               Return After Taxes on Distributions                          -5.39%   -3.25%
               ------------------------------------------------------------------------------
               Return After Taxes on Distributions and Sale of Fund Shares  -2.63%   -2.01%
---------------------------------------------------------------------------------------------
Class C        Return Before Taxes                                          -2.50%    1.22%
---------------------------------------------------------------------------------------------
Advisor Class  Return Before Taxes                                          -0.45%    2.32%
---------------------------------------------------------------------------------------------
Class R        Return Before Taxes                                          -1.07%    1.73%
---------------------------------------------------------------------------------------------
Class K        Return Before Taxes                                          -0.70%    2.01%
---------------------------------------------------------------------------------------------
Class I        Return Before Taxes                                          -0.43%    2.28%
---------------------------------------------------------------------------------------------
Class Z        Return Before Taxes                                          -0.45%    2.27%
---------------------------------------------------------------------------------------------
S&P Target Date To 2035 Index
(reflects no deduction for fees, expenses, or taxes)                        -0.35%    2.35%
---------------------------------------------------------------------------------------------

* Inception date: 12/15/2014.

**After-tax returns:

  -Are shown for Class A shares only and will vary for the other Classes of shares because these Classes have different expense ratios;

  -Are an estimate, which is based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and

  -Are not relevant to investors who hold fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

INVESTMENT ADVISER
AllianceBernstein L.P. is the investment adviser for the Fund. The Adviser may hire and terminate sub-advisers in accordance with the terms of an exemptive order received from the Securities and Exchange Commission (the "Commission"). The exemptive order permits the Adviser, subject to the supervision and approval by the Board of Directors of the Fund, to enter into sub-advisory agreements with sub-advisers, and to materially amend or terminate those agreements, in each case without seeking the approval of the Fund's shareholders. The sub-advisers will not be affiliated with the Adviser. The initial shareholder of the Fund approved the Fund's operation in this manner and reliance by the Fund on this exemptive relief.

The Adviser has retained Morningstar as sub-adviser to select Underlying Funds within each asset class.

PORTFOLIO MANAGERS
The following table lists the persons responsible for day-to-day management of the Fund's portfolio:

EMPLOYEE                 LENGTH OF SERVICE  TITLE
---------------------------------------------------------------------------------
Daniel J. Loewy             Since 2014      Senior Vice President of the Adviser

Christopher H. Nikolich     Since 2014      Senior Vice President of the Adviser

Vadim Zlotnikov             Since 2014      Senior Vice President of the Adviser

The following table lists the Morningstar personnel who are primarily responsible for selecting Underlying Funds within each asset class for investment by the Fund:

EMPLOYEE         LENGTH OF SERVICE  TITLE
--------------------------------------------------------------------------------------------
Brian Huckstep      Since 2014      Portfolio Manager for the registered investment adviser
                                    subsidiaries of Morningstar, Inc.

John McLaughlin     Since 2015      Senior Investment Consultant for the registered
                                    investment adviser subsidiaries of Morningstar, Inc.

ADDITIONAL INFORMATION
For important information about the purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to ADDITIONAL INFORMATION ABOUT PURCHASE AND SALE OF FUND SHARES, TAXES AND FINANCIAL INTERMEDIARIES, page 59 of this Prospectus.

AB MULTI-MANAGER SELECT 2040 FUND
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
The Fund's investment objective is to seek the highest total return (total return includes capital appreciation and income) over time consistent with its asset mix.

FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge reductions if you and members of your family invest, or agree to invest in the future, at least $100,000 in AB Mutual Funds. More information about these and other discounts is available from your financial intermediary and in Investing in the Funds--Sales Charge Reduction Programs for Class A Shares on page 73 of this Prospectus and in Purchase of Shares--Sales Charge Reduction Programs for
Class A Shares on page 105 of the Fund's Statement of Additional Information ("SAI").

SHAREHOLDER FEES (fees paid directly from your investment)

                                                                                                                       CLASS
                                                                                CLASS A  CLASS C   ADVISOR CLASS   R, K, I AND Z
                                                                                SHARES   SHARES       SHARES          SHARES
--------------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering price)                                              4.25%    None         None            None
--------------------------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
(as a percentage of offering price or redemption proceeds, whichever is lower)   None(a)  1.00%(b)     None            None
--------------------------------------------------------------------------------------------------------------------------------
Exchange Fee                                                                     None     None         None            None
--------------------------------------------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)

                                                              CLASS A CLASS C ADVISOR CLASS CLASS R CLASS K CLASS I CLASS Z
---------------------------------------------------------------------------------------------------------------------------
Management Fees                                                 .15%    .15%       .15%       .15%    .15%    .15%     .15%
Distribution and/or Service (12b-1) Fees                        .25%   1.00%       None       .50%    .25%    None     None
Other Expenses
  Transfer Agent                                                .17%    .14%       .10%       .16%    .13%    .05%     .02%
  Other Expenses                                                .61%    .74%       .63%       .64%    .77%    .91%    1.12%
                                                              ------  ------     ------     ------  ------  ------  -------
Total Other Expenses                                            .78%    .88%       .73%       .80%    .90%    .96%    1.14%
                                                              ------  ------     ------     ------  ------  ------  -------
Acquired Fund Fees and Expenses (Underlying Funds)              .63%    .63%       .63%       .63%    .63%    .63%     .63%
                                                              ------  ------     ------     ------  ------  ------  -------
Total Annual Fund Operating Expenses                           1.81%   2.66%      1.51%      2.08%   1.93%   1.74%    1.92%
                                                              ======  ======     ======     ======  ======  ======  =======
Fee Waiver and/or Expense Reimbursement(c)                    (.66)%  (.76)%     (.61)%     (.68)%  (.78)%  (.84)%  (1.02)%
                                                              ------  ------     ------     ------  ------  ------  -------
Total Annual Fund Operating Expenses After Fee Waiver and/or
 Expense Reimbursement                                         1.15%   1.90%       .90%      1.40%   1.15%    .90%     .90%
                                                              ======  ======     ======     ======  ======  ======  =======
---------------------------------------------------------------------------------------------------------------------------

(a)Purchases of Class A shares in amounts of $1,000,000 or more, or by certain group retirement plans, may be subject to a 1%, 1-year contingent deferred sales charge ("CDSC"), which may be subject to waiver in certain circumstances.

(b)For Class C shares, the CDSC is 0% after the first year.

(c)The Adviser has contractually agreed to waive its management fees and/or to bear expenses of the Fund through November 30, 2017 to the extent necessary to prevent the Fund's operating expenses (excluding acquired fund fees and expenses, interest expense, taxes, extraordinary expenses, and brokerage commissions and other transaction costs), on an annualized basis, from exceeding .52%, 1.27%, .27%, .77%, .52%, .27% and .27% of average daily net assets, respectively, for Class A, Class C, Advisor Class, Class R, Class K, Class I and Class Z shares. The expense limitation agreement may not be terminated by the Adviser before November 30, 2017 and may be extended for additional one-year terms. Any fees waived and expenses borne by the Adviser through January 5, 2016 under the expense limitation in effect prior to that date may be reimbursed by the Fund until the end of the third fiscal year after the fiscal period in which the fee was waived or the expense was borne, provided that no reimbursement payment will be made that would cause the Fund's operating expenses to exceed the applicable expense limitations.

EXAMPLES
The Examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, that the Fund's operating expenses stay the same and that the fee waiver is in effect only for the first year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                CLASS A CLASS C ADVISOR CLASS CLASS R CLASS K CLASS I CLASS Z
-----------------------------------------------------------------------------
After 1 Year    $  537  $  293*    $   92     $  143  $  117  $   92  $   92
After 3 Years   $  909  $  754     $  417     $  586  $  530  $  466  $  504
After 5 Years   $1,304  $1,342     $  766     $1,056  $  970  $  865  $  942
After 10 Years  $2,409  $2,937     $1,749     $2,356  $2,191  $1,982  $2,160
-----------------------------------------------------------------------------

*If you did not redeem your shares at the end of the period, your expenses would be decreased by approximately $100.

PORTFOLIO TURNOVER
The Fund (or an Underlying Fund) pays transaction costs, such as commissions, when it buys or sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These transaction costs, which are not reflected in the Annual Fund Operating Expenses or in the Examples, affect the Fund's performance. During the most recent fiscal period, the Fund's portfolio turnover rate (which does not reflect purchases and sales of securities by the Underlying Funds) was 69% of the average value of its portfolio.

PRINCIPAL STRATEGIES
The Fund seeks the highest total return over time consistent with its asset mix. Total return includes capital growth and income. To achieve its investment objective, the Fund focuses its investments while minimizing short term risks on a combination of AB Mutual Funds and mutual funds and exchange-traded funds, or ETFs, managed by unaffiliated third parties ("Underlying Funds") representing a variety of asset classes and investment styles. The Fund invests in the Underlying Funds in accordance with its target asset mix. In order to implement the Fund's investment strategies, Morningstar Investment Management LLC ("Morningstar"), the Fund's sub-adviser, selects Underlying Funds within each asset class for investment by the Fund from among AB Mutual Funds and funds offered by other fund complexes that have entered into a participation agreement or similar arrangement with the Fund. The Adviser has directed Morningstar to typically select Underlying Funds so that a target of 33% but no more than 40% of the Fund's portfolio is invested in AB Mutual Funds.

The Fund is managed to the specific year of planned retirement included in its name (the "retirement date"). The Fund's asset mix will become more conservative, with an increasing exposure to investments in fixed-income securities and short-term bonds, each year until reaching the year approximately fifteen years after the retirement date. At that time, the Fund will no longer be managed to become more conservative each year, although the Adviser may continue to vary the relative weightings of the Fund's asset classes as described below. This strategy reflects the objective of pursuing the maximum amount of total return, consistent with a reasonable amount of risk, during the investor's pre-retirement and early retirement years. After the retirement date of the Fund, the Fund's investment mix anticipates that an investor may take withdrawals from his or her account to provide supplemental retirement income and seeks to minimize the likelihood that an investor in the Fund experiences a significant loss of capital at a more advanced age.

The Fund allocates its investments in Underlying Funds that invest in the following asset classes: equities, equity diversifiers, inflation sensitive instruments, fixed-income diversifiers and fixed-income securities (including high yield bonds or "junk bonds"). For these purposes, inflation sensitive instruments include funds focused on real estate securities, commodities and inflation-indexed securities, fixed-income diversifiers include funds engaged in certain alternative strategies that seek reduced volatility and low correlation with fixed-income markets such as market neutral funds, and equity diversifiers include funds engaged in certain alternative strategies that seek reduced volatility and limited correlation with equity markets such as equity long/short funds. The Fund may also invest directly in investments in each asset class. Each Underlying Fund may enter into derivatives transactions, such as options, futures contracts, forwards and swaps, in an effort to earn income, to gain or adjust exposure to individual securities or markets, or to protect all or a portion of the Underlying Fund's portfolio from a decline in value.

The Fund's current target asset mix (based on the Fund's distance from its retirement date) is approximately 80% equities, 7% equity diversifiers, 6% inflation sensitive instruments and 7% fixed-income securities. The Fund's investments in fixed-income and equity asset classes may include Underlying Funds investing in U.S. and non-U.S. securities. The Adviser will cause the relative weightings of the Fund's asset classes to vary from the target asset mix in light of market conditions and forecasts, but usually by not more than plus/minus 10%. Appreciation and/or depreciation of the Underlying Funds representing various asset classes may cause the relative weightings to vary by more than 10%, and during adverse market conditions the Adviser may cause the relative weightings to be more than 10% more conservative than the typical asset mix for that point in time.

In making asset allocation decisions, the Adviser uses its proprietary dynamic asset allocation process ("DAA"). DAA comprises a series of analytical and forecasting tools employed by the Adviser to gauge fluctuations in the risk/return profile of various asset classes. DAA will aim to adjust the Fund's investment exposure in changing market conditions and thereby reduce overall portfolio volatility by mitigating the effects of market fluctuations, while preserving consistent long-term return potential. For example, the Adviser may seek to reduce the Fund's risk exposure to one or more asset classes when DAA suggests that market risks relevant to those asset classes are rising but return opportunities are declining. The Adviser expects to pursue this process for the Fund primarily by adjusting Underlying Fund investments.

The following chart illustrates how the asset mix of the Fund will vary over time. In general, the asset mix of the Fund will gradually shift from one comprised largely of Underlying Funds that emphasize investments in equities to one that is comprised of a mixture of Underlying Funds that invest in fixed-income securities (including short-duration bonds) and equities.

                                    [CHART]

                                                                       Years Before Retirement
                                                                       -----------------------
                                    40          35          30         25          20          15          10           5
                                  -----------------------------------------------------------------------------------------
Equities                          83.5%       83.5%         83%       82.5%       75.5%       66.2%       56.9%       48.6%
Equity Diversifiers                  7%          7%          7%          7%          7%        6.3%        5.6%        4.9%
Inflation Sensitive                4.5%        4.5%          5%        5.5%        7.5%        8.5%       13.5%         18%
Fixed-Income Diversifiers            0%          0%          0%          0%          0%        2.1%        2.8%        3.5%
Fixed-Income                         5%          5%          5%          5%         10%       16.9%       21.2%         25%

                                           Years After Retirement
                                           ----------------------
                                    0           5            15
                                  -----       -----------------
Equities                          41.5%       35.9%       24.5%
Equity Diversifiers                3.5%        2.1%          0%
Inflation Sensitive                 23%       22.5%       21.5%
Fixed-Income Diversifiers          4.9%        4.9%        3.5%
Fixed-Income                      27.1%       34.6%       50.5%


PRINCIPAL RISKS
The value of your investment in the Fund will change with changes in the values of the Fund's investments in the Underlying Funds. There is no assurance that the Fund will provide an investor with adequate income at or through retirement.

.. MARKET RISK: The value of the Fund's investments will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market. It includes the risk that a particular style of investing may be underperforming the stock market generally.

.. ALLOCATION RISK: The allocation of investments among the Underlying Funds' different investment styles, such as equity or debt securities, or U.S. or non-U.S. securities, may have a more significant effect on the Fund's net asset value ("NAV") when one of these investments is performing more poorly than the other. There is no assurance that allocation decisions will result in the desired effects. Subjective decisions made by the Adviser and/or Morningstar may cause the Fund to incur losses or to miss profit opportunities on which it might otherwise have capitalized. The limited universe of Underlying Funds and the requirement that a specified percentage of Fund assets be invested in AB Mutual Funds as noted above may adversely affect Fund performance.

.. INTEREST RATE RISK: Changes in interest rates will affect the value of the Fund's investments in Underlying Funds that invest in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. The Fund may be subject to a heightened risk of rising rates as the current period of historically low interest rates may be ending. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

.. CREDIT RISK: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments by Underlying Funds in fixed-income securities with lower ratings are subject to a higher probability that an issuer will default or fail to meet its payment obligations.

.. HIGH YIELD DEBT SECURITY RISK: Investments in fixed-income securities with ratings below investment grade, commonly known as "junk bonds", tend to have a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of the junk bond market generally and less secondary market liquidity.

.. INFLATION RISK: This is the risk that the value of assets or income from the Fund's investments in the Underlying Funds will be less in the future as inflation decreases the value of money. As inflation increases, the value of each Underlying Fund's assets can decline as can the value of that Underlying Fund's distributions.

.. FOREIGN (NON-U.S.) RISK: Investments in non-U.S. issuers by Underlying Funds may involve more risk than investments in U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

.. CURRENCY RISK: Fluctuations in currency exchange rates may negatively affect the value of the Fund's investments or reduce its returns.

.. CAPITALIZATION RISK: Investments in small- and mid-capitalization companies by Underlying Funds tend to be more volatile than investments in large-capitalization companies. Investments in small-capitalization companies may have additional risks because these companies often have limited product lines, markets, or financial resources.

.. DERIVATIVES RISK: Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses, and may be subject to counterparty risk to a greater degree than more traditional investments.

..  LEVERAGE RISK: Borrowing money or other leverage may make an Underlying
   Fund's investments more volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of its investments. An Underlying Fund may create leverage through the use of certain portfolio management techniques such as reverse repurchase agreements or forward commitments, or by borrowing money.

.. NON-DIVERSIFICATION RISK: The Fund may have more risk because it is "non-diversified", meaning that it can invest more of its assets in a smaller number of issuers. Accordingly, changes in the value of a single security may have a more significant effect, either negative or positive, on the Fund's NAV.

.. INVESTMENT IN OTHER INVESTMENT COMPANIES RISK: As with other investments, investments in other investment companies, including ETFs, are subject to market and selection risk. In addition, shareholders of the Fund bear both their proportionate share of expenses in the Fund (including management fees) and, indirectly, the expenses of the investment companies.

.. MANAGEMENT RISK: The Fund is subject to management risk because it is an actively-managed investment fund. The Adviser and Morningstar will apply their investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that their techniques will produce the intended results.

As with all investments, you may lose money by investing in the Fund.

BAR CHART AND PERFORMANCE INFORMATION
The bar chart and performance information provide an indication of the historical risk of an investment in the Fund by showing:

.. how the Fund's performance changed from year to year for one year and over the life of the Fund; and

.. how the Fund's average annual returns for one year and over the life of the Fund compare to those of a broad-based securities market index.

You may obtain updated performance information on the Fund's website at www.ABfunds.com (click on "Investments--Mutual Funds").

The Fund's past performance before and after taxes, of course, does not necessarily indicate how it will perform in the future.

BAR CHART
The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown. Through September 30, 2016, the year-to-date unannualized return for Class A shares was 6.82%.

                                    [CHART]


 06      07      08      09      10       11       12      13      14      15
----    ----    ----    ----    ----     ----     ----    ----    ----   ------
 n/a     n/a     n/a     n/a     n/a      n/a      n/a     n/a     n/a   -0.65%



During the period shown in the bar chart, the Fund's:

BEST QUARTER WAS UP 4.12%, 4TH QUARTER, 2015; AND WORST QUARTER WAS DOWN -6.99%, 3RD QUARTER, 2015.

PERFORMANCE TABLE
AVERAGE ANNUAL TOTAL RETURNS
(For the periods ended December 31, 2015)

                                                                                     SINCE
                                                                            1 YEAR INCEPTION*
---------------------------------------------------------------------------------------------
Class A**      Return Before Taxes                                          -4.91%   -1.88%
               ------------------------------------------------------------ ------ ----------
               Return After Taxes on Distributions                          -5.36%   -3.36%
               ------------------------------------------------------------ ------ ----------
               Return After Taxes on Distributions and Sale of Fund Shares  -2.62%   -2.00%
---------------------------------------------------------------------------------------------
Class C        Return Before Taxes                                          -2.36%    1.59%
---------------------------------------------------------------------------------------------
Advisor Class  Return Before Taxes                                          -0.39%    2.52%
---------------------------------------------------------------------------------------------
Class R        Return Before Taxes                                          -0.95%    1.98%
---------------------------------------------------------------------------------------------
Class K        Return Before Taxes                                          -0.63%    2.31%
---------------------------------------------------------------------------------------------
Class I        Return Before Taxes                                          -0.47%    2.49%
---------------------------------------------------------------------------------------------
Class Z        Return Before Taxes                                          -0.37%    2.58%
---------------------------------------------------------------------------------------------
S&P Target Date To 2040 Index
(reflects no deduction for fees, expenses, or taxes)                        -0.40%    2.43%
---------------------------------------------------------------------------------------------

* Inception date: 12/15/2014.

**After-tax returns:

  -Are shown for Class A shares only and will vary for the other Classes of shares because these Classes have different expense ratios;

  -Are an estimate, which is based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and

  -Are not relevant to investors who hold fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

INVESTMENT ADVISER
AllianceBernstein L.P. is the investment adviser for the Fund. The Adviser may hire and terminate sub-advisers in accordance with the terms of an exemptive order received from the Securities and Exchange Commission (the "Commission"). The exemptive order permits the Adviser, subject to the supervision and approval by the Board of Directors of the Fund, to enter into sub-advisory agreements with sub-advisers, and to materially amend or terminate those agreements, in each case without seeking the approval of the Fund's shareholders. The sub-advisers will not be affiliated with the Adviser. The initial shareholder of the Fund approved the Fund's operation in this manner and reliance by the Fund on this exemptive relief.

The Adviser has retained Morningstar as sub-adviser to select Underlying Funds within each asset class.

PORTFOLIO MANAGERS
The following table lists the persons responsible for day-to-day management of the Fund's portfolio:

EMPLOYEE                 LENGTH OF SERVICE  TITLE
---------------------------------------------------------------------------------
Daniel J. Loewy             Since 2014      Senior Vice President of the Adviser

Christopher H. Nikolich     Since 2014      Senior Vice President of the Adviser

Vadim Zlotnikov             Since 2014      Senior Vice President of the Adviser

The following table lists the Morningstar personnel who are primarily responsible for selecting Underlying Funds within each asset class for investment by the Fund:

EMPLOYEE         LENGTH OF SERVICE  TITLE
--------------------------------------------------------------------------------------------
Brian Huckstep      Since 2014      Portfolio Manager for the registered investment adviser
                                    subsidiaries of Morningstar, Inc.

John McLaughlin     Since 2015      Senior Investment Consultant for the registered
                                    investment adviser subsidiaries of Morningstar, Inc.

ADDITIONAL INFORMATION
For important information about the purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to ADDITIONAL INFORMATION ABOUT PURCHASE AND SALE OF FUND SHARES, TAXES AND FINANCIAL INTERMEDIARIES, page 59 of this Prospectus.

AB MULTI-MANAGER SELECT 2045 FUND
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
The Fund's investment objective is to seek the highest total return (total return includes capital appreciation and income) over time consistent with its asset mix.

FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge reductions if you and members of your family invest, or agree to invest in the future, at least $100,000 in AB Mutual Funds. More information about these and other discounts is available from your financial intermediary and in Investing in the Funds--Sales Charge Reduction Programs for Class A Shares on page 73 of this Prospectus and in Purchase of Shares--Sales Charge Reduction Programs for
Class A Shares on page 105 of the Fund's Statement of Additional Information ("SAI").

SHAREHOLDER FEES (fees paid directly from your investment)

                                                                                                                       CLASS
                                                                                CLASS A  CLASS C   ADVISOR CLASS   R, K, I AND Z
                                                                                SHARES   SHARES       SHARES          SHARES
--------------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering price)                                              4.25%    None         None            None
--------------------------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
(as a percentage of offering price or redemption proceeds, whichever is lower)   None(a)  1.00%(b)     None            None
--------------------------------------------------------------------------------------------------------------------------------
Exchange Fee                                                                     None     None         None            None
--------------------------------------------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)

                                                              CLASS A CLASS C ADVISOR CLASS CLASS R CLASS K CLASS I CLASS Z
---------------------------------------------------------------------------------------------------------------------------
Management Fees                                                  .15%    .15%       .15%      .15%     .15%    .15%    .15%
Distribution and/or Service (12b-1) Fees                         .25%   1.00%       None      .50%     .25%    None    None
Other Expenses
  Transfer Agent                                                 .27%    .35%       .23%      .13%     .13%    .06%    .02%
  Other Expenses                                                 .83%   1.24%      1.01%      .82%    1.04%   1.21%   1.61%
                                                              ------- -------    -------    ------  ------- ------- -------
Total Other Expenses                                            1.10%   1.59%      1.24%      .95%    1.17%   1.27%   1.63%
                                                              ------- -------    -------    ------  ------- ------- -------
Acquired Fund Fees and Expenses (Underlying Funds)               .65%    .65%       .65%      .65%     .65%    .65%    .65%
                                                              ------- -------    -------    ------  ------- ------- -------
Total Annual Fund Operating Expenses                            2.15%   3.39%      2.04%     2.25%    2.22%   2.07%   2.43%
                                                              ======= =======    =======    ======  ======= ======= =======
Fee Waiver and/or Expense Reimbursement(c)                    (1.00)% (1.49)%    (1.14)%    (.85)%  (1.07)% (1.17)% (1.53)%
                                                              ------- -------    -------    ------  ------- ------- -------
Total Annual Fund Operating Expenses After Fee Waiver and/or
 Expense Reimbursement                                          1.15%   1.90%       .90%     1.40%    1.15%    .90%    .90%
                                                              ======= =======    =======    ======  ======= ======= =======
---------------------------------------------------------------------------------------------------------------------------

(a)Purchases of Class A shares in amounts of $1,000,000 or more, or by certain group retirement plans, may be subject to a 1%, 1-year contingent deferred sales charge ("CDSC"), which may be subject to waiver in certain circumstances.

(b)For Class C shares, the CDSC is 0% after the first year.

(c)The Adviser has contractually agreed to waive its management fees and/or to bear expenses of the Fund through November 30, 2017 to the extent necessary to prevent the Fund's operating expenses (excluding acquired fund fees and expenses, interest expense, taxes, extraordinary expenses, and brokerage commissions and other transaction costs), on an annualized basis, from exceeding .50%, 1.25%, .25%, .75%, .50%, .25% and .25% of average daily net assets, respectively, for Class A, Class C, Advisor Class, Class R, Class K, Class I and Class Z shares. The expense limitation agreement may not be terminated by the Adviser before November 30, 2017 and may be extended for additional one-year terms. Any fees waived and expenses borne by the Adviser through January 5, 2016 under the expense limitation in effect prior to that date may be reimbursed by the Fund until the end of the third fiscal year after the fiscal period in which the fee was waived or the expense was borne, provided that no reimbursement payment will be made that would cause the Fund's operating expenses to exceed the applicable expense limitations.

EXAMPLES
The Examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, that the Fund's operating expenses stay the same and that the fee waiver is in effect only for the first year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                CLASS A CLASS C ADVISOR CLASS CLASS R CLASS K CLASS I CLASS Z
-----------------------------------------------------------------------------
After 1 Year    $  537  $  293*    $   92     $  142  $  117  $   92  $   92
After 3 Years   $  977  $  903     $  529     $  621  $  591  $  536  $  611
After 5 Years   $1,442  $1,637     $  993     $1,127  $1,092  $1,006  $1,157
After 10 Years  $2,727  $3,576     $2,278     $2,518  $2,471  $2,307  $2,650
-----------------------------------------------------------------------------

*If you did not redeem your shares at the end of the period, your expenses would be decreased by approximately $100.

PORTFOLIO TURNOVER
The Fund (or an Underlying Fund) pays transaction costs, such as commissions, when it buys or sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These transaction costs, which are not reflected in the Annual Fund Operating Expenses or in the Examples, affect the Fund's performance. During the most recent fiscal period, the Fund's portfolio turnover rate (which does not reflect purchases and sales of securities by the Underlying Funds) was 67% of the average value of its portfolio.

PRINCIPAL STRATEGIES
The Fund seeks the highest total return over time consistent with its asset mix. Total return includes capital growth and income. To achieve its investment objective, the Fund focuses its investments while minimizing short term risks on a combination of AB Mutual Funds and mutual funds and exchange-traded funds, or ETFs, managed by unaffiliated third parties ("Underlying Funds") representing a variety of asset classes and investment styles. The Fund invests in the Underlying Funds in accordance with its target asset mix. In order to implement the Fund's investment strategies, Morningstar Investment Management LLC ("Morningstar"), the Fund's sub-adviser, selects Underlying Funds within each asset class for investment by the Fund from among AB Mutual Funds and funds offered by other fund complexes that have entered into a participation agreement or similar arrangement with the Fund. The Adviser has directed Morningstar to typically select Underlying Funds so that a target of 33% but no more than 40% of the Fund's portfolio is invested in AB Mutual Funds.

The Fund is managed to the specific year of planned retirement included in its name (the "retirement date"). The Fund's asset mix will become more conservative, with an increasing exposure to investments in fixed-income securities and short-term bonds, each year until reaching the year approximately fifteen years after the retirement date. At that time, the Fund will no longer be managed to become more conservative each year, although the Adviser may continue to vary the relative weightings of the Fund's asset classes as described below. This strategy reflects the objective of pursuing the maximum amount of total return, consistent with a reasonable amount of risk, during the investor's pre-retirement and early retirement years. After the retirement date of the Fund, the Fund's investment mix anticipates that an investor may take withdrawals from his or her account to provide supplemental retirement income and seeks to minimize the likelihood that an investor in the Fund experiences a significant loss of capital at a more advanced age.

The Fund allocates its investments in Underlying Funds that invest in the following asset classes: equities, equity diversifiers, inflation sensitive instruments, fixed-income diversifiers and fixed-income securities (including high yield bonds or "junk bonds"). For these purposes, inflation sensitive instruments include funds focused on real estate securities, commodities and inflation-indexed securities, fixed-income diversifiers include funds engaged in certain alternative strategies that seek reduced volatility and low correlation with fixed-income markets such as market neutral funds, and equity diversifiers include funds engaged in certain alternative strategies that seek reduced volatility and limited correlation with equity markets such as equity long/short funds. The Fund may also invest directly in investments in each asset class. Each Underlying Fund may enter into derivatives transactions, such as options, futures contracts, forwards and swaps, in an effort to earn income, to gain or adjust exposure to individual securities or markets, or to protect all or a portion of the Underlying Fund's portfolio from a decline in value.

The Fund's current target asset mix (based on the Fund's distance from its retirement date) is approximately 83% equity securities, 7% equity diversifiers, 5% inflation sensitive instruments and 5% fixed-income securities. The Fund's investments in fixed-income and equity asset classes may include Underlying Funds investing in U.S. and non-U.S. securities. The Adviser will cause the relative weightings of the Fund's asset classes to vary from the target asset mix in light of market conditions and forecasts, but usually by not more than plus/minus 10%. Appreciation and/or depreciation of the Underlying Funds representing various asset classes may cause the relative weightings to vary by more than 10%, and during adverse market conditions the Adviser may cause the relative weightings to be more than 10% more conservative than the typical asset mix for that point in time.

In making asset allocation decisions, the Adviser uses its proprietary dynamic asset allocation process ("DAA"). DAA comprises a series of analytical and forecasting tools employed by the Adviser to gauge fluctuations in the risk/return profile of various asset classes. DAA will aim to adjust the Fund's investment exposure in changing market conditions and thereby reduce overall portfolio volatility by mitigating the effects of market fluctuations, while preserving consistent long-term return potential. For example, the Adviser may seek to reduce the Fund's risk exposure to one or more asset classes when DAA suggests that market risks relevant to those asset classes are rising but return opportunities are declining. The Adviser expects to pursue this process for the Fund primarily by adjusting Underlying Fund investments.

The following chart illustrates how the asset mix of the Fund will vary over time. In general, the asset mix of the Fund will gradually shift from one comprised largely of Underlying Funds that emphasize investments in equities to one that is comprised of a mixture of Underlying Funds that invest in fixed-income securities (including short-duration bonds) and equities.

                                    [CHART]

                                                                       Years Before Retirement
                                                                       -----------------------
                                    40          35          30         25          20          15          10           5
                                  -----------------------------------------------------------------------------------------
Equities                          83.5%       83.5%         83%       82.5%       75.5%       66.2%       56.9%       48.6%
Equity Diversifiers                  7%          7%          7%          7%          7%        6.3%        5.6%        4.9%
Inflation Sensitive                4.5%        4.5%          5%        5.5%        7.5%        8.5%       13.5%         18%
Fixed-Income Diversifiers            0%          0%          0%          0%          0%        2.1%        2.8%        3.5%
Fixed-Income                         5%          5%          5%          5%         10%       16.9%       21.2%         25%

                                           Years After Retirement
                                           ----------------------
                                    0           5            15
                                  -----       -----------------
Equities                          41.5%       35.9%       24.5%
Equity Diversifiers                3.5%        2.1%          0%
Inflation Sensitive                 23%       22.5%       21.5%
Fixed-Income Diversifiers          4.9%        4.9%        3.5%
Fixed-Income                      27.1%       34.6%       50.5%


PRINCIPAL RISKS
The value of your investment in the Fund will change with changes in the values of the Fund's investments in the Underlying Funds. There is no assurance that the Fund will provide an investor with adequate income at or through retirement.

.. MARKET RISK: The value of the Fund's investments will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market. It includes the risk that a particular style of investing may be underperforming the stock market generally.

.. ALLOCATION RISK: The allocation of investments among the Underlying Funds' different investment styles, such as equity or debt securities, or U.S. or non-U.S. securities, may have a more significant effect on the Fund's net asset value ("NAV") when one of these investments is performing more poorly than the other. There is no assurance that allocation decisions will result in the desired effects. Subjective decisions made by the Adviser and/or Morningstar may cause the Fund to incur losses or to miss profit opportunities on which it might otherwise have capitalized. The limited universe of Underlying Funds and the requirement that a specified percentage of Fund assets be invested in AB Mutual Funds as noted above may adversely affect Fund performance.

.. INTEREST RATE RISK: Changes in interest rates will affect the value of the Fund's investments in Underlying Funds that invest in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. The Fund may be subject to a heightened risk of rising rates as the current period of historically low interest rates may be ending. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

.. CREDIT RISK: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments by Underlying Funds in fixed-income securities with lower ratings are subject to a higher probability that an issuer will default or fail to meet its payment obligations.

.. HIGH YIELD DEBT SECURITY RISK: Investments in fixed-income securities with ratings below investment grade, commonly known as "junk bonds", tend to have a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of the junk bond market generally and less secondary market liquidity.

.. INFLATION RISK: This is the risk that the value of assets or income from the Fund's investments in the Underlying Funds will be less in the future as inflation decreases the value of money. As inflation increases, the value of each Underlying Fund's assets can decline as can the value of that Underlying Fund's distributions.

.. FOREIGN (NON-U.S.) RISK: Investments in non-U.S. issuers by Underlying Funds may involve more risk than investments in U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

.. CURRENCY RISK: Fluctuations in currency exchange rates may negatively affect the value of the Fund's investments or reduce its returns.

.. CAPITALIZATION RISK: Investments in small- and mid-capitalization companies by Underlying Funds tend to be more volatile than investments in large-capitalization companies. Investments in small-capitalization companies may have additional risks because these companies often have limited product lines, markets, or financial resources.

.. DERIVATIVES RISK: Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses, and may be subject to counterparty risk to a greater degree than more traditional investments.

..  LEVERAGE RISK: Borrowing money or other leverage may make an Underlying
   Fund's investments more volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of its investments. An Underlying Fund may create leverage through the use of certain portfolio management techniques such as reverse repurchase agreements or forward commitments, or by borrowing money.

.. NON-DIVERSIFICATION RISK: The Fund may have more risk because it is "non-diversified", meaning that it can invest more of its assets in a smaller number of issuers. Accordingly, changes in the value of a single security may have a more significant effect, either negative or positive, on the Fund's NAV.

.. INVESTMENT IN OTHER INVESTMENT COMPANIES RISK: As with other investments, investments in other investment companies, including ETFs, are subject to market and selection risk. In addition, shareholders of the Fund bear both their proportionate share of expenses in the Fund (including management fees) and, indirectly, the expenses of the investment companies.

.. MANAGEMENT RISK: The Fund is subject to management risk because it is an actively-managed investment fund. The Adviser and Morningstar will apply their investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that their techniques will produce the intended results.

As with all investments, you may lose money by investing in the Fund.

BAR CHART AND PERFORMANCE INFORMATION
The bar chart and performance information provide an indication of the historical risk of an investment in the Fund by showing:

.. how the Fund's performance changed from year to year for one year and over the life of the Fund; and

.. how the Fund's average annual returns for one year and over the life of the Fund compare to those of a broad-based securities market index.

You may obtain updated performance information on the Fund's website at www.ABfunds.com (click on "Investments--Mutual Funds").

The Fund's past performance before and after taxes, of course, does not necessarily indicate how it will perform in the future.

BAR CHART
The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown. Through September 30, 2016, the year-to-date unannualized return for Class A shares was 6.80%.

                                    [CHART]


 06      07      08      09      10       11       12      13      14      15
----    ----    ----    ----    ----     ----     ----    ----    ----   ------
 n/a     n/a     n/a     n/a     n/a      n/a      n/a     n/a     n/a   -0.88%



During the period shown in the bar chart, the Fund's:

BEST QUARTER WAS UP 4.07%, 4TH QUARTER, 2015; AND WORST QUARTER WAS DOWN -7.41%, 3RD QUARTER, 2015.

PERFORMANCE TABLE
AVERAGE ANNUAL TOTAL RETURNS
(For the periods ended December 31, 2015)

                                                                                     SINCE
                                                                            1 YEAR INCEPTION*
---------------------------------------------------------------------------------------------
Class A**      Return Before Taxes                                          -5.11%   -2.09%
               ------------------------------------------------------------------------------
               Return After Taxes on Distributions                          -5.59%   -3.37%
               ------------------------------------------------------------------------------
               Return After Taxes on Distributions and Sale of Fund Shares  -2.74%   -2.08%
---------------------------------------------------------------------------------------------
Class C        Return Before Taxes                                          -2.63%    1.33%
---------------------------------------------------------------------------------------------
Advisor Class  Return Before Taxes                                          -0.63%    2.29%
---------------------------------------------------------------------------------------------
Class R        Return Before Taxes                                          -1.17%    1.77%
---------------------------------------------------------------------------------------------
Class K        Return Before Taxes                                          -0.86%    2.09%
---------------------------------------------------------------------------------------------
Class I        Return Before Taxes                                          -0.70%    2.26%
---------------------------------------------------------------------------------------------
Class Z        Return Before Taxes                                          -0.70%    2.26%
---------------------------------------------------------------------------------------------
S&P Target Date To 2045 Index
(reflects no deduction for fees, expenses, or taxes)                        -0.46%    2.48%
---------------------------------------------------------------------------------------------

* Inception date: 12/15/2014.

**After-tax returns:

  -Are shown for Class A shares only and will vary for the other Classes of shares because these Classes have different expense ratios;

  -Are an estimate, which is based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and

  -Are not relevant to investors who hold fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

INVESTMENT ADVISER
AllianceBernstein L.P. is the investment adviser for the Fund. The Adviser may hire and terminate sub-advisers in accordance with the terms of an exemptive order received from the Securities and Exchange Commission (the "Commission"). The exemptive order permits the Adviser, subject to the supervision and approval by the Board of Directors of the Fund, to enter into sub-advisory agreements with sub-advisers, and to materially amend or terminate those agreements, in each case without seeking the approval of the Fund's shareholders. The sub-advisers will not be affiliated with the Adviser. The initial shareholder of the Fund approved the Fund's operation in this manner and reliance by the Fund on this exemptive relief.

The Adviser has retained Morningstar as sub-adviser to select Underlying Funds within each asset class.

PORTFOLIO MANAGERS
The following table lists the persons responsible for day-to-day management of the Fund's portfolio:

EMPLOYEE                 LENGTH OF SERVICE  TITLE
---------------------------------------------------------------------------------
Daniel J. Loewy             Since 2014      Senior Vice President of the Adviser

Christopher H. Nikolich     Since 2014      Senior Vice President of the Adviser

Vadim Zlotnikov             Since 2014      Senior Vice President of the Adviser

The following table lists the Morningstar personnel who are primarily responsible for selecting Underlying Funds within each asset class for investment by the Fund:

EMPLOYEE         LENGTH OF SERVICE  TITLE
--------------------------------------------------------------------------------------------
Brian Huckstep      Since 2014      Portfolio Manager for the registered investment adviser
                                    subsidiaries of Morningstar, Inc.

John McLaughlin     Since 2015      Senior Investment Consultant for the registered
                                    investment adviser subsidiaries of Morningstar, Inc.

ADDITIONAL INFORMATION
For important information about the purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to ADDITIONAL INFORMATION ABOUT PURCHASE AND SALE OF FUND SHARES, TAXES AND FINANCIAL INTERMEDIARIES, page 59 of this Prospectus.

AB MULTI-MANAGER SELECT 2050 FUND
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
The Fund's investment objective is to seek the highest total return (total return includes capital appreciation and income) over time consistent with its asset mix.

FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge reductions if you and members of your family invest, or agree to invest in the future, at least $100,000 in AB Mutual Funds. More information about these and other discounts is available from your financial intermediary and in Investing in the Funds--Sales Charge Reduction Programs for Class A Shares on page 73 of this Prospectus and in Purchase of Shares--Sales Charge Reduction Programs for
Class A Shares on page 105 of the Fund's Statement of Additional Information ("SAI").

SHAREHOLDER FEES (fees paid directly from your investment)

                                                                                                                       CLASS
                                                                                CLASS A  CLASS C   ADVISOR CLASS   R, K, I AND Z
                                                                                SHARES   SHARES       SHARES          SHARES
--------------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering price)                                              4.25%    None         None            None
--------------------------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
(as a percentage of offering price or redemption proceeds, whichever is lower)   None(a)  1.00%(b)     None            None
--------------------------------------------------------------------------------------------------------------------------------
Exchange Fee                                                                     None     None         None            None
--------------------------------------------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)

                                                              CLASS A CLASS C ADVISOR CLASS CLASS R CLASS K CLASS I CLASS Z
---------------------------------------------------------------------------------------------------------------------------
Management Fees                                                  .15%    .15%       .15%       .15%    .15%    .15%    .15%
Distribution and/or Service (12b-1) Fees                         .25%   1.00%       None       .50%    .25%    None    None
Other Expenses
  Transfer Agent                                                2.03%   1.97%      1.52%       .12%    .12%    .04%    .02%
  Other Expenses                                                2.21%   2.74%      2.61%      1.98%   2.47%   3.39%   3.88%
                                                              ------- -------    -------    ------- ------- ------- -------
Total Other Expenses                                            4.24%   4.71%      4.13%      2.10%   2.59%   3.43%   3.90%
                                                              ------- -------    -------    ------- ------- ------- -------
Acquired Fund Fees and Expenses (Underlying Funds)               .65%    .65%       .65%       .65%    .65%    .65%    .65%
                                                              ------- -------    -------    ------- ------- ------- -------
Total Annual Fund Operating Expenses                            5.29%   6.51%      4.93%      3.40%   3.64%   4.23%   4.70%
                                                              ======= =======    =======    ======= ======= ======= =======
Fee Waiver and/or Expense Reimbursement(c)                    (4.14)% (4.61)%    (4.03)%    (2.00)% (2.49)% (3.33)% (3.80)%
                                                              ------- -------    -------    ------- ------- ------- -------
Total Annual Fund Operating Expenses After Fee Waiver and/or
 Expense Reimbursement                                          1.15%   1.90%       .90%      1.40%   1.15%    .90%    .90%
                                                              ======= =======    =======    ======= ======= ======= =======
---------------------------------------------------------------------------------------------------------------------------

(a)Purchases of Class A shares in amounts of $1,000,000 or more, or by certain group retirement plans, may be subject to a 1%, 1-year contingent deferred sales charge ("CDSC"), which may be subject to waiver in certain circumstances.

(b)For Class C shares, the CDSC is 0% after the first year.

(c)The Adviser has contractually agreed to waive its management fees and/or to bear expenses of the Fund through November 30, 2017 to the extent necessary to prevent the Fund's operating expenses (excluding acquired fund fees and expenses, interest expense, taxes, extraordinary expenses, and brokerage commissions and other transaction costs), on an annualized basis, from exceeding .50%, 1.25%, .25%, .75%, .50%, .25% and .25% of average daily net assets, respectively, for Class A, Class C, Advisor Class, Class R, Class K, Class I and Class Z shares. The expense limitation agreement may not be terminated by the Adviser before November 30, 2017 and may be extended for additional one-year terms. Any fees waived and expenses borne by the Adviser through January 5, 2016 under the expense limitation in effect prior to that date may be reimbursed by the Fund until the end of the third fiscal year after the fiscal period in which the fee was waived or the expense was borne, provided that no reimbursement payment will be made that would cause the Fund's operating expenses to exceed the applicable expense limitations.

EXAMPLES
The Examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, that the Fund's operating expenses stay the same and that the fee waiver is in effect only for the first year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                CLASS A CLASS C ADVISOR CLASS CLASS R CLASS K CLASS I CLASS Z
-----------------------------------------------------------------------------
After 1 Year    $  537  $  293*    $   92     $  143  $  117  $   92  $   92
After 3 Years   $1,586  $1,515     $1,119     $  858  $  884  $  979  $1,073
After 5 Years   $2,629  $2,798     $2,148     $1,597  $1,671  $1,881  $2,061
After 10 Years  $5,210  $5,838     $4,725     $3,550  $3,735  $4,195  $4,555
-----------------------------------------------------------------------------

*If you did not redeem your shares at the end of the period, your expenses would be decreased by approximately $100.

PORTFOLIO TURNOVER
The Fund (or an Underlying Fund) pays transaction costs, such as commissions, when it buys or sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These transaction costs, which are not reflected in the Annual Fund Operating Expenses or in the Examples, affect the Fund's performance. During the most recent fiscal period, the Fund's portfolio turnover rate (which does not reflect purchases and sales of securities by the Underlying Funds) was 69% of the average value of its portfolio.

PRINCIPAL STRATEGIES
The Fund seeks the highest total return over time consistent with its asset mix. Total return includes capital growth and income. To achieve its investment objective, the Fund focuses its investments while minimizing short term risks on a combination of AB Mutual Funds and mutual funds and exchange-traded funds, or ETFs, managed by unaffiliated third parties ("Underlying Funds") representing a variety of asset classes and investment styles. The Fund invests in the Underlying Funds in accordance with its target asset mix. In order to implement the Fund's investment strategies, Morningstar Investment Management LLC ("Morningstar"), the Fund's sub-adviser, selects Underlying Funds within each asset class for investment by the Fund from among AB Mutual Funds and funds offered by other fund complexes that have entered into a participation agreement or similar arrangement with the Fund. The Adviser has directed Morningstar to typically select Underlying Funds so that a target of 33% but no more than 40% of the Fund's portfolio is invested in AB Mutual Funds.

The Fund is managed to the specific year of planned retirement included in its name (the "retirement date"). The Fund's asset mix will become more conservative, with an increasing exposure to investments in fixed-income securities and short-term bonds, each year until reaching the year approximately fifteen years after the retirement date. At that time, the Fund will no longer be managed to become more conservative each year, although the Adviser may continue to vary the relative weightings of the Fund's asset classes as described below. This strategy reflects the objective of pursuing the maximum amount of total return, consistent with a reasonable amount of risk, during the investor's pre-retirement and early retirement years. After the retirement date of the Fund, the Fund's investment mix anticipates that an investor may take withdrawals from his or her account to provide supplemental retirement income and seeks to minimize the likelihood that an investor in the Fund experiences a significant loss of capital at a more advanced age.

The Fund allocates its investments in Underlying Funds that invest in the following asset classes: equities, equity diversifiers, inflation sensitive instruments, fixed-income diversifiers and fixed-income securities (including high yield bonds or "junk bonds"). For these purposes, inflation sensitive instruments include funds focused on real estate securities, commodities and inflation-indexed securities, fixed-income diversifiers include funds engaged in certain alternative strategies that seek reduced volatility and low correlation with fixed-income markets such as market neutral funds, and equity diversifiers include funds engaged in certain alternative strategies that seek reduced volatility and limited correlation with equity markets such as equity long/short funds. The Fund may also invest directly in investments in each asset class. Each Underlying Fund may enter into derivatives transactions, such as options, futures contracts, forwards and swaps, in an effort to earn income, to gain or adjust exposure to individual securities or markets, or to protect all or a portion of the Underlying Fund's portfolio from a decline in value.

The Fund's current target asset mix (based on the Fund's distance from its retirement date) is approximately 83% equity securities, 7% equity diversifiers, 5% fixed-income securities and 5% inflation sensitive instruments. The Fund's investments in fixed-income and equity asset classes may include Underlying Funds investing in U.S. and non-U.S. securities. The Adviser will cause the relative weightings of the Fund's asset classes to vary from the target asset mix in light of market conditions and forecasts, but usually by not more than plus/minus 10%. Appreciation and/or depreciation of the Underlying Funds representing various asset classes may cause the relative weightings to vary by more than 10%, and during adverse market conditions the Adviser may cause the relative weightings to be more than 10% more conservative than the typical asset mix for that point in time.

In making asset allocation decisions, the Adviser uses its proprietary dynamic asset allocation process ("DAA"). DAA comprises a series of analytical and forecasting tools employed by the Adviser to gauge fluctuations in the risk/return profile of various asset classes. DAA will aim to adjust the Fund's investment exposure in changing market conditions and thereby reduce overall portfolio volatility by mitigating the effects of market fluctuations, while preserving consistent long-term return potential. For example, the Adviser may seek to reduce the Fund's risk exposure to one or more asset classes when DAA suggests that market risks relevant to those asset classes are rising but return opportunities are declining. The Adviser expects to pursue this process for the Fund primarily by adjusting Underlying Fund investments.

The following chart illustrates how the asset mix of the Fund will vary over time. In general, the asset mix of the Fund will gradually shift from one comprised largely of Underlying Funds that emphasize investments in equities to one that is comprised of a mixture of Underlying Funds that invest in fixed-income securities (including short-duration bonds) and equities.

                                    [CHART]

                                                                       Years Before Retirement
                                                                       -----------------------
                                    40          35          30         25          20          15          10           5
                                  -----------------------------------------------------------------------------------------
Equities                          83.5%       83.5%         83%       82.5%       75.5%       66.2%       56.9%       48.6%
Equity Diversifiers                  7%          7%          7%          7%          7%        6.3%        5.6%        4.9%
Inflation Sensitive                4.5%        4.5%          5%        5.5%        7.5%        8.5%       13.5%         18%
Fixed-Income Diversifiers            0%          0%          0%          0%          0%        2.1%        2.8%        3.5%
Fixed-Income                         5%          5%          5%          5%         10%       16.9%       21.2%         25%

                                           Years After Retirement
                                           ----------------------
                                    0           5            15
                                  -----       -----------------
Equities                          41.5%       35.9%       24.5%
Equity Diversifiers                3.5%        2.1%          0%
Inflation Sensitive                 23%       22.5%       21.5%
Fixed-Income Diversifiers          4.9%        4.9%        3.5%
Fixed-Income                      27.1%       34.6%       50.5%


PRINCIPAL RISKS
The value of your investment in the Fund will change with changes in the values of the Fund's investments in the Underlying Funds. There is no assurance that the Fund will provide an investor with adequate income at or through retirement.

.. MARKET RISK: The value of the Fund's investments will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market. It includes the risk that a particular style of investing may be underperforming the stock market generally.

.. ALLOCATION RISK: The allocation of investments among the Underlying Funds' different investment styles, such as equity or debt securities, or U.S. or non-U.S. securities, may have a more significant effect on the Fund's net asset value ("NAV") when one of these investments is performing more poorly than the other. There is no assurance that allocation decisions will result in the desired effects. Subjective decisions made by the Adviser and/or Morningstar may cause the Fund to incur losses or to miss profit opportunities on which it might otherwise have capitalized. The limited universe of Underlying Funds and the requirement that a specified percentage of Fund assets be invested in AB Mutual Funds as noted above may adversely affect Fund performance.

.. INTEREST RATE RISK: Changes in interest rates will affect the value of the Fund's investments in Underlying Funds that invest in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. The Fund may be subject to a heightened risk of rising rates as the current period of historically low interest rates may be ending. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

.. CREDIT RISK: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments by Underlying Funds in fixed-income securities with lower ratings are subject to a higher probability that an issuer will default or fail to meet its payment obligations.

.. HIGH YIELD DEBT SECURITY RISK: Investments in fixed-income securities with ratings below investment grade, commonly known as "junk bonds", tend to have a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of the junk bond market generally and less secondary market liquidity.

.. INFLATION RISK: This is the risk that the value of assets or income from the Fund's investments in the Underlying Funds will be less in the future as inflation decreases the value of money. As inflation increases, the value of each Underlying Fund's assets can decline as can the value of that Underlying Fund's distributions.

.. FOREIGN (NON-U.S.) RISK: Investments in non-U.S. issuers by Underlying Funds may involve more risk than investments in U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

.. CURRENCY RISK: Fluctuations in currency exchange rates may negatively affect the value of the Fund's investments or reduce its returns.

.. CAPITALIZATION RISK: Investments in small- and mid-capitalization companies by Underlying Funds tend to be more volatile than investments in large-capitalization companies. Investments in small-capitalization companies may have additional risks because these companies often have limited product lines, markets, or financial resources.

.. DERIVATIVES RISK: Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses, and may be subject to counterparty risk to a greater degree than more traditional investments.

..  LEVERAGE RISK: Borrowing money or other leverage may make an Underlying
   Fund's investments more volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of its investments. An Underlying Fund may create leverage through the use of certain portfolio management techniques such as reverse repurchase agreements or forward commitments, or by borrowing money.

.. NON-DIVERSIFICATION RISK: The Fund may have more risk because it is "non-diversified", meaning that it can invest more of its assets in a smaller number of issuers. Accordingly, changes in the value of a single security may have a more significant effect, either negative or positive, on the Fund's NAV.

.. INVESTMENT IN OTHER INVESTMENT COMPANIES RISK: As with other investments, investments in other investment companies, including ETFs, are subject to market and selection risk. In addition, shareholders of the Fund bear both their proportionate share of expenses in the Fund (including management fees) and, indirectly, the expenses of the investment companies.

.. MANAGEMENT RISK: The Fund is subject to management risk because it is an actively-managed investment fund. The Adviser and Morningstar will apply their investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that their techniques will produce the intended results.

As with all investments, you may lose money by investing in the Fund.

BAR CHART AND PERFORMANCE INFORMATION
The bar chart and performance information provide an indication of the historical risk of an investment in the Fund by showing:

.. how the Fund's performance changed from year to year for one year and over the life of the Fund; and

.. how the Fund's average annual returns for one year and over the life of the Fund compare to those of a broad-based securities market index.

You may obtain updated performance information on the Fund's website at www.ABfunds.com (click on "Investments--Mutual Funds").

The Fund's past performance before and after taxes, of course, does not necessarily indicate how it will perform in the future.

BAR CHART
The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown. Through September 30, 2016, the year-to-date unannualized return for Class A shares was 6.85%.

                                    [CHART]


 06      07      08      09      10       11       12      13      14      15
----    ----    ----    ----    ----     ----     ----    ----    ----   ------
 n/a     n/a     n/a     n/a     n/a      n/a      n/a     n/a     n/a   -1.00%



During the period shown in the bar chart, the Fund's:

BEST QUARTER WAS UP 4.05%, 4TH QUARTER, 2015; AND WORST QUARTER WAS DOWN -7.51%, 3RD QUARTER, 2015.

PERFORMANCE TABLE
AVERAGE ANNUAL TOTAL RETURNS
(For the periods ended December 31, 2015)

                                                                                     SINCE
                                                                            1 YEAR INCEPTION*
---------------------------------------------------------------------------------------------
Class A**      Return Before Taxes                                          -5.22%   -2.15%
               ------------------------------------------------------------------------------
               Return After Taxes on Distributions                          -5.47%   -3.22%
               ------------------------------------------------------------------------------
               Return After Taxes on Distributions and Sale of Fund Shares  -2.87%   -2.07%
---------------------------------------------------------------------------------------------
Class C        Return Before Taxes                                          -2.80%    1.12%
---------------------------------------------------------------------------------------------
Advisor Class  Return Before Taxes                                          -0.82%    2.15%
---------------------------------------------------------------------------------------------
Class R        Return Before Taxes                                          -1.36%    1.63%
---------------------------------------------------------------------------------------------
Class K        Return Before Taxes                                          -1.17%    1.84%
---------------------------------------------------------------------------------------------
Class I        Return Before Taxes                                          -0.91%    2.10%
---------------------------------------------------------------------------------------------
Class Z        Return Before Taxes                                          -0.82%    2.19%
---------------------------------------------------------------------------------------------
S&P Target Date To 2050 Index
(reflects no deduction for fees, expenses, or taxes)                        -0.47%    2.56%
---------------------------------------------------------------------------------------------

* Inception date: 12/15/2014.

**After-tax returns:

  -Are shown for Class A shares only and will vary for the other Classes of shares because these Classes have different expense ratios;

  -Are an estimate, which is based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and

  -Are not relevant to investors who hold fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

INVESTMENT ADVISER
AllianceBernstein L.P. is the investment adviser for the Fund. The Adviser may hire and terminate sub-advisers in accordance with the terms of an exemptive order received from the Securities and Exchange Commission (the "Commission"). The exemptive order permits the Adviser, subject to the supervision and approval by the Board of Directors of the Fund, to enter into sub-advisory agreements with sub-advisers, and to materially amend or terminate those agreements, in each case without seeking the approval of the Fund's shareholders. The sub-advisers will not be affiliated with the Adviser. The initial shareholder of the Fund approved the Fund's operation in this manner and reliance by the Fund on this exemptive relief.

The Adviser has retained Morningstar as sub-adviser to select Underlying Funds within each asset class.

PORTFOLIO MANAGERS
The following table lists the persons responsible for day-to-day management of the Fund's portfolio:

EMPLOYEE                 LENGTH OF SERVICE  TITLE
---------------------------------------------------------------------------------
Daniel J. Loewy             Since 2014      Senior Vice President of the Adviser

Christopher H. Nikolich     Since 2014      Senior Vice President of the Adviser

Vadim Zlotnikov             Since 2014      Senior Vice President of the Adviser

The following table lists the Morningstar personnel who are primarily responsible for selecting Underlying Funds within each asset class for investment by the Fund:

EMPLOYEE         LENGTH OF SERVICE  TITLE
--------------------------------------------------------------------------------------------
Brian Huckstep      Since 2014      Portfolio Manager for the registered investment adviser
                                    subsidiaries of Morningstar, Inc.

John McLaughlin     Since 2015      Senior Investment Consultant for the registered
                                    investment adviser subsidiaries of Morningstar, Inc.

ADDITIONAL INFORMATION
For important information about the purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to ADDITIONAL INFORMATION ABOUT PURCHASE AND SALE OF FUND SHARES, TAXES AND FINANCIAL INTERMEDIARIES, page 59 of this Prospectus.

AB MULTI-MANAGER SELECT 2055 FUND
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
The Fund's investment objective is to seek the highest total return (total return includes capital appreciation and income) over time consistent with its asset mix.

FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge reductions if you and members of your family invest, or agree to invest in the future, at least $100,000 in AB Mutual Funds. More information about these and other discounts is available from your financial intermediary and in Investing in the Funds--Sales Charge Reduction Programs for Class A Shares on page 73 of this Prospectus and in Purchase of Shares--Sales Charge Reduction Programs for
Class A Shares on page 105 of the Fund's Statement of Additional Information ("SAI").

SHAREHOLDER FEES (fees paid directly from your investment)

                                                                                                                       CLASS
                                                                                CLASS A  CLASS C   ADVISOR CLASS   R, K, I AND Z
                                                                                SHARES   SHARES       SHARES          SHARES
--------------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering price)                                              4.25%    None         None            None
--------------------------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
(as a percentage of offering price or redemption proceeds, whichever is lower)   None(a)  1.00%(b)     None            None
--------------------------------------------------------------------------------------------------------------------------------
Exchange Fee                                                                     None     None         None            None
--------------------------------------------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)

                                                              CLASS A CLASS C ADVISOR CLASS CLASS R CLASS K CLASS I CLASS Z
---------------------------------------------------------------------------------------------------------------------------
Management Fees                                                  .15%    .15%       .15%       .15%    .15%    .15%    .15%
Distribution and/or Service (12b-1) Fees                         .25%   1.00%       None       .50%    .25%    None    None
Other Expenses
  Transfer Agent                                                1.79%   1.71%      1.30%       .12%    .12%    .04%    .02%
  Other Expenses                                                2.45%   3.30%      4.21%      2.91%   2.56%   4.39%   4.10%
                                                              ------- -------    -------    ------- ------- ------- -------
Total Other Expenses                                            4.24%   5.01%      5.51%      3.03%   2.68%   4.43%   4.12%
                                                              ------- -------    -------    ------- ------- ------- -------
Acquired Fund Fees and Expenses (Underlying Funds)               .64%    .64%       .64%       .64%    .64%    .64%    .64%
                                                              ------- -------    -------    ------- ------- ------- -------
Total Annual Fund Operating Expenses                            5.28%   6.80%      6.30%      4.32%   3.72%   5.22%   4.91%
                                                              ======= =======    =======    ======= ======= ======= =======
Fee Waiver and/or Expense Reimbursement(c)                    (4.13)% (4.90)%    (5.40)%    (2.92)% (2.57)% (4.32)% (4.01)%
                                                              ------- -------    -------    ------- ------- ------- -------
Total Annual Fund Operating Expenses After Fee Waiver and/or
 Expense Reimbursement                                          1.15%   1.90%       .90%      1.40%   1.15%    .90%    .90%
                                                              ======= =======    =======    ======= ======= ======= =======
---------------------------------------------------------------------------------------------------------------------------

(a)Purchases of Class A shares in amounts of $1,000,000 or more, or by certain group retirement plans, may be subject to a 1%, 1-year contingent deferred sales charge ("CDSC"), which may be subject to waiver in certain circumstances.

(b)For Class C shares, the CDSC is 0% after the first year.

(c)The Adviser has contractually agreed to waive its management fees and/or to bear expenses of the Fund through November 30, 2017 to the extent necessary to prevent the Fund's operating expenses (excluding acquired fund fees and expenses, interest expense, taxes, extraordinary expenses, and brokerage commissions and other transaction costs), on an annualized basis, from exceeding .51%, 1.26%, .26%, .76%, .51%, .26% and .26% of average daily net assets, respectively, for Class A, Class C, Advisor Class, Class R, Class K, Class I and Class Z shares. The expense limitation agreement may not be terminated by the Adviser before November 30, 2017 and may be extended for additional one-year terms. Any fees waived and expenses borne by the Adviser through January 5, 2016 under the expense limitation in effect prior to that date may be reimbursed by the Fund until the end of the third fiscal year after the fiscal period in which the fee was waived or the expense was borne, provided that no reimbursement payment will be made that would cause the Fund's operating expenses to exceed the applicable expense limitations.

EXAMPLES
The Examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, that the Fund's operating expenses stay the same and that the fee waiver is in effect only for the first year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                CLASS A CLASS C ADVISOR CLASS CLASS R CLASS K CLASS I CLASS Z
-----------------------------------------------------------------------------
After 1 Year    $  537  $  293*    $   92     $  143  $  117  $   92  $   92
After 3 Years   $1,584  $1,570     $1,387     $1,044  $  900  $1,176  $1,115
After 5 Years   $2,626  $2,898     $2,648     $1,957  $1,703  $2,256  $2,140
After 10 Years  $5,203  $6,014     $5,660     $4,296  $3,801  $4,934  $4,711
-----------------------------------------------------------------------------

*If you did not redeem your shares at the end of the period, your expenses would be decreased by approximately $100.

PORTFOLIO TURNOVER
The Fund (or an Underlying Fund) pays transaction costs, such as commissions, when it buys or sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These transaction costs, which are not reflected in the Annual Fund Operating Expenses or in the Examples, affect the Fund's performance. During the most recent fiscal period, the Fund's portfolio turnover rate (which does not reflect purchases and sales of securities by the Underlying Funds) was 71% of the average value of its portfolio.

PRINCIPAL STRATEGIES
The Fund seeks the highest total return over time consistent with its asset mix. Total return includes capital growth and income. To achieve its investment objective, the Fund focuses its investments while minimizing short term risks on a combination of AB Mutual Funds and mutual funds and exchange-traded funds, or ETFs, managed by unaffiliated third parties ("Underlying Funds") representing a variety of asset classes and investment styles. The Fund invests in the Underlying Funds in accordance with its target asset mix. In order to implement the Fund's investment strategies, Morningstar Investment Management LLC ("Morningstar"), the Fund's sub-adviser, selects Underlying Funds within each asset class for investment by the Fund from among AB Mutual Funds and funds offered by other fund complexes that have entered into a participation agreement or similar arrangement with the Fund. The Adviser has directed Morningstar to typically select Underlying Funds so that a target of 33% but no more than 40% of the Fund's portfolio is invested in AB Mutual Funds.

The Fund is managed to the specific year of planned retirement included in its name (the "retirement date"). The Fund's asset mix will become more conservative, with an increasing exposure to investments in fixed-income securities and short-term bonds, each year until reaching the year approximately fifteen years after the retirement date. At that time, the Fund will no longer be managed to become more conservative each year, although the Adviser may continue to vary the relative weightings of the Fund's asset classes as described below. This strategy reflects the objective of pursuing the maximum amount of total return, consistent with a reasonable amount of risk, during the investor's pre-retirement and early retirement years. After the retirement date of the Fund, the Fund's investment mix anticipates that an investor may take withdrawals from his or her account to provide supplemental retirement income and seeks to minimize the likelihood that an investor in the Fund experiences a significant loss of capital at a more advanced age.

The Fund allocates its investments in Underlying Funds that invest in the following asset classes: equities, equity diversifiers, inflation sensitive instruments, fixed-income diversifiers and fixed-income securities (including high yield bonds or "junk bonds"). For these purposes, inflation sensitive instruments include funds focused on real estate securities, commodities and inflation-indexed securities, and fixed-income diversifiers include funds engaged in certain alternative strategies that seek reduced volatility and low correlation with fixed-income markets such as market neutral funds, and equity diversifiers include funds engaged in certain alternative strategies that seek reduced volatility and limited correlation with equity markets such as equity long/short funds. The Fund may also invest directly in investments in each asset class. Each Underlying Fund may enter into derivatives transactions, such as options, futures contracts, forwards and swaps, in an effort to earn income, to gain or adjust exposure to individual securities or markets, or to protect all or a portion of the Underlying Fund's portfolio from a decline in value.

The Fund's current target asset mix (based on the Fund's distance from its retirement date) is approximately 84% equity securities, 7% equity diversifiers, 5% fixed-income securities and 4% inflation sensitive instruments. The Fund's investments in fixed-income and equity asset classes may include Underlying Funds investing in U.S. and non-U.S. securities. The Adviser will cause the relative weightings of the Fund's asset classes to vary from the target asset mix in light of market conditions and forecasts, but usually by not more than plus/minus 10%. Appreciation and/or depreciation of the Underlying Funds representing various asset classes may cause the relative weightings to vary by more than 10%, and during adverse market conditions the Adviser may cause the relative weightings to be more than 10% more conservative than the typical asset mix for that point in time.

In making asset allocation decisions, the Adviser uses its proprietary dynamic asset allocation process ("DAA"). DAA comprises a series of analytical and forecasting tools employed by the Adviser to gauge fluctuations in the risk/return profile of various asset classes. DAA will aim to adjust the Fund's investment exposure in changing market conditions and thereby reduce overall portfolio volatility by mitigating the effects of market fluctuations, while preserving consistent long-term return potential. For example, the Adviser may seek to reduce the Fund's risk exposure to one or more asset classes when DAA suggests that market risks relevant to those asset classes are rising but return opportunities are declining. The Adviser expects to pursue this process for the Fund primarily by adjusting Underlying Fund investments.

The following chart illustrates how the asset mix of the Fund will vary over time. In general, the asset mix of the Fund will gradually shift from one comprised largely of Underlying Funds that emphasize investments in equities to one that is comprised of a mixture of Underlying Funds that invest in fixed-income securities (including short-duration bonds) and equities.

                                    [CHART]

                                                                       Years Before Retirement
                                                                       -----------------------
                                    40          35          30         25          20          15          10           5
                                  -----------------------------------------------------------------------------------------
Equities                          83.5%       83.5%         83%       82.5%       75.5%       66.2%       56.9%       48.6%
Equity Diversifiers                  7%          7%          7%          7%          7%        6.3%        5.6%        4.9%
Inflation Sensitive                4.5%        4.5%          5%        5.5%        7.5%        8.5%       13.5%         18%
Fixed-Income Diversifiers            0%          0%          0%          0%          0%        2.1%        2.8%        3.5%
Fixed-Income                         5%          5%          5%          5%         10%       16.9%       21.2%         25%

                                           Years After Retirement
                                           ----------------------
                                    0           5            15
                                  -----       -----------------
Equities                          41.5%       35.9%       24.5%
Equity Diversifiers                3.5%        2.1%          0%
Inflation Sensitive                 23%       22.5%       21.5%
Fixed-Income Diversifiers          4.9%        4.9%        3.5%
Fixed-Income                      27.1%       34.6%       50.5%


PRINCIPAL RISKS
The value of your investment in the Fund will change with changes in the values of the Fund's investments in the Underlying Funds. There is no assurance that the Fund will provide an investor with adequate income at or through retirement.

.. MARKET RISK: The value of the Fund's investments will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market. It includes the risk that a particular style of investing may be underperforming the stock market generally.

.. ALLOCATION RISK: The allocation of investments among the Underlying Funds' different investment styles, such as equity or debt securities, or U.S. or non-U.S. securities, may have a more significant effect on the Fund's net asset value ("NAV") when one of these investments is performing more poorly than the other. There is no assurance that allocation decisions will result in the desired effects. Subjective decisions made by the Adviser and/or Morningstar may cause the Fund to incur losses or to miss profit opportunities on which it might otherwise have capitalized. The limited universe of Underlying Funds and the requirement that a specified percentage of Fund assets be invested in AB Mutual Funds as noted above may adversely affect Fund performance.

.. INTEREST RATE RISK: Changes in interest rates will affect the value of the Fund's investments in Underlying Funds that invest in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. The Fund may be subject to a heightened risk of rising rates as the current period of historically low interest rates may be ending. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

.. CREDIT RISK: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments by Underlying Funds in fixed-income securities with lower ratings are subject to a higher probability that an issuer will default or fail to meet its payment obligations.

.. HIGH YIELD DEBT SECURITY RISK: Investments in fixed-income securities with ratings below investment grade, commonly known as "junk bonds", tend to have a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of the junk bond market generally and less secondary market liquidity.

.. INFLATION RISK: This is the risk that the value of assets or income from the Fund's investments in the Underlying Funds will be less in the future as inflation decreases the value of money. As inflation increases, the value of each Underlying Fund's assets can decline as can the value of that Underlying Fund's distributions.

.. FOREIGN (NON-U.S.) RISK: Investments in non-U.S. issuers by Underlying Funds may involve more risk than investments in U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

.. CURRENCY RISK: Fluctuations in currency exchange rates may negatively affect the value of the Fund's investments or reduce its returns.

.. CAPITALIZATION RISK: Investments in small- and mid-capitalization companies by Underlying Funds tend to be more volatile than investments in large-capitalization companies. Investments in small-capitalization companies may have additional risks because these companies often have limited product lines, markets, or financial resources.

.. DERIVATIVES RISK: Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses, and may be subject to counterparty risk to a greater degree than more traditional investments.

..  LEVERAGE RISK: Borrowing money or other leverage may make an Underlying
   Fund's investments more volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of its investments. An Underlying Fund may create leverage through the use of certain portfolio management techniques such as reverse repurchase agreements or forward commitments, or by borrowing money.

.. NON-DIVERSIFICATION RISK: The Fund may have more risk because it is "non-diversified", meaning that it can invest more of its assets in a smaller number of issuers. Accordingly, changes in the value of a single security may have a more significant effect, either negative or positive, on the Fund's NAV.

.. INVESTMENT IN OTHER INVESTMENT COMPANIES RISK: As with other investments, investments in other investment companies, including ETFs, are subject to market and selection risk. In addition, shareholders of the Fund bear both their proportionate share of expenses in the Fund (including management fees) and, indirectly, the expenses of the investment companies.

.. MANAGEMENT RISK: The Fund is subject to management risk because it is an actively-managed investment fund. The Adviser and Morningstar will apply their investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that their techniques will produce the intended results.

As with all investments, you may lose money by investing in the Fund.

BAR CHART AND PERFORMANCE INFORMATION
The bar chart and performance information provide an indication of the historical risk of an investment in the Fund by showing:

.. how the Fund's performance changed from year to year for one year and over the life of the Fund; and

.. how the Fund's average annual returns for one year and over the life of the Fund compare to those of a broad-based securities market index.

You may obtain updated performance information on the Fund's website at www.ABfunds.com (click on "Investments--Mutual Funds").

The Fund's past performance before and after taxes, of course, does not necessarily indicate how it will perform in the future.

BAR CHART
The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown. Through September 30, 2016, the year-to-date unannualized return for Class A shares was 6.92%.

                                    [CHART]


 06      07      08      09      10       11       12      13      14      15
----    ----    ----    ----    ----     ----     ----    ----    ----   ------
 n/a     n/a     n/a     n/a     n/a      n/a      n/a     n/a     n/a   -1.59%



During the period shown in the bar chart, the Fund's:

BEST QUARTER WAS UP 3.54%, 4TH QUARTER, 2015; AND WORST QUARTER WAS DOWN -7.60%, 3RD QUARTER, 2015.

PERFORMANCE TABLE
AVERAGE ANNUAL TOTAL RETURNS
(For the periods ended December 31, 2015)

                                                                                     SINCE
                                                                            1 YEAR INCEPTION*
---------------------------------------------------------------------------------------------
Class A**      Return Before Taxes                                          -5.78%   -2.71%
               ------------------------------------------------------------------------------
               Return After Taxes on Distributions                          -6.15%   -3.89%
               ------------------------------------------------------------------------------
               Return After Taxes on Distributions and Sale of Fund Shares  -3.15%   -2.52%
---------------------------------------------------------------------------------------------
Class C        Return Before Taxes                                          -3.37%    0.55%
---------------------------------------------------------------------------------------------
Advisor Class  Return Before Taxes                                          -1.36%    1.62%
---------------------------------------------------------------------------------------------
Class R        Return Before Taxes                                          -1.90%    1.11%
---------------------------------------------------------------------------------------------
Class K        Return Before Taxes                                          -1.66%    1.35%
---------------------------------------------------------------------------------------------
Class I        Return Before Taxes                                          -1.41%    1.61%
---------------------------------------------------------------------------------------------
Class Z        Return Before Taxes                                          -1.42%    1.60%
---------------------------------------------------------------------------------------------
S&P Target Date To 2055 Index
(reflects no deduction for fees, expenses, or taxes)                        -0.54%    2.55%
---------------------------------------------------------------------------------------------

* Inception date: 12/15/2014.

**After-tax returns:

  -Are shown for Class A shares only and will vary for the other Classes of shares because these Classes have different expense ratios;

  -Are an estimate, which is based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and

  -Are not relevant to investors who hold fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

INVESTMENT ADVISER
AllianceBernstein L.P. is the investment adviser for the Fund. The Adviser may hire and terminate sub-advisers in accordance with the terms of an exemptive order received from the Securities and Exchange Commission (the "Commission"). The exemptive order permits the Adviser, subject to the supervision and approval by the Board of Directors of the Fund, to enter into sub-advisory agreements with sub-advisers, and to materially amend or terminate those agreements, in each case without seeking the approval of the Fund's shareholders. The sub-advisers will not be affiliated with the Adviser. The initial shareholder of the Fund approved the Fund's operation in this manner and reliance by the Fund on this exemptive relief.

The Adviser has retained Morningstar as sub-adviser to select Underlying Funds within each asset class.

PORTFOLIO MANAGERS
The following table lists the persons responsible for day-to-day management of the Fund's portfolio:

EMPLOYEE                 LENGTH OF SERVICE  TITLE
---------------------------------------------------------------------------------
Daniel J. Loewy             Since 2014      Senior Vice President of the Adviser

Christopher H. Nikolich     Since 2014      Senior Vice President of the Adviser

Vadim Zlotnikov             Since 2014      Senior Vice President of the Adviser

The following table lists the Morningstar personnel who are primarily responsible for selecting Underlying Funds within each asset class for investment by the Fund:

EMPLOYEE         LENGTH OF SERVICE  TITLE
--------------------------------------------------------------------------------------------
Brian Huckstep      Since 2014      Portfolio Manager for the registered investment adviser
                                    subsidiaries of Morningstar, Inc.

John McLaughlin     Since 2015      Senior Investment Consultant for the registered
                                    investment adviser subsidiaries of Morningstar, Inc.

ADDITIONAL INFORMATION
For important information about the purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to ADDITIONAL INFORMATION ABOUT PURCHASE AND SALE OF FUND SHARES, TAXES AND FINANCIAL INTERMEDIARIES, page 59 of this Prospectus.

ADDITIONAL INFORMATION ABOUT PURCHASE AND SALE OF FUND SHARES, TAXES AND FINANCIAL INTERMEDIARIES

     .   PURCHASE AND SALE OF FUND SHARES

PURCHASE MINIMUMS

                                                                     INITIAL             SUBSEQUENT
---------------------------------------------------------------------------------------------------------------
Class A/Class C Shares, including traditional IRAs and Roth IRAs     $2,500                 $50
---------------------------------------------------------------------------------------------------------------
Automatic Investment Program                                          None                  $50
                                                                              If initial minimum investment is
                                                                                less than $2,500, then $200
                                                                               monthly until account balance
                                                                                       reaches $2,500
---------------------------------------------------------------------------------------------------------------
Advisor Class Shares (only available to fee-based programs or         None                  None
through other limited arrangements)
---------------------------------------------------------------------------------------------------------------
Class A, Class R, Class K, Class I and Class Z Shares are available   None                  None
at NAV, without an initial sales charge, to 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing and money purchase pension plans, defined benefit plans, and non-qualified deferred compensation plans where plan level or omnibus accounts are held on the books of a Fund.
---------------------------------------------------------------------------------------------------------------

You may sell (redeem) your shares each day the New York Stock Exchange (the "Exchange") is open. You may sell your shares through your financial intermediary or by mail (AllianceBernstein Investor Services, Inc., P.O. Box 786003, San Antonio, TX 78278-6003) or telephone (800-221-5672).

     .   TAX INFORMATION

Each Fund may pay income dividends or make capital gains distributions, which may be subject to federal income taxes and taxable as ordinary income or capital gains, and may also be subject to state and local taxes.

     .   PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of a Fund through a broker-dealer or other financial intermediary (such as a bank or a group retirement plan), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

ADDITIONAL INFORMATION ABOUT THE FUNDS' RISKS AND INVESTMENTS
--------------------------------------------------------------------------------

This section of the Prospectus provides additional information about each Fund, the Underlying Funds and investment-related risks, including principal and non-principal strategies and risks. This Prospectus does not describe all of the Funds' investment practices and additional information about the Funds' risks and investments can be found in the Funds' SAI.

DESCRIPTION OF THE FUNDS' INVESTMENT OBJECTIVES AND PRINCIPAL STRATEGIES
Each Fund seeks to achieve the highest total return over time consistent with its asset mix. Total return includes capital growth and income. Each Fund seeks to achieve its investment objective primarily by allocating its assets among Underlying Funds selected by the Fund's sub-adviser, Morningstar. These Underlying Funds include funds that invest in equity and fixed-income investments and are used by the Funds to meet their target asset allocations. The Adviser may also manage a portion of the Fund's assets directly. In making asset allocation decisions, the Adviser uses its proprietary DAA process. DAA comprises a series of analytical and forecasting processes and tools employed by the Adviser to gauge fluctuations in the risk/return profile of various asset classes. DAA will aim to adjust a Fund's investment exposure in changing market conditions and thereby reduce overall portfolio volatility by mitigating the effects of market fluctuations, while preserving consistent long-term return potential. For example, the Adviser may seek to reduce the Fund's risk exposure to one or more asset classes when the DAA tool suggests that market risks relevant to those asset classes are rising but return opportunities are declining. The Adviser expects to pursue this process for the Fund by adjusting Underlying Fund investments, but could also do so through investments in ETFs or through direct investments in derivatives.

The Funds are designed to provide investors with investment management, asset allocation and ongoing reallocation over time. Because the Funds invest in other mutual funds, each Fund is considered a "fund of funds." A fund of funds bears its own direct expenses in addition to bearing a proportionate share of expenses to the Underlying Funds in which it invests.

Each Fund, except AB MULTI-MANAGER SELECT RETIREMENT ALLOCATION FUND ("RETIREMENT ALLOCATION FUND"), is designed for an investor who anticipates retiring at or about the specific retirement date (target date) included in its name and plans to withdraw the value of the investor's account in the Fund gradually after retirement. These Funds gradually decrease their equity holdings and increase fixed-income holdings as the target date approaches and beyond, becoming more conservative over time. This rebalancing over time is often referred to as the glide path of the Fund. The glide path is a pre-set investment schedule that reallocates risk based on an investor's target date. The RETIREMENT ALLOCATION FUND is managed from its inception and will continue to be managed at the final static asset allocation.

However, as noted above, the Adviser reserves the right to modify the target allocations and Underlying Fund weightings and to substitute other Underlying Funds from time to time should circumstances warrant. The following table shows the current target allocations within each asset class for each Fund, stated as a percentage of the Fund's total assets. The Adviser will vary these target allocations in light of market conditions and forecasts, but usually by not more than plus/minus 10%. However, appreciation and/or depreciation of the Underlying Funds representing various asset classes may cause the relative weightings to vary by more than 10%, and during adverse market conditions the Adviser may cause the relative weightings to be more than 10% more conservative than the target allocation.

CURRENT TARGET ALLOCATIONS WITHIN EACH ASSET CLASS FOR EACH FUND
--------------------------------------------------------------------------------

                                                                                 RETIREMENT
ASSET CLASS          2055  2050  2045  2040  2035  2030  2025  2020  2015  2010  ALLOCATION
-------------------------------------------------------------------------------------------
EQUITY               83.5% 83.3% 82.8% 80.0% 72.2% 62.9% 54.0% 46.1% 39.5% 34.4%   24.5%
EQUITY DIVERSIFIERS   7.0%  7.0%  7.0%  7.0%  6.8%  6.1%  5.4%  4.4%  3.0%  1.4%    0.0%
INFLATION SENSITIVE   4.5%  4.7%  5.2%  6.2%  7.9% 10.3% 15.1% 19.8% 22.8% 22.2%   21.5%
FIXED-INCOME
  DIVERSIFIERS        0.0%  0.0%  0.0%  0.0%  0.7%  2.4%  3.1%  4.0%  4.9%  4.9%    3.5%
FIXED-INCOME          5.0%  5.0%  5.0%  6.8% 12.4% 18.4% 22.5% 25.7% 29.7% 37.2%   50.5%
-------------------------------------------------------------------------------------------

The Underlying Funds that invest primarily in equity securities typically draw on growth and value investment styles and diversify investments among small, medium and large U.S. companies. They typically also include investments in one or more Underlying Funds with investment objectives of maximizing real return over inflation as well as emphasizing foreign stocks from developed and emerging markets.

The Underlying Funds that invest primarily in fixed-income securities represent a diverse range of fixed-income investments that vary by issuer type (corporate and government) and credit quality (investment-grade and high-yield).

ADDITIONAL DISCUSSION OF INVESTMENT PRACTICES AND RISKS OF THE FUNDS AND THE UNDERLYING FUNDS
Each of the Funds may engage indirectly in one or more of the following investment practices by investing in Underlying Funds. For the purposes of this discussion, reference to a Fund includes an Underlying Fund.

DERIVATIVES
Each Fund may, but is not required to, use derivatives for hedging or other risk management purposes or as part of its investment strategies. Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. A Fund may use derivatives to earn income and enhance returns, to hedge or adjust the risk profile of its investments, to replace more traditional direct investments and to obtain exposure to otherwise inaccessible markets.

There are four principal types of derivatives--options, futures contracts, forwards and swaps--each of which is described below. Derivatives include listed and cleared transactions where a Fund's derivative trade counterparty is an exchange or clearinghouse and non-cleared bilateral "over-the-counter" transactions where a Fund's derivative trade counterparty is a financial institution. Exchange-traded or cleared derivatives transactions tend to be more liquid and subject to less counterparty credit risk than those that are privately negotiated.

A Fund's use of derivatives may involve risks that are different from, or possibly greater than, the risks associated with investing directly in securities or other more traditional instruments. These risks include the risk that the value of a derivative instrument may not correlate perfectly, or at all, with the value of the assets, reference rates, or indices that they are designed to track. Other risks include: the possible absence of a liquid secondary market for a particular instrument and possible exchange-imposed price fluctuation limits, either of which may make it difficult or impossible to close out a position when desired; and the risk that the counterparty will not perform its obligations. Certain derivatives may have a leverage component and involve leverage risk. Adverse changes in the value or level of the underlying asset, note or index can result in a loss substantially greater than the Fund's investment (in some cases, the potential loss is unlimited).

The Funds' investments in derivatives may include, but are not limited to, the following:

.. FORWARD CONTRACTS--A forward contract is an agreement that obligates one party to buy, and the other party to sell, a specific quantity of an underlying commodity or other tangible asset for an agreed-upon price at a future date. A forward contract generally is settled by physical delivery of the commodity or tangible asset to an agreed-upon location (rather than settled by cash), or is rolled forward into a new forward contract or, in the case of a non-deliverable forward, by a cash payment at maturity. The Funds' investments in forward contracts may include the following:

 - Forward Currency Exchange Contracts. A Fund may purchase or sell forward currency exchange contracts for hedging purposes to minimize the risk from adverse changes in the relationship between the U.S. Dollar and other currencies or for non-hedging purposes as a means of making direct investments in foreign currencies as described below under "Other Derivatives and Strategies--Currency Transactions". A Fund, for example, may enter into a forward contract as a transaction hedge (to "lock in" the U.S. Dollar price of a non-U.S. Dollar security), as a position hedge (to protect the value of securities the Fund owns that are denominated in a foreign currency against substantial changes in the value of the foreign currency) or as a cross-hedge (to protect the value of securities the Fund owns that are denominated in a foreign currency against substantial changes in the value of that foreign currency by entering into a forward contract for a different foreign currency that is expected to change in the same direction as the currency in which the securities are denominated).

.. FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS--A futures contract is a standardized, exchange-traded agreement that obligates the buyer to buy and the seller to sell a specified quantity of an underlying asset (or settle for cash the value of a contract based on an underlying asset, rate or index) at a specific price on the contract maturity date. Options on futures contracts are options that call for the delivery of futures contracts upon exercise. A Fund may purchase or sell futures contracts and options thereon to hedge against changes in interest rates, securities (through index futures or options) or currencies. A Fund may also purchase or sell futures contracts for foreign currencies or options thereon for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under "Other Derivatives and Strategies--Currency Transactions".

.. OPTIONS--An option is an agreement that, for a premium payment or fee, gives the option holder (the buyer) the right but not the obligation to buy (a "call option") or sell (a "put option") the underlying asset (or settle for cash an amount based on an underlying asset, rate or index) at a specified price (the exercise price) during a period of time or on a specified date. Investments in options are considered speculative. A Fund may lose the premium paid for them if the price of the underlying security or other asset decreased or remained the same (in the case of a call option) or increased or remained the same (in the case of a put option). If a put or call option purchased by a Fund were permitted to expire without being sold or exercised, its premium would represent a loss to the Fund. The Funds' investments in options include the following:

 - Options on Foreign Currencies. A Fund may invest in options on foreign currencies that are privately negotiated or traded on U.S. or foreign exchanges for hedging purposes to protect against declines in the U.S. Dollar value of foreign currency denominated securities held by a Fund and against increases in the U.S. Dollar cost of securities to be acquired. The purchase of an option on a foreign currency may constitute an effective hedge against fluctuations in exchange rates, although if rates move adversely, a Fund may forfeit the entire amount of the premium plus related transaction costs. A Fund may also invest in options on foreign currencies for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under "Other Derivatives and Strategies--Currency Transactions".

 - Options on Securities. A Fund may purchase or write a put or call option on securities. A Fund may write covered options, which means writing an option for securities the Fund owns, and uncovered options.

 - Options on Securities Indices. An option on a securities index is similar to an option on a security except that, rather than taking or making delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the chosen index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option.

SWAP TRANSACTIONS--A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals (payment dates) based upon or calculated by reference to changes in specified prices or rates (e.g., interest rates in the case of interest rate swaps or currency exchange rates in the case of currency swaps) for a specified amount of an underlying asset (the "notional" principal amount). Generally, the notional principal amount is used solely to calculate the payment stream, but is not exchanged. Rather, most swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments). Certain standardized swaps, including certain interest rate swaps and credit default swaps, are (or soon will be) subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants ("FCMs") that are members of central clearinghouses with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Funds post initial and variation margin to support their obligations under cleared swaps by making payments to their clearing member FCMs. Central clearing is expected to reduce counterparty credit risks and increase liquidity, but central clearing does not make swap transactions risk free. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on Commodity Futures Trading Commission approval of contracts for central clearing. Bilateral swap agreements are two-party contracts entered into primarily by institutional investors and are not cleared through a third party.

The Funds' investments in swap transactions include the following:

 - Interest Rate Swaps, Swaptions, Caps and Floors. Interest rate swaps involve the exchange by a Fund with another party of payments calculated by reference to specified interest rates (e.g., an exchange of floating-rate payments for fixed-rate payments). Unless there is a counterparty default, the risk of loss to the Fund from interest rate swap transactions is limited to the net amount of interest payments that the Fund is contractually obligated to make. If the counterparty to an interest rate swap transaction defaults, the Fund's risk of loss consists of the net amount of interest payments that the Fund contractually is entitled to receive.

   An option on a swap agreement, also called a "swaption", is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based "premium". A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index. A payer swaption gives the owner the right to pay the total return of a specified asset, reference rate, or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties.

   The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually-based principal amount from the party selling the interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on an agreed principal amount from the party selling the interest rate floor. Caps and floors may be less liquid than swaps.

   There is no limit on the amount of interest rate transactions that may be entered into by a Fund. The value of these transactions will fluctuate based on changes in interest rates.

   Interest rate swap, swaption, cap and floor transactions may, for example, be used to preserve a return or spread on a particular investment or a portion of a Fund's portfolio or to protect against an increase in the price of securities a Fund anticipates purchasing at a later date.

 - Inflation (CPI) Swaps. Inflation swap agreements are contracts in which one party agrees to pay the cumulative percentage increase in a price index (the Consumer Price Index with respect to CPI swaps) over the term of the swap (with some lag on the inflation index), and the other pays a compounded fixed rate. Inflation swap agreements may be used to protect the NAV of a Fund against an unexpected change in the rate of inflation measured by an inflation index since the value of these agreements is expected to increase if unexpected inflation increases.

 - Credit Default Swap Agreements. The "buyer" in a credit default swap contract is obligated to pay the "seller" a periodic stream of payments over the term of the contract in return for a contingent payment upon the occurrence of a credit event with respect to an underlying reference obligation. Generally, a credit event means bankruptcy, failure to pay, obligation acceleration or restructuring. A Fund may be either the buyer or seller in the transaction. If a Fund is a seller, the Fund receives a fixed rate of income throughout the term of the contract, which typically is between one month and ten years, provided that no credit event occurs. If a credit event occurs, a Fund typically must pay the contingent payment to the buyer, which will be either (i) the "par value" (face amount) of the reference obligation, in which case the Fund will receive the reference obligation in return or (ii) an amount equal to the difference between the par value and the current market value of the reference obligation. The periodic payments previously received by the Fund, coupled with the value of any reference obligation received, may be less than the full amount it pays to the buyer, resulting in a loss to the Fund. If a Fund is a buyer and no credit event occurs, the Fund will lose its periodic stream of payments over the term of the contract. However, if a credit event occurs, the buyer typically receives full notional value for a reference obligation that may have little or no value.

   Credit default swaps may involve greater risks than if a Fund had invested in the reference obligation directly. Credit default swaps are subject to general market risk, liquidity risk and credit risk.

 - Currency Swaps. A Fund may invest in currency swaps for hedging purposes to protect against adverse changes in exchange rates between the U.S. Dollar and other currencies or for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under "Other Derivatives and Strategies--Currency Transactions". Currency swaps involve the exchange by a Fund with another party of a series of payments in specified currencies. Currency swaps may be bilateral and privately negotiated with the Fund expecting to achieve an acceptable degree of correlation between its portfolio investments and its currency swaps position. Currency swaps may involve the exchange of actual principal amounts of currencies by the counterparties at the initiation, and again upon the termination, of the transaction.

 - Total Return Swaps. A Fund may enter into total return swaps, under which one party agrees to pay the other the total return of a defined underlying asset, such as a security or basket of securities, or non-asset reference, such as a securities index, during the specified period in return for periodic payments based on a fixed or variable interest rate or the total return from different underlying assets or references. Total return swaps could result in losses if the underlying asset or reference does not perform as anticipated.

 - Variance and Correlation Swaps. A Fund may enter into variance or correlation swaps to hedge equity market risk or adjust exposure to the equity markets. Variance swaps are contracts in which two parties agree to exchange cash payments based on the difference between the stated level of variance and the actual variance realized on an underlying asset or index. Actual "variance" as used here is defined as the sum of the square of the returns on the reference asset or index (which in effect is a measure of its "volatility") over the length of the contract term. The parties to a variance swap can be said to exchange actual volatility for a contractually stated rate of volatility. Correlation swaps are contracts in which two parties agree to exchange cash payments based on the differences between the stated and the actual correlation realized on the underlying equity securities within a given equity index. "Correlation" as used here is defined as the weighted average of the correlations between the daily returns of each pair of securities within a given equity index. If two assets are said to be closely correlated, it means that their daily returns vary in similar proportions or along similar trajectories.

..  OTHER DERIVATIVES AND STRATEGIES

 - Eurodollar Instruments. Eurodollar instruments are essentially
   U.S. Dollar-denominated futures contracts or options that are linked to the London Interbank Offered Rate (LIBOR). Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings.

 - Currency Transactions. A Fund may invest in non-U.S. Dollar-denominated securities on a currency hedged or un-hedged basis. The Adviser may actively manage a Fund's currency exposures and may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures contracts and options on futures contracts, swaps and options. The Adviser may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by a Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. A Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

FUND-OF-FUNDS RISK
There are certain risks associated with a structure in which a Fund invests primarily in other mutual funds. These risks include the following:

 - Underlying Fund Expenses. Because each Fund owns shares of the Underlying Funds, shareholders of a Fund will indirectly pay a proportional share of the fees and expenses, including applicable management, administration and custodian fees, of the Underlying Funds in which the Fund invests.

 - Performance. Each Fund's investment performance is directly tied to the performance of the Underlying Funds in which it invests. If one or more of the Underlying Funds fails to meet its investment objective, a Fund's performance could be negatively affected. There can be no assurance that any Fund or Underlying Fund will achieve its investment objective.

 - Asset Allocation. Each Fund is subject to different levels and combinations of risk based on its actual allocation among the various asset classes and Underlying Funds. Each Fund will be affected to varying degrees by stock and bond market risks, among others. The potential impact of the risks related to an asset class depends on the size of the Fund's investment allocation to it.

 - Strategy. There is the risk that the Adviser's allocations among asset classes and/or Morningstar's evaluations of Underlying Funds may be incorrect. Further, the Adviser may alter a Fund's asset allocation at its discretion and

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   Morningstar may add or delete Underlying Funds. A material change in the
   Underlying Funds selected or in asset allocation (or the lack thereof) could affect both the level of risk and the potential for gain or loss.

CONVERTIBLE SECURITIES
Prior to conversion, convertible securities have the same general characteristics as non-convertible debt securities, which generally provide a stable stream of income with generally higher yields than those of equity securities of the same or similar issuers. The price of a convertible security will normally vary with changes in the price of the underlying equity security, although the higher yield tends to make the convertible security less volatile than the underlying equity security. As with debt securities, the market value of convertible securities tends to decrease as interest rates rise and increase as interest rates decline. While convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar quality, they offer investors the potential to benefit from increases in the market prices of the underlying common stock. Convertible debt securities that are rated Baa3 or lower by Moody's Investors Service, Inc. or BBB- or lower by S&P Global Ratings or Fitch Ratings and comparable unrated securities may share some or all of the risks of debt securities with those ratings.

DEPOSITARY RECEIPTS AND SECURITIES OF SUPRANATIONAL ENTITIES
A Fund may invest in depositary receipts. American Depositary Receipts, or ADRs, are depositary receipts typically issued by a U.S. bank or trust company that evidence ownership of underlying securities issued by a foreign corporation. Global Depositary Receipts, or GDRs, European Depositary Receipts, or EDRs, and other types of depositary receipts are typically issued by non-U.S. banks or trust companies and evidence ownership of underlying securities issued by either a U.S. or a non-U.S. company. Depositary receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. In addition, the issuers of the stock of unsponsored depositary receipts are not obligated to disclose material information in the United States and, therefore, there may not be a correlation between such information and the market value of the depositary receipts. Generally, depositary receipts in registered form are designed for use in the U.S. securities markets, and depositary receipts in bearer form are designed for use in securities markets outside of the United States. For purposes of determining the country of issuance, investments in depositary receipts of either type are deemed to be investments in the underlying securities.

A supranational entity is an entity designated or supported by the national government of one or more countries to promote economic reconstruction or development. Examples of supranational entities include the World Bank (International Bank for Reconstruction and Development) and the European Investment Bank. "Semi-governmental securities" are securities issued by entities owned by either a national, state or equivalent government or are obligations of one of such government jurisdictions that are not backed by its full faith and credit and general taxing powers.

BORROWINGS AND LEVERAGE
A Fund may use borrowings for investment purposes subject to its investment policies and restrictions and to applicable statutory or regulatory requirements. Borrowings by a Fund result in leveraging of the Fund's shares. Likewise, a Fund's investments in certain derivatives may effectively leverage the Fund's portfolio. A Fund may use leverage for investment purposes by entering into transactions such as reverse repurchase agreements, forward contracts, dollar rolls or certain derivatives. This means that the Fund uses cash made available during the term of these transactions to make investments in other securities.

Utilization of leverage, which is usually considered speculative, involves certain risks to a Fund's shareholders. These include a higher volatility of the NAV of the Fund's shares and the relatively greater effect on the NAV of the shares. In the case of borrowings for investment purposes, so long as the Fund is able to realize a net return on its investment portfolio that is higher than the interest expense paid on borrowings, the effect of such leverage will be to cause the Fund's shareholders to realize a higher net return than if the Fund were not leveraged. With respect to certain investments in derivatives that result in leverage of the Fund's shares, if the Fund is able to realize a net return on its investments that is higher than the costs of the leveraged transaction, the effect of such leverage will be to cause the Fund to realize a higher return than if the fund were not leveraged. If the interest expense on borrowings or the costs of leveraged transactions approach the return on the Fund's investment portfolio or investments made through leverage, as applicable, the benefit of leverage to the Fund's shareholders will be reduced. If the interest expense on borrowings or costs of the leveraged transaction were to exceed the net return to the Fund, the Fund's use of leverage would result in a lower rate of return. Similarly, the effect of leverage in a declining market would normally be a greater decrease in NAV.

FOREIGN (NON-U.S.) SECURITIES
Investing in foreign securities involves special risks and considerations not typically associated with investing in U.S. securities. The securities markets of many foreign countries are relatively small, with the majority of market capitalization and trading volume concentrated in a limited number of companies representing a small number of industries. A Fund may experience greater price volatility and significantly lower liquidity than U.S. portfolios. These markets may be subject to greater influence by adverse events generally affecting the market, and by large investors trading significant blocks of securities, than is usual in the United States.

Securities registration, custody, and settlement may in some instances be subject to delays and legal and administrative uncertainties. Foreign investment in the securities markets of certain foreign countries is restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude investment in certain securities and may increase the costs and expenses of the Fund. In addition, the repatriation of investment income, capital or the proceeds of sales of securities from certain countries is controlled under regulations, including

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in some cases the need for certain advance government notification or authority, and if a deterioration occurs in a country's balance of payments, the country could impose temporary restrictions on foreign capital remittances.

A Fund also could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation, as well as by the application to it of other restrictions on investment. Investing in local markets may require the Fund to adopt special procedures or seek local governmental approvals or other actions, any of which may involve additional costs to the Fund. These factors may affect the liquidity of the Fund's investments in any country. Transaction costs, including brokerage commissions for transactions both on and off the securities exchanges, in many foreign countries are generally higher than in the United States.

Issuers of securities in foreign jurisdictions are generally not subject to the same degree of regulation as are U.S. issuers with respect to such matters as insider trading rules, restrictions on market manipulation, shareholder proxy requirements, and timely disclosure of information. The reporting, accounting, and auditing standards of foreign countries may differ, in some cases significantly, from U.S. standards in important respects. Substantially less information is publicly available about certain non-U.S. issuers than is available about most U.S. issuers.

The economies of individual foreign countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product or gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments position. Nationalization, expropriation or confiscatory taxation, currency blockage, political changes, government regulation, political or social instability, revolutions, wars or diplomatic developments could affect adversely the economy of a foreign country. In the event of nationalization, expropriation, or other confiscation, the Fund could lose its entire investment in securities in the country involved. In addition, laws in foreign countries governing business organizations, bankruptcy and insolvency may provide less protection to security holders such as the Fund than that provided by U.S. laws.

In June 2016, the United Kingdom ("UK") voted in a referendum to leave the European Union ("EU"). It is expected that the UK will seek to withdraw from the EU with an anticipated completion date within two years of notifying the European Council of its intention to withdraw. There is still considerable uncertainty relating to the potential consequences and timeframe of the withdrawal. During this period and beyond, the impact on the UK and European economies and the broader global economy could be significant, resulting in increased volatility and illiquidity, currency fluctuations, impacts on arrangements for trading and on other existing cross-border cooperation arrangements (whether economic, tax, fiscal, legal, regulatory or otherwise), and in potentially lower growth for companies in the UK, Europe and globally, which could have an adverse effect on the value of a Fund's investments.

Investments in securities of companies in emerging markets involve special risks. There are approximately 100 countries identified by the World Bank (International Bank for Reconstruction and Development) as Low Income, Lower Middle Income and Upper Middle Income countries that are generally regarded as emerging markets.

Investing in emerging market securities imposes risks different from, or greater than, risks of investing in domestic securities or securities of companies in foreign, developed countries. These risks include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible repatriation of investment income and capital. In addition, foreign investors may be required to register the proceeds of sales; future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization or creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. Dollar, and devaluation may occur subsequent to investments in these currencies by the Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries and could result in possible liability to a purchaser of the security.

FOREIGN (NON-U.S.) CURRENCIES
Investing in and exposure to foreign currencies involve special risks and considerations. A Fund will be adversely affected by reductions in the value of foreign currencies relative to the U.S. Dollar. Foreign currency exchange rates may fluctuate significantly. They are determined by supply and demand in the foreign exchange markets, the relative merits of investments in different countries, actual or perceived changes in interest rates, and other complex factors. Currency exchange rates also can be affected unpredictably by intervention (or the failure to intervene) by U.S. or foreign governments or central banks or by currency controls or political developments. In light of these risks, a Fund may engage in certain currency hedging transactions, as described above, which involve certain special risks.

A Fund may also invest directly in foreign currencies for non-hedging purposes, directly on a spot basis (i.e., cash) or through derivatives transactions, such as forward currency exchange contracts, futures contracts and options thereon, swaps and options as described above. These investments will be subject to the same risks. In addition, currency exchange rates may fluctuate significantly over short periods of time, causing the Fund's NAV to fluctuate.

FORWARD COMMITMENTS
Forward commitments for the purchase or sale of securities may include purchases on a when-issued basis or purchases or sales on a delayed delivery basis. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring or approval of a proposed financing by appropriate authorities (i.e., a "when, as and if issued" trade).

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When forward commitments with respect to fixed-income securities are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but payment for and delivery of the securities take place at a later date. Securities purchased or sold under a forward commitment are subject to market fluctuation and no interest or dividends accrue to the purchaser prior to the settlement date. There is a risk of loss if the value of either a purchased security declines before the settlement date or the security sold increases before the settlement date. The use of forward commitments helps a Fund to protect against anticipated changes in interest rates and prices.

ILLIQUID SECURITIES
Under current Commission guidelines, a Fund must limit its investments in illiquid securities to 15% of its net assets. The term "illiquid securities" for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount the Fund has valued the securities. If a Fund invests in illiquid securities, the Fund may not be able to sell such securities and may not be able to realize their full value upon sale. Restricted securities (securities subject to legal or contractual restrictions on resale) may be illiquid. Some restricted securities (such as securities issued pursuant to Rule 144A under the Securities Act of 1933 ("Rule 144A Securities") or certain commercial paper) may be treated as liquid, although they may be less liquid than registered securities traded on established secondary markets.

INDEXED COMMERCIAL PAPER
Indexed commercial paper may have its principal linked to changes in foreign currency exchange rates whereby its principal amount is adjusted upwards or downwards (but not below zero) at maturity to reflect changes in the referenced exchange rate. A Fund will receive interest and principal payments on such commercial paper in the currency in which such commercial paper is denominated, but the amount of principal payable by the issuer at maturity will change in proportion to the change (if any) in the exchange rate between the two specified currencies between the date the instrument is issued and the date the instrument matures. While such commercial paper entails the risk of loss of principal, the potential for realizing gains as a result of changes in foreign currency exchange rates enables a Fund to hedge (or cross-hedge) against a decline in the U.S. Dollar value of investments denominated in foreign currencies while providing an attractive money market rate of return. A Fund will purchase such commercial paper for hedging purposes only, not for speculation.

INFLATION-INDEXED SECURITIES
Inflation-indexed securities are fixed-income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation falls, the principal value of these securities will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced.

The value of inflation-indexed securities tends to react to changes in real interest rates (the nominal interest rate minus the rate of inflation). In general, the price of these securities will fall when real interest rates rise, and will rise when real interest rates fall. In addition, the value of these securities can fluctuate based on fluctuations in expectations of inflation. Interest payments on these securities can be unpredictable and will vary as the principal and interest is adjusted for inflation.

INVESTMENT IN EXCHANGE-TRADED FUNDS
A Fund may invest in shares of ETFs, subject to the restrictions and limitations of the Investment Company Act of 1940 (the "1940 Act"), or any applicable rules, exemptive orders or regulatory guidance. ETFs are pooled investment vehicles, which may be managed or unmanaged, that generally seek to track the performance of a specific index. ETFs will not track their underlying indices precisely since the ETFs have expenses and may need to hold a portion of their assets in cash, unlike the underlying indices, and the ETFs may not invest in all of the securities in the underlying indices in the same proportion as the indices for varying reasons. A Fund will incur transaction costs when buying and selling ETF shares, and indirectly bear the expenses of the ETFs. In addition, the market value of an ETF's shares, which is based on supply and demand in the market for the ETF's shares, may differ from its NAV. Accordingly, there may be times when an ETF's shares trade at a discount to its NAV.

LOAN PARTICIPATIONS
A Fund may invest in corporate loans either by participating as co-lender at the time the loan is originated or by buying an interest in the loan in the secondary market from a financial institution or institutional investor. The financial status of an institution interposed between a Fund and a borrower may affect the ability of the Fund to receive principal and interest payments.

The success of a Fund may depend on the skill with which an agent bank administers the terms of the corporate loan agreements, monitors borrower compliance with covenants, collects principal, interest and fee payments from borrowers and, where necessary, enforces creditor remedies against borrowers. Agent banks typically have broad discretion in enforcing loan agreements.

MORTGAGE-RELATED, OTHER ASSET-BACKED SECURITIES AND STRUCTURED SECURITIES
A Fund may invest in mortgage-related or other asset-backed securities. Mortgage-related securities include mortgage pass-through securities, collateralized mortgage obligations ("CMOs"), commercial mortgage-backed securities, mortgage dollar rolls, CMO residuals, stripped mortgage-backed securities ("SMBSs") and other securities that directly or indirectly represent a participation in or are secured by and payable from mortgage loans on real property. These securities may be issued or guaranteed by the U.S. Government or one of its sponsored entities or may be issued by private organizations.

The value of mortgage-related or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early payments of principal on some mortgage-related securities may occur during periods of falling mortgage interest rates and expose the Fund to a lower rate of return upon

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reinvestment of principal. Early payments associated with mortgage-related securities cause these securities to experience significantly greater price and yield volatility than is experienced by traditional fixed-income securities. During periods of rising interest rates, a reduction in prepayments may increase the effective life of mortgage-related securities, subjecting them to greater risk of decline in market value in response to rising interest rates. If the life of a mortgage-related security is inaccurately predicted, the Fund may not be able to realize the rate of return it expected.

A Fund may invest in other asset-backed securities. The securitization techniques used to develop mortgage-related securities are applied to a broad range of financial assets. Through the use of trusts and special purpose corporations, various types of assets, including automobile loans and leases, credit card receivables, home equity loans, equipment leases and trade receivables, are securitized in structures similar to the structures used in mortgage securitizations.

A Fund may invest in collateralized debt obligations ("CDOs"), which include collateralized bond obligations ("CBOs"), collateralized loan obligations ("CLOs"), and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust that is backed by a diversified pool of high-risk, below investment-investment grade fixed-income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. A Fund may invest in other types of asset-backed securities that have been offered to investors.

A Fund may also invest in various types of structured securities and basket securities. Structured securities are securities issued in structured financing transactions, which generally involve aggregating types of debt assets in a pool or special purpose entity and then issuing new securities. Types of structured financings include securities described elsewhere in this Prospectus, such as mortgage-related and other asset-backed securities. The Fund's investments include investments in structured securities that represent interests in entities organized and operated solely for the purpose of restructuring the investment characteristics of particular debt obligations. This type of restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, of specified instruments (such as commercial bank loans or high-yield bonds) and the issuance by that entity of one or more classes of structured securities backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly-issued structured securities to create securities with different investment characteristics such as varying maturities, payment priorities and interest rate provisions, and the extent of the payments made with respect to structured securities is dependent on the extent of the cash flow from the underlying instruments. Structured securities of a given class may be either subordinated or unsubordinated to the payment of another class. Subordinated structured securities typically have higher yields and present greater risks than unsubordinated structured securities.

Basket securities in which a Fund may invest may consist of entities organized and operated for the purpose of holding a basket of other securities. Baskets involving debt obligations may be designed to represent the characteristics of some portion of the debt securities market or the entire debt securities market.

PREFERRED STOCK
A Fund may invest in preferred stock. Preferred stock is subordinated to any debt the issuer has outstanding. Accordingly, preferred stock dividends are not paid until all debt obligations are first met. Preferred stock may be subject to more fluctuations in market value, due to changes in market participants' perceptions of the issuer's ability to continue to pay dividends, than debt of the same issuer. These investments include convertible preferred stock, which includes an option for the holder to convert the preferred stock into the issuer's common stock under certain conditions, among which may be the specification of a future date when the conversion must begin, a certain number of shares of common stock per share of preferred stock, or a certain price per share for the common stock. Convertible preferred stock tends to be more volatile than non-convertible preferred stock, because its value is related to the price of the issuer's common stock as well as the dividends payable on the preferred stock.

REPURCHASE AGREEMENTS AND BUY/SELL BACK TRANSACTIONS
A Fund may enter into repurchase agreements. From a technical perspective, in a repurchase agreement transaction the Fund buys a security and simultaneously agrees to sell it back to the counterparty at a specified price in the future. However, a repurchase agreement is economically similar to a secured loan, in that the Fund lends cash to a counterparty for a specific term, normally a day or a few days, and is given acceptable collateral (the purchased securities) to hold in case the counterparty does not repay the loan. The difference between the purchase price and the repurchase price of the securities reflects an agreed-upon "interest rate". Given that the price at which a Fund will sell the collateral back is specified in advance, a Fund is not exposed to price movements on the collateral unless the counterparty defaults. If the counterparty defaults on its obligation to buy back the securities at the maturity date and the liquidation value of the collateral is less than the outstanding loan amount, a Fund would suffer a loss. In order to further mitigate any potential credit exposure to the counterparty, if the value of the securities falls below a specified level that is linked to the loan amount during the life of the agreement, the counterparty must provide additional collateral to support the loan.

A Fund may enter into buy/sell back transactions, which are similar to repurchase agreements. In this type of transaction, the Fund enters a trade to buy securities at one price and simultaneously enters a trade to sell the same securities at another price on a specified date. Similar to a repurchase agreement, the repurchase price is higher than the sale price and reflects current interest rates. Unlike a repurchase agreement, however, the buy/sell back transaction is considered two separate transactions.

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REVERSE REPURCHASE AGREEMENTS AND DOLLAR ROLLS
A Fund may enter into reverse repurchase agreements. The terms of these agreements are essentially the reverse of "Repurchase Agreements" described above. In a reverse repurchase agreement transaction, the Fund sells a security and simultaneously agrees to repurchase it at a specified time and price. The economic effect of a reverse repurchase agreement is that of the Fund borrowing money on a secured basis, and reverse repurchase agreements may be considered a form of borrowing for some purposes. Even though the Fund posts securities as collateral, the Fund maintains exposure to price declines on these securities since it has agreed to repurchase the securities at a fixed price. Accordingly, reverse repurchase agreements create leverage risk for the Fund because the Fund maintains exposure to price declines of both the securities it sells in the reverse repurchase agreement and any securities it purchases with the cash it receives under the reverse repurchase agreement. If the value of the posted collateral declines, the counterparty would require the Fund to post additional collateral. If the value of the collateral increases, the Fund may ask for some of its collateral back. If the counterparty defaults and fails to sell the securities back to the Fund at a time when the market purchase price of the securities exceeds the agreed-upon repurchase price, the Fund would suffer a loss.

Dollar rolls involve sales by a Fund of securities for delivery in the current month and the Fund's simultaneously contracting to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the Fund forgoes principal and interest paid on the securities. The Fund is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale.

In the event the buyer of securities under a reverse repurchase agreement or dollar roll files for bankruptcy or becomes insolvent, the Fund's use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities.

RIGHTS AND WARRANTS
Rights and warrants are option securities permitting their holders to subscribe for other securities. Rights are similar to warrants except that they have a substantially shorter duration. Rights and warrants do not carry with them dividend or voting rights with respect to the underlying securities, or any rights in the assets of the issuer. As a result, an investment in rights and warrants may be considered more speculative than certain other types of investments. In addition, the value of a right or a warrant does not necessarily change with the value of the underlying securities, and a right or a warrant ceases to have value if it is not exercised prior to its expiration date.

SHORT SALES
A Fund may make short sales as a part of overall portfolio management or to offset a potential decline in the value of a security. A short sale involves the sale of a security that the Fund does not own, or if the Fund owns the security, is not to be delivered upon consummation of the sale. When the Fund makes a short sale of a security that it does not own, it must borrow from a broker-dealer the security sold short and deliver the security to the broker-dealer upon conclusion of the short sale.

If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a short-term capital gain. Although the Fund's gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited because there is a theoretically unlimited potential for the price of a security sold short to increase.

STANDBY COMMITMENT AGREEMENTS
Standby commitment agreements are similar to put options that commit a Fund, for a stated period of time, to purchase a stated amount of a security that may be issued and sold to the Fund at the option of the issuer. The price and coupon of the security are fixed at the time of the commitment. At the time of entering into the agreement, the Fund is paid a commitment fee, regardless of whether the security ultimately is issued. The Fund will enter into such agreements only for the purpose of investing in the security underlying the commitment at a yield and price considered advantageous to the Fund and unavailable on a firm commitment basis.

There is no guarantee that a security subject to a standby commitment will be issued. In addition, the value of the security, if issued, on the delivery date may be more or less than its purchase price. Since the issuance of the security is at the option of the issuer, the Fund will bear the risk of capital loss in the event the value of the security declines and may not benefit from an appreciation in the value of the security during the commitment period if the issuer decides not to issue and sell the security to the Fund.

STRUCTURED PRODUCTS
A Fund may invest in certain hybrid derivatives-type instruments that combine features of a traditional stock or bond with those of, for example, a futures contract or an option. These instruments include structured notes and indexed securities, commodity-linked notes and commodity index-linked notes and credit-linked securities. The performance of the structured product, which is generally a fixed-income security, is tied (positively or negatively) to the price or prices of an unrelated reference indicator such as a security or basket of securities, currencies, commodities, a securities or commodities index or a credit default swap or other kinds of swaps. The structured product may not pay interest or protect the principal invested. The structured product or its interest rate may be a multiple of the reference indicator and, as a result, may be leveraged and move (up or down) more rapidly than the reference indicator. Investments in structured products may provide a more efficient and less expensive means of obtaining exposure to underlying securities, commodities or other derivatives, but may potentially be more volatile, less liquid and carry greater market risk than investments in traditional securities. The purchase of a structured product also exposes the Fund to the credit risk of the issuer of the structured product.

Structured notes are derivative debt instruments. The interest rate or principal of these notes is determined by reference to an

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unrelated indicator (for example, a currency, security, or index thereof)
unlike a typical note where the borrower agrees to make fixed or floating interest payments and to pay a fixed sum at maturity. Indexed securities may include structured notes as well as securities other than debt securities, the interest or principal of which is determined by an unrelated indicator.

Commodity-linked notes and commodity index-linked notes provide exposure to the commodities markets. These are derivative securities with one or more commodity-linked components that have payment features similar to commodity futures contracts, commodity options, commodity indices or similar instruments. Commodity-linked products may be either equity or debt securities, leveraged or unleveraged, and have both security and commodity-like characteristics. A portion of the value of these instruments may be derived from the value of a commodity, futures contract, index or other economic variable.

A Fund may also invest in certain hybrid derivatives-type investments that combine features of traditional bond with those of certain derivatives such as a credit default swap, an interest rate swap or other securities. These investments include credit-linked securities. The issuers of these securities frequently are limited purpose trusts or other special purpose vehicles that invest in a derivative instrument or a basket of derivative instruments in order to provide exposure to certain fixed-income markets. For instance, the Fund may invest in credit-linked securities as a cash management tool to gain exposure to a certain market or to remain fully invested when more traditional income-producing securities are not available. The performance of the structured product, which is generally a fixed-income security, is linked to the receipt of payments from the counterparties to the derivative instruments or other securities. The Fund's investments in credit-linked securities are indirectly subject to the risks associated with derivative instruments, including, among others credit risk, default risk, counterparty risk, interest rate risk and leverage risk. These securities are generally structured as Rule 144A Securities so that they may be freely traded among institutional buyers. However, changes in the market for credit-linked securities or the availability of willing buyers may result in the securities becoming illiquid.

VARIABLE, FLOATING AND INVERSE FLOATING-RATE INSTRUMENTS
Variable and floating-rate securities pay interest at rates that are adjusted periodically, according to a specified formula. A "variable" interest rate adjusts at predetermined intervals (e.g., daily, weekly or monthly), while a "floating" interest rate adjusts whenever a specified benchmark rate (such as the bank prime lending rate) changes.

A Fund may also invest in inverse floating-rate debt instruments ("inverse floaters"). The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may have greater volatility in market value, in that, during periods of rising interest rates, the market values of inverse floaters will tend to decrease more rapidly than those of fixed-rate securities.

ZERO-COUPON AND PAYMENT-IN-KIND BONDS
Zero-coupon bonds are issued at a significant discount from their principal amount in lieu of paying interest periodically. Payment-in-kind bonds allow the issuer to make current interest payments on the bonds in additional bonds. Because zero-coupon bonds and payment-in-kind bonds do not pay current interest in cash, their value is generally subject to greater fluctuation in response to changes in market interest rates than bonds that pay interest in cash currently. Both zero-coupon and payment-in-kind bonds allow an issuer to avoid the need to generate cash to meet current interest payments. These bonds may involve greater credit risks than bonds paying interest currently. Although these bonds do not pay current interest in cash, the Fund is nonetheless required to accrue interest income on such investments and to distribute such amounts at least annually to shareholders. Thus, a Fund could be required at times to liquidate other investments in order to satisfy its dividend requirements.

INVESTMENT IN SMALLER, LESS-SEASONED COMPANIES
Investment in smaller, less-seasoned companies involves greater risks than are customarily associated with securities of more established companies. Companies in the earlier stages of their development often have products and management personnel that have not been thoroughly tested by time or the marketplace; their financial resources may not be as substantial as those of more established companies. The securities of smaller, less-seasoned companies may have relatively limited marketability and may be subject to more abrupt or erratic market movements than securities of larger, more established companies or broad market indices. The revenue flow of such companies may be erratic and their results of operations may fluctuate widely and may also contribute to stock price volatility.

INVESTMENT IN BELOW INVESTMENT GRADE FIXED-INCOME SECURITIES
Investments in securities rated below investment grade may be subject to greater risk of loss of principal and interest than higher-rated securities. These securities are also generally considered to be subject to greater market risk than higher-rated securities. The capacity of issuers of these securities to pay interest and repay principal is more likely to weaken than is that of issuers of higher-rated securities in times of deteriorating economic conditions or rising interest rates. In addition, below investment grade securities may be more susceptible to real or perceived adverse economic conditions than investment grade securities.

The market for these securities may be thinner and less active than that for higher-rated securities, which can adversely affect the prices at which these securities can be sold. To the extent that there is no established secondary market for these securities, a Fund may experience difficulty in valuing such securities and, in turn, the Fund's assets.

FUTURE DEVELOPMENTS
A Fund may take advantage of other investment practices that are not currently contemplated for use by the Fund, or are not available but may yet be developed, to the extent such investment practices are consistent with the Fund's investment objective and legally permissible for the Fund. Such investment practices, if they arise, may involve risks that exceed those involved in the activities described above.

CHANGES IN INVESTMENT OBJECTIVES AND POLICIES
The Funds' Board of Directors ("Board") may change a Fund's investment objective without shareholder approval. The Fund will provide shareholders with 60 days' prior written notice of any change to the Fund's investment objective. Unless otherwise noted, all other policies of a Fund may be changed without shareholder approval.

TEMPORARY DEFENSIVE POSITION
For temporary defensive purposes in an attempt to respond to adverse market, economic, political or other conditions, a Fund may reduce its position in equity or fixed-income securities and invest, without limit, in certain types of short-term, liquid, high-grade or high-quality (depending on the Fund) debt securities. While a Fund invests for temporary defensive purposes, it may not meet its investment objective.

PORTFOLIO HOLDINGS
A description of the Funds' policies and procedures with respect to the disclosure of portfolio securities is available in the Funds' SAI.

CYBER SECURITY RISK
Mutual funds, including the Funds, are susceptible to cyber security risk. Cyber security breaches may allow an unauthorized party to gain access to Fund assets, customer data, or proprietary information, or cause the Funds and/or their service providers to suffer data corruption or lose operational functionality. In addition, cyber security breaches at issuers in which a Fund invests may affect the value of your investment in the Fund.

INVESTING IN THE FUNDS
--------------------------------------------------------------------------------

This section discusses how to buy, sell or redeem, or exchange different classes of shares of a Fund that are offered through this Prospectus. Each Fund offers seven classes of shares through this Prospectus.

Each share class represents an investment in the same portfolio of securities, but the classes may have different sales charges and bear different ongoing distribution expenses. For additional information on the differences between the different classes of shares and factors to consider when choosing among them, please see "The Different Share Class Expenses" and "Choosing a Share Class" below. ONLY CLASS A SHARES OFFER QUANTITY DISCOUNTS ON SALES CHARGES, as described below.

HOW TO BUY SHARES
The purchase of a Fund's shares is priced at the next-determined NAV after your order is received in proper form.

CLASS A AND CLASS C SHARES - SHARES AVAILABLE TO RETAIL INVESTORS
You may purchase a Fund's Class A or Class C shares through financial intermediaries, such as broker-dealers or banks. You also may purchase shares directly from the Funds' principal underwriter, AllianceBernstein Investments, Inc., or ABI. These purchases may be subject to an initial sales charge, an asset-based sales charge or CDSC as described in "The Different Share Class Expenses" below.

PURCHASE MINIMUMS AND MAXIMUMS
------------------------------

MINIMUMS:*

--Initial:                     $2,500
--Subsequent:                  $   50

*Purchase minimums may not apply to some accounts established in connection with the Automatic Investment Program and to some retirement-related investment programs. These investment minimums also do not apply to persons participating in a fee-based program sponsored and maintained by a registered broker-dealer or other financial intermediary and approved by ABI.

MAXIMUM INDIVIDUAL PURCHASE AMOUNT:

--Class A shares                     None
--Class C shares               $1,000,000

OTHER PURCHASE INFORMATION
Your broker or financial advisor must receive your purchase request by the Fund Closing Time, which is the close of regular trading on any day the Exchange is open (ordinarily, 4:00 p.m., Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading) and submit it to the Fund by a pre-arranged time for you to receive the next-determined NAV, less any applicable initial sales charge.

If you are an existing Fund shareholder and you have completed the appropriate section of the Mutual Fund Application, you may purchase additional shares by telephone with payment by electronic funds transfer in amounts not exceeding $500,000. AllianceBernstein Investor Services, Inc., or ABIS, must receive and confirm telephone requests before the Fund Closing Time, to receive that day's public offering price. Call 800-221-5672 to arrange a transfer from your bank account.

Shares of the Funds are generally available for purchase in the United States, Puerto Rico, Guam, American Samoa and the U.S. Virgin Islands. Except to the extent otherwise permitted by a Fund, the Funds will only accept purchase orders directly from U.S. citizens with a U.S. address (including an APO or FPO address) or resident aliens with a U.S. address (including an APO or FPO address) and a U.S. taxpayer identification number (i.e., W-9 tax status). Subject to the requirements of local law applicable to the offering of Fund shares, U.S. citizens (i.e., W-9 tax status) residing in foreign countries are permitted to purchase shares of the Funds through their accounts at U.S. registered broker-dealers and other similar U.S. financial intermediaries, provided the broker-dealer or intermediary has an agreement with the Funds' distributor permitting it to accept orders for the purchase and sale of Fund shares.

The Funds will not accept purchase orders (including orders for the purchase of additional shares) from foreign persons or entities or from resident aliens who, to the knowledge of a Fund, have reverted to non-resident status (e.g., a resident alien who has a non-U.S. address at time of purchase).

TAX-DEFERRED ACCOUNTS
Class A shares are also available to the following tax-deferred arrangements:

..  Traditional and Roth IRAs (minimums listed in the table above apply);

.. SEPs, SAR-SEPs, SIMPLE IRAs, and individual 403(b) plans (no investment minimum); and

.. AllianceBernstein-sponsored Coverdell Education Savings Accounts ($2,000 initial investment minimum, $150 Automatic Investment Program monthly minimum).

Class C shares are available to AllianceBernstein Link, AllianceBernstein Individual 401(k), AllianceBernstein SIMPLE IRA plans with less than $250,000 in plan assets and 100 employees, and to group retirement plans with plan assets of less than $1,000,000.

ADVISOR CLASS SHARES
You may purchase Advisor Class shares through your financial advisor at NAV. Advisor Class shares may be purchased and held solely:

.. through accounts established under a fee-based program, sponsored and maintained by a registered broker-dealer or other financial intermediary and approved by ABI;

.. through a defined contribution employee benefit plan (e.g., a 401(k) plan) that purchases shares directly without the involvement of a financial intermediary; and

.. by investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds.

The Funds' SAI has more detailed information about who may purchase and hold Advisor Class shares.

CLASS A, CLASS R, CLASS K, CLASS I AND CLASS Z SHARES - SHARES AVAILABLE TO GROUP RETIREMENT PLANS
Class A, Class R, Class K, Class I and Class Z shares are available at NAV, without an initial sales charge, to 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing and money purchase pension plans, defined benefit plans, and non-qualified deferred compensation plans where plan level or omnibus accounts are held on the books of the Funds ("group retirement plans"). Class A shares are also available at NAV to the AllianceBernstein Link, AllianceBernstein Individual 401(k) and AllianceBernstein SIMPLE IRA plans but only if such plans have at least $250,000 in plan assets or 100 employees, and to certain defined contribution retirement plans that do not have plan level or omnibus accounts on the books of the Funds. Class I and Class Z shares are also available to certain institutional clients of the Adviser who invest at least $2,000,000 in the Funds.

Class A, Class R, Class K, Class I and Class Z shares are also available to certain AllianceBernstein-sponsored group retirement plans. Class R, Class K, Class I and Class Z shares generally are not available to retail non-retirement accounts, traditional and Roth IRAs, Coverdell Education Savings Accounts, SEPs, SAR-SEPs, SIMPLE IRAs and individual 403(b) plans. Class I shares are not currently available to group retirement plans in the AllianceBernstein-sponsored programs known as the "Informed Choice" programs.

REQUIRED INFORMATION
A Fund is required by law to obtain, verify and record certain personal information from you or persons authorized to act on your behalf in order to establish an account. Required information includes name, date of birth, permanent residential address and taxpayer identification number (for most investors, your social security number). A Fund may also ask to see other identifying documents. If you do not provide the information, the Fund will not be able to open your account. If a Fund is unable to verify your identity, or that of another person(s) authorized to act on your behalf, or if the Fund believes it has identified potentially criminal activity, the Fund reserves the right to take action it deems appropriate or as required by law, which may include closing your account. If you are not a U.S. citizen or resident alien, your account must be affiliated with a Financial Industry Regulatory Authority, or FINRA, member firm.

A Fund is required to withhold 28% of taxable dividends, capital gains distributions, and redemptions paid to any shareholder who has not provided the Fund with his or her correct taxpayer identification number. To avoid this, you must provide your correct taxpayer identification number on your Mutual Fund Application.

GENERAL
IRA custodians, plan sponsors, plan fiduciaries, plan recordkeepers, and other financial intermediaries may establish their own eligibility requirements as to the purchase, sale or exchange of Fund shares, including minimum and maximum investment requirements. A Fund is not responsible for, and has no control over, the decisions of any plan sponsor, fiduciary or other financial intermediary to impose such differing requirements. ABI may refuse any order to purchase shares. Each Fund reserves the right to suspend the sale of its shares to the public in response to conditions in the securities markets or for other reasons.

THE DIFFERENT SHARE CLASS EXPENSES
This section describes the different expenses of investing in each class and explains factors to consider when choosing a class of shares. The expenses can include distribution and/or service (Rule 12b-1) fees, initial sales charges and/or CDSCs. ONLY CLASS A SHARES OFFER QUANTITY DISCOUNTS as described below.

ASSET-BASED SALES CHARGES OR DISTRIBUTION AND/OR SERVICE (RULE 12B-1) FEES

                           WHAT IS A RULE 12B-1 FEE?
  A Rule 12b-1 fee is a fee deducted from a Fund's assets that is used to pay for personal service, maintenance of shareholder accounts and distribution costs, such as advertising and compensation of financial intermediaries. Each Fund has adopted a plan under Commission Rule 12b-1 that allows the Fund to pay asset-based sales charges or distribution and/or service (Rule 12b-1) fees for the distribution and sale of its shares. The amount of each share class's Rule 12b-1 fee, if any, is disclosed below and in each Fund's fee table included in the Summary Information section above.

The amount of these fees for each class of the Funds' shares is up to:

               DISTRIBUTION AND/OR SERVICE
                 (RULE 12B-1) FEE (AS A
                 PERCENTAGE OF AGGREGATE
                AVERAGE DAILY NET ASSETS)
------------------------------------------
Class A                    .25%*
Class C                   1.00%
Advisor Class                0%
Class R                     .50%
Class K                     .25%
Class I                      0%
Class Z                      0%

*The maximum fee allowed under the Rule 12b-1 Plan for the Class A shares of the Funds is .30% of the aggregate average daily net assets. The Board currently limits the payments to .25%.

Because these fees are paid out of a Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales fees. Class C and Class R shares are subject to higher Rule 12b-1 fees than Class A or Class K shares. Share classes with higher Rule 12b-1 fees will have a higher expense ratio, pay correspondingly lower dividends and may have a lower NAV (and returns). All or some of these fees may be paid to financial intermediaries, including your financial intermediary's firm.

SALES CHARGES
CLASS A SHARES. You can purchase Class A shares at their public offering price (or cost), which is NAV plus an initial sales charge of up to 4.25% of the offering price. Any applicable sales charge will be deducted directly from your investment.

The initial sales charge you pay each time you buy Class A shares differs depending on the amount you invest and may be reduced or eliminated for larger purchases as indicated below. These discounts, which are also known as BREAKPOINTS OR QUANTITY DISCOUNTS, can reduce or, in some cases, eliminate the initial sales charges that would otherwise apply to your investment in Class A shares.

The sales charge schedule of Class A share QUANTITY DISCOUNTS is as follows:

                                            INITIAL SALES CHARGE
                                            ------------------
                                             AS % OF    AS % OF
                                            NET AMOUNT  OFFERING
                 AMOUNT PURCHASED            INVESTED    PRICE
                 -----------------------------------------------
                 Up to $100,000                4.44%      4.25%
                 $100,000 up to $250,000       3.36       3.25
                 $250,000 up to $500,000       2.30       2.25
                 $500,000 up to $1,000,000     1.78       1.75
                 $1,000,000 and above          0.00       0.00

Except as noted below, purchases of Class A shares in the amount of $1,000,000 or more or by AllianceBernstein or non-AllianceBernstein sponsored group retirement plans are not subject to an initial sales charge, but may be subject to a 1% CDSC if redeemed or terminated within one year.

CLASS A SHARE PURCHASES NOT SUBJECT TO SALES CHARGES. The Funds may sell their Class A shares at NAV without an initial sales charge or CDSC to some categories of investors, including:

.. persons participating in a fee-based program, sponsored and maintained by a registered broker-dealer or other financial intermediary and approved by ABI, under which persons pay an asset-based fee for services in the nature of investment advisory or administrative services, or clients of broker-dealers or other financial intermediaries approved by ABI who purchase Class A shares for their own accounts through self-directed and/or non-discretionary brokerage accounts with the broker-dealers or other financial intermediaries that may or may not charge a transaction fee to their customers;

.. plan participants who roll over amounts distributed from employer maintained retirement plans to AllianceBernstein-sponsored IRAs where the plan is a client of, or serviced by, the Adviser's Institutional Investment Management Division or Bernstein Global Wealth Management Division, including subsequent contributions to those IRAs; or

.. certain other investors, such as investment management clients of the Adviser or its affiliates, including clients and prospective clients of the Adviser's Institutional Investment Management Division, employees of selected dealers authorized to sell a Fund's shares, and employees of the Adviser.

Please see the Funds' SAI for more information about purchases of Class A shares without sales charges.

CLASS C SHARES. You can purchase Class C shares at NAV without an initial sales charge. This means that the full amount of your purchase is invested in the Fund. Your investment is subject to a 1% CDSC if you redeem your shares within one year. If you exchange your shares for the Class C shares of another AB Mutual Fund, the 1% CDSC also will apply to the Class C shares received. The 1-year period for the CDSC begins with the date of your original purchase, not the date of the exchange for the other Class C shares.

Class C shares do not convert to any other class of shares of the Funds.

                          HOW IS THE CDSC CALCULATED?
  The CDSC is applied to the lesser of NAV at the time of redemption or the original cost of shares being redeemed (or, as to Fund shares acquired through an exchange, the cost of the AB Mutual Fund shares originally purchased for cash). This means that no sales charge is assessed on increases in NAV above the initial purchase price. Shares obtained from dividend or distribution reinvestment are not subject to the CDSC. In determining the CDSC, it will be assumed that the redemption is, first, of any shares not subject to a CDSC and, second, of shares held the longest.

ADVISOR CLASS, CLASS R, CLASS K, CLASS I AND CLASS Z SHARES. These classes of shares are not subject to any initial sales charge or CDSC, although your financial advisor may charge a fee.

SALES CHARGE REDUCTION PROGRAMS FOR CLASS A SHARES
THIS SECTION INCLUDES IMPORTANT INFORMATION ABOUT SALES CHARGE REDUCTION PROGRAMS AVAILABLE TO INVESTORS IN CLASS A SHARES AND DESCRIBES INFORMATION OR RECORDS YOU MAY NEED TO PROVIDE TO A FUND OR YOUR FINANCIAL INTERMEDIARY IN ORDER TO BE ELIGIBLE FOR SALES CHARGE REDUCTION PROGRAMS.

Information about QUANTITY DISCOUNTS and sales charge reduction programs also is available free of charge and in a clear and prominent format on our website at www.ABfunds.com (click on "Investments--Understanding Sales Charges & Expenses").

RIGHTS OF ACCUMULATION
To determine if a new investment in Class A shares is eligible for a QUANTITY DISCOUNT, a shareholder can combine the value of the new investment in a Fund with the higher of cost or NAV of existing investments in the Fund, any other AB Mutual Fund and AB Institutional Funds. The AB Mutual Funds use the higher of cost or current NAV of your existing investments when combining them with your new investment.

COMBINED PURCHASE PRIVILEGES
A shareholder may qualify for a QUANTITY DISCOUNT by combining purchases of shares of a Fund into a single "purchase". A "purchase" means a single purchase or concurrent purchases of shares of a Fund or any other AB Mutual Fund, including AB Institutional Funds, by:

.. an individual, his or her spouse or domestic partner, or the individual's children under the age of 21 purchasing shares for his, her or their own account(s);

.. a trustee or other fiduciary purchasing shares for a single trust, estate or single fiduciary account with one or more beneficiaries involved;

..  the employee benefit plans of a single employer; or

.. any company that has been in existence for at least six months or has a purpose other than the purchase of shares of the Fund.

LETTER OF INTENT
An investor may not immediately invest a sufficient amount to reach a QUANTITY DISCOUNT, but may plan to make one or more additional investments over a period of time that, in the end, would qualify for a QUANTITY DISCOUNT. For these situations, the Funds offer a LETTER OF INTENT, which permits new investors to express the intention, in writing, to invest at least $100,000 in Class A shares of a Fund or any other AB Mutual Fund within 13 months. The Fund will then apply the QUANTITY DISCOUNT to each of the investor's purchases of Class A shares that would apply to the total amount stated in the LETTER OF INTENT. In the event an existing investor chooses to initiate a Letter of Intent, the AB Mutual Funds will use the higher of cost or current NAV of the investor's existing investments and of those accounts with which investments are combined via COMBINED PURCHASE PRIVILEGES toward the fulfillment of the LETTER OF INTENT. For example, if the combined cost of purchases totaled $80,000 and the current NAV of all applicable accounts is $85,000 at the time a $100,000 LETTER OF INTENT is initiated, the subsequent investment of an additional $15,000 would fulfill the LETTER OF INTENT. If an investor fails to invest the total amount stated in the LETTER OF INTENT, the Funds will retroactively collect the sales charge otherwise applicable by redeeming shares in the investor's account at their then current NAV. Investors qualifying for COMBINED PURCHASE PRIVILEGES may purchase shares under a single LETTER OF INTENT.

REQUIRED SHAREHOLDER INFORMATION AND RECORDS
In order for shareholders to take advantage of sales charge reductions, a shareholder or his or her financial intermediary must notify the Fund that the shareholder qualifies for a reduction. Without notification, the Fund is unable to ensure that the reduction is applied to the shareholder's account. A shareholder may have to provide information or records to his or her financial intermediary or a Fund to verify eligibility for breakpoint privileges or other sales charge waivers. This may include information or records, including account statements, regarding shares of the Fund or other AB Mutual Funds held in:

..  all of the shareholder's accounts at the Funds or a financial intermediary;
   and

.. accounts of related parties of the shareholder, such as members of the same family, at any financial intermediary.

CDSC WAIVERS AND OTHER PROGRAMS

                        Here Are Some Ways To Avoid Or
                        Minimize Charges On Redemption.

CDSC WAIVERS
The Funds will waive the CDSCs on redemptions of shares in the following circumstances, among others:

..  permitted exchanges of shares;

..  following the death or disability of a shareholder;

.. if the redemption represents a minimum required distribution from an IRA or other retirement plan to a shareholder who has attained the age of 70 1/2; or

.. if the redemption is necessary to meet a plan participant's or beneficiary's request for a distribution or loan from a group retirement plan or to accommodate a plan participant's or beneficiary's direction to reallocate his or her plan account among other investment alternatives available under a group retirement plan.

OTHER PROGRAMS
DIVIDEND REINVESTMENT PROGRAM
Unless you specifically have elected to receive dividends or distributions in cash, they will automatically be reinvested, without an initial sales charge or CDSC, in the same class of additional shares of a Fund. If you elect to receive distributions in cash, you will only receive a check if the amount of the distribution is equal to or exceeds $25.00. Distributions of less than $25.00 will automatically be reinvested in shares of the Fund. To receive distributions of less than $25.00 in cash, you must have bank instructions associated to your account so that distributions can be delivered to you electronically via Electronic Funds Transfer using the Automated Clearing House or "ACH". In addition, the Fund may reinvest your distribution check (and future checks) in additional shares of the Fund if your check (i) is returned as undeliverable or (ii) remains uncashed for nine months.

DIVIDEND DIRECTION PLAN
A shareholder who already maintains accounts in more than one AB Mutual Fund may direct the automatic investment of income dividends and/or capital gains by one Fund, in any amount, without the payment of any sales charges, in shares of any eligible class of one or more other AB Mutual Fund(s) in which the shareholder maintains an account.

AUTOMATIC INVESTMENT PROGRAM
The Automatic Investment Program allows investors to purchase shares of a Fund through pre-authorized transfers of funds from the investor's bank account. Under the Automatic Investment Program, an investor may (i) make an initial purchase of at least $2,500 and invest at least $50 monthly or (ii) make an initial purchase of less than $2,500 and commit to a monthly investment of $200 or more until the investor's account balance is $2,500 or more. Please see the Funds' SAI for more details.

REINSTATEMENT PRIVILEGE
A shareholder who has redeemed all or any portion of his or her Class A shares may reinvest all or any portion of the proceeds from the redemption in Class A shares of any AB Mutual Fund at NAV without any sales charge, if the reinvestment is made within 120 calendar days after the redemption date.

SYSTEMATIC WITHDRAWAL PLAN
The Funds offer a systematic withdrawal plan that permits the redemption of Class A or Class C shares without payment of a CDSC. Under this plan, redemptions equal to 1% a month, 2% every two months or 3% a quarter of the value of a Fund account would be free of a CDSC. Shares held the longest would be redeemed first.

CHOOSING A SHARE CLASS
Each share class represents an interest in the same portfolio of securities, but each class has its own sales charge and expense structure allowing you to choose the class that best fits your situation. In choosing a class of shares, you should consider:

..  the amount you intend to invest;

..  how long you expect to own shares;

..  expenses associated with owning a particular class of shares;

.. whether you qualify for any reduction or waiver of sales charges (for example, if you are making a large investment that qualifies for a QUANTITY DISCOUNT, you might consider purchasing Class A shares); and

.. whether a share class is available for purchase (Class R, K, I and Z shares are only offered to group retirement plans, not individuals).

Among other things, Class A shares, with their lower Rule 12b-1 fees, are designed for investors with a long-term investing time frame. Class C shares should not be considered as a long-term investment because they are subject to a higher distribution fee indefinitely. Class C shares do not, however, have an initial sales charge or a CDSC so long as the shares are held for one year or more. Class C shares are designed for investors with a short-term investing time frame.

A transaction, service, administrative or other similar fee may be charged by your broker-dealer, agent or other financial intermediary, with respect to the purchase, sale or exchange of Class A, Class C or Advisor Class shares made through your financial advisor. Financial intermediaries, a fee-based program, or, for group retirement plans, a plan sponsor or plan fiduciary, also may impose requirements on the purchase, sale or exchange of shares that are different from, or in addition to, those described in this Prospectus and the Funds' SAI, including requirements as to the minimum initial and subsequent investment amounts. In addition, group retirement plans may not offer all classes of shares of a Fund. A Fund is not responsible for, and has no control over, the decision of any financial intermediary, plan sponsor or fiduciary to impose such differing requirements.

YOU SHOULD CONSULT YOUR FINANCIAL ADVISOR FOR ASSISTANCE IN CHOOSING A CLASS OF FUND SHARES.

PAYMENTS TO FINANCIAL ADVISORS AND THEIR FIRMS
Financial intermediaries market and sell shares of the Funds. These financial intermediaries employ financial advisors and receive compensation for selling shares of the Funds. This compensation is paid from various sources, including any sales charge, CDSC and/or Rule 12b-1 fee that you or the Funds may pay. Your individual financial advisor may receive some or all of the amounts paid to the financial intermediary that employs him or her.

                       WHAT IS A FINANCIAL INTERMEDIARY?
  A financial intermediary is a firm that receives compensation for selling shares of the Funds and/or provides services to a Fund's shareholders. Financial intermediaries may include, among others, your broker, your financial planner or advisors, banks and insurance companies. Financial intermediaries may employ financial advisors who deal with you and other investors on an individual basis.

All or a portion of the initial sales charge that you pay may be paid by ABI to financial intermediaries selling Class A shares. ABI may also pay financial intermediaries a fee of up to 1% on purchases of Class A shares that are sold without an initial sales charge.

For Class A, Class C, Class R and Class K shares, up to 100% of the Rule 12b-1 fees applicable to these classes of shares each year may be paid to financial intermediaries.

  Your financial advisor's firm receives compensation from the Fund, ABI and/or the Adviser in several ways from various sources, which include some or all of the following:

  - up front sales commissions;
  - Rule 12b-1 fees;
  - additional distribution support;
  - defrayal of costs for educational seminars and training; and
  - payments related to providing shareholder recordkeeping and/or transfer agency services.

  Please read this Prospectus carefully for information on this compensation.

OTHER PAYMENTS FOR DISTRIBUTION SERVICES AND EDUCATIONAL SUPPORT
In addition to the commissions paid to financial intermediaries at the time of sale and Rule 12b-1 fees, some or all of which may be paid to financial intermediaries (and, in turn, to your financial advisor), ABI, at its expense, currently provides additional payments to firms that sell shares of the AB Mutual Funds. Although the individual components may be higher and the total amount of payments made to each qualifying firm in any given year may vary, the total amount paid to a financial intermediary in connection with the sale of shares of the AB Mutual Funds will generally not exceed the sum of (a) 0.25% of the current year's fund sales by that firm and (b) 0.10% of average daily net assets attributable to that firm over the year. These sums include payments for distribution analytical data regarding AB Mutual Fund sales by financial advisors of these firms and to reimburse directly or indirectly the costs incurred by these firms and their employees in connection with educational seminars and training efforts about the AB Mutual Funds for the firms' employees and/or their clients and potential clients. The costs and expenses associated with these efforts may include travel, lodging, entertainment and meals. ABI may pay a portion of "ticket" or other transactional charges.

For 2016, ABI's additional payments to these firms for distribution services and educational support related to the AB Mutual Funds are expected to be approximately 0.05% of the average monthly assets of the AB Mutual Funds, or approximately $21 million. In 2015, ABI paid approximately 0.05% of the average monthly assets of the AB Mutual Funds or approximately $20 million for distribution services and educational support related to the AB Mutual Funds.

A number of factors are considered in determining the additional payments, including each firm's AB Mutual Fund sales, assets and redemption rates, and the willingness and ability of the firm to give ABI access to its financial advisors for educational and marketing purposes. In some cases, firms will include the AB Mutual Funds on a "preferred list". ABI's goal is to make the financial advisors who interact with current and prospective investors and shareholders more knowledgeable about the AB Mutual Funds so that they can provide suitable information and advice about the Funds and related investor services.

The Funds and ABI also make payments for recordkeeping and other transfer agency services to financial intermediaries that sell AB Mutual Fund shares. Please see "Management of the Fund--Transfer Agency and Retirement Plan Services" below. If paid by the Funds, these expenses are included in "Other Expenses" under "Fees and Expenses of the Fund--Annual Fund Operating Expenses" in the Summary Information at the beginning of this Prospectus.

  IF ONE MUTUAL FUND SPONSOR MAKES GREATER DISTRIBUTION ASSISTANCE PAYMENTS THAN ANOTHER, YOUR FINANCIAL ADVISOR AND HIS OR HER FIRM MAY HAVE AN INCENTIVE TO RECOMMEND ONE FUND COMPLEX OVER ANOTHER. SIMILARLY, IF YOUR FINANCIAL ADVISOR OR HIS OR HER FIRM RECEIVES MORE DISTRIBUTION ASSISTANCE FOR ONE SHARE CLASS VERSUS ANOTHER, THEN THEY MAY HAVE AN INCENTIVE TO RECOMMEND THAT CLASS.

  PLEASE SPEAK WITH YOUR FINANCIAL ADVISOR TO LEARN MORE ABOUT THE TOTAL AMOUNTS PAID TO YOUR FINANCIAL ADVISOR AND HIS OR HER FIRM BY THE FUND, THE ADVISER, ABI AND BY SPONSORS OF OTHER MUTUAL FUNDS HE OR SHE MAY RECOMMEND TO YOU. YOU SHOULD ALSO CONSULT DISCLOSURES MADE BY YOUR FINANCIAL ADVISOR AT THE TIME OF PURCHASE.

As of the date of this Prospectus, ABI anticipates that the firms that will receive additional payments for distribution services and/or educational support include:

  AIG Advisor Group
  Ameriprise Financial Services
  AXA Advisors
  Cadaret, Grant & Co.
  Citigroup Global Markets
  Citizens Securities
  Commonwealth Financial Network
  Donegal Securities
  JP Morgan Securities
  Lincoln Financial Advisors Corp.
  Lincoln Financial Securities Corp.
  LPL Financial
  Merrill Lynch
  Morgan Stanley
  Northwestern Mutual Investment Services
  PNC Investments
  Raymond James
  RBC Wealth Management
  Robert W. Baird
  Santander Securities
  SunTrust Bank
  UBS Financial Services
  US Bancorp Investments
  Wells Fargo Advisors

Although the Funds may use brokers and dealers that sell shares of the Funds to effect portfolio transactions, the Funds do not consider the sale of AB Mutual Fund shares as a factor when selecting brokers or dealers to effect portfolio transactions.

HOW TO EXCHANGE SHARES
You may exchange your Fund shares for shares of the same class of other AB Mutual Funds provided that the other fund offers the same class of shares and, in the case of retirement plans, is an investment option under the plan. Exchanges of shares are made at the next-determined NAV, without sales or service charges, after your order is received in proper form. All exchanges are subject to the minimum investment restrictions set forth in the prospectus for the AB Mutual Fund whose shares are being acquired. You may request an exchange either directly or through your financial intermediary or, in the case of retirement plan participants, by following the procedures specified by your plan sponsor or plan recordkeeper. In order to receive a day's NAV, ABIS must receive and confirm your telephone exchange request by the Fund Closing Time on that day. The Funds may modify, restrict or terminate the exchange privilege on 60 days' written notice.

HOW TO SELL OR REDEEM SHARES
You may "redeem" your shares (i.e., sell your shares to a Fund) on any day the Exchange is open, either directly or through your financial intermediary or, in the case of retirement plan participants, by following the procedures specified by your plan sponsor or plan recordkeeper. Your sale price will be the next-determined NAV, less any applicable CDSC, after the Fund receives your redemption request in proper form. Normally, redemption proceeds are sent to you within seven days. If you recently purchased your shares by check or electronic funds transfer, your redemption payment may be delayed until the Fund is reasonably satisfied that the check or electronic funds transfer has been collected (which may take up to 10 days). For Advisor Class shares, if you are in doubt about what procedures or documents are required by your fee-based program or employee benefit plan to sell your shares, you should contact your financial advisor.

SELLING SHARES THROUGH YOUR FINANCIAL INTERMEDIARY OR RETIREMENT PLAN
Your financial intermediary or plan recordkeeper must receive your sales request by Fund Closing Time and submit it to the Fund by a pre-arranged time for you to receive that day's NAV, less any applicable CDSC. Your financial intermediary, plan sponsor or plan recordkeeper is responsible for submitting all necessary documentation to the Fund and may charge you a fee for this service.

SELLING SHARES DIRECTLY TO THE FUND
BY MAIL:
.. Send a signed letter of instruction or stock power, along with certificates, to:

          AllianceBernstein Investor Services, Inc.
          P.O. Box 786003
          San Antonio, TX 78278-6003

..  For certified or overnight deliveries, send to:

          AllianceBernstein Investor Services, Inc.
          8000 IH 10 W, 4th floor
          San Antonio, TX 78230

.. For your protection, a bank, a member firm of a national stock exchange or another eligible guarantor institution must guarantee signatures. Stock power forms are available from your financial intermediary, ABIS and many commercial banks. Additional documentation is required for the sale of shares by corporations, intermediaries, fiduciaries and surviving joint owners. If you have any questions about these procedures, contact ABIS.

BY TELEPHONE:
.. You may redeem your shares for which no stock certificates have been issued by telephone request. Call ABIS at 800-221-5672 with instructions on how you wish to receive your sale proceeds.

..  ABIS must receive and confirm a telephone redemption request by the Fund
   Closing Time, for you to receive that day's NAV, less any applicable CDSC.

.. For your protection, ABIS will request personal or other information from you to verify your identity and will generally record the calls. Neither the Fund nor the Adviser, ABIS, ABI or other Fund agent will be liable for any loss, injury, damage or expense as a result of acting upon telephone instructions purporting to be on your behalf that ABIS reasonably believes to be genuine.

..  If you have selected electronic funds transfer in your Mutual Fund
   Application, the redemption proceeds will be sent directly to your bank. Otherwise, the proceeds will be mailed to you.

..  Redemption requests by electronic funds transfer or check may not exceed
   $100,000 per Fund account per day.

.. Telephone redemption is not available for shares held in nominee or "street name" accounts, retirement plan accounts, or shares held by a shareholder who has changed his or her address of record within the previous 30 calendar days.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES
The Board has adopted policies and procedures designed to detect and deter frequent purchases and redemptions of Fund shares or excessive or short-term trading that may disadvantage long-term Fund shareholders. These policies are described below. There is no guarantee that the Funds will be able to detect excessive or short-term trading and to identify shareholders engaged in such practices, particularly with respect to transactions in omnibus accounts. Shareholders should be aware that application of these policies may have adverse consequences, as described below, and should avoid frequent trading in Fund shares through purchases, sales and exchanges of shares. Each Fund reserves the right to restrict, reject or cancel, without any prior notice, any purchase or exchange order for any reason, including any purchase or exchange order accepted by any shareholder's financial intermediary.

RISKS ASSOCIATED WITH EXCESSIVE OR SHORT-TERM TRADING GENERALLY. While the Funds will try to prevent market timing by utilizing the procedures described below, these procedures may not be successful in identifying or stopping excessive or short-term trading in all circumstances. By realizing profits through short-term trading, shareholders that engage in rapid purchases and sales or exchanges of a Fund's shares dilute the value of shares held by long-term shareholders. Volatility resulting from excessive purchases and sales or exchanges of Fund shares, especially involving large dollar amounts, may disrupt efficient portfolio management and cause a Fund to sell portfolio securities at inopportune times to raise cash to accommodate redemptions relating to short-term trading activity. In particular, a Fund may have difficulty implementing its long-term investment strategies if it is forced to maintain a higher level of its assets in cash to accommodate significant short-term trading activity. In addition, a Fund may incur increased administrative and other expenses due to excessive or short-term trading, including increased brokerage costs and realization of taxable capital gains.

Funds that may invest significantly in securities of foreign issuers may be particularly susceptible to short-term trading strategies. This is because securities of foreign issuers are typically traded on markets that close well before the time a Fund ordinarily calculates its NAV at 4:00 p.m., Eastern time, which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a shareholder engaging in a short-term trading strategy to exploit differences in Fund share prices that are based on closing prices of securities of foreign issuers established some time before the Fund calculates its own share price (referred to as "time zone arbitrage"). Each Fund has procedures, referred to as fair value pricing, designed to adjust closing market prices of securities of foreign issuers to reflect what is believed to be the fair value of those securities at the time the Fund calculates its NAV. While there is no assurance, the Funds expect that the use of fair value pricing, in addition to the short-term trading policies discussed below, will significantly reduce a shareholder's ability to engage in time zone arbitrage to the detriment of other Fund shareholders.

A shareholder engaging in a short-term trading strategy may also target a Fund that does not invest primarily in securities of foreign issuers. Any Fund that invests in securities that are, among other things, thinly traded, traded infrequently or relatively illiquid has the risk that the current market price for the securities may not accurately reflect current market values. A shareholder may seek to engage in short-term trading to take advantage of these pricing differences (referred to as "price arbitrage"). All Funds may be adversely affected by price arbitrage.

POLICY REGARDING SHORT-TERM TRADING. Purchases and exchanges of shares of the Funds should be made for investment purposes only. The Funds will seek to prevent patterns of excessive purchases and sales of Fund shares to the extent they are detected by the procedures described below, subject to each Fund's ability to monitor purchase, sale and exchange activity. The Funds reserve the right to modify this policy, including any surveillance or account blocking procedures established from time to time to effectuate this policy, at any time without notice.

.. TRANSACTION SURVEILLANCE PROCEDURES. The Funds, through their agents, ABI and ABIS, maintain surveillance procedures to detect excessive or short-term trading in Fund shares. This surveillance process involves several factors, which include scrutinizing transactions in Fund shares that exceed certain monetary thresholds or numerical limits within a specified period of time. Generally, more than two exchanges of Fund shares during any 60-day period or purchases of shares followed by a sale within 60 days will be identified by these surveillance procedures. For purposes of these transaction surveillance procedures, the Funds may consider trading activity in multiple accounts under common ownership, control or influence. Trading activity identified by either, or a combination, of these factors, or as a result of any other information available at the time, will be evaluated to determine whether such activity might constitute excessive or short-term trading. With respect to managed or discretionary accounts for which the account owner gives his/her broker, investment adviser or other third party authority to buy and sell Fund shares, the Funds may consider trades initiated by the account owner, such as trades initiated in connection with bona fide cash management purposes, separately in their analysis. These surveillance procedures may be modified from time to time, as necessary or appropriate to improve the detection of excessive or short-term trading or to address specific circumstances.

.. ACCOUNT BLOCKING PROCEDURES. If the Funds determine, in their sole discretion, that a particular transaction or pattern of transactions identified by the transaction surveillance procedures described above is excessive or short-term trading in nature, the Funds will take remedial actions that may include issuing a warning, revoking certain account-related activities (such as the ability to place purchase, sale and exchange orders over the internet or by phone) or prohibiting or "blocking" future purchase or sale activity. However, sales of Fund shares back to a Fund or redemptions will continue to be permitted in accordance with the terms of the Fund's current Prospectus. As a result, unless the shareholder redeems his or her shares, which may have consequences if the shares have declined in value, a CDSC is applicable or adverse tax consequences may result, the shareholder may be "locked" into an unsuitable investment. A blocked account will generally remain blocked for 90 days. Subsequent detections of excessive or short-term trading may result in an indefinite account block, or an account block until the account holder or the associated broker, dealer or other financial intermediary provides evidence or assurance acceptable to the Fund that the account holder did not or will not in the future engage in excessive or short-term trading.

..  APPLICATIONS OF SURVEILLANCE PROCEDURES AND RESTRICTIONS TO OMNIBUS
   ACCOUNTS. Omnibus account arrangements are common forms of holding shares of the Funds, particularly among certain brokers, dealers and other financial intermediaries, including sponsors of retirement plans and variable insurance products. The Funds apply their surveillance procedures to these omnibus account arrangements. As required by Commission rules, the Funds have entered into agreements with all of their financial intermediaries that require the financial intermediaries to provide the Funds, upon the request of the Funds or their agents, with individual account level information about their transactions. If the Funds detect excessive trading through their monitoring of omnibus accounts, including trading at the individual account level, the financial intermediaries will also execute instructions from the Funds to take actions to curtail the activity, which may include applying blocks to accounts to prohibit future purchases and exchanges of Fund shares. For certain retirement plan accounts, the Funds may request that the retirement plan or other intermediary revoke the relevant participant's privilege to effect transactions in Fund shares via the internet or telephone, in which case the relevant participant must submit future transaction orders via the U.S. Postal Service (i.e., regular mail).

HOW THE FUNDS VALUE THEIR SHARES
The price of each Fund's shares is based on its NAV, which, in the case of the Underlying Funds, is based on the NAVs of the Underlying Funds in which it invests. Each Fund's NAV is calculated on each day the Exchange is open at the close of regular trading (ordinarily, 4:00 p.m., Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading). To calculate NAV, a Fund's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. Because the Funds may invest in securities that are primarily traded on foreign exchanges that trade on weekends or other days when a Fund does not price its shares, the value of a Fund's shares may change on days when the Fund's NAV is not calculated and shareholders will not be able to purchase or redeem their shares in the Fund.

Each Fund values its securities at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are unreliable, at "fair value" as determined in accordance with procedures established by and under the general supervision of the Board. When a Fund uses fair value pricing, it may take into account any factors it deems appropriate. A Fund may determine fair value based upon developments related to a specific security, current valuations of foreign stock indices (as reflected in U.S. futures markets) and/or U.S. sector or broader stock market indices. The prices of securities used by a Fund to calculate its NAV may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security.

Each Fund expects to use fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the early closing of the exchange on which a security is traded or suspension of trading in the security. A Fund may use fair value pricing more frequently for securities primarily traded in non-U.S. markets because, among other things, most foreign markets close well before the Fund ordinarily values its securities at 4:00 p.m., Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. For example, each Fund believes that foreign security values may be affected by events that occur after the close of foreign securities markets. To account for this, the Funds may frequently value many of their foreign equity securities using fair value prices based on third-party vendor modeling tools to the extent available.

The Board has delegated responsibility for valuing each Fund's assets to the Adviser. The Adviser has established a Valuation Committee, which operates under the policies and procedures approved by the Board, to value each Fund's assets on behalf of the Fund. The Valuation Committee values Fund assets as described above. More information about the valuation of the Funds' assets is available in the Funds' SAI.

MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------

INVESTMENT ADVISER
Each Fund's investment adviser is AllianceBernstein L.P., 1345 Avenue of the Americas, New York, NY 10105. The Adviser is a leading global investment adviser managing client accounts with assets as of September 30, 2016 totaling approximately $490 billion (of which more than $96 billion represented assets of registered investment companies sponsored by the Adviser). As of September 30, 2016, the Adviser managed retirement assets for many of the largest public and private employee benefit plans (including 18 of the nation's FORTUNE 100 companies), for public employee retirement funds in 27 states and the District of Columbia, for investment companies, and for foundations, endowments, banks and insurance companies worldwide. The 31 registered investment companies managed by the Adviser, comprising approximately 129 separate investment portfolios, had as of September 30, 2016 approximately
2.4 million shareholder accounts.

The Adviser provides investment advisory services for each Fund and directs the purchase and sale of the Underlying Portfolios in which each Fund invests. For these advisory services, each Fund paid the Adviser during its most recent fiscal year a management fee as a percentage of average daily net assets as shown in the table below.

                                                          MANAGEMENT FEE
                                                       (AS A PERCENTAGE OF
FUND                                                AVERAGE DAILY NET ASSETS)*
------------------------------------------------------------------------------
AB Multi-Manager Select Retirement Allocation Fund              0%
AB Multi-Manager Select 2010 Fund                               0%
AB Multi-Manager Select 2015 Fund                               0%
AB Multi-Manager Select 2020 Fund                               0%
AB Multi-Manager Select 2025 Fund                               0%
AB Multi-Manager Select 2030 Fund                               0%
AB Multi-Manager Select 2035 Fund                               0%
AB Multi-Manager Select 2040 Fund                               0%
AB Multi-Manager Select 2045 Fund                               0%
AB Multi-Manager Select 2050 Fund                               0%
AB Multi-Manager Select 2055 Fund                               0%

--------
*Fees are stated net of any waiver or reimbursement. See "Fees and Expenses of the Fund" in the Summary Information at the beginning of this Prospectus for more information about the fee waiver.

A discussion regarding the basis for the Board's most recent approval of the Funds' investment advisory agreement and sub-advisory agreement will be available in the Funds' semi-annual report to shareholders for the fiscal period ended January 31, 2017. A discussion regarding the basis for the Board's earlier approval of the Funds' investment advisory agreement and sub-advisory agreement is available in the Funds' semi-annual report to shareholders for the fiscal period ended January 31, 2015.

The Adviser is also responsible for the management of the portfolio investments of the AB Mutual Funds used as Underlying Funds.

The Adviser may act as an investment adviser to other persons, firms or corporations, including investment companies, hedge funds, pension funds and other institutional investors. The Adviser may receive management fees, including performance fees, that may be higher or lower than the advisory fees it receives from the Funds. Certain other clients of the Adviser may have investment objectives and policies similar to those of a Fund or an Underlying Fund. The Adviser may, from time to time, make recommendations that result in the purchase or sale of a particular security by its other clients simultaneously with a Fund or an Underlying Fund. If transactions on behalf of more than one client during the same period increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price or quantity. It is the policy of the Adviser to allocate advisory recommendations and the placing of orders in a manner that is deemed equitable by the Adviser to the accounts involved (including an Underlying
Fund). When two or more of the clients of the Adviser (including an Underlying
Fund) are purchasing or selling the same security on a given day from the same broker-dealer, such transactions may be averaged as to price.

Subject to the ultimate responsibility of the Board, the Adviser has the responsibility to oversee a Fund's sub-adviser or additional future sub-advisers and to recommend their hiring, termination and replacement. The Adviser received an exemptive order from the Commission that permits the Adviser, with respect to the Funds, to appoint and replace sub-advisers, and enter into, amend and terminate sub-advisory agreements with sub-advisers, subject to Board approval but without shareholder approval (the "Sub-Advisory Structure"). The use of the Sub-Advisory Structure with respect to a Fund is subject to certain conditions set forth in the Commission exemptive order.

The Sub-Advisory Structure enables the Funds to operate with greater efficiency and without incurring the expense and delays associated with obtaining approvals of a new sub-advisory (or trading) agreement. The Sub-Advisory Structure does not permit the Adviser's investment management fees to increase without shareholder approval.

SUB-ADVISER
Morningstar, located at 22 West Washington Street, Chicago, IL 60602, serves as Sub-Adviser to the Funds. Morningstar is part of the Morningstar Investment Management group, a unit of Morningstar, Inc., which provides comprehensive retirement, investment advisory, and portfolio management services for financial institutions, plan sponsors, and advisers around the world. The Morningstar Investment Management group had approximately $64.8 billion in assets under advisement or management as of September 30, 2016.

PORTFOLIO MANAGERS
Decisions on allocations of fund assets among asset classes are made by the Adviser's Multi-Asset Solutions Team comprised of senior portfolio managers. The Multi-Asset Solutions Team relies heavily on the Adviser's growth, value and fixed-income investment teams and, in turn, the fundamental research of the

Adviser's internal research staff. Morningstar is responsible for the selection of Underlying Funds within each asset class. No one person is principally responsible for coordinating the Funds' investments.

The following table lists the persons within the Multi-Asset Solutions Team with the most significant responsibility for day-to-day management of the Funds, the length of time that each person has been jointly and primarily responsible for the Funds, and each person's principal occupation during the past five years:

                                                  PRINCIPAL OCCUPATION DURING
EMPLOYEE; YEAR; TITLE                              THE PAST FIVE (5) YEARS
-----------------------------------------------------------------------------------
Daniel J. Loewy; since 2014; Senior Vice     Senior Vice President of the Adviser,
President of the Adviser                     with which he has been associated
                                             since prior to 2011, and Chief
                                             Investment Officer and Co-Head of
                                             Multi-Asset Solutions.

Christopher H. Nikolich; since 2014; Senior  Senior Vice President of the Adviser,
Vice President of the Adviser                with which he has been associated
                                             since prior to 2011, and Head of
                                             GlidePath Strategies (US) of Multi-
                                             Asset Solutions.

Vadim Zlotnikov; since 2014; Senior Vice     Senior Vice President, Chief Market
President of the Adviser                     Strategist of the Adviser, Co-Head of
                                             Multi-Asset Solutions, and Chief
                                             Investment Officer of Systematic and
                                             Index Strategies. Previously, he was
                                             Chief Investment Officer of Growth
                                             Equities since 2008 until 2010.
                                             Prior thereto, he was the Chief
                                             Investment Strategist for
                                             Sanford C. Bernstein's institutional
                                             research unit since prior to 2011.

The following table lists the Morningstar personnel who are primarily responsible for selecting Underlying Funds within each asset class for investment by the Fund, the length of time that each person has been jointly and primarily responsible for the Funds, and each person's principal occupation during the past five years:

                                                 PRINCIPAL OCCUPATION DURING
EMPLOYEE; YEAR; TITLE                              THE PAST FIVE (5) YEARS
------------------------------------------------------------------------------------
Brian Huckstep; since 2014; Portfolio      Portfolio Manager for the registered
Manager for the registered investment      investment adviser subsidiaries of
adviser subsidiaries of Morningstar, Inc.  Morningstar, Inc., with which he has been associated since prior to 2011.

John McLaughlin; since 2015; Senior        Senior Investment Consultant for the
Investment Consultant for the registered   registered investment adviser
investment adviser subsidiaries of         subsidiaries of Morningstar, Inc. since
Morningstar, Inc.                          2014. Prior thereto, he was a
                                           consultant at RVK, Inc., beginning prior
                                           to 2011.

The Funds' SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the Funds.

TRANSFER AGENCY AND RETIREMENT PLAN SERVICES
ABIS acts as the transfer agent for each Fund. ABIS, an indirect wholly-owned subsidiary of the Adviser, registers the transfer, issuance and redemption of Fund shares and disburses dividends and other distributions to the Funds' shareholders.

Many Fund shares are owned by financial intermediaries for the benefit of their customers. Retirement plans may also hold Fund shares in the name of the plan, rather than the participant. In those cases, the Funds often do not maintain an account for you. Thus, some or all of the transfer agency functions for these and certain other accounts are performed by the financial intermediaries and plan recordkeepers. Financial intermediaries and recordkeepers, who may have affiliated financial intermediaries who sell shares of the AB Mutual Funds, may be paid by a Fund, the Adviser, ABI and ABIS (i) account fees in amounts up to $19 per account per annum, (ii) asset-based fees of up to 0.25% (except in respect of a limited number of intermediaries) per annum of the average daily assets held through the intermediary, or (iii) a combination of both. These amounts include fees for shareholder servicing, sub-transfer agency, sub-accounting and recordkeeping services. These amounts do not include fees for shareholder servicing that may be paid separately by the Fund pursuant to its Rule 12b-1 plan. Amounts paid by a Fund for these services are included in "Other Expenses" under "Fees and Expenses of the Fund" in the Summary Information section of this Prospectus. In addition, financial intermediaries may be affiliates of entities that receive compensation from the Adviser or ABI for maintaining retirement plan "platforms" that facilitate trading by affiliated and non-affiliated financial intermediaries and recordkeeping for retirement plans.

Because financial intermediaries and plan recordkeepers may be paid varying amounts per class for sub-transfer agency and related recordkeeping services, the service requirements of which may also vary by class, this may create an additional incentive for financial intermediaries and their financial advisors to favor one fund complex over another or one class of shares over another.

For more information, please refer to the Funds' SAI, call your financial advisor or visit our website at www.ABfunds.com.

DIVIDENDS, DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

Each Fund's income dividends and capital gains distributions, if any, declared by a Fund on its outstanding shares will, at the election of each shareholder, be paid in cash or in additional shares of the same class of shares of that Fund. If paid in additional shares, the shares will have an aggregate NAV as of the close of business on the declaration date of the dividend or distribution equal to the cash amount of the dividend or distribution. You may make an election to receive dividends and distributions in cash or in shares at the time you purchase shares. Your election can be changed at any time prior to a record date for a dividend. There is no sales or other charge in connection with the reinvestment of dividends or capital gains distributions. Cash dividends may be paid by check, or, at your election, electronically via the ACH network.

If you receive an income dividend or capital gains distribution in cash you may, within 120 days following the date of its payment, reinvest the dividend or distribution in additional shares of that Fund without charge by returning to the Adviser, with appropriate instructions, the check representing the dividend or distribution. Thereafter, unless you otherwise specify, you will be deemed to have elected to reinvest all subsequent dividends and distributions in shares of that Fund.

Investments made through a 401(k) plan, 457 plan, employer sponsored 403(b) plan, profit sharing and money purchase plan, defined benefit plan or a nonqualified deferred compensation plan are subject to special United States federal income tax rules. Therefore, the federal income tax consequences described in this section apply only to investments made other than by such plans.

For federal income tax purposes, distributions of investment income are generally taxable as ordinary income. Taxes on distributions of capital gains are determined by how long a Fund or an Underlying Fund owned the investments that generated them, rather than how long you have owned your shares. Distributions of net capital gains from the sale of investments that a Fund or an Underlying Fund owned for more than one year and that are properly designated by a Fund as capital gains distributions will be taxable as long-term capital gains. Distributions of gains from the sale of investments that a Fund or an Underlying Fund owned for one year or less will be taxable as ordinary income. Distributions of investment income designated by a Fund as derived from "qualified dividend income"--as further defined in the Funds' SAI--will be taxed in the hands of individuals at the rates applicable to long-term capital gains provided that holding period and other requirements are met by both the shareholder and Fund level.

While it is the intention of each Fund to distribute to its shareholders substantially all of each fiscal year's net investment income and net realized capital gains, if any, the amount and timing of any dividend or distribution will depend on the realization by the Fund of income and capital gains from investments. There is no fixed dividend rate and there can be no assurance that a Fund will pay any dividends or realize any capital gains. The final determination of the amount of a Fund's return of capital distributions for the period will be made after the end of each taxable year.

An investment by a Fund or an Underlying Fund in securities of foreign issuers may be subject to foreign withholding taxes. In that case, the Fund's yield (either directly or indirectly as a result of such taxes being imposed on the Underlying Fund) on those securities would be decreased. None of the Funds generally expects that shareholders will be able to claim a credit or a deduction with respect to foreign taxes. In addition, a Fund's or an Underlying Fund's investment in securities of foreign issuers or foreign currencies may increase or decrease the Fund's recognition of ordinary income and may affect the timing or amount of the Fund's distributions.

An Underlying Fund's or a Fund's investment in certain debt obligations may cause it to recognize taxable income in excess of the cash generated by such obligations. Thus, a Fund or an Underlying Fund could be required to sell other investments in order to satisfy its distribution requirements.

If you buy shares just before a Fund deducts a distribution from its NAV, you will pay the full price for the shares and then receive a portion of the price back as a taxable distribution.

The sale or exchange of Fund shares is a taxable transaction for federal income tax purposes.

Each year shortly after December 31, each Fund will send you tax information stating the amount and type of all its distributions for the year. You are encouraged to consult your tax adviser about the federal, state, and local tax consequences in your particular circumstances, as well as about any possible foreign tax consequences.

NON-U.S. SHAREHOLDERS
If you are a non-resident alien individual or a foreign corporation for federal income tax purposes, please see the Funds' SAI for information on how you will be taxed as a result of holding shares in the Funds.

GENERAL INFORMATION
--------------------------------------------------------------------------------

Under unusual circumstances, a Fund may suspend redemptions or postpone payment for up to seven days or longer, as permitted by federal securities law. Each Fund reserves the right to close an account that has remained below $1,000 for 90 days.

During drastic economic or market developments, you might have difficulty in reaching ABIS by telephone, in which event you should issue written instructions to ABIS. ABIS is not responsible for the authenticity of telephone requests to purchase, sell, or exchange shares. ABIS will employ reasonable procedures to verify that telephone requests are genuine, and could be liable for losses resulting from unauthorized transactions if it fails to do so. Dealers and agents may charge a commission for handling telephone requests. The telephone service may be suspended or terminated at any time without notice.

Shareholder Services. ABIS offers a variety of shareholder services. For more information about these services or your account, call ABIS's toll-free number, 800-221-5672. Some services are described in the Mutual Fund Application.

Householding. Many shareholders of the AB Mutual Funds have family members living in the same home who also own shares of the same Funds. In order to reduce the amount of duplicative mail that is sent to homes with more than one Fund account and to reduce expenses of the Funds, all AB Mutual Funds will, until notified otherwise, send only one copy of each prospectus, shareholder report and proxy statement to each household address. This process, known as "householding," does not apply to account statements, confirmations, or personal tax information. If you do not wish to participate in householding, or wish to discontinue householding at any time, call ABIS at 800-221-5672. We will resume separate mailings for your account within 30 days of your request.

GLOSSARY OF INVESTMENT TERMS
--------------------------------------------------------------------------------

This Prospectus uses the following terms.

EQUITY SECURITIES include (i) common stocks, partnership interests, business trust shares and other equity or ownership interests in business enterprises and (ii) securities convertible into, and rights and warrants to subscribe for the purchase of, such stocks, shares and interests.

FIXED-INCOME SECURITIES are debt securities and dividend-paying preferred stocks, including floating-rate and variable-rate instruments.

The S&P TARGET DATE INDICES consist of 11 multi-asset class indices: the S&P Target Date To Retirement Index and ten indices, each of which corresponds to a specific retirement date (ranging from 2010 to 2055). The benchmark asset allocation and glide path represent a market consensus across the universe of target date fund managers, as categorized by the S&P Dow Jones Indices. Asset class performance is determined by that of an exchange-traded fund representative of that asset class.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights table is intended to help you understand each Fund's financial performance for the past five years (or, if shorter, the period of the Fund's operations). Certain information reflects financial results for a single share of each Fund. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). Each Fund's financial statements have been audited by Ernst & Young LLP, independent registered public accounting firm. The report of the independent registered public accounting firm, along with each Fund's financial statements, are included in each Fund's annual report, which is available upon request.

AB MULTI-MANAGER SELECT RETIREMENT ALLOCATION FUND
--------------------------------------------------------------------------------

                                                                     CLASS A
                                                                         DECEMBER 15,
                                                             YEAR ENDED   2014(a) TO
                                                              JULY 31,     JULY 31,
                                                                2016         2015
-------------------------------------------------------------------------------------
Net asset value, beginning of period                           $10.18       $10.00
                                                               ------       ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(b)(c)                                       .23          .11
Net realized and unrealized gain on investment transactions       .06          .07
Contributions from Affiliates                                     .00(d)     - 0 -
                                                               ------       ------
Net increase in net asset value from operations                   .29          .18
                                                               ------       ------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                             (.02)       - 0 -
Distributions from net realized gain on investment
 transactions                                                    (.01)       - 0 -
                                                               ------       ------
Total dividends and distributions                                (.03)       - 0 -
                                                               ------       ------
Net asset value, end of period                                 $10.44       $10.18
                                                               ======       ======
TOTAL RETURN
Total investment return based on net asset value(e)              2.82%        1.80%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                      $  442       $   10
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements(f)                       .41%         .39%^
 Expenses, before waivers/reimbursements(f)                      8.37%       45.18%^
 Net investment income(c)(f)                                     2.28%        1.79%^
Portfolio turnover rate                                           102%          12%
-------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                     CLASS C
                                                                         DECEMBER 15,
                                                             YEAR ENDED   2014(a) TO
                                                              JULY 31,     JULY 31,
                                                                2016         2015
-------------------------------------------------------------------------------------
Net asset value, beginning of period                           $10.13       $10.00
                                                               ------       ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(b)(c)                                       .12          .06
Net realized and unrealized gain on investment transactions       .08          .07
Contributions from Affiliates                                     .00(d)     - 0 -
                                                               ------       ------
Net increase in net asset value from operations                   .20          .13
                                                               ------       ------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                            - 0 -        - 0 -
Distributions from net realized gain on investment
 transactions                                                    (.01)       - 0 -
                                                               ------       ------
Total dividends and distributions                                (.01)       - 0 -
                                                               ------       ------
Net asset value, end of period                                 $10.32       $10.13
                                                               ======       ======
TOTAL RETURN
Total investment return based on net asset value(e)              1.94%        1.30%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                      $  126       $   45
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements(f)                      1.16%        1.14%^
 Expenses, before waivers/reimbursements(f)                     11.03%       43.43%^
 Net investment income(c)(f)                                     1.19%         .96%^
Portfolio turnover rate                                           102%          12%
-------------------------------------------------------------------------------------

See footnotes on page 129.

--------------------------------------------------------------------------------

                                                                  ADVISOR CLASS
                                                                         DECEMBER 15,
                                                             YEAR ENDED   2014(a) TO
                                                              JULY 31,     JULY 31,
                                                                2016         2015
-------------------------------------------------------------------------------------
Net asset value, beginning of period                           $10.20       $10.00
                                                               ------       ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(b)(c)                                       .20          .13
Net realized and unrealized gain on investment transactions       .10          .07
Contributions from Affiliates                                     .00(d)     - 0 -
                                                               ------       ------
Net increase in net asset value from operations                   .30          .20
                                                               ------       ------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                            - 0 -        - 0 -
Distributions from net realized gain on investment
 transactions                                                    (.01)       - 0 -
                                                               ------       ------
Total dividends and distributions                                (.01)       - 0 -
                                                               ------       ------
Net asset value, end of period                                 $10.49       $10.20
                                                               ======       ======
TOTAL RETURN
Total investment return based on net asset value(e)              2.91%        2.00%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                      $   22       $   10
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements(f)                       .16%         .14%^
 Expenses, before waivers/reimbursements(f)                      9.14%       44.95%^
 Net investment income(c)(f)                                     1.98%        2.05%^
Portfolio turnover rate                                           102%          12%
-------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                     CLASS R
                                                                         DECEMBER 15,
                                                             YEAR ENDED   2014(a) TO
                                                              JULY 31,     JULY 31,
                                                                2016         2015
-------------------------------------------------------------------------------------
Net asset value, beginning of period                           $10.02       $10.00
                                                               ------       ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(b)(c)                                       .14          .10
Net realized and unrealized gain on investment transactions       .09          .06
Contributions from Affiliates                                     .00(d)     - 0 -
                                                               ------       ------
Net increase in net asset value from operations                   .23          .16
                                                               ------       ------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                             (.08)        (.14)
Distributions from net realized gain on investment
 transactions                                                    (.01)       - 0 -
                                                               ------       ------
Total dividends and distributions                                (.09)        (.14)
                                                               ------       ------
Net asset value, end of period                                 $10.16       $10.02
                                                               ======       ======
TOTAL RETURN
Total investment return based on net asset value(e)              2.36%        1.62%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                      $   33       $   10
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements(f)                       .66%         .64%^
 Expenses, before waivers/reimbursements(f)                      5.08%       30.60%^
 Net investment income(c)(f)                                     1.42%        1.56%^
Portfolio turnover rate                                           102%          12%
-------------------------------------------------------------------------------------

See footnotes on page 129.

--------------------------------------------------------------------------------

                                                                     CLASS K
                                                                         DECEMBER 15,
                                                             YEAR ENDED   2014(a) TO
                                                              JULY 31,     JULY 31,
                                                                2016         2015
-------------------------------------------------------------------------------------
Net asset value, beginning of period                           $10.04       $10.00
                                                               ------       ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(b)(c)                                       .22          .09
Net realized and unrealized gain on investment transactions       .04          .09
Contributions from Affiliates                                     .00(d)     - 0 -
                                                               ------       ------
Net increase in net asset value from operations                   .26          .18
                                                               ------       ------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                             (.10)        (.14)
Distributions from net realized gain on investment
 transactions                                                    (.01)       - 0 -
                                                               ------       ------
Total dividends and distributions                                (.11)        (.14)
                                                               ------       ------
Net asset value, end of period                                 $10.19       $10.04
                                                               ======       ======
TOTAL RETURN
Total investment return based on net asset value(e)              2.65%        1.84%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                      $8,303       $  671
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements(f)                       .41%         .39%^
 Expenses, before waivers/reimbursements(f)                      4.40%       21.09%^
 Net investment income(c)(f)                                     2.26%        1.45%^
Portfolio turnover rate                                           102%          12%
-------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                     CLASS I
                                                                         DECEMBER 15,
                                                             YEAR ENDED   2014(a) TO
                                                              JULY 31,     JULY 31,
                                                                2016         2015
-------------------------------------------------------------------------------------
Net asset value, beginning of period                           $10.05       $10.00
                                                               ------       ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(b)(c)                                       .27          .13
Net realized and unrealized gain on investment transactions       .02          .06
Contributions from Affiliates                                     .00(d)     - 0 -
                                                               ------       ------
Net increase in net asset value from operations                   .29          .19
                                                               ------       ------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                             (.10)        (.14)
Distributions from net realized gain on investment
 transactions                                                    (.01)       - 0 -
                                                               ------       ------
Total dividends and distributions                                (.11)        (.14)
                                                               ------       ------
Net asset value, end of period                                 $10.23       $10.05
                                                               ======       ======
TOTAL RETURN
Total investment return based on net asset value(e)              2.98%        1.95%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                      $  668       $  959
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements(f)                       .15%         .14%^
 Expenses, before waivers/reimbursements(f)                      7.57%       30.07%^
 Net investment income(c)(f)                                     2.71%        2.06%^
Portfolio turnover rate                                           102%          12%
-------------------------------------------------------------------------------------

See footnotes on page 129.

--------------------------------------------------------------------------------

                                                                     CLASS Z
                                                                         DECEMBER 15,
                                                             YEAR ENDED   2014(a) TO
                                                              JULY 31,     JULY 31,
                                                                2016         2015
-------------------------------------------------------------------------------------
Net asset value, beginning of period                           $10.05       $10.00
                                                               ------       ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(b)(c)                                       .22          .13
Net realized and unrealized gain on investment transactions       .06          .06
Contributions from Affiliates                                     .00(d)     - 0 -
                                                               ------       ------
Net increase in net asset value from operations                   .28          .19
                                                               ------       ------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                             (.10)        (.14)
Distributions from net realized gain on investment
 transactions                                                    (.01)       - 0 -
                                                               ------       ------
Total dividends and distributions                                (.11)        (.14)
                                                               ------       ------
Net asset value, end of period                                 $10.22       $10.05
                                                               ======       ======
TOTAL RETURN
Total investment return based on net asset value(e)              2.88%        1.95%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                      $   10       $   10
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements(f)                       .16%         .14%^
 Expenses, before waivers/reimbursements(f)                      7.38%       30.15%^
 Net investment income(c)(f)                                     2.27%        2.07%^
Portfolio turnover rate                                           102%          12%
-------------------------------------------------------------------------------------

See footnotes on page 129.

AB MULTI-MANAGER SELECT 2010 FUND
--------------------------------------------------------------------------------

                                                                     CLASS A
                                                                         DECEMBER 15,
                                                             YEAR ENDED   2014(a) TO
                                                              JULY 31,     JULY 31,
                                                                2016         2015
-------------------------------------------------------------------------------------
Net asset value, beginning of period                           $10.23       $10.00
                                                               ------       ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(b)(c)                                       .24          .16
Net realized and unrealized gain on investment transactions       .09          .10
Contributions from Affiliates                                     .00(d)     - 0 -
                                                               ------       ------
Net increase in net asset value from operations                   .33          .26
                                                               ------       ------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                             (.08)        (.03)
Distributions from net realized gain on investment
 transactions                                                    (.01)       - 0 -
                                                               ------       ------
Total dividends and distributions                                (.09)        (.03)
                                                               ------       ------
Net asset value, end of period                                 $10.47       $10.23
                                                               ======       ======
TOTAL RETURN
Total investment return based on net asset value(e)              3.24%        2.58%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                      $  629       $   16
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements(f)                       .40%         .38%^
 Expenses, before waivers/reimbursements(f)                      4.07%       46.32%^
 Net investment income(c)(f)                                     2.47%        2.53%^
Portfolio turnover rate                                           116%          15%
-------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                     CLASS C
                                                                         DECEMBER 15,
                                                             YEAR ENDED   2014(a) TO
                                                              JULY 31,     JULY 31,
                                                                2016         2015
-------------------------------------------------------------------------------------
Net asset value, beginning of period                           $10.18       $10.00
                                                               ------       ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(b)(c)                                       .21          .12
Net realized and unrealized gain on investment transactions       .03          .08
Contributions from Affiliates                                     .00(d)     - 0 -
                                                               ------       ------
Net increase in net asset value from operations                   .24          .20
                                                               ------       ------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                             (.02)        (.02)
Distributions from net realized gain on investment
 transactions                                                    (.01)       - 0 -
                                                               ------       ------
Total dividends and distributions                                (.03)        (.02)
                                                               ------       ------
Net asset value, end of period                                 $10.39       $10.18
                                                               ======       ======
TOTAL RETURN
Total investment return based on net asset value(e)              2.41%        2.04%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                      $  106       $   10
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements(f)                      1.15%        1.13%^
 Expenses, before waivers/reimbursements(f)                      5.48%       47.09%^
 Net investment income(c)(f)                                     2.10%        1.84%^
Portfolio turnover rate                                           116%          15%
-------------------------------------------------------------------------------------

See footnotes on page 129.

--------------------------------------------------------------------------------

                                                                  ADVISOR CLASS
                                                                         DECEMBER 15,
                                                             YEAR ENDED   2014(a) TO
                                                              JULY 31,     JULY 31,
                                                                2016         2015
-------------------------------------------------------------------------------------
Net asset value, beginning of period                           $10.24       $10.00
                                                               ------       ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(b)(c)                                       .25          .18
Net realized and unrealized gain on investment transactions       .10          .09
Contributions from Affiliates                                     .00(d)     - 0 -
                                                               ------       ------
Net increase in net asset value from operations                   .35          .27
                                                               ------       ------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                             (.06)        (.03)
Distributions from net realized gain on investment
 transactions                                                    (.01)       - 0 -
                                                               ------       ------
Total dividends and distributions                                (.07)        (.03)
                                                               ------       ------
Net asset value, end of period                                 $10.52       $10.24
                                                               ======       ======
TOTAL RETURN
Total investment return based on net asset value(e)              3.50%        2.70%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                      $  717       $   10
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements(f)                       .15%         .13%^
 Expenses, before waivers/reimbursements(f)                      3.56%       46.11%^
 Net investment income(c)(f)                                     2.54%        2.81%^
Portfolio turnover rate                                           116%          15%
-------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                     CLASS R
                                                                         DECEMBER 15,
                                                             YEAR ENDED   2014(a) TO
                                                              JULY 31,     JULY 31,
                                                                2016         2015
-------------------------------------------------------------------------------------
Net asset value, beginning of period                           $10.04       $10.00
                                                               ------       ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(b)(c)                                       .21          .15
Net realized and unrealized gain on investment transactions       .08          .09
Contributions from Affiliates                                     .00(d)     - 0 -
                                                               ------       ------
Net increase in net asset value from operations                   .29          .24
                                                               ------       ------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                             (.10)        (.20)
Distributions from net realized gain on investment
 transactions                                                    (.01)       - 0 -
                                                               ------       ------
Total dividends and distributions                                (.11)        (.20)
                                                               ------       ------
Net asset value, end of period                                 $10.22       $10.04
                                                               ======       ======
TOTAL RETURN
Total investment return based on net asset value(e)              2.99%        2.43%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                      $  622       $   10
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements(f)                       .65%         .63%^
 Expenses, before waivers/reimbursements(f)                      3.59%       30.49%^
 Net investment income(c)(f)                                     2.12%        2.31%^
Portfolio turnover rate                                           116%          15%
-------------------------------------------------------------------------------------

See footnotes on page 129.

--------------------------------------------------------------------------------

                                                                     CLASS K
                                                                         DECEMBER 15,
                                                             YEAR ENDED   2014(a) TO
                                                              JULY 31,     JULY 31,
                                                                2016         2015
-------------------------------------------------------------------------------------
Net asset value, beginning of period                          $ 10.05       $10.00
                                                              -------       ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(b)(c)                                       .23          .10
Net realized and unrealized gain on investment transactions       .08          .15
Contributions from Affiliates                                     .00(d)     - 0 -
                                                              -------       ------
Net increase in net asset value from operations                   .31          .25
                                                              -------       ------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                             (.11)        (.20)
Distributions from net realized gain on investment
 transactions                                                    (.01)       - 0 -
                                                              -------       ------
Total dividends and distributions                                (.12)        (.20)
                                                              -------       ------
Net asset value, end of period                                $ 10.24       $10.05
                                                              =======       ======
TOTAL RETURN
Total investment return based on net asset value(e)              3.16%        2.54%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                     $13,222       $  597
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements(f)                       .40%         .38%^
 Expenses, before waivers/reimbursements(f)                      2.84%       23.54%^
 Net investment income(c)(f)                                     2.39%        1.72%^
Portfolio turnover rate                                           116%          15%
-------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                     CLASS I
                                                                        DECEMBER 15,
                                                             YEAR ENDED  2014(a) TO
                                                              JULY 31,    JULY 31,
                                                                2016        2015
------------------------------------------------------------------------------------
Net asset value, beginning of period                           $10.07      $10.00
                                                               ------      ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(b)(c)                                       .31         .18
Net realized and unrealized gain on investment transactions       .02         .09
                                                               ------      ------
Net increase in net asset value from operations                   .33         .27
                                                               ------      ------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                             (.11)       (.20)
Distributions from net realized gain on investment
 transactions                                                    (.01)      - 0 -
                                                               ------      ------
Total dividends and distributions                                (.12)       (.20)
                                                               ------      ------
Net asset value, end of period                                 $10.28      $10.07
                                                               ======      ======
TOTAL RETURN
Total investment return based on net asset value(e)              3.38%       2.76%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                      $   14      $  966
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements(f)                       .13%        .13%^
 Expenses, before waivers/reimbursements(f)                     10.46%      29.96%^
 Net investment income(c)(f)                                     3.17%       2.82%^
Portfolio turnover rate                                           116%         15%
------------------------------------------------------------------------------------

See footnotes on page 129.

--------------------------------------------------------------------------------

                                                                     CLASS Z
                                                                        DECEMBER 15,
                                                             YEAR ENDED  2014(a) TO
                                                              JULY 31,    JULY 31,
                                                                2016        2015
------------------------------------------------------------------------------------
Net asset value, beginning of period                           $10.07      $10.00
                                                               ------      ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(b)(c)                                       .23         .18
Net realized and unrealized gain on investment transactions       .10         .09
                                                               ------      ------
Net increase in net asset value from operations                   .33         .27
                                                               ------      ------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                             (.11)       (.20)
Distributions from net realized gain on investment
 transactions                                                    (.01)      - 0 -
                                                               ------      ------
Total dividends and distributions                                (.12)       (.20)
                                                               ------      ------
Net asset value, end of period                                 $10.28      $10.07
                                                               ======      ======
TOTAL RETURN
Total investment return based on net asset value(e)              3.38%       2.76%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                      $   11      $   10
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements(f)                       .15%        .13%^
 Expenses, before waivers/reimbursements(f)                      6.29%      30.01%^
 Net investment income(c)(f)                                     2.39%       2.82%^
Portfolio turnover rate                                           116%         15%
------------------------------------------------------------------------------------

See footnotes on page 129.

AB MULTI-MANAGER SELECT 2015 FUND
--------------------------------------------------------------------------------

                                                                      CLASS A
                                                                          DECEMBER 15,
                                                             YEAR ENDED    2014(a) TO
                                                              JULY 31,      JULY 31,
                                                                2016          2015
--------------------------------------------------------------------------------------
Net asset value, beginning of period                           $10.26        $10.00
                                                               ------        ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(b)(c)                                       .24           .10
Net realized and unrealized gain on investment transactions       .09           .20+
Contributions from Affiliates(d)                                  .00           .00
                                                               ------        ------
Net increase in net asset value from operations                   .33           .30
                                                               ------        ------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                             (.13)         (.04)
Distributions from net realized gain on investment
 transactions                                                    (.00)(d)     - 0 -
                                                               ------        ------
Total dividends and distributions                                (.13)         (.04)
                                                               ------        ------
Net asset value, end of period                                 $10.46        $10.26
                                                               ======        ======
TOTAL RETURN
Total investment return based on net asset value(e)              3.33%         2.99%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                      $3,613        $  168
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements(f)                       .40%          .42%^
 Expenses, before waivers/reimbursements(f)                      1.31%        26.98%^
 Net investment income(c)(f)                                     2.47%         1.50%^
Portfolio turnover rate                                            83%           18%
--------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                      CLASS C
                                                                          DECEMBER 15,
                                                             YEAR ENDED    2014(a) TO
                                                              JULY 31,      JULY 31,
                                                                2016          2015
--------------------------------------------------------------------------------------
Net asset value, beginning of period                           $10.21        $10.00
                                                               ------        ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(b)(c)                                       .15           .06
Net realized and unrealized gain on investment transactions       .11           .19+
Contributions from Affiliates(d)                                  .00           .00
                                                               ------        ------
Net increase in net asset value from operations                   .26           .25
                                                               ------        ------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                             (.07)         (.04)
Distributions from net realized gain on investment
 transactions                                                    (.00)(d)     - 0 -
                                                               ------        ------
Total dividends and distributions                                (.07)         (.04)
                                                               ------        ------
Net asset value, end of period                                 $10.40        $10.21
                                                               ======        ======
TOTAL RETURN
Total investment return based on net asset value(e)              2.63%         2.45%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                      $  717        $  374
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements(f)                      1.16%         1.17%^
 Expenses, before waivers/reimbursements(f)                      2.52%        19.67%^
 Net investment income(c)(f)                                     1.55%          .90%^
Portfolio turnover rate                                            83%           18%
--------------------------------------------------------------------------------------

See footnotes on page 129.

--------------------------------------------------------------------------------

                                                                   ADVISOR CLASS
                                                                          DECEMBER 15,
                                                             YEAR ENDED    2014(a) TO
                                                              JULY 31,      JULY 31,
                                                                2016          2015
--------------------------------------------------------------------------------------
Net asset value, beginning of period                           $10.27        $10.00
                                                               ------        ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(b)(c)                                       .27           .12
Net realized and unrealized gain on investment transactions       .11           .19+
Contributions from Affiliates(d)                                  .00           .00
                                                               ------        ------
Net increase in net asset value from operations                   .38           .31
                                                               ------        ------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                             (.02)         (.04)
Distributions from net realized gain on investment
 transactions                                                    (.00)(d)     - 0 -
                                                               ------        ------
Total dividends and distributions                                (.02)         (.04)
                                                               ------        ------
Net asset value, end of period                                 $10.63        $10.27
                                                               ======        ======
TOTAL RETURN
Total investment return based on net asset value(e)              3.68%         3.11%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                      $   70        $   61
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements(f)                       .16%          .17%^
 Expenses, before waivers/reimbursements(f)                      1.58%        26.67%^
 Net investment income(c)(f)                                     2.68%         1.82%^
Portfolio turnover rate                                            83%           18%
--------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                      CLASS R
                                                                          DECEMBER 15,
                                                             YEAR ENDED    2014(a) TO
                                                              JULY 31,      JULY 31,
                                                                2016          2015
--------------------------------------------------------------------------------------
Net asset value, beginning of period                           $10.07        $10.00
                                                               ------        ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(b)(c)                                       .21           .11
Net realized and unrealized gain on investment transactions       .10           .17+
Contributions from Affiliates(d)                                  .00           .00
                                                               ------        ------
Net increase in net asset value from operations                   .31           .28
                                                               ------        ------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                             (.13)         (.21)
Distributions from net realized gain on investment
 transactions                                                    (.00)(d)     - 0 -
                                                               ------        ------
Total dividends and distributions                                (.13)         (.21)
                                                               ------        ------
Net asset value, end of period                                 $10.25        $10.07
                                                               ======        ======
TOTAL RETURN
Total investment return based on net asset value(e)              3.10%         2.84%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                      $  375        $  247
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements(f)                       .66%          .67%^
 Expenses, before waivers/reimbursements(f)                      1.95%        15.95%^
 Net investment income(c)(f)                                     2.15%         1.74%^
Portfolio turnover rate                                            83%           18%
--------------------------------------------------------------------------------------

See footnotes on page 129.

--------------------------------------------------------------------------------

                                                                      CLASS K
                                                                          DECEMBER 15,
                                                             YEAR ENDED    2014(a) TO
                                                              JULY 31,      JULY 31,
                                                                2016          2015
--------------------------------------------------------------------------------------
Net asset value, beginning of period                          $ 10.09        $10.00
                                                              -------        ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(b)(c)                                       .24           .08
Net realized and unrealized gain on investment transactions       .09           .22+
Contributions from Affiliates(d)                                  .00           .00
                                                              -------        ------
Net increase in net asset value from operations                   .33           .30
                                                              -------        ------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                             (.14)         (.21)
Distributions from net realized gain on investment
 transactions                                                    (.00)(d)     - 0 -
                                                              -------        ------
Total dividends and distributions                                (.14)         (.21)
                                                              -------        ------
Net asset value, end of period                                $ 10.28        $10.09
                                                              =======        ======
TOTAL RETURN
Total investment return based on net asset value(e)              3.35%         3.06%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                     $41,604        $3,780
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements(f)                       .41%          .42%^
 Expenses, before waivers/reimbursements(f)                      1.37%        10.55%^
 Net investment income(c)(f)                                     2.48%         1.30%^
Portfolio turnover rate                                            83%           18%
--------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                      CLASS I
                                                                          DECEMBER 15,
                                                             YEAR ENDED    2014(a) TO
                                                              JULY 31,      JULY 31,
                                                                2016          2015
--------------------------------------------------------------------------------------
Net asset value, beginning of period                           $10.10        $10.00
                                                               ------        ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(b)(c)                                       .30           .18
Net realized and unrealized gain on investment transactions       .06           .14+
Contributions from Affiliates(d)                                  .00           .00
                                                               ------        ------
Net increase in net asset value from operations                   .36           .32
                                                               ------        ------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                             (.15)         (.22)
Distributions from net realized gain on investment
 transactions                                                    (.00)(d)     - 0 -
                                                               ------        ------
Total dividends and distributions                                (.15)         (.22)
                                                               ------        ------
Net asset value, end of period                                 $10.31        $10.10
                                                               ======        ======
TOTAL RETURN
Total investment return based on net asset value(e)              3.60%         3.17%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                      $  541        $  969
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements(f)                       .16%          .17%^
 Expenses, before waivers/reimbursements(f)                      1.74%        25.68%^
 Net investment income(c)(f)                                     3.06%         2.91%^
Portfolio turnover rate                                            83%           18%
--------------------------------------------------------------------------------------

See footnotes on page 129.

--------------------------------------------------------------------------------

                                                                      CLASS Z
                                                                          DECEMBER 15,
                                                             YEAR ENDED    2014(a) TO
                                                              JULY 31,      JULY 31,
                                                                2016          2015
--------------------------------------------------------------------------------------
Net asset value, beginning of period                           $10.10        $10.00
                                                               ------        ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(b)(c)                                       .24           .18
Net realized and unrealized gain on investment transactions       .11           .14+
Contributions from Affiliates(d)                                  .00           .00
                                                               ------        ------
Net increase in net asset value from operations                   .35           .32
                                                               ------        ------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                             (.14)         (.22)
Distributions from net realized gain on investment
 transactions                                                    (.00)(d)     - 0 -
                                                               ------        ------
Total dividends and distributions                                (.14)         (.22)
                                                               ------        ------
Net asset value, end of period                                 $10.31        $10.10
                                                               ======        ======
TOTAL RETURN
Total investment return based on net asset value(e)              3.60%         3.17%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                      $   11        $   10
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements(f)                       .16%          .17%^
 Expenses, before waivers/reimbursements(f)                      1.47%        25.70%^
 Net investment income(c)(f)                                     2.49%         2.91%^
Portfolio turnover rate                                            83%           18%
--------------------------------------------------------------------------------------

See footnotes on page 129.

AB MULTI-MANAGER SELECT 2020 FUND
--------------------------------------------------------------------------------

                                                                     CLASS A
                                                                        DECEMBER 15,
                                                             YEAR ENDED  2014(a) TO
                                                              JULY 31,    JULY 31,
                                                                2016        2015
------------------------------------------------------------------------------------
Net asset value, beginning of period                           $10.28      $10.00
                                                               ------      ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(b)(c)                                       .23         .12
Net realized and unrealized gain on investment transactions       .09         .24+
Contributions from Affiliates(d)                                  .00         .00
                                                               ------      ------
Net increase in net asset value from operations                   .32         .36
                                                               ------      ------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                             (.13)       (.08)
Distributions from net realized gain on investment
 transactions                                                    (.01)      - 0 -
                                                               ------      ------
Total dividends and distributions                                (.14)       (.08)
                                                               ------      ------
Net asset value, end of period                                 $10.46      $10.28
                                                               ======      ======
TOTAL RETURN
Total investment return based on net asset value(e)              3.19%       3.58%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                      $8,339      $  521
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements(f)                       .45%        .46%^
 Expenses, before waivers/reimbursements(f)                      1.00%       9.77%^
 Net investment income(c)(f)                                     2.37%       2.00%^
Portfolio turnover rate                                            81%        100%
------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                     CLASS C
                                                                        DECEMBER 15,
                                                             YEAR ENDED  2014(a) TO
                                                              JULY 31,    JULY 31,
                                                                2016        2015
------------------------------------------------------------------------------------
Net asset value, beginning of period                           $10.23      $10.00
                                                               ------      ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(b)(c)                                       .15         .06
Net realized and unrealized gain on investment transactions       .09         .24+
Contributions from Affiliates(d)                                  .00         .00
                                                               ------      ------
Net increase in net asset value from operations                   .24         .30
                                                               ------      ------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                             (.10)       (.07)
Distributions from net realized gain on investment
 transactions                                                    (.01)      - 0 -
                                                               ------      ------
Total dividends and distributions                                (.11)       (.07)
                                                               ------      ------
Net asset value, end of period                                 $10.36      $10.23
                                                               ======      ======
TOTAL RETURN
Total investment return based on net asset value(e)              2.38%       3.04%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                      $1,286      $  370
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements(f)                      1.20%       1.21%^
 Expenses, before waivers/reimbursements(f)                      1.82%      12.82%^
 Net investment income(c)(f)                                     1.57%        .95%^
Portfolio turnover rate                                            81%        100%
------------------------------------------------------------------------------------

See footnotes on page 129.

--------------------------------------------------------------------------------

                                                                  ADVISOR CLASS
                                                                        DECEMBER 15,
                                                             YEAR ENDED  2014(a) TO
                                                              JULY 31,    JULY 31,
                                                                2016        2015
------------------------------------------------------------------------------------
Net asset value, beginning of period                           $10.30      $10.00
                                                               ------      ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(b)(c)                                       .29         .18
Net realized and unrealized gain on investment transactions       .05         .20+
Contributions from Affiliates(d)                                  .00         .00
                                                               ------      ------
Net increase in net asset value from operations                   .34         .38
                                                               ------      ------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                             (.13)       (.08)
Distributions from net realized gain on investment
 transactions                                                    (.01)      - 0 -
                                                               ------      ------
Total dividends and distributions                                (.14)       (.08)
                                                               ------      ------
Net asset value, end of period                                 $10.50      $10.30
                                                               ======      ======
TOTAL RETURN
Total investment return based on net asset value(e)              3.36%       3.80%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                      $  179      $   15
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements(f)                       .20%        .21%^
 Expenses, before waivers/reimbursements(f)                       .69%      25.25%^
 Net investment income(c)(f)                                     2.96%       2.74%^
Portfolio turnover rate                                            81%        100%
------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                     CLASS R
                                                                        DECEMBER 15,
                                                             YEAR ENDED  2014(a) TO
                                                              JULY 31,    JULY 31,
                                                                2016        2015
------------------------------------------------------------------------------------
Net asset value, beginning of period                           $10.09      $10.00
                                                               ------      ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(b)(c)                                       .22         .12
Net realized and unrealized gain on investment transactions       .06         .22+
Contributions from Affiliates(d)                                  .00         .00
                                                               ------      ------
Net increase in net asset value from operations                   .28         .34
                                                               ------      ------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                             (.13)       (.25)
Distributions from net realized gain on investment
 transactions                                                    (.01)      - 0 -
                                                               ------      ------
Total dividends and distributions                                (.14)       (.25)
                                                               ------      ------
Net asset value, end of period                                 $10.23      $10.09
                                                               ======      ======
TOTAL RETURN
Total investment return based on net asset value(e)              2.84%       3.43%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                      $2,328      $  296
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements(f)                       .70%        .71%^
 Expenses, before waivers/reimbursements(f)                      1.36%       8.32%^
 Net investment income(c)(f)                                     2.25%       1.93%^
Portfolio turnover rate                                            81%        100%
------------------------------------------------------------------------------------

See footnotes on page 129.

--------------------------------------------------------------------------------

                                                                     CLASS K
                                                                        DECEMBER 15,
                                                             YEAR ENDED  2014(a) TO
                                                              JULY 31,    JULY 31,
                                                                2016        2015
------------------------------------------------------------------------------------
Net asset value, beginning of period                          $ 10.11      $10.00
                                                              -------      ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(b)(c)                                       .23         .10
Net realized and unrealized gain on investment transactions       .07         .26+
Contributions from Affiliates(d)                                  .00         .00
                                                              -------      ------
Net increase in net asset value from operations                   .30         .36
                                                              -------      ------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                             (.13)       (.25)
Distributions from net realized gain on investment
 transactions                                                    (.01)      - 0 -
                                                              -------      ------
Total dividends and distributions                                (.14)       (.25)
                                                              -------      ------
Net asset value, end of period                                $ 10.27      $10.11
                                                              =======      ======
TOTAL RETURN
Total investment return based on net asset value(e)              3.08%       3.65%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                     $72,587      $6,854
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements(f)                       .45%        .46%^
 Expenses, before waivers/reimbursements(f)                      1.04%       5.40%^
 Net investment income(c)(f)                                     2.40%       1.68%^
Portfolio turnover rate                                            81%        100%
------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                     CLASS I
                                                                        DECEMBER 15,
                                                             YEAR ENDED  2014(a) TO
                                                              JULY 31,    JULY 31,
                                                                2016        2015
------------------------------------------------------------------------------------
Net asset value, beginning of period                           $10.12      $10.00
                                                               ------      ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(b)(c)                                       .28         .19
Net realized and unrealized gain on investment transactions       .05         .18+
Contributions from Affiliates(d)                                  .00         .00
                                                               ------      ------
Net increase in net asset value from operations                   .33         .37
                                                               ------      ------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                             (.14)       (.25)
Distributions from net realized gain on investment
 transactions                                                    (.01)      - 0 -
                                                               ------      ------
Total dividends and distributions                                (.15)       (.25)
                                                               ------      ------
Net asset value, end of period                                 $10.30      $10.12
                                                               ======      ======
TOTAL RETURN
Total investment return based on net asset value(e)              3.34%       3.76%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                      $2,376      $  975
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements(f)                       .20%        .21%^
 Expenses, before waivers/reimbursements(f)                       .80%      24.45%^
 Net investment income(c)(f)                                     2.89%       2.98%^
Portfolio turnover rate                                            81%        100%
------------------------------------------------------------------------------------

See footnotes on page 129.

--------------------------------------------------------------------------------

                                                                     CLASS Z
                                                                        DECEMBER 15,
                                                             YEAR ENDED  2014(a) TO
                                                              JULY 31,    JULY 31,
                                                                2016        2015
------------------------------------------------------------------------------------
Net asset value, beginning of period                           $10.12      $10.00
                                                               ------      ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(b)(c)                                       .24         .19
Net realized and unrealized gain on investment transactions       .09         .18+
Contributions from Affiliates(d)                                  .00         .00
                                                               ------      ------
Net increase in net asset value from operations                   .33         .37
                                                               ------      ------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                             (.14)       (.25)
Distributions from net realized gain on investment
 transactions                                                    (.01)      - 0 -
                                                               ------      ------
Total dividends and distributions                                (.15)       (.25)
                                                               ------      ------
Net asset value, end of period                                 $10.30      $10.12
                                                               ======      ======
TOTAL RETURN
Total investment return based on net asset value(e)              3.32%       3.76%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                      $   11      $   10
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements(f)                       .20%        .21%^
 Expenses, before waivers/reimbursements(f)                       .97%      24.49%^
 Net investment income(c)(f)                                     2.42%       2.99%^
Portfolio turnover rate                                            81%        100%
------------------------------------------------------------------------------------

See footnotes on page 129.

AB MULTI-MANAGER SELECT 2025 FUND
--------------------------------------------------------------------------------

                                                                      CLASS A
                                                                          DECEMBER 15,
                                                             YEAR ENDED    2014(a) TO
                                                              JULY 31,      JULY 31,
                                                                2016          2015
--------------------------------------------------------------------------------------
Net asset value, beginning of period                           $10.33        $10.00
                                                               ------        ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(b)(c)                                       .24           .11
Net realized and unrealized gain on investment transactions       .03           .33+
Contributions from Affiliates(d)                                  .00           .00
                                                               ------        ------
Net increase in net asset value from operations                   .27           .44
                                                               ------        ------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                             (.15)         (.11)
Distributions from net realized gain on investment
 transactions                                                    (.00)(d)     - 0 -
                                                               ------        ------
Total dividends and distributions                                (.15)         (.11)
                                                               ------        ------
Net asset value, end of period                                 $10.45        $10.33
                                                               ======        ======
TOTAL RETURN
Total investment return based on net asset value(e)              2.65%         4.43%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                      $8,857        $  174
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements(f)                       .44%          .45%^
 Expenses, before waivers/reimbursements(f)                       .83%        13.53%^
 Net investment income(c)(f)                                     2.39%         1.73%^
Portfolio turnover rate                                            75%           22%
--------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                      CLASS C
                                                                          DECEMBER 15,
                                                             YEAR ENDED    2014(a) TO
                                                              JULY 31,      JULY 31,
                                                                2016          2015
--------------------------------------------------------------------------------------
Net asset value, beginning of period                           $10.29        $10.00
                                                               ------        ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(b)(c)                                       .14           .05
Net realized and unrealized gain on investment transactions       .06           .35+
Contributions from Affiliates(d)                                  .00           .00
                                                               ------        ------
Net increase in net asset value from operations                   .20           .40
                                                               ------        ------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                             (.11)         (.11)
Distributions from net realized gain on investment
 transactions                                                    (.00)(d)     - 0 -
                                                               ------        ------
Total dividends and distributions                                (.11)         (.11)
                                                               ------        ------
Net asset value, end of period                                 $10.38        $10.29
                                                               ======        ======
TOTAL RETURN
Total investment return based on net asset value(e)              1.97%         3.99%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                      $  818        $  138
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements(f)                      1.19%         1.20%^
 Expenses, before waivers/reimbursements(f)                      1.68%        15.69%^
 Net investment income(c)(f)                                     1.38%          .72%^
Portfolio turnover rate                                            75%           22%
--------------------------------------------------------------------------------------

See footnotes on page 129.

--------------------------------------------------------------------------------

                                                                   ADVISOR CLASS
                                                                          DECEMBER 15,
                                                             YEAR ENDED    2014(a) TO
                                                              JULY 31,      JULY 31,
                                                                2016          2015
--------------------------------------------------------------------------------------
Net asset value, beginning of period                           $10.35        $10.00
                                                               ------        ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(b)(c)                                       .25           .11
Net realized and unrealized gain on investment transactions       .05           .35+
Contributions from Affiliates(d)                                  .00           .00
                                                               ------        ------
Net increase in net asset value from operations                   .30           .46
                                                               ------        ------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                             (.14)         (.11)
Distributions from net realized gain on investment
 transactions                                                    (.00)(d)     - 0 -
                                                               ------        ------
Total dividends and distributions                                (.14)         (.11)
                                                               ------        ------
Net asset value, end of period                                 $10.51        $10.35
                                                               ======        ======
TOTAL RETURN
Total investment return based on net asset value(e)              2.97%         4.65%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                      $  708        $  534
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements(f)                       .19%          .20%^
 Expenses, before waivers/reimbursements(f)                       .79%        13.26%^
 Net investment income(c)(f)                                     2.51%         1.71%^
Portfolio turnover rate                                            75%           22%
--------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                      CLASS R
                                                                          DECEMBER 15,
                                                             YEAR ENDED    2014(a) TO
                                                              JULY 31,      JULY 31,
                                                                2016          2015
--------------------------------------------------------------------------------------
Net asset value, beginning of period                           $10.14        $10.00
                                                               ------        ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(b)(c)                                       .20           .12
Net realized and unrealized gain on investment transactions       .04           .31+
Contributions from Affiliates(d)                                  .00           .00
                                                               ------        ------
Net increase in net asset value from operations                   .24           .43
                                                               ------        ------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                             (.14)         (.29)
Distributions from net realized gain on investment
 transactions                                                    (.00)(d)     - 0 -
                                                               ------        ------
Total dividends and distributions                                (.14)         (.29)
                                                               ------        ------
Net asset value, end of period                                 $10.24        $10.14
                                                               ======        ======
TOTAL RETURN
Total investment return based on net asset value(e)              2.44%         4.28%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                      $2,802        $  482
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements(f)                       .69%          .70%^
 Expenses, before waivers/reimbursements(f)                      1.01%         7.14%^
 Net investment income(c)(f)                                     2.10%         1.98%^
Portfolio turnover rate                                            75%           22%
--------------------------------------------------------------------------------------

See footnotes on page 129.

--------------------------------------------------------------------------------

                                                                      CLASS K
                                                                           DECEMBER 15,
                                                              YEAR ENDED    2014(a) TO
                                                               JULY 31,      JULY 31,
                                                                 2016          2015
---------------------------------------------------------------------------------------
Net asset value, beginning of period                          $  10.16       $ 10.00
                                                              --------       -------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(b)(c)                                        .22           .09
Net realized and unrealized gain on investment transactions        .05           .36+
Contributions from Affiliates(d)                                   .00           .00
                                                              --------       -------
Net increase in net asset value from operations                    .27           .45
                                                              --------       -------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                              (.15)         (.29)
Distributions from net realized gain on investment
 transactions                                                     (.00)(d)     - 0 -
                                                              --------       -------
Total dividends and distributions                                 (.15)         (.29)
                                                              --------       -------
Net asset value, end of period                                $  10.28       $ 10.16
                                                              ========       =======
TOTAL RETURN
Total investment return based on net asset value(e)               2.71%         4.50%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                     $106,535       $10,497
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements(f)                        .44%          .45%^
 Expenses, before waivers/reimbursements(f)                        .92%         5.97%^
 Net investment income(c)(f)                                      2.26%         1.46%^
Portfolio turnover rate                                             75%           22%
---------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                      CLASS I
                                                                          DECEMBER 15,
                                                             YEAR ENDED    2014(a) TO
                                                              JULY 31,      JULY 31,
                                                                2016          2015
--------------------------------------------------------------------------------------
Net asset value, beginning of period                           $10.17        $10.00
                                                               ------        ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(b)(c)                                       .27           .19
Net realized and unrealized gain on investment transactions       .02           .27+
Contributions from Affiliates(d)                                  .00           .00
                                                               ------        ------
Net increase in net asset value from operations                   .29           .46
                                                               ------        ------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                             (.15)         (.29)
Distributions from net realized gain on investment
 transactions                                                    (.00)(d)     - 0 -
                                                               ------        ------
Total dividends and distributions                                (.15)         (.29)
                                                               ------        ------
Net asset value, end of period                                 $10.31        $10.17
                                                               ======        ======
TOTAL RETURN
Total investment return based on net asset value(e)              2.96%         4.62%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                      $2,421        $  984
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements(f)                       .19%          .20%^
 Expenses, before waivers/reimbursements(f)                       .65%        22.66%^
 Net investment income(c)(f)                                     2.77%         3.04%^
Portfolio turnover rate                                            75%           22%
--------------------------------------------------------------------------------------

See footnotes on page 129.

--------------------------------------------------------------------------------

                                                                      CLASS Z
                                                                          DECEMBER 15,
                                                             YEAR ENDED    2014(a) TO
                                                              JULY 31,      JULY 31,
                                                                2016          2015
--------------------------------------------------------------------------------------
Net asset value, beginning of period                           $10.17        $10.00
                                                               ------        ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(b)(c)                                       .23           .19
Net realized and unrealized gain on investment transactions       .06           .27+
Contributions from Affiliates(d)                                  .00           .00
                                                               ------        ------
Net increase in net asset value from operations                   .29           .46
                                                               ------        ------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                             (.15)         (.29)
Distributions from net realized gain on investment
 transactions                                                    (.00)(d)     - 0 -
                                                               ------        ------
Total dividends and distributions                                (.15)         (.29)
                                                               ------        ------
Net asset value, end of period                                 $10.31        $10.17
                                                               ======        ======
TOTAL RETURN
Total investment return based on net asset value(e)              2.95%         4.62%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                      $   11        $   10
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements(f)                       .19%          .20%^
 Expenses, before waivers/reimbursements(f)                       .78%        22.69%^
 Net investment income(c)(f)                                     2.32%         3.04%^
Portfolio turnover rate                                            75%           22%
--------------------------------------------------------------------------------------

See footnotes on page 129.

AB MULTI-MANAGER SELECT 2030 FUND
--------------------------------------------------------------------------------

                                                                     CLASS A
                                                                        DECEMBER 15,
                                                             YEAR ENDED  2014(a) TO
                                                              JULY 31,    JULY 31,
                                                                2016        2015
------------------------------------------------------------------------------------
Net asset value, beginning of period                           $10.39      $10.00
                                                               ------      ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(b)(c)                                       .21         .08
Net realized and unrealized gain on investment transactions       .04         .47
Contributions from Affiliates(d)                                  .00         .00
                                                               ------      ------
Net increase in net asset value from operations                   .25         .55
                                                               ------      ------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                             (.13)       (.16)
Distributions from net realized gain on investment
 transactions                                                    (.01)      - 0 -
                                                               ------      ------
Total dividends and distributions                                (.14)       (.16)
                                                               ------      ------
Net asset value, end of period                                 $10.50      $10.39
                                                               ======      ======
TOTAL RETURN
Total investment return based on net asset value(e)              2.52%       5.49%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                      $8,554      $  317
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements(f)                       .48%        .49%^
 Expenses, before waivers/reimbursements(f)                       .97%      18.85%^
 Net investment income(c)(f)                                     2.14%       1.18%^
Portfolio turnover rate                                            72%         35%
------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                     CLASS C
                                                                        DECEMBER 15,
                                                             YEAR ENDED  2014(a) TO
                                                              JULY 31,    JULY 31,
                                                                2016        2015
------------------------------------------------------------------------------------
Net asset value, beginning of period                           $10.35      $10.00
                                                               ------      ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(b)(c)                                       .12         .12
Net realized and unrealized gain on investment transactions       .07         .38
Contributions from Affiliates(d)                                  .00         .00
                                                               ------      ------
Net increase in net asset value from operations                   .19         .50
                                                               ------      ------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                             (.11)       (.15)
Distributions from net realized gain on investment
 transactions                                                    (.01)      - 0 -
                                                               ------      ------
Total dividends and distributions                                (.12)       (.15)
                                                               ------      ------
Net asset value, end of period                                 $10.42      $10.35
                                                               ======      ======
TOTAL RETURN
Total investment return based on net asset value(e)              1.86%       5.04%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                      $  911      $   20
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements(f)                      1.23%       1.24%^
 Expenses, before waivers/reimbursements(f)                      1.83%      25.83%^
 Net investment income(c)(f)                                     1.17%       1.88%^
Portfolio turnover rate                                            72%         35%
------------------------------------------------------------------------------------

See footnotes on page 129.

--------------------------------------------------------------------------------

                                                                  ADVISOR CLASS
                                                                        DECEMBER 15,
                                                             YEAR ENDED  2014(a) TO
                                                              JULY 31,    JULY 31,
                                                                2016        2015
------------------------------------------------------------------------------------
Net asset value, beginning of period                           $10.41      $10.00
                                                               ------      ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(b)(c)                                       .25         .12
Net realized and unrealized gain on investment transactions       .04         .45
Contributions from Affiliates(d)                                  .00         .00
                                                               ------      ------
Net increase in net asset value from operations                   .29         .57
                                                               ------      ------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                             (.14)       (.16)
Distributions from net realized gain on investment
 transactions                                                    (.01)      - 0 -
                                                               ------      ------
Total dividends and distributions                                (.15)       (.16)
                                                               ------      ------
Net asset value, end of period                                 $10.55      $10.41
                                                               ======      ======
TOTAL RETURN
Total investment return based on net asset value(e)              2.82%       5.71%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                      $  702      $   50
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements(f)                       .23%        .24%^
 Expenses, before waivers/reimbursements(f)                       .70%      18.70%^
 Net investment income(c)(f)                                     2.54%       1.82%^
Portfolio turnover rate                                            72%         35%
------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                     CLASS R
                                                                        DECEMBER 15,
                                                             YEAR ENDED  2014(a) TO
                                                              JULY 31,    JULY 31,
                                                                2016        2015
------------------------------------------------------------------------------------
Net asset value, beginning of period                           $10.20      $10.00
                                                               ------      ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(b)(c)                                       .18         .10
Net realized and unrealized gain on investment transactions       .05         .43
Contributions from Affiliates(d)                                  .00         .00
                                                               ------      ------
Net increase in net asset value from operations                   .23         .53
                                                               ------      ------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                             (.13)       (.33)
Distributions from net realized gain on investment
 transactions                                                    (.01)      - 0 -
                                                               ------      ------
Total dividends and distributions                                (.14)       (.33)
                                                               ------      ------
Net asset value, end of period                                 $10.29      $10.20
                                                               ======      ======
TOTAL RETURN
Total investment return based on net asset value(e)              2.32%       5.35%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                      $1,866      $  380
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements(f)                       .73%        .74%^
 Expenses, before waivers/reimbursements(f)                      1.40%       8.24%^
 Net investment income(c)(f)                                     1.89%       1.70%^
Portfolio turnover rate                                            72%         35%
------------------------------------------------------------------------------------

See footnotes on page 129.

--------------------------------------------------------------------------------

                                                                     CLASS K
                                                                        DECEMBER 15,
                                                             YEAR ENDED  2014(a) TO
                                                              JULY 31,    JULY 31,
                                                                2016        2015
------------------------------------------------------------------------------------
Net asset value, beginning of period                          $ 10.21      $10.00
                                                              -------      ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(b)(c)                                       .20         .08
Net realized and unrealized gain on investment transactions       .06         .46
Contributions from Affiliates(d)                                  .00         .00
                                                              -------      ------
Net increase in net asset value from operations                   .26         .54
                                                              -------      ------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                             (.14)       (.33)
Distributions from net realized gain on investment
 transactions                                                    (.01)      - 0 -
                                                              -------      ------
Total dividends and distributions                                (.15)       (.33)
                                                              -------      ------
Net asset value, end of period                                $ 10.32      $10.21
                                                              =======      ======
TOTAL RETURN
Total investment return based on net asset value(e)              2.60%       5.47%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                     $70,952      $7,785
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements(f)                       .48%        .49%^
 Expenses, before waivers/reimbursements(f)                      1.06%       7.09%^
 Net investment income(c)(f)                                     2.08%       1.28%^
Portfolio turnover rate                                            72%         35%
------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                     CLASS I
                                                                        DECEMBER 15,
                                                             YEAR ENDED  2014(a) TO
                                                              JULY 31,    JULY 31,
                                                                2016        2015
------------------------------------------------------------------------------------
Net asset value, beginning of period                           $10.23      $10.00
                                                               ------      ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(b)(c)                                       .24         .18
Net realized and unrealized gain on investment transactions       .03         .38
Contributions from Affiliates(d)                                  .00         .00
                                                               ------      ------
Net increase in net asset value from operations                   .27         .56
                                                               ------      ------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                             (.14)       (.33)
Distributions from net realized gain on investment
 transactions                                                    (.01)      - 0 -
                                                               ------      ------
Total dividends and distributions                                (.15)       (.33)
                                                               ------      ------
Net asset value, end of period                                 $10.35      $10.23
                                                               ======      ======
TOTAL RETURN
Total investment return based on net asset value(e)              2.75%       5.69%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                      $2,682      $  994
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements(f)                       .23%        .24%^
 Expenses, before waivers/reimbursements(f)                       .80%      22.26%^
 Net investment income(c)(f)                                     2.42%       2.90%^
Portfolio turnover rate                                            72%         35%
------------------------------------------------------------------------------------

See footnotes on page 129.

--------------------------------------------------------------------------------

                                                                     CLASS Z
                                                                        DECEMBER 15,
                                                             YEAR ENDED  2014(a) TO
                                                              JULY 31,    JULY 31,
                                                                2016        2015
------------------------------------------------------------------------------------
Net asset value, beginning of period                           $10.23      $10.00
                                                               ------      ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(b)(c)                                       .21         .18
Net realized and unrealized gain on investment transactions       .06         .38
Contributions from Affiliates(d)                                  .00         .00
                                                               ------      ------
Net increase in net asset value from operations                   .27         .56
                                                               ------      ------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                             (.14)       (.33)
Distributions from net realized gain on investment
 transactions                                                    (.01)      - 0 -
                                                               ------      ------
Total dividends and distributions                                (.15)       (.33)
                                                               ------      ------
Net asset value, end of period                                 $10.35      $10.23
                                                               ======      ======
TOTAL RETURN
Total investment return based on net asset value(e)              2.74%       5.69%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                      $   11      $   11
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements(f)                       .23%        .24%^
 Expenses, before waivers/reimbursements(f)                       .95%      22.28%^
 Net investment income(c)(f)                                     2.11%       2.88%^
Portfolio turnover rate                                            72%         35%
------------------------------------------------------------------------------------

See footnotes on page 129.

AB MULTI-MANAGER SELECT 2035 FUND
--------------------------------------------------------------------------------

                                                                      CLASS A
                                                                          DECEMBER 15,
                                                             YEAR ENDED    2014(a) TO
                                                              JULY 31,      JULY 31,
                                                                2016          2015
--------------------------------------------------------------------------------------
Net asset value, beginning of period                           $10.44        $10.00
                                                               ------        ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(b)(c)                                       .18           .07
Net realized and unrealized gain on investment transactions       .00(d)        .56
Contributions from Affiliates(d)                                  .00           .00
                                                               ------        ------
Net increase in net asset value from operations                   .18           .63
                                                               ------        ------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                             (.15)         (.19)
Distributions from net realized gain on investment
 transactions                                                    (.00)(d)     - 0 -
                                                               ------        ------
Total dividends and distributions                                (.15)         (.19)
                                                               ------        ------
Net asset value, end of period                                 $10.47        $10.44
                                                               ======        ======
TOTAL RETURN
Total investment return based on net asset value(e)              1.79%         6.34%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                      $7,259        $  288
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements(f)                       .49%          .49%^
 Expenses, before waivers/reimbursements(f)                      1.13%        14.64%^
 Net investment income(c)(f)                                     1.79%         1.09%^
Portfolio turnover rate                                            74%           17%
--------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                      CLASS C
                                                                          DECEMBER 15,
                                                             YEAR ENDED    2014(a) TO
                                                              JULY 31,      JULY 31,
                                                                2016          2015
--------------------------------------------------------------------------------------
Net asset value, beginning of period                           $10.40        $10.00
                                                               ------        ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(b)(c)                                       .08           .05
Net realized and unrealized gain on investment transactions       .02           .54
Contributions from Affiliates(d)                                  .00           .00
                                                               ------        ------
Net increase in net asset value from operations                   .10           .59
                                                               ------        ------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                             (.12)         (.19)
Distributions from net realized gain on investment
 transactions                                                    (.00)(d)     - 0 -
                                                               ------        ------
Total dividends and distributions                                (.12)         (.19)
                                                               ------        ------
Net asset value, end of period                                 $10.38        $10.40
                                                               ======        ======
TOTAL RETURN
Total investment return based on net asset value(e)               .98%         5.90%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                      $  959        $   65
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements(f)                      1.24%         1.24%^
 Expenses, before waivers/reimbursements(f)                      2.00%        19.46%^
 Net investment income(c)(f)                                      .84%          .76%^
Portfolio turnover rate                                            74%           17%
--------------------------------------------------------------------------------------

See footnotes on page 129.

--------------------------------------------------------------------------------

                                                                   ADVISOR CLASS
                                                                          DECEMBER 15,
                                                             YEAR ENDED    2014(a) TO
                                                              JULY 31,      JULY 31,
                                                                2016          2015
--------------------------------------------------------------------------------------
Net asset value, beginning of period                           $10.45        $10.00
                                                               ------        ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(b)(c)                                       .20           .07
Net realized and unrealized gain on investment transactions       .02           .57
Contributions from Affiliates(d)                                  .00           .00
                                                               ------        ------
Net increase in net asset value from operations                   .22           .64
                                                               ------        ------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                             (.12)         (.19)
Distributions from net realized gain on investment
 transactions                                                    (.00)(d)     - 0 -
                                                               ------        ------
Total dividends and distributions                                (.12)         (.19)
                                                               ------        ------
Net asset value, end of period                                 $10.55        $10.45
                                                               ======        ======
TOTAL RETURN
Total investment return based on net asset value(e)              2.12%         6.46%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                      $  450        $  171
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements(f)                       .24%          .24%^
 Expenses, before waivers/reimbursements(f)                       .99%        21.13%^
 Net investment income(c)(f)                                     2.03%         1.16%^
Portfolio turnover rate                                            74%           17%
--------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                      CLASS R
                                                                          DECEMBER 15,
                                                             YEAR ENDED    2014(a) TO
                                                              JULY 31,      JULY 31,
                                                                2016          2015
--------------------------------------------------------------------------------------
Net asset value, beginning of period                           $10.25        $10.00
                                                               ------        ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(b)(c)                                       .15           .10
Net realized and unrealized gain on investment transactions       .00(d)        .51
Contributions from Affiliates(d)                                  .00           .00
                                                               ------        ------
Net increase in net asset value from operations                   .15           .61
                                                               ------        ------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                             (.15)         (.36)
Distributions from net realized gain on investment
 transactions                                                    (.00)(d)     - 0 -
                                                               ------        ------
Total dividends and distributions                                (.15)         (.36)
                                                               ------        ------
Net asset value, end of period                                 $10.25        $10.25
                                                               ======        ======
TOTAL RETURN
Total investment return based on net asset value(e)              1.49%         6.22%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                      $1,396        $  216
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements(f)                       .74%          .74%^
 Expenses, before waivers/reimbursements(f)                      1.46%         9.15%^
 Net investment income(c)(f)                                     1.57%         1.62%^
Portfolio turnover rate                                            74%           17%
--------------------------------------------------------------------------------------

See footnotes on page 129.

--------------------------------------------------------------------------------

                                                                      CLASS K
                                                                          DECEMBER 15,
                                                             YEAR ENDED    2014(a) TO
                                                              JULY 31,      JULY 31,
                                                                2016          2015
--------------------------------------------------------------------------------------
Net asset value, beginning of period                          $ 10.26        $10.00
                                                              -------        ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(b)(c)                                       .17           .07
Net realized and unrealized gain on investment transactions       .01           .56
Contributions from Affiliates(d)                                  .00           .00
                                                              -------        ------
Net increase in net asset value from operations                   .18           .63
                                                              -------        ------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                             (.15)         (.37)
Distributions from net realized gain on investment
 transactions                                                    (.00)(d)     - 0 -
                                                              -------        ------
Total dividends and distributions                                (.15)         (.37)
                                                              -------        ------
Net asset value, end of period                                $ 10.29        $10.26
                                                              =======        ======
TOTAL RETURN
Total investment return based on net asset value(e)              1.85%         6.34%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                     $58,198        $6,768
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements(f)                       .49%          .49%^
 Expenses, before waivers/reimbursements(f)                      1.17%         6.39%^
 Net investment income(c)(f)                                     1.72%         1.16%^
Portfolio turnover rate                                            74%           17%
--------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                      CLASS I
                                                                          DECEMBER 15,
                                                             YEAR ENDED    2014(a) TO
                                                              JULY 31,      JULY 31,
                                                                2016          2015
--------------------------------------------------------------------------------------
Net asset value, beginning of period                           $10.28        $10.00
                                                               ------        ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(b)(c)                                       .20           .17
Net realized and unrealized gain on investment transactions       .00(d)        .48
Contributions from Affiliates(d)                                  .00           .00
                                                               ------        ------
Net increase in net asset value from operations                   .20           .65
                                                               ------        ------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                             (.16)         (.37)
Distributions from net realized gain on investment
 transactions                                                    (.00)(d)     - 0 -
                                                               ------        ------
Total dividends and distributions                                (.16)         (.37)
                                                               ------        ------
Net asset value, end of period                                 $10.32        $10.28
                                                               ======        ======
TOTAL RETURN
Total investment return based on net asset value(e)              2.01%         6.56%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                      $3,084        $1,001
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements(f)                       .24%          .24%^
 Expenses, before waivers/reimbursements(f)                       .91%        22.51%^
 Net investment income(c)(f)                                     2.10%         2.65%^
Portfolio turnover rate                                            74%           17%
--------------------------------------------------------------------------------------

See footnotes on page 129.

--------------------------------------------------------------------------------

                                                                      CLASS Z
                                                                          DECEMBER 15,
                                                             YEAR ENDED    2014(a) TO
                                                              JULY 31,      JULY 31,
                                                                2016          2015
--------------------------------------------------------------------------------------
Net asset value, beginning of period                           $10.28        $10.00
                                                               ------        ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(b)(c)                                       .17           .17
Net realized and unrealized gain on investment transactions       .03           .48
Contributions from Affiliates(d)                                  .00           .00
                                                               ------        ------
Net increase in net asset value from operations                   .20           .65
                                                               ------        ------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                             (.16)         (.37)
Distributions from net realized gain on investment
 transactions                                                    (.00)(d)     - 0 -
                                                               ------        ------
Total dividends and distributions                                (.16)         (.37)
                                                               ------        ------
Net asset value, end of period                                 $10.32        $10.28
                                                               ======        ======
TOTAL RETURN
Total investment return based on net asset value(e)              2.00%         6.56%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                      $   11        $   12
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements(f)                       .24%          .24%^
 Expenses, before waivers/reimbursements(f)                      1.16%        22.53%^
 Net investment income(c)(f)                                     1.77%         2.64%^
Portfolio turnover rate                                            74%           17%
--------------------------------------------------------------------------------------

See footnotes on page 129.

AB MULTI-MANAGER SELECT 2040 FUND
--------------------------------------------------------------------------------

                                                                      CLASS A
                                                                          DECEMBER 15,
                                                             YEAR ENDED    2014(a) TO
                                                              JULY 31,      JULY 31,
                                                                2016          2015
--------------------------------------------------------------------------------------
Net asset value, beginning of period                           $10.42        $10.00
                                                               ------        ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(b)(c)                                       .14           .11
Net realized and unrealized gain (loss) on investment
 transactions                                                    (.01)+         .58
Contributions from Affiliates(d)                                  .00           .00
                                                               ------        ------
Net increase in net asset value from operations                   .13           .69
                                                               ------        ------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                             (.15)         (.27)
Distributions from net realized gain on investment
 transactions                                                    (.00)(d)     - 0 -
                                                               ------        ------
Total dividends and distributions                                (.15)         (.27)
                                                               ------        ------
Net asset value, end of period                                 $10.40        $10.42
                                                               ======        ======
TOTAL RETURN
Total investment return based on net asset value(e)              1.28%         6.92%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                      $6,816        $   77
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements(f)                       .52%          .53%^
 Expenses, before waivers/reimbursements(f)                      1.18%        23.89%^
 Net investment income(c)(f)                                     1.45%         1.69%^
Portfolio turnover rate                                            69%           16%
--------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                      CLASS C
                                                                          DECEMBER 15,
                                                             YEAR ENDED    2014(a) TO
                                                              JULY 31,      JULY 31,
                                                                2016          2015
--------------------------------------------------------------------------------------
Net asset value, beginning of period                           $10.39        $10.00
                                                               ------        ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(b)(c)                                       .03           .09
Net realized and unrealized gain on investment transactions       .01           .56
Contributions from Affiliates(d)                                  .00           .00
                                                               ------        ------
Net increase in net asset value from operations                   .04           .65
                                                               ------        ------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                             (.10)         (.26)
Distributions from net realized gain on investment
 transactions                                                    (.00)(d)     - 0 -
                                                               ------        ------
Total dividends and distributions                                (.10)         (.26)
                                                               ------        ------
Net asset value, end of period                                 $10.33        $10.39
                                                               ======        ======
TOTAL RETURN
Total investment return based on net asset value(e)               .44%         6.57%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                      $  844        $   26
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements(f)                      1.27%         1.28%^
 Expenses, before waivers/reimbursements(f)                      2.03%        30.19%^
 Net investment income(c)(f)                                      .35%         1.35%^
Portfolio turnover rate                                            69%           16%
--------------------------------------------------------------------------------------

See footnotes on page 129.

--------------------------------------------------------------------------------

                                                                   ADVISOR CLASS
                                                                          DECEMBER 15,
                                                             YEAR ENDED    2014(a) TO
                                                              JULY 31,      JULY 31,
                                                                2016          2015
--------------------------------------------------------------------------------------
Net asset value, beginning of period                           $10.45        $10.00
                                                               ------        ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(b)(c)                                       .16           .15
Net realized and unrealized gain (loss) on investment
 transactions                                                    (.02)+         .57
Contributions from Affiliates(d)                                  .00           .00
                                                               ------        ------
Net increase in net asset value from operations                   .14           .72
                                                               ------        ------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                             (.10)         (.27)
Distributions from net realized gain on investment
 transactions                                                    (.00)(d)     - 0 -
                                                               ------        ------
Total dividends and distributions                                (.10)         (.27)
                                                               ------        ------
Net asset value, end of period                                 $10.49        $10.45
                                                               ======        ======
TOTAL RETURN
Total investment return based on net asset value(e)              1.40%         7.24%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                      $  268        $   15
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements(f)                       .27%          .28%^
 Expenses, before waivers/reimbursements(f)                       .89%        29.08%^
 Net investment income(c)(f)                                     1.58%         2.33%^
Portfolio turnover rate                                            69%           16%
--------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                      CLASS R
                                                                          DECEMBER 15,
                                                             YEAR ENDED    2014(a) TO
                                                              JULY 31,      JULY 31,
                                                                2016          2015
--------------------------------------------------------------------------------------
Net asset value, beginning of period                           $10.24        $10.00
                                                               ------        ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(b)(c)                                       .13           .11
Net realized and unrealized gain (loss) on investment
 transactions                                                    (.04)+         .57
Contributions from Affiliates(d)                                  .00           .00
                                                               ------        ------
Net increase in net asset value from operations                   .09           .68
                                                               ------        ------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                             (.15)         (.44)
Distributions from net realized gain on investment
 transactions                                                    (.00)(d)     - 0 -
                                                               ------        ------
Total dividends and distributions                                (.15)         (.44)
                                                               ------        ------
Net asset value, end of period                                 $10.18        $10.24
                                                               ======        ======
TOTAL RETURN
Total investment return based on net asset value(e)               .92%         6.91%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                      $1,224        $   36
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements(f)                       .77%          .78%^
 Expenses, before waivers/reimbursements(f)                      1.45%        14.63%^
 Net investment income(c)(f)                                     1.33%         1.71%^
Portfolio turnover rate                                            69%           16%
--------------------------------------------------------------------------------------

See footnotes on page 129.

--------------------------------------------------------------------------------

                                                                      CLASS K
                                                                          DECEMBER 15,
                                                             YEAR ENDED    2014(a) TO
                                                              JULY 31,      JULY 31,
                                                                2016          2015
--------------------------------------------------------------------------------------
Net asset value, beginning of period                          $ 10.25        $10.00
                                                              -------        ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(b)(c)                                       .13           .06
Net realized and unrealized gain (loss) on investment
 transactions                                                    (.01)+         .63
Contributions from Affiliates(d)                                  .00           .00
                                                              -------        ------
Net increase in net asset value from operations                   .12           .69
                                                              -------        ------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                             (.15)         (.44)
Distributions from net realized gain on investment
 transactions                                                    (.00)(d)     - 0 -
                                                              -------        ------
Total dividends and distributions                                (.15)         (.44)
                                                              -------        ------
Net asset value, end of period                                $ 10.22        $10.25
                                                              =======        ======
TOTAL RETURN
Total investment return based on net asset value(e)              1.23%         7.03%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                     $46,834        $8,623
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements(f)                       .52%          .53%^
 Expenses, before waivers/reimbursements(f)                      1.30%         5.69%^
 Net investment income(c)(f)                                     1.38%         1.03%^
Portfolio turnover rate                                            69%           16%
--------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                      CLASS I
                                                                          DECEMBER 15,
                                                             YEAR ENDED    2014(a) TO
                                                              JULY 31,      JULY 31,
                                                                2016          2015
--------------------------------------------------------------------------------------
Net asset value, beginning of period                           $10.27        $10.00
                                                               ------        ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(b)(c)                                       .19           .15
Net realized and unrealized gain (loss) on investment
 transactions                                                    (.05)+         .56
Contributions from Affiliates(d)                                  .00           .00
                                                               ------        ------
Net increase in net asset value from operations                   .14           .71
                                                               ------        ------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                             (.16)         (.44)
Distributions from net realized gain on investment
 transactions                                                    (.00)(d)     - 0 -
                                                               ------        ------
Total dividends and distributions                                (.16)         (.44)
                                                               ------        ------
Net asset value, end of period                                 $10.25        $10.27
                                                               ======        ======
TOTAL RETURN
Total investment return based on net asset value(e)              1.40%         7.25%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                      $2,140        $1,008
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements(f)                       .27%          .28%^
 Expenses, before waivers/reimbursements(f)                      1.11%        18.71%^
 Net investment income(c)(f)                                     2.00%         2.44%^
Portfolio turnover rate                                            69%           16%
--------------------------------------------------------------------------------------

See footnotes on page 129.

--------------------------------------------------------------------------------

                                                                      CLASS Z
                                                                          DECEMBER 15,
                                                             YEAR ENDED    2014(a) TO
                                                              JULY 31,      JULY 31,
                                                                2016          2015
--------------------------------------------------------------------------------------
Net asset value, beginning of period                           $10.27        $10.00
                                                               ------        ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(b)(c)                                       .14           .04
Net realized and unrealized gain on investment transactions       .00(d)        .67
Contributions from Affiliates(d)                                  .00           .00
                                                               ------        ------
Net increase in net asset value from operations                   .14           .71
                                                               ------        ------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                             (.16)         (.44)
Distributions from net realized gain on investment
 transactions                                                    (.00)(d)     - 0 -
                                                               ------        ------
Total dividends and distributions                                (.16)         (.44)
                                                               ------        ------
Net asset value, end of period                                 $10.25        $10.27
                                                               ======        ======
TOTAL RETURN
Total investment return based on net asset value(e)              1.38%         7.25%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                      $  519        $  522
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements(f)                       .27%          .28%^
 Expenses, before waivers/reimbursements(f)                      1.29%        16.54%^
 Net investment income(c)(f)                                     1.46%          .68%^
Portfolio turnover rate                                            69%           16%
--------------------------------------------------------------------------------------

See footnotes on page 129.

AB MULTI-MANAGER SELECT 2045 FUND
--------------------------------------------------------------------------------

                                                                     CLASS A
                                                                        DECEMBER 15,
                                                             YEAR ENDED  2014(a) TO
                                                              JULY 31,    JULY 31,
                                                                2016        2015
------------------------------------------------------------------------------------
Net asset value, beginning of period                           $10.51      $10.00
                                                               ------      ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(b)(c)                                       .15         .12
Net realized and unrealized gain (loss) on investment
 transactions                                                    (.08)+       .60
Contributions from Affiliates(d)                                  .00         .00
                                                               ------      ------
Net increase in net asset value from operations                   .07         .72
                                                               ------      ------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                             (.14)       (.21)
Distributions from net realized gain on investment
 transactions                                                    (.01)      - 0 -
                                                               ------      ------
Total dividends and distributions                                (.15)       (.21)
                                                               ------      ------
Net asset value, end of period                                 $10.43      $10.51
                                                               ======      ======
TOTAL RETURN
Total investment return based on net asset value(e)               .76%       7.21%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                      $5,107      $  111
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements(f)                       .52%        .54%^
 Expenses, before waivers/reimbursements(f)                      1.50%      28.43%^
 Net investment income(c)(f)                                     1.48%       1.96%^
Portfolio turnover rate                                            67%         14%
------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                     CLASS C
                                                                        DECEMBER 15,
                                                             YEAR ENDED  2014(a) TO
                                                              JULY 31,    JULY 31,
                                                                2016        2015
------------------------------------------------------------------------------------
Net asset value, beginning of period                           $10.47      $10.00
                                                               ------      ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(b)(c)                                       .04         .01
Net realized and unrealized gain (loss) on investment
 transactions                                                    (.05)+       .66
Contributions from Affiliates(d)                                  .00         .00
                                                               ------      ------
Net increase (decrease) in net asset value from operations       (.01)        .67
                                                               ------      ------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                             (.02)       (.20)
Distributions from net realized gain on investment
 transactions                                                    (.01)      - 0 -
                                                               ------      ------
Total dividends and distributions                                (.03)       (.20)
                                                               ------      ------
Net asset value, end of period                                 $10.43      $10.47
                                                               ======      ======
TOTAL RETURN
Total investment return based on net asset value(e)              (.05)%      6.76%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                      $  289      $   84
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements(f)                      1.27%       1.29%^
 Expenses, before waivers/reimbursements(f)                      2.74%      27.00%^
 Net investment income(c)(f)                                      .45%        .14%^
Portfolio turnover rate                                            67%         14%
------------------------------------------------------------------------------------

See footnotes on page 129.

--------------------------------------------------------------------------------

                                                                  ADVISOR CLASS
                                                                        DECEMBER 15,
                                                             YEAR ENDED  2014(a) TO
                                                              JULY 31,    JULY 31,
                                                                2016        2015
------------------------------------------------------------------------------------
Net asset value, beginning of period                           $10.53      $10.00
                                                               ------      ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(b)(c)                                       .18         .15
Net realized and unrealized gain (loss) on investment
 transactions                                                    (.09)+       .59
Contributions from Affiliates(d)                                  .00         .00
                                                               ------      ------
Net increase in net asset value from operations                   .09         .74
                                                               ------      ------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                             (.07)       (.21)
Distributions from net realized gain on investment
 transactions                                                    (.01)      - 0 -
                                                               ------      ------
Total dividends and distributions                                (.08)       (.21)
                                                               ------      ------
Net asset value, end of period                                 $10.54      $10.53
                                                               ======      ======
TOTAL RETURN
Total investment return based on net asset value(e)               .86%       7.43%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                      $   53      $   11
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements(f)                       .27%        .29%^
 Expenses, before waivers/reimbursements(f)                      1.39%      29.40%^
 Net investment income(c)(f)                                     1.81%       2.35%^
Portfolio turnover rate                                            67%         14%
------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                     CLASS R
                                                                        DECEMBER 15,
                                                             YEAR ENDED  2014(a) TO
                                                              JULY 31,    JULY 31,
                                                                2016        2015
------------------------------------------------------------------------------------
Net asset value, beginning of period                           $10.32      $10.00
                                                               ------      ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(b)(c)                                       .13         .10
Net realized and unrealized gain (loss) on investment
 transactions                                                    (.09)+       .60
Contributions from Affiliates(d)                                  .00         .00
                                                               ------      ------
Net increase in net asset value from operations                   .04         .70
                                                               ------      ------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                             (.15)       (.38)
Distributions from net realized gain on investment
 transactions                                                    (.01)      - 0 -
                                                               ------      ------
Total dividends and distributions                                (.16)       (.38)
                                                               ------      ------
Net asset value, end of period                                 $10.20      $10.32
                                                               ======      ======
TOTAL RETURN
Total investment return based on net asset value(e)               .41%       7.10%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                      $1,836      $   63
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements(f)                       .77%        .79%^
 Expenses, before waivers/reimbursements(f)                      1.60%      15.63%^
 Net investment income(c)(f)                                     1.33%       1.53%^
Portfolio turnover rate                                            67%         14%
------------------------------------------------------------------------------------

See footnotes on page 129.

--------------------------------------------------------------------------------

                                                                     CLASS K
                                                                        DECEMBER 15,
                                                             YEAR ENDED  2014(a) TO
                                                              JULY 31,    JULY 31,
                                                                2016        2015
------------------------------------------------------------------------------------
Net asset value, beginning of period                          $ 10.34      $10.00
                                                              -------      ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(b)(c)                                       .13         .06
Net realized and unrealized gain (loss) on investment
 transactions                                                    (.07)+       .66
Contributions from Affiliates(d)                                  .00         .00
                                                              -------      ------
Net increase in net asset value from operations                   .06         .72
                                                              -------      ------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                             (.15)       (.38)
Distributions from net realized gain on investment
 transactions                                                    (.01)      - 0 -
                                                              -------      ------
Total dividends and distributions                                (.16)       (.38)
                                                              -------      ------
Net asset value, end of period                                $ 10.24      $10.34
                                                              =======      ======
TOTAL RETURN
Total investment return based on net asset value(e)               .62%       7.32%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                     $34,012      $6,077
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements(f)                       .52%        .54%^
 Expenses, before waivers/reimbursements(f)                      1.57%       7.63%^
 Net investment income(c)(f)                                     1.32%        .93%^
Portfolio turnover rate                                            67%         14%
------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                     CLASS I
                                                                        DECEMBER 15,
                                                             YEAR ENDED  2014(a) TO
                                                              JULY 31,    JULY 31,
                                                                2016        2015
------------------------------------------------------------------------------------
Net asset value, beginning of period                           $10.34      $10.00
                                                               ------      ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(b)(c)                                       .17         .15
Net realized and unrealized gain (loss) on investment
 transactions                                                    (.08)+       .57
Contributions from Affiliates(d)                                  .00         .00
                                                               ------      ------
Net increase in net asset value from operations                   .09         .72
                                                               ------      ------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                             (.15)       (.38)
Distributions from net realized gain on investment
 transactions                                                    (.01)      - 0 -
                                                               ------      ------
Total dividends and distributions                                (.16)       (.38)
                                                               ------      ------
Net asset value, end of period                                 $10.27      $10.34
                                                               ======      ======
TOTAL RETURN
Total investment return based on net asset value(e)               .97%       7.34%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                      $2,319      $1,009
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements(f)                       .27%        .29%^
 Expenses, before waivers/reimbursements(f)                      1.41%      23.10%^
 Net investment income(c)(f)                                     1.79%       2.36%^
Portfolio turnover rate                                            67%         14%
------------------------------------------------------------------------------------

See footnotes on page 129.

--------------------------------------------------------------------------------

                                                                     CLASS Z
                                                                        DECEMBER 15,
                                                             YEAR ENDED  2014(a) TO
                                                              JULY 31,    JULY 31,
                                                                2016        2015
------------------------------------------------------------------------------------
Net asset value, beginning of period                           $10.34      $10.00
                                                               ------      ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(b)(c)                                       .14         .06
Net realized and unrealized gain (loss) on investment
 transactions                                                    (.05)+       .66
Contributions from Affiliates(d)                                  .00         .00
                                                               ------      ------
Net increase in net asset value from operations                   .09         .72
                                                               ------      ------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                             (.15)       (.38)
Distributions from net realized gain on investment
 transactions                                                    (.01)      - 0 -
                                                               ------      ------
Total dividends and distributions                                (.16)       (.38)
                                                               ------      ------
Net asset value, end of period                                 $10.27      $10.34
                                                               ======      ======
TOTAL RETURN
Total investment return based on net asset value(e)               .96%       7.34%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                      $  316      $  346
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements(f)                       .27%        .29%^
 Expenses, before waivers/reimbursements(f)                      1.78%      16.19%^
 Net investment income(c)(f)                                     1.41%        .96%^
Portfolio turnover rate                                            67%         14%
------------------------------------------------------------------------------------

See footnotes on page 129.

AB MULTI-MANAGER SELECT 2050 FUND
--------------------------------------------------------------------------------

                                                                     CLASS A
                                                                        DECEMBER 15,
                                                             YEAR ENDED  2014(a) TO
                                                              JULY 31,    JULY 31,
                                                                2016        2015
------------------------------------------------------------------------------------
Net asset value, beginning of period                           $10.49      $10.00
                                                               ------      ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(b)(c)                                       .11         .09
Net realized and unrealized gain (loss) on investment
 transactions                                                    (.03)+       .61
                                                               ------      ------
Net increase in net asset value from operations                   .08         .70
                                                               ------      ------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                             (.07)       (.21)
Distributions from net realized gain on investment
 transactions                                                    (.01)      - 0 -
                                                               ------      ------
Total dividends and distributions                                (.08)       (.21)
                                                               ------      ------
Net asset value, end of period                                 $10.49      $10.49
                                                               ======      ======
TOTAL RETURN
Total investment return based on net asset value(d)               .80%       7.06%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                      $1,206      $   66
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements(f)                       .52%        .53%^
 Expenses, before waivers/reimbursements(f)                      4.64%      36.42%^
 Net investment income(c)(f)                                     1.13%       1.37%^
Portfolio turnover rate                                            69%         16%
------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                     CLASS C
                                                                        DECEMBER 15,
                                                             YEAR ENDED  2014(a) TO
                                                              JULY 31,    JULY 31,
                                                                2016        2015
------------------------------------------------------------------------------------
Net asset value, beginning of period                           $10.44      $10.00
                                                               ------      ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(b)(c)                                       .03         .09
Net realized and unrealized gain (loss) on investment
 transactions                                                    (.02)+       .56
                                                               ------      ------
Net increase in net asset value from operations                   .01         .65
                                                               ------      ------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                            - 0 -        (.21)
Distributions from net realized gain on investment
 transactions                                                    (.01)      - 0 -
                                                               ------      ------
Total dividends and distributions                                (.01)       (.21)
                                                               ------      ------
Net asset value, end of period                                 $10.44      $10.44
                                                               ======      ======
TOTAL RETURN
Total investment return based on net asset value(d)               .07%       6.51%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                      $   50      $   11
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements(f)                      1.27%       1.28%^
 Expenses, before waivers/reimbursements(f)                      5.86%      41.11%^
 Net investment income(c)(f)                                      .27%       1.39%^
Portfolio turnover rate                                            69%         16%
------------------------------------------------------------------------------------

See footnotes on page 129.

--------------------------------------------------------------------------------

                                                                  ADVISOR CLASS
                                                                        DECEMBER 15,
                                                             YEAR ENDED  2014(a) TO
                                                              JULY 31,    JULY 31,
                                                                2016        2015
------------------------------------------------------------------------------------
Net asset value, beginning of period                           $10.50      $10.00
                                                               ------      ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(b)(c)                                       .14         .15
Net realized and unrealized gain (loss) on investment
 transactions                                                    (.03)+       .56
                                                               ------      ------
Net increase in net asset value from operations                   .11         .71
                                                               ------      ------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                            - 0 -        (.21)
Distributions from net realized gain on investment
 transactions                                                    (.01)      - 0 -
                                                               ------      ------
Total dividends and distributions                                (.01)       (.21)
                                                               ------      ------
Net asset value, end of period                                 $10.60      $10.50
                                                               ======      ======
TOTAL RETURN
Total investment return based on net asset value(d)              1.02%       7.18%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                      $   66      $   11
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements(f)                       .27%        .28%^
 Expenses, before waivers/reimbursements(f)                      4.28%      40.13%^
 Net investment income(c)(f)                                     1.44%       2.38%^
Portfolio turnover rate                                            69%         16%
------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                     CLASS R
                                                                         DECEMBER 15,
                                                             YEAR ENDED   2014(a) TO
                                                              JULY 31,     JULY 31,
                                                                2016         2015
-------------------------------------------------------------------------------------
Net asset value, beginning of period                           $10.29       $10.00
                                                               ------       ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(b)(c)                                       .06          .13
Net realized and unrealized gain on investment transactions       .00(d)       .55
                                                               ------       ------
Net increase in net asset value from operations                   .06          .68
                                                               ------       ------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                             (.13)        (.39)
Distributions from net realized gain on investment
 transactions                                                    (.01)       - 0 -
                                                               ------       ------
Total dividends and distributions                                (.14)        (.39)
                                                               ------       ------
Net asset value, end of period                                 $10.21       $10.29
                                                               ======       ======
TOTAL RETURN
Total investment return based on net asset value(d)               .60%        6.85%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                      $  406       $   22
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements(f)                       .77%         .78%^
 Expenses, before waivers/reimbursements(f)                      2.75%       25.29%^
 Net investment income(c)(f)                                      .57%        2.03%^
Portfolio turnover rate                                            69%          16%
-------------------------------------------------------------------------------------

See footnotes on page 129.

--------------------------------------------------------------------------------

                                                                     CLASS K
                                                                        DECEMBER 15,
                                                             YEAR ENDED  2014(a) TO
                                                              JULY 31,    JULY 31,
                                                                2016        2015
------------------------------------------------------------------------------------
Net asset value, beginning of period                          $ 10.30      $10.00
                                                              -------      ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(b)(c)                                       .12         .07
Net realized and unrealized gain (loss) on investment
 transactions                                                    (.04)+       .62
                                                              -------      ------
Net increase in net asset value from operations                   .08         .69
                                                              -------      ------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                             (.14)       (.39)
Distributions from net realized gain on investment
 transactions                                                    (.01)      - 0 -
                                                              -------      ------
Total dividends and distributions                                (.15)       (.39)
                                                              -------      ------
Net asset value, end of period                                $ 10.23      $10.30
                                                              =======      ======
TOTAL RETURN
Total investment return based on net asset value(d)               .80%       6.97%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                     $14,486      $1,613
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements(f)                       .52%        .53%^
 Expenses, before waivers/reimbursements(f)                      2.99%      16.29%^
 Net investment income(c)(f)                                     1.28%       1.09%^
Portfolio turnover rate                                            69%         16%
------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                     CLASS I
                                                                        DECEMBER 15,
                                                             YEAR ENDED  2014(a) TO
                                                              JULY 31,    JULY 31,
                                                                2016        2015
------------------------------------------------------------------------------------
Net asset value, beginning of period                           $10.32      $10.00
                                                               ------      ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(b)(c)                                       .17         .15
Net realized and unrealized gain (loss) on investment
 transactions                                                    (.07)+       .56
                                                               ------      ------
Net increase in net asset value from operations                   .10         .71
                                                               ------      ------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                             (.14)       (.39)
Distributions from net realized gain on investment
 transactions                                                    (.01)      - 0 -
                                                               ------      ------
Total dividends and distributions                                (.15)       (.39)
                                                               ------      ------
Net asset value, end of period                                 $10.27      $10.32
                                                               ======      ======
TOTAL RETURN
Total investment return based on net asset value(d)              1.05%       7.19%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                      $1,421      $1,007
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements(f)                       .27%        .28%^
 Expenses, before waivers/reimbursements(f)                      3.58%      27.24%^
 Net investment income(c)(f)                                     1.76%       2.39%^
Portfolio turnover rate                                            69%         16%
------------------------------------------------------------------------------------

See footnotes on page 129.

--------------------------------------------------------------------------------

                                                                     CLASS Z
                                                                        DECEMBER 15,
                                                             YEAR ENDED  2014(a) TO
                                                              JULY 31,    JULY 31,
                                                                2016        2015
------------------------------------------------------------------------------------
Net asset value, beginning of period                           $10.32      $10.00
                                                               ------      ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(b)(c)                                       .13         .15
Net realized and unrealized gain (loss) on investment
 transactions                                                    (.03)+       .56
                                                               ------      ------
Net increase in net asset value from operations                   .10         .71
                                                               ------      ------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                             (.14)       (.39)
Distributions from net realized gain on investment
 transactions                                                    (.01)      - 0 -
                                                               ------      ------
Total dividends and distributions                                (.15)       (.39)
                                                               ------      ------
Net asset value, end of period                                 $10.27      $10.32
                                                               ======      ======
TOTAL RETURN
Total investment return based on net asset value(d)              1.04%       7.19%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                      $   11      $   11
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements(f)                       .27%        .28%^
 Expenses, before waivers/reimbursements(f)                      4.05%      27.28%^
 Net investment income(c)(f)                                     1.36%       2.38%^
Portfolio turnover rate                                            69%         16%
------------------------------------------------------------------------------------

See footnotes on page 129.

AB MULTI-MANAGER SELECT 2055 FUND
--------------------------------------------------------------------------------

                                                                     CLASS A
                                                                        DECEMBER 15,
                                                             YEAR ENDED  2014(a) TO
                                                              JULY 31,    JULY 31,
                                                                2016        2015
------------------------------------------------------------------------------------
Net asset value, beginning of period                           $10.48      $10.00
                                                               ------      ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(b)(c)                                       .12         .11
Net realized and unrealized gain (loss) on investment
 transactions                                                    (.09)+       .58
Contributions from Affiliates                                   - 0 -         .00(d)
                                                               ------      ------
Net increase in net asset value from operations                   .03         .69
                                                               ------      ------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                             (.11)       (.21)
Distributions from net realized gain on investment
 transactions                                                    (.01)      - 0 -
                                                               ------      ------
Total dividends and distributions                                (.12)       (.21)
                                                               ------      ------
Net asset value, end of period                                 $10.39      $10.48
                                                               ======      ======
TOTAL RETURN
Total investment return based on net asset value(e)               .35%       6.96%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                      $  931      $   25
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements(f)                       .52%        .53%^
 Expenses, before waivers/reimbursements(f)                      4.64%      22.61%^
 Net investment income(c)(f)                                     1.19%       1.73%^
Portfolio turnover rate                                            71%         16%
------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                     CLASS C
                                                                        DECEMBER 15,
                                                             YEAR ENDED  2014(a) TO
                                                              JULY 31,    JULY 31,
                                                                2016        2015
------------------------------------------------------------------------------------
Net asset value, beginning of period                           $10.44      $10.00
                                                               ------      ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(b)(c)                                       .08         .09
Net realized and unrealized gain (loss) on investment
 transactions                                                    (.13)+       .56
Contributions from Affiliates                                   - 0 -         .00(d)
                                                               ------      ------
Net increase (decrease) in net asset value from operations       (.05)        .65
                                                               ------      ------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                             (.08)       (.21)
Distributions from net realized gain on investment
 transactions                                                    (.01)      - 0 -
                                                               ------      ------
Total dividends and distributions                                (.09)       (.21)
                                                               ------      ------
Net asset value, end of period                                 $10.30      $10.44
                                                               ======      ======
TOTAL RETURN
Total investment return based on net asset value(e)              (.45)%      6.51%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                      $   71      $   11
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements(f)                      1.27%       1.28%^
 Expenses, before waivers/reimbursements(f)                      6.16%      24.47%^
 Net investment income(c)(f)                                      .81%       1.39%^
Portfolio turnover rate                                            71%         16%
------------------------------------------------------------------------------------

See footnotes on page 129.

--------------------------------------------------------------------------------

                                                                  ADVISOR CLASS
                                                                        DECEMBER 15,
                                                             YEAR ENDED  2014(a) TO
                                                              JULY 31,    JULY 31,
                                                                2016        2015
------------------------------------------------------------------------------------
Net asset value, beginning of period                           $10.50      $10.00
                                                               ------      ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(b)(c)                                       .14         .04
Net realized and unrealized gain (loss) on investment
 transactions                                                    (.09)+       .67
Contributions from Affiliates                                   - 0 -         .00(d)
                                                               ------      ------
Net increase in net asset value from operations                   .05         .71
                                                               ------      ------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                             (.03)       (.21)
Distributions from net realized gain on investment
 transactions                                                    (.01)      - 0 -
                                                               ------      ------
Total dividends and distributions                                (.04)       (.21)
                                                               ------      ------
Net asset value, end of period                                 $10.51      $10.50
                                                               ======      ======
TOTAL RETURN
Total investment return based on net asset value(e)               .52%       7.18%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                      $  466      $  347
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements(f)                       .27%        .28%^
 Expenses, before waivers/reimbursements(f)                      5.66%      22.48%^
 Net investment income(c)(f)                                     1.37%        .69%^
Portfolio turnover rate                                            71%         16%
------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                     CLASS R
                                                                        DECEMBER 15,
                                                             YEAR ENDED  2014(a) TO
                                                              JULY 31,    JULY 31,
                                                                2016        2015
------------------------------------------------------------------------------------
Net asset value, beginning of period                           $10.29      $10.00
                                                               ------      ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(b)(c)                                       .07         .12
Net realized and unrealized gain (loss) on investment
 transactions                                                    (.07)+       .56
Contributions from Affiliates                                   - 0 -         .00(d)
                                                               ------      ------
Net increase in net asset value from operations                 - 0 -         .68
                                                               ------      ------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                             (.11)       (.39)
Distributions from net realized gain on investment
 transactions                                                    (.01)      - 0 -
                                                               ------      ------
Total dividends and distributions                                (.12)       (.39)
                                                               ------      ------
Net asset value, end of period                                 $10.17      $10.29
                                                               ======      ======
TOTAL RETURN
Total investment return based on net asset value(e)               .09%       6.85%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                      $   66      $   15
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements(f)                       .77%        .78%^
 Expenses, before waivers/reimbursements(f)                      3.68%      22.02%^
 Net investment income(c)(f)                                      .69%       1.86%^
Portfolio turnover rate                                            71%         16%
------------------------------------------------------------------------------------

See footnotes on page 129.

--------------------------------------------------------------------------------

                                                                     CLASS K
                                                                        DECEMBER 15,
                                                             YEAR ENDED  2014(a) TO
                                                              JULY 31,    JULY 31,
                                                                2016        2015
------------------------------------------------------------------------------------
Net asset value, beginning of period                          $ 10.29      $10.00
                                                              -------      ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(b)(c)                                       .12         .07
Net realized and unrealized gain (loss) on investment
 transactions                                                    (.08)+       .61
Contributions from Affiliates                                   - 0 -         .00(d)
                                                              -------      ------
Net increase in net asset value from operations                   .04         .68
                                                              -------      ------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                             (.14)       (.39)
Distributions from net realized gain on investment
 transactions                                                    (.01)      - 0 -
                                                              -------      ------
Total dividends and distributions                                (.15)       (.39)
                                                              -------      ------
Net asset value, end of period                                $ 10.18      $10.29
                                                              =======      ======
TOTAL RETURN
Total investment return based on net asset value(e)               .42%       6.86%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                     $14,694      $1,300
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements(f)                       .52%        .53%^
 Expenses, before waivers/reimbursements(f)                      3.08%      16.63%^
 Net investment income(c)(f)                                     1.20%       1.14%^
Portfolio turnover rate                                            71%         16%
------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                     CLASS I
                                                                        DECEMBER 15,
                                                             YEAR ENDED  2014(a) TO
                                                              JULY 31,    JULY 31,
                                                                2016        2015
------------------------------------------------------------------------------------
Net asset value, beginning of period                           $10.32      $10.00
                                                               ------      ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(b)(c)                                       .17         .15
Net realized and unrealized gain (loss) on investment
 transactions                                                    (.12)+       .56
Contributions from Affiliates                                   - 0 -         .00(d)
                                                               ------      ------
Net increase in net asset value from operations                   .05         .71
                                                               ------      ------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                             (.14)       (.39)
Distributions from net realized gain on investment
 transactions                                                    (.01)      - 0 -
                                                               ------      ------
Total dividends and distributions                                (.15)       (.39)
                                                               ------      ------
Net asset value, end of period                                 $10.22      $10.32
                                                               ======      ======
TOTAL RETURN
Total investment return based on net asset value(e)               .57%       7.19%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                      $  878      $1,007
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements(f)                       .27%        .28%^
 Expenses, before waivers/reimbursements(f)                      4.58%      21.99%^
 Net investment income(c)(f)                                     1.80%       2.39%^
Portfolio turnover rate                                            71%         16%
------------------------------------------------------------------------------------

See footnotes on page 129.

--------------------------------------------------------------------------------

                                                                     CLASS Z
                                                                        DECEMBER 15,
                                                             YEAR ENDED  2014(a) TO
                                                              JULY 31,    JULY 31,
                                                                2016        2015
------------------------------------------------------------------------------------
Net asset value, beginning of period                           $10.32      $10.00
                                                               ------      ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(b)(c)                                       .13         .15
Net realized and unrealized gain (loss) on investment
 transactions                                                    (.08)+       .56
Contributions from Affiliates                                   - 0 -         .00(d)
                                                               ------      ------
Net increase in net asset value from operations                   .05         .71
                                                               ------      ------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                             (.14)       (.39)
Distributions from net realized gain on investment
 transactions                                                    (.01)      - 0 -
                                                               ------      ------
Total dividends and distributions                                (.15)       (.39)
                                                               ------      ------
Net asset value, end of period                                 $10.22      $10.32
                                                               ======      ======
TOTAL RETURN
Total investment return based on net asset value(e)               .56%       7.19%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                      $   13      $   11
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements(f)                       .27%        .28%^
 Expenses, before waivers/reimbursements(f)                      4.27%      21.98%^
 Net investment income(c)(f)                                     1.36%       2.38%^
Portfolio turnover rate                                            71%         16%
------------------------------------------------------------------------------------

(a)Commencement of operations.

(b)Based on average shares outstanding.

(c)Net of fees and expenses waived/reimbursed by the Adviser.

(d)Amount is less than $.005.

(e)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(f)The expense and net investment income ratios do not include income earned or expenses incurred by the Funds through their Underlying Portfolios.

 ^ Annualized.

 + Due to timing of sales and repurchase of capital shares, the net realized and unrealized gain (loss) per share is not in accord with the Fund's change in net realized and unrealized gain (loss) on investment transactions for the period.

APPENDIX A
--------------------------------------------------------------------------------

HYPOTHETICAL INVESTMENT AND EXPENSE INFORMATION
--------------------------------------------------------------------------------

The following supplemental hypothetical investment information provides additional information calculated and presented in a manner different from expense information found under "Fees and Expenses of the Fund" in the Summary Information at the beginning of this Prospectus about the effect of a Fund's expenses, including investment advisory fees and other Fund costs, on the Fund's returns over a 10-year period. The chart shows the estimated expenses that would be charged on a hypothetical investment of $10,000 in Class A shares of the Fund assuming a 5% return each year including an initial sales charge of 4.25%. The current annual expense ratio for each Fund is the same as stated under "Fees and Expenses of the Fund" and includes the expenses incurred by the Underlying Funds. If you wish to obtain hypothetical investment information for other classes of shares of the Fund, please refer to the "Hypothetical Fee & Expense Calculator" on www.ABfunds.com (click on "Investments--Understanding Sales Charges & Expenses--Hypothetical Fee & Expense Calculator"). Your actual expenses may be higher or lower.

AB MULTI-MANAGER SELECT RETIREMENT ALLOCATION FUND
--------------------------------------------------------------------------------

                            HYPOTHETICAL INVESTMENT               HYPOTHETICAL
               HYPOTHETICAL PERFORMANCE    AFTER     HYPOTHETICAL    ENDING
   YEAR         INVESTMENT    EARNINGS    RETURNS     EXPENSES*    INVESTMENT
   ---------------------------------------------------------------------------
   1            $10,000.00   $  478.75   $10,053.75   $  515.48    $9,963.27
   2              9,963.27      498.16    10,461.43      925.84     9,535.59
   3              9,535.59      476.78    10,012.37      886.09     9,126.28
   4              9,126.28      456.31     9,582.59      848.06     8,734.53
   5              8,734.53      436.73     9,171.26      811.66     8,359.60
   6              8,359.60      417.98     8,777.58      776.82     8,000.77
   7              8,000.77      400.04     8,400.80      743.47     7,657.33
   8              7,657.33      382.87     8,040.20      711.56     7,328.64
   9              7,328.64      366.43     7,695.07      681.01     7,014.06
   10             7,014.06      350.70     7,364.76      651.78     6,712.98
   ---------------------------------------------------------------------------
   Cumulative                $4,264.75                $7,551.77

AB MULTI-MANAGER SELECT 2010 FUND
--------------------------------------------------------------------------------

                            HYPOTHETICAL INVESTMENT               HYPOTHETICAL
               HYPOTHETICAL PERFORMANCE    AFTER     HYPOTHETICAL    ENDING
   YEAR         INVESTMENT    EARNINGS    RETURNS     EXPENSES*    INVESTMENT
   ---------------------------------------------------------------------------
   1            $10,000.00   $  478.75   $10,053.75   $  520.51    $ 9,958.24
   2              9,958.24      497.91    10,456.15      483.07      9,973.08
   3              9,973.08      498.65    10,471.73      483.79      9,987.94
   4              9,987.94      499.40    10,487.33      484.51     10,002.82
   5             10,002.82      500.14    10,502.96      485.24     10,017.72
   6             10,017.72      500.89    10,518.61      485.96     10,032.65
   7             10,032.65      501.63    10,534.28      486.68     10,047.60
   8             10,047.60      502.38    10,549.98      487.41     10,062.57
   9             10,062.57      503.13    10,565.70      488.14     10,077.56
   10            10,077.56      503.88    10,581.44      488.86     10,092.58
   ---------------------------------------------------------------------------
   Cumulative                $4,986.76                $4,894.18

AB MULTI-MANAGER SELECT 2015 FUND
--------------------------------------------------------------------------------

                            HYPOTHETICAL INVESTMENT               HYPOTHETICAL
               HYPOTHETICAL PERFORMANCE    AFTER     HYPOTHETICAL    ENDING
   YEAR         INVESTMENT    EARNINGS    RETURNS     EXPENSES*    INVESTMENT
   ---------------------------------------------------------------------------
   1            $10,000.00   $  478.75   $10,053.75   $  525.54    $ 9,953.21
   2              9,953.21      497.66    10,450.87      199.61     10,251.26
   3             10,251.26      512.56    10,763.82      205.59     10,558.24
   4             10,558.24      527.91    11,086.15      211.75     10,874.40
   5             10,874.40      543.72    11,418.12      218.09     11,200.04
   6             11,200.04      560.00    11,760.04      224.62     11,535.42
   7             11,535.42      576.77    12,112.19      231.34     11,880.85
   8             11,880.85      594.04    12,474.89      238.27     12,236.62
   9             12,236.62      611.83    12,848.45      245.41     12,603.05
   10            12,603.05      630.15    13,233.20      252.75     12,980.44
   ---------------------------------------------------------------------------
   Cumulative                $5,533.40                $2,552.96

AB MULTI-MANAGER SELECT 2020 FUND
--------------------------------------------------------------------------------

                            HYPOTHETICAL INVESTMENT              HYPOTHETICAL
               HYPOTHETICAL PERFORMANCE    AFTER    HYPOTHETICAL    ENDING
   YEAR         INVESTMENT    EARNINGS    RETURNS    EXPENSES*    INVESTMENT
   --------------------------------------------------------------------------
   1            $10,000.00   $  478.75   $10,053.75  $  530.56    $ 9,948.19
   2              9,948.19      497.41    10,445.59     169.22     10,276.38
   3             10,276.38      513.82    10,790.20     174.80     10,615.39
   4             10,615.39      530.77    11,146.16     180.57     10,965.60
   5             10,965.60      548.28    11,513.88     186.52     11,327.35
   6             11,327.35      566.37    11,893.72     192.68     11,701.04
   7             11,701.04      585.05    12,286.09     199.03     12,087.06
   8             12,087.06      604.35    12,691.41     205.60     12,485.81
   9             12,485.81      624.29    13,110.10     212.38     12,897.72
   10            12,897.72      644.89    13,542.60     219.39     13,323.21
   --------------------------------------------------------------------------
   Cumulative                $5,593.98               $2,270.76

AB MULTI-MANAGER SELECT 2025 FUND
--------------------------------------------------------------------------------

                            HYPOTHETICAL INVESTMENT              HYPOTHETICAL
               HYPOTHETICAL PERFORMANCE    AFTER    HYPOTHETICAL    ENDING
   YEAR         INVESTMENT    EARNINGS    RETURNS    EXPENSES*    INVESTMENT
   --------------------------------------------------------------------------
   1            $10,000.00   $  478.75   $10,053.75  $  530.56    $ 9,948.19
   2              9,948.19      497.41    10,445.59     151.46     10,294.13
   3             10,294.13      514.71    10,808.84     156.73     10,652.11
   4             10,652.11      532.61    11,184.72     162.18     11,022.54
   5             11,022.54      551.13    11,573.67     167.82     11,405.85
   6             11,405.85      570.29    11,976.14     173.65     11,802.49
   7             11,802.49      590.12    12,392.61     179.69     12,212.92
   8             12,212.92      610.65    12,823.56     185.94     12,637.62
   9             12,637.62      631.88    13,269.50     192.41     13,077.10
   10            13,077.10      653.85    13,730.95     199.10     13,531.85
   --------------------------------------------------------------------------
   Cumulative                $5,631.40               $2,099.55

AB MULTI-MANAGER SELECT 2030 FUND
--------------------------------------------------------------------------------

                            HYPOTHETICAL INVESTMENT              HYPOTHETICAL
               HYPOTHETICAL PERFORMANCE    AFTER    HYPOTHETICAL    ENDING
   YEAR         INVESTMENT    EARNINGS    RETURNS    EXPENSES*    INVESTMENT
   --------------------------------------------------------------------------
   1            $10,000.00   $  478.75   $10,053.75  $  535.59    $ 9,943.16
   2              9,943.16      497.16    10,440.32     166.00     10,274.32
   3             10,274.32      513.72    10,788.03     171.53     10,616.50
   4             10,616.50      530.83    11,147.33     177.24     10,970.08
   5             10,970.08      548.50    11,518.59     183.15     11,335.44
   6             11,335.44      566.77    11,902.22     189.25     11,712.97
   7             11,712.97      585.65    12,298.62     195.55     12,103.07
   8             12,103.07      605.15    12,708.22     202.06     12,506.16
   9             12,506.16      625.31    13,131.47     208.79     12,922.68
   10            12,922.68      646.13    13,568.81     215.74     13,353.07
   --------------------------------------------------------------------------
   Cumulative                $5,597.97               $2,244.90

AB MULTI-MANAGER SELECT 2035 FUND
--------------------------------------------------------------------------------

                            HYPOTHETICAL INVESTMENT              HYPOTHETICAL
               HYPOTHETICAL PERFORMANCE    AFTER    HYPOTHETICAL    ENDING
   YEAR         INVESTMENT    EARNINGS    RETURNS    EXPENSES*    INVESTMENT
   --------------------------------------------------------------------------
   1            $10,000.00   $  478.75   $10,053.75  $  535.59    $ 9,943.16
   2              9,943.16      497.16    10,440.32     182.71     10,257.61
   3             10,257.61      512.88    10,770.49     188.48     10,582.01
   4             10,582.01      529.10    11,111.11     194.44     10,916.66
   5             10,916.66      545.83    11,462.50     200.59     11,261.90
   6             11,261.90      563.10    11,825.00     206.94     11,618.06
   7             11,618.06      580.90    12,198.96     213.48     11,985.48
   8             11,985.48      599.27    12,584.76     220.23     12,364.52
   9             12,364.52      618.23    12,982.75     227.20     12,755.55
   10            12,755.55      637.78    13,393.33     234.38     13,158.95
   --------------------------------------------------------------------------
   Cumulative                $5,563.00               $2,404.05

AB MULTI-MANAGER SELECT 2040 FUND
--------------------------------------------------------------------------------

                            HYPOTHETICAL INVESTMENT              HYPOTHETICAL
               HYPOTHETICAL PERFORMANCE    AFTER    HYPOTHETICAL    ENDING
   YEAR         INVESTMENT    EARNINGS    RETURNS    EXPENSES*    INVESTMENT
   --------------------------------------------------------------------------
   1            $10,000.00   $  478.75   $10,053.75  $  540.62    $ 9,938.13
   2              9,938.13      496.91    10,435.04     188.87     10,246.16
   3             10,246.16      512.31    10,758.47     194.73     10,563.74
   4             10,563.74      528.19    11,091.93     200.76     10,891.17
   5             10,891.17      544.56    11,435.73     206.99     11,228.74
   6             11,228.74      561.44    11,790.18     213.40     11,576.77
   7             11,576.77      578.84    12,155.61     220.02     11,935.60
   8             11,935.60      596.78    12,532.38     226.84     12,305.54
   9             12,305.54      615.28    12,920.82     233.87     12,686.95
   10            12,686.95      634.35    13,321.30     241.12     13,080.18
   --------------------------------------------------------------------------
   Cumulative                $5,547.39               $2,467.21

AB MULTI-MANAGER SELECT 2045 FUND
--------------------------------------------------------------------------------

                            HYPOTHETICAL INVESTMENT              HYPOTHETICAL
               HYPOTHETICAL PERFORMANCE    AFTER    HYPOTHETICAL    ENDING
   YEAR         INVESTMENT    EARNINGS    RETURNS    EXPENSES*    INVESTMENT
   --------------------------------------------------------------------------
   1            $10,000.00   $  478.75   $10,053.75  $  540.62    $ 9,938.13
   2              9,938.13      496.91    10,435.04     224.35     10,210.69
   3             10,210.69      510.53    10,721.22     230.51     10,490.71
   4             10,490.71      524.54    11,015.25     236.83     10,778.42
   5             10,778.42      538.92    11,317.34     243.32     11,074.02
   6             11,074.02      553.70    11,627.72     250.00     11,377.72
   7             11,377.72      568.89    11,946.61     256.85     11,689.76
   8             11,689.76      584.49    12,274.25     263.90     12,010.35
   9             12,010.35      600.52    12,610.87     271.13     12,339.73
   10            12,339.73      616.99    12,956.72     278.57     12,678.15
   --------------------------------------------------------------------------
   Cumulative                $5,474.23               $2,796.08

AB MULTI-MANAGER SELECT 2050 FUND
--------------------------------------------------------------------------------

                            HYPOTHETICAL INVESTMENT              HYPOTHETICAL
               HYPOTHETICAL PERFORMANCE    AFTER    HYPOTHETICAL    ENDING
   YEAR         INVESTMENT    EARNINGS    RETURNS    EXPENSES*    INVESTMENT
   --------------------------------------------------------------------------
   1            $10,000.00   $  478.75   $10,053.75  $  540.62    $9,938.13
   2              9,938.13      496.91    10,435.04     552.01     9,883.02
   3              9,883.02      494.15    10,377.18     548.95     9,828.22
   4              9,828.22      491.41    10,319.63     545.91     9,773.73
   5              9,773.73      488.69    10,262.41     542.88     9,719.53
   6              9,719.53      485.98    10,205.51     539.87     9,665.64
   7              9,665.64      483.28    10,148.92     536.88     9,612.04
   8              9,612.04      480.60    10,092.64     533.90     9,558.74
   9              9,558.74      477.94    10,036.68     530.94     9,505.74
   10             9,505.74      475.29     9,981.02     528.00     9,453.03
   --------------------------------------------------------------------------
   Cumulative                $4,852.99               $5,399.96

AB MULTI-MANAGER SELECT 2055 FUND
--------------------------------------------------------------------------------

                            HYPOTHETICAL INVESTMENT              HYPOTHETICAL
               HYPOTHETICAL PERFORMANCE    AFTER    HYPOTHETICAL    ENDING
   YEAR         INVESTMENT    EARNINGS    RETURNS    EXPENSES*    INVESTMENT
   --------------------------------------------------------------------------
   1            $10,000.00   $  478.75   $10,053.75  $  540.62    $9,938.13
   2              9,938.13      496.91    10,435.04     550.97     9,884.07
   3              9,884.07      494.20    10,378.27     547.97     9,830.30
   4              9,830.30      491.51    10,321.81     544.99     9,776.82
   5              9,776.82      488.84    10,265.66     542.03     9,723.64
   6              9,723.64      486.18    10,209.82     539.08     9,670.74
   7              9,670.74      483.54    10,154.28     536.15     9,618.13
   8              9,618.13      480.91    10,099.04     533.23     9,565.81
   9              9,565.81      478.29    10,044.10     530.33     9,513.77
   10             9,513.77      475.69     9,989.46     527.44     9,462.02
   --------------------------------------------------------------------------
   Cumulative                $4,854.82               $5,392.80

--------
*Expenses are net of any fee waiver or expense waiver until November 30, 2017, per the Adviser's fee waiver arrangements. Thereafter, the expense ratio reflects the Fund's operating expenses as reflected under "Fees and Expenses of the Fund" before waiver in the Summary Information at the beginning of this Prospectus.

For more information about the Funds, the following documents are available upon request:

..  ANNUAL/SEMI-ANNUAL REPORTS TO SHAREHOLDERS
The Funds' annual and semi-annual reports to shareholders contain additional information on the Funds' investments. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected a Fund's performance during its last fiscal year.

..  STATEMENT OF ADDITIONAL INFORMATION (SAI)
The Funds have an SAI, which contains more detailed information about the Funds, including their operations and investment policies. The Funds' SAI and the independent registered public accounting firm's report and financial statements in each Fund's most recent annual report to shareholders are incorporated by reference into (and are legally part of) this Prospectus.

You may request a free copy of the current annual/semi-annual report or the SAI, or make inquiries concerning the Funds, by contacting your broker or other financial intermediary, or by contacting the Adviser:

BY MAIL:          c/o AllianceBernstein Investor Services, Inc.
                  P.O. Box 786003
                  San Antonio, TX 78278-6003

BY PHONE:         For Information: (800) 221-5672
                  For Literature: (800) 227-4618

ON THE INTERNET:  www.ABfunds.com

Or you may view or obtain these documents from the Securities and Exchange Commission (the "Commission"):

.. Call the Commission at 1-202-551-8090 for information on the operation of the Public Reference Room.

..  Reports and other information about each Fund are available on the EDGAR
   Database on the Commission's Internet site at http://www.sec.gov.

.. Copies of the information may be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, DC 20549-1520.

You also may find these documents and more information about the Adviser and the Funds on the Internet at: www.ABfunds.com.

The [A/B] Logo is a service mark of AllianceBernstein and AllianceBernstein(R) is a registered trademark used by permission of the owner, AllianceBernstein L.P.

SEC File No.: 811-01716
                                                                  PRO-0156-1116

                                    [GRAPHIC]

[A/B]
LOGO
                    AB MULTI-MANAGER SELECT RETIREMENT FUNDS

  AB Multi-Manager                          AB Multi-Manager Select 2035 Fund
  Select Retirement Allocation Fund         (Class A-TDMAX; Class C-TDMCX;
   (Class A-TDAAX; Class C-TDACX;             Advisor Class-TDMYX;
     Advisor Class-TDAYX;                     Class R-TDRMX; Class K-TDMKX;
     Class R-TDARX; Class K-TDAKX;            Class I-TDIMX; Class Z-TDMZX)
     Class I-TDAIX; Class Z-TDAZX)
                                           AB Multi-Manager Select 2040 Fund
  AB Multi-Manager Select 2010 Fund         (Class A-TDJAX; Class C-TDJCX;
   (Class A-TDBAX; Class C-TDBCX;             Advisor Class-TDJYX;
     Advisor Class-TDBYX;                     Class R-TDJRX; Class K-TDJKX;
     Class R-TDBRX; Class K-TDBKX;            Class I-TDJIX; Class Z-TDJZX)
     Class I-TDIBX; Class Z-TDBZX)
                                           AB Multi-Manager Select 2045 Fund
  AB Multi-Manager Select 2015 Fund         (Class A-TDNAX; Class C-TDNCX;
   (Class A-TDCAX; Class C-TDCCX;             Advisor Class-TDNYX;
     Advisor Class-TDCYX;                     Class R-TDNRX; Class K-TDNKX;
     Class R-TDCRX; Class K-TDCKX;            Class I-TDNIX; Class Z-TDNZX)
     Class I-TDCIX; Class Z- TDCZX)
                                           AB Multi-Manager Select 2050 Fund
  AB Multi-Manager Select 2020 Fund         (Class A-TDLAX; Class C-TDCLX;
   (Class A-TDDAX; Class C-TDDCX;             Advisor Class-TDLYX;
     Advisor Class-TDDYX;                     Class R-TDLRX; Class K-TDLKX;
     Class R-TDDRX; Class K-TDDKX;            Class I-TDLIX; Class Z-TDLZX)
     Class I-TDDIX; Class Z-TDDZX)
                                           AB Multi-Manager Select 2055 Fund
  AB Multi-Manager Select 2025 Fund         (Class A-TDAPX; Class C-TDCPX;
   (Class A-TDAGX; Class C-TDCGX;             Advisor Class-TDPYX;
     Advisor Class-TDGYX;                     Class R-TDPRX; Class K-TDPKX;
     Class R-TDGRX; Class K-TDGKX;            Class I-TDIPX; Class Z-TDPZX)
     Class I-TDIGX; Class Z-TDGZX)

  AB Multi-Manager Select 2030 Fund
   (Class A-TDHAX; Class C-TDHCX;
     Advisor Class-TDYHX;
     Class R-TDHRX; Class K-TDHKX;
     Class I-TDIHX; Class Z-TDHZX)

--------------------------------------------------------------------------------

                 c/o AllianceBernstein Investor Services, Inc.
                 P.O. Box 786003, San Antonio, Texas 78278-6003
                            Toll Free (800) 221-5672
                    For Literature: Toll Free (800) 227-4618

--------------------------------------------------------------------------------

                      STATEMENT OF ADDITIONAL INFORMATION
                               November 30, 2016

--------------------------------------------------------------------------------

            This Statement of Additional Information ("SAI") is not a prospectus, but supplements and should be read in conjunction with the current prospectus, dated November 30, 2016, of the AB Cap Fund, Inc. (the "Company") that offers the Class A, Class C, Advisor Class, Class R, Class K, Class I and Class Z shares of the AB Multi-Manager Select Retirement Allocation Fund, AB Multi-Manager Select 2010 Fund, AB Multi-Manager Select 2015 Fund, AB Multi-Manager Select 2020 Fund, AB Multi-Manager Select 2025 Fund, AB Multi-Manager Select 2030 Fund, AB Multi-Manager Select 2035 Fund, AB Multi-Manager Select 2040 Fund, AB Multi-Manager Select 2045 Fund, AB Multi-Manager Select 2050 Fund and AB Multi-Manager Select 2055 Fund (each a "Fund" and together, the "Funds") (the "Prospectus"). Financial statements for the period ended July 31, 2016 are included in the Fund's annual report to shareholders and are incorporated in this SAI by reference. Copies of the Prospectus and the Fund's annual report may be obtained by contacting AllianceBernstein Investor Services, Inc. ("ABIS") at the address or the "For Literature" telephone number shown above or on the Internet at www.ABfunds.com.

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                               TABLE OF CONTENTS

                                                                           PAGE

INFORMATION ABOUT THE FUNDS AND THEIR INVESTMENTS............................1
INVESTMENT RESTRICTIONS.....................................................45
MANAGEMENT OF THE FUNDS.....................................................47
EXPENSES OF THE FUNDS.......................................................78
PURCHASE OF SHARES..........................................................93
REDEMPTION AND REPURCHASE OF SHARES........................................114
SHAREHOLDER SERVICES.......................................................116
NET ASSET VALUE............................................................119
DIVIDENDS, DISTRIBUTIONS AND TAXES.........................................123
PORTFOLIO TRANSACTIONS.....................................................129
GENERAL INFORMATION........................................................133
FINANCIAL STATEMENTS AND REPORT OF INDEPENDENT REGISTERED PUBLIC
   ACCOUNTING FIRM.........................................................168
APPENDIX A:  PROXY VOTING POLICY STATEMENT.................................A-1

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The [A/B] Logo is a service mark of AllianceBernstein and AllianceBernstein(R)
is a registered trademark used by permission of the owner, AllianceBernstein
L.P.
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               INFORMATION ABOUT THE FUNDS AND THEIR INVESTMENTS

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Introduction to the Funds
-------------------------

            Each Fund is a series of the Company. The Company is an open-end investment company.

            Except as otherwise indicated, the investment objective and policies of the Funds are not "fundamental policies" within the meaning of the Investment Company Act of 1940, as amended (the "1940 Act"), and may, therefore, be changed by the Board of Directors of the Company (the "Board") without a shareholder vote. However, the Funds will not change their investment objectives without at least 60 days' prior written notice to their shareholders. Whenever any investment policy or restriction states a minimum or maximum percentage of a Fund's assets that may be invested in any security or other asset, it is intended that such minimum or maximum percentage limitation be determined immediately after and as a result of the Fund's acquisition of such security or other asset. Accordingly, any later increase or decrease in percentage beyond the specified limitations resulting from a change in value or net assets will not be considered a violation of such percentage limitation.


            There is no guarantee that a Fund will achieve its investment objective.

            To achieve its investment objective, each Fund focuses its investments while minimizing short term risks on a combination of AB Mutual Funds and mutual funds and exchange-traded funds ("ETFs") managed by unaffiliated third parties ("Underlying Funds") representing a variety of asset classes and investment styles. The Funds invest in the Underlying Funds in accordance with their target portfolio allocations. In order to implement a Fund's investment strategies, Morningstar Investment Management LLC ("Morningstar"), the Funds' sub-adviser, selects Underlying Funds within each asset class for investment by each Fund from among AB Mutual Funds and funds offered by other fund complexes that have entered into a participation agreement or similar arrangement with the Fund. AllianceBernstein L.P. (the "Adviser"), the investment adviser for the Funds, has directed Morningstar to typically select Underlying Funds so that a target of 33% but no more than 40% of the portfolio is invested in AB Mutual Funds. The Adviser may also manage a portion of the Fund's assets directly. In making asset allocation decisions, the Adviser will use its proprietary dynamic asset allocation process ("DAA"). DAA comprises a series of analytical and forecasting processes and tools employed by the Adviser to gauge fluctuations in the risk/return profile of various asset classes. DAA will aim to adjust a Fund's investment exposure in changing market conditions and thereby reduce overall portfolio volatility by mitigating the effects of market fluctuations, while preserving consistent long-term return potential. For example, the Adviser may seek to reduce the Fund's risk exposure to one or more asset classes when the DAA tool suggests that market risks relevant to those asset classes are rising but return opportunities are declining. The Adviser expects to pursue this process for the Fund by adjusting investments in Underlying Funds, but could also do so through investments in ETFs or through direct investments in derivatives.

Additional Investment Policies and Practices
--------------------------------------------

            The following information about the Funds' investment policies and practices supplements the information set forth in the Prospectus.

Investments in Investment Companies
-----------------------------------

            Each of the Funds invests in shares of one or more Underlying Funds that, in turn, invest directly in portfolio securities. Investing in shares of the Underlying Funds involves substantially the same risks as investing directly in the underlying instruments, but may involve additional expenses similar to those borne directly by the Funds, including other operating expenses.

Underlying Funds
----------------

            The following is a combined summary of investment practices, policies and restrictions of the Underlying Funds. The Prospectus discusses the investment objectives and strategies for the Funds and explains the types of Underlying Funds in which each Fund may invest. Underlying Funds invest in stocks, bonds and other securities and reflect varying amounts of potential investment risk and reward. Certain investments, techniques and risks will only apply to a Fund to the extent it is invested in an Underlying Fund that invests in or engages in those investments, techniques, or strategies or directly invests in or engages in such investments, techniques, or strategies. Unless otherwise prohibited by the description in the Prospectus or this SAI, each Fund may invest in Underlying Funds that engage in the investments and strategies described below or directly in these investments and strategies. For the purposes of this discussion, references to an Underlying Fund include a Fund unless the context otherwise requires.

Convertible Securities
----------------------

            Convertible securities include bonds, debentures, corporate notes and preferred stocks that are convertible at a stated exchange ratio into shares of the underlying common stock. Prior to their conversion, convertible securities have the same general characteristics as non-convertible debt securities, which provide a stable stream of income with generally higher yields than those of equity securities of the same or similar issuers. As with debt securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. While convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar quality, they do enable the investor to benefit from increases in the market price of the underlying common stock.

            When the market price of the common stock underlying a convertible security increases, the price of the convertible security increasingly reflects the value of the underlying common stock and may rise accordingly. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis, and thus may not depreciate to the same extent as the underlying common stock. Convertible securities rank senior to common stocks in an issuer's capital structure. They consequently entail less risk than the issuer's common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed-income security.

Depositary Receipts
-------------------

            The Underlying Funds may invest in depositary receipts. American Depositary Receipts ("ADRs") are depositary receipts typically issued by a U.S. bank or trust company that evidence ownership of underlying securities issued by a foreign corporation. European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs") or other types of depositary receipts are typically issued by non-U.S. banks or trust companies and evidence ownership of underlying securities issued by either a U.S. or non-U.S. company. Transactions in these securities may not necessarily be settled in the same currency as transactions in the securities that they represent. In addition, the issuers of the securities of unsponsored depositary receipts are not obligated to disclose material information in the United States. Generally, ADRs, in registered form, are designed for use in the U.S. securities markets; EDRs, in bearer form, are designed for use in European securities markets; and GDRs, in bearer form, are designed for use in two or more securities markets, such as those of Europe and Asia.

Derivatives
-----------

            The Underlying Funds may, but are not required to, use derivatives for hedging or other risk management purposes or as part of their investment strategies. Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. These assets, rates, and indices may include bonds, stocks, mortgages, commodities, interest rates, currency exchange rates, bond indices, and stock indices.

            There are four principal types of derivatives - options, futures contracts, forwards and swaps. These principal types of derivative instruments, as well as the methods in which they may be used by an Underlying Fund are described below. Derivatives include listed and cleared transactions where an Underlying Fund's derivative trade counterparty is an exchange or clearinghouse, and non-cleared bilateral "over-the-counter" ("OTC") transactions where the Underlying Fund's derivative trade counterparty is a financial institution. Exchange-traded or cleared derivatives transactions tend to be more liquid and subject to less counterparty credit risk than those that are privately negotiated. The Underlying Funds may use derivatives to earn income and enhance returns, to hedge or adjust the risk profile of a portfolio, and either to replace more traditional direct investments or to obtain exposure to otherwise inaccessible markets.

            Forward Contracts. A forward contract is an agreement for one party to buy, and the other party to sell, a specific quantity of an underlying security, commodity or other asset for an agreed-upon price at a future date. A forward contract generally is settled by physical delivery of the security, commodity or other tangible asset underlying the forward contract to an agreed-upon location at a future date (rather than settled by cash) or is rolled forward into a new forward contract. Non-deliverable forwards ("NDFs") specify a cash payment upon maturity.

            Futures Contracts and Options on Futures Contracts. A futures contract is an agreement that obligates the buyer to buy and the seller to sell a specified quantity of an underlying asset (or settle for cash the value of a contract based on an underlying asset, rate or index) at a specific price on the contract maturity date. Options on futures contracts are options that call for the delivery of futures contracts upon exercise. Futures contracts are standardized, exchange-traded instruments and are fungible (i.e., considered to be perfect substitutes for each other). This fungibility allows futures contracts to be readily offset or canceled through the acquisition of equal but opposite positions, which is the primary method in which futures contracts are liquidated. A cash-settled futures contract does not require physical delivery of the underlying asset but instead is settled for cash equal to the difference between the values of the contract on the date it is entered into and its maturity date.

            Options. An option, which may be standardized and exchange-traded or customized and privately negotiated, is an agreement that, for a premium payment or fee, gives the option holder (the buyer) the right but not the obligation to buy (a "call") or sell (a "put") the underlying asset (or settle for cash an amount based on an underlying asset, rate or index) at a specified price (the exercise price) during a period of time or on a specified date. Likewise, when an option is exercised the writer of the option is obligated to sell (in the case of a call option) or to purchase (in the case of a put option) the underlying asset (or settle for cash an amount based on an underlying asset, rate or index).

            Swaps. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals (payment dates) based upon, or calculated by, reference to changes in specified prices or rates (interest rates in the case of interest rate swaps, currency exchange rates in the case of currency swaps) for a specified amount of an underlying asset (the "notional" principal amount). Most swaps are entered into on a net basis (i.e., the two payment streams are netted out, with an Underlying Fund receiving or paying, as the case may be, only the net amount of the two payments). Generally, the notional principal amount is used solely to calculate the payment streams but is not exchanged. Certain standardized swaps, including certain interest rate swaps and credit default swaps, are subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants ("FCMs") that are members of central clearinghouses with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Funds post initial and variation margin to support their obligations under cleared swaps by making payments to their clearing member FCMs. Central clearing is expected to reduce counterparty credit risks and increase liquidity, but central clearing does not make swap transactions risk free. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on Commodity Futures Trading Commission ("CFTC") approval of contracts for central clearing. Bilateral swap agreements are two-party contracts entered into primarily by institutional investors and are not cleared through a third party.

            Risks of Derivatives and Other Regulatory Issues. Investment techniques employing such derivatives involve risks different from, and, in certain cases, greater than, the risks presented by more traditional investments. Following is a general discussion of important risk factors and issues concerning the use of derivatives.

      -- Market Risk. This is the general risk attendant to all investments that the value of a particular investment will change in a way detrimental to an Underlying Fund's interest.

      -- Management Risk. Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. In particular, the use and complexity of derivatives require the maintenance of adequate controls to monitor the transactions entered into, the ability to assess the risk that a derivative adds to an Underlying Fund's investment portfolio, and the ability to forecast price, interest rate, or currency exchange rate movements correctly.

      -- Credit Risk. This is the risk that a loss may be sustained by an Underlying Fund as a result of the failure of another party to a derivative (usually referred to as a "counterparty") to comply with the terms of the derivative contract. The credit risk for derivatives traded on an exchange or through a clearinghouse is generally less than for uncleared OTC derivatives, since the exchange or clearinghouse, which is the issuer or counterparty to each derivative, provides a guarantee of performance. This guarantee is supported by a daily payment system (i.e., margin requirements) operated by the clearinghouse in order to reduce overall credit risk. For uncleared OTC derivatives, there is no similar clearing agency guarantee. Therefore, the Underlying Funds consider the creditworthiness of each counterparty to an uncleared OTC derivative in evaluating potential credit risk.

      --Counterparty Risk. The value of an OTC derivative will depend on the ability and willingness of an Underlying Fund's counterparty to perform its obligations under the transaction. If the counterparty defaults, the Underlying Fund will have contractual remedies but may choose not to enforce them to avoid the cost and unpredictability of legal proceedings. In addition, if a counterparty fails to meet its contractual obligations, the Underlying Fund could miss investment opportunities or otherwise be required to retain investments it would prefer to sell, resulting in losses for the Underlying Fund. Participants in OTC derivatives markets generally are not subject to the same level of credit evaluation and regulatory oversight as are exchanges or clearinghouses. As a result, OTC derivatives generally expose an Underlying Fund to greater counterparty risk than derivatives traded on an exchange or through a clearinghouse.

            New regulations affecting derivatives transactions require certain standardized derivatives, including many types of swaps, to be subject to mandatory central clearing. Under these new requirements, a central clearing organization is substituted as the counterparty to each side of the derivatives transaction. Each party to derivatives transactions is required to maintain its positions with a clearing organization through one or more clearing brokers. Central clearing is intended to reduce, but not eliminate, counterparty risk. An Underlying Fund is subject to the risk that its clearing member or clearing organization will itself be unable to perform its obligations.

      -- Liquidity Risk. Liquidity risk exists when a particular instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately-negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous price.

      -- Leverage Risk. Since many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, rate or index can result in a loss substantially greater than the amount invested in the derivative itself. In the case of swaps, the risk of loss generally is related to a notional principal amount, even if the parties have not made any initial investment. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment.

      --Regulatory Risk. The U.S. Government is in the process of adopting and implementing additional regulations governing derivatives markets, including clearing as discussed above, margin, reporting and registration requirements. While the full extent and cost of these regulations is currently unclear, these regulations could, among other things, restrict an Underlying Fund's ability to engage in derivatives transactions and/or increase the cost of such derivatives transactions (through increased margin or capital requirements). In addition, Congress, various exchanges and regulatory and self-regulatory authorities have undertaken reviews of options and futures trading in light of market volatility. Among the actions that have been taken or proposed to be taken are new limits and reporting requirements for speculative positions new or more stringent daily price fluctuation limits for futures and options transactions, and increased margin requirements for various types of futures transactions. These regulations and actions may adversely affect the instruments in which an Underlying Fund invests and its ability to execute its investment strategy.

      -- Other Risks. Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives and the inability of derivatives to correlate perfectly with underlying assets, rates and indices. Many derivatives, in particular privately-negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to an Underlying Fund. Derivatives do not always perfectly or even highly correlate or track the value of the assets, rates or indices they are designed to closely track. Consequently, an Underlying Fund's use of derivatives may not always be an effective means of, and sometimes could be counterproductive to, furthering the Underlying Fund's investment objective.

            Other. An Underlying Fund may purchase and sell derivative instruments only to the extent that such activities are consistent with the requirements of the Commodity Exchange Act ("CEA"), and the rules adopted by the CFTC thereunder. Under CFTC rules, a registered investment company that conducts more than a certain amount of trading in futures contracts, commodity options, certain swaps and other commodity interests is a commodity pool and its adviser must register as a commodity pool operator ("CPO"). Under such rules, registered investment companies that are commodity pools are subject to additional recordkeeping, reporting and disclosure requirements. The Funds have claimed an exclusion from the definition of CPO under CFTC Rule 4.5 under the CEA, and are not currently subject to these recordkeeping, reporting and disclosure requirements under the CEA.

Use of Options, Futures Contracts, Forwards and Swaps by the Funds
------------------------------------------------------------------

      -- Forward Currency Exchange Contracts. A forward currency exchange contract is an obligation by one party to buy, and the other party to sell, a specific amount of a currency for an agreed-upon price at a future date. A forward currency exchange contract may result in the delivery of the underlying asset upon maturity of the contract in return for the agreed-upon payment. NDFs specify a cash payment upon maturity. NDFs are normally used when the market for physical settlement of the currency is underdeveloped, heavily regulated or highly taxed.

            An Underlying Fund may, for example, enter into forward currency exchange contracts to attempt to minimize the risk to an Underlying Fund from adverse changes in the relationship between the U.S. Dollar and other currencies. For instance, an Underlying Fund may enter into a forward contract when it enters into a contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. Dollar price of the security ("transaction hedge"). In addition, when an Underlying Fund believes that a foreign currency may suffer a substantial decline against the U.S. Dollar, it may enter into a forward sale contract to sell an amount of that foreign currency approximating the value of some or all of the Fund's securities denominated in such foreign currency, or when the Underlying Fund believes that the U.S. Dollar may suffer a substantial decline against a foreign currency, it may enter into a forward purchase contract to buy that foreign currency for a fixed dollar amount ("position hedge"). If the investment adviser were to forecast incorrectly the direction of exchange rate movements, the Underlying Fund might be required to complete such forward transactions at prices inferior to the then current market values. The Underlying Fund may also purchase or sell forward currency exchange contracts for hedging purposes similar to those described below in connection with its transactions in foreign currency futures contracts. An Underlying Fund may also purchase or sell forward currency exchange contracts for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under "Currency Transactions".

            If a hedging transaction in forward currency exchange contracts is successful, the decline in the value of portfolio securities or the increase in the cost of securities to be acquired may be offset, at least in part, by profits on the forward currency exchange contract. Nevertheless, by entering into such forward currency exchange contracts, an Underlying Fund may be required to forgo all or a portion of the benefits which otherwise could have been obtained from favorable movements in exchange rates.

            An Underlying Fund may also use forward currency exchange contracts to seek to increase total return when the Adviser anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by an Underlying Fund and do not present attractive investment opportunities. For example, an Underlying Fund may enter into a foreign currency exchange contract to purchase a currency if the Adviser expects the currency to increase in value. An Underlying Fund would recognize a gain if the market value of the currency is more than the contract value of the currency at the time of settlement of the contract. Similarly, an Underlying Fund may enter into a foreign currency exchange contract to sell a currency if the Adviser expects the currency to decrease in value. An Underlying Fund would recognize a gain if the market value of the currency is less than the contract value of the currency at the time of settlement of the contract.

            The cost of engaging in forward currency exchange contracts varies with such factors as the currencies involved, the length of the contract period and the market conditions then prevailing. Since transactions in foreign currencies are usually conducted on a principal basis, no fees or commissions are involved.

      -- Options on Securities. An Underlying Fund may write and purchase call and put options on securities. In purchasing an option on securities, an Underlying Fund would be in a position to realize a gain if, during the option period, the price of the underlying securities increased (in the case of a call) or decreased (in the case of a put) by an amount in excess of the premium paid; otherwise an Underlying Fund would experience a loss not greater than the premium paid for the option. Thus, an Underlying Fund would realize a loss if the price of the underlying security declined or remained the same (in the case of a call) or increased or remained the same (in the case of a put) or otherwise did not increase (in the case of a put) or decrease (in the case of a call) by more than the amount of the premium. If a put or call option purchased by an Underlying Fund were permitted to expire without being sold or exercised, its premium would represent a loss to an Underlying Fund.

            An Underlying Fund may write a put or call option in return for a premium, which is retained by an Underlying Fund whether or not the option is exercised. An Underlying Fund may write covered or uncovered options. A call option written by an Underlying Fund is "covered" if an Underlying Fund owns the underlying security, has an absolute and immediate right to acquire that security upon conversion or exchange of another security it holds, or holds a call option on the underlying security with an exercise price equal to or less than that of the call option it has written. A put option written by an Underlying Fund is covered if an Underlying Fund holds a put option on the underlying securities with an exercise price equal to or greater than that of the put option it has written. Uncovered options or "naked options" are riskier than covered options. For example, if an Underlying Fund wrote a naked call option and the price of the underlying security increased, the Underlying Fund would have to purchase the underlying security for delivery to the call buyer and sustain a loss, which could be substantial, equal to the difference between the option price and the market price of the security.

            An Underlying Fund may purchase call options to hedge against an increase in the price of securities that the Underlying Fund anticipates purchasing in the future. If such increase occurs, the call option will permit the Underlying Fund to purchase the securities at the exercise price, or to close out the options at a profit. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by the Underlying Fund upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to the Underlying Fund and the Underlying Fund will suffer a loss on the transaction to the extent of the premium paid.

            An Underlying Fund may purchase put options to hedge against a decline in the value of portfolio securities. If such decline occurs, the put options will permit the Underlying Fund to sell the securities at the exercise price or to close out the options at a profit. By using put options in this way, the Underlying Fund will reduce any profit it might otherwise have realized on the underlying security by the amount of the premium paid for the put option and by transaction costs.

            An Underlying Fund may also, as an example, write combinations of put and call options on the same security, known as "straddles," with the same exercise and expiration date. By writing a straddle, an Underlying Fund undertakes a simultaneous obligation to sell and purchase the same security in the event that one of the options is exercised. If the price of the security subsequently rises above the exercise price, the call will likely be exercised and the Underlying Fund will be required to sell the underlying security at or below market price. This loss may be offset, however, in whole or in part, by the premiums received on the writing of the two options. Conversely, if the price of the security declines by a sufficient amount, the put will likely be exercised. The writing of straddles will likely be effective, therefore, only where the price of the security remains relatively stable and neither the call nor the put is exercised. In those instances where one of the options is exercised, the loss on the purchase or sale of the underlying security may exceed the amount of the premiums received.

            An Underlying Fund may purchase or write options on securities of the types in which they are permitted to invest in privately-negotiated (i.e., OTC) transactions. By writing a call option, an Underlying Fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option. By writing a put option, an Underlying Fund assumes the risk that it may be required to purchase the underlying security for an exercise price above its then current market value, resulting in a capital loss unless the security subsequently appreciates in value. Where options are written for hedging purposes, such transactions constitute only a partial hedge against declines in the value of portfolio securities or against increases in the value of securities to be acquired, up to the amount of the premium.

            Each Underlying Fund will effect such transactions only with investment dealers and other financial institutions (such as commercial banks or savings and loan institutions) deemed creditworthy by the Adviser, and the Adviser has adopted procedures for monitoring the creditworthiness of such entities. Options purchased or written in negotiated transactions may be illiquid and it may not be possible for the Underlying Fund to effect a closing transaction at a time when the Adviser believes it would be advantageous to do so.

      -- Options on Securities Indices. An option on a securities index is similar to an option on a security except that, rather than taking or making delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the chosen index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option.

            An Underlying Fund may write (sell) call and put options and purchase call and put options on securities indices. If an Underlying Fund purchases put options on securities indices to hedge its investments against a decline in the value of portfolio securities, it will seek to offset a decline in the value of securities it owns through appreciation of the put option. If the value of an Underlying Fund's investments does not decline as anticipated, or if the value of the option does not increase, the Underlying Fund's loss will be limited to the premium paid for the option. The success of this strategy will largely depend on the accuracy of the correlation between the changes in value of the index and the changes in value of an Underlying Fund's security holdings.

            An Underlying Fund may also write put or call options on securities indices to, among other things, earn income. If the value of the chosen index declines below the exercise price of the put option, the Underlying Fund has the risk of loss of the amount of the difference between the exercise price and the closing level of the chosen index, which it would be required to pay to the buyer of the put option and which may not be offset by the premium it received upon sale of the put option. Similarly, if the value of the index is higher than the exercise price of the call option, the Underlying Fund has the risk of loss of the amount of the difference between the exercise price and the closing level of the chosen index, which may not be offset by the premium it received upon sale of the call option. If the decline or increase in the value securities index is significantly below or above the exercise price of the written option, the Underlying Fund could experience a substantial loss.

            The purchase of call options on securities indices may be used by an Underlying Fund to attempt to reduce the risk of missing a broad market advance, or an advance in an industry or market segment, at a time when the Underlying Fund holds uninvested cash or short-term debt securities awaiting investment. When purchasing call options for this purpose, an Underlying Fund will also bear the risk of losing all or a portion of the premium paid if the value of the index does not rise. The purchase of call options on stock indices when an Underlying Fund is substantially fully invested is a form of leverage, up to the amount of the premium and related transaction costs, and involves risks of loss and of increased volatility similar to those involved in purchasing call options on securities the Underlying Fund owns.

      -- Other Option Strategies. In an effort to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of its portfolio from a decline in value, sometimes within certain ranges, an Underlying Fund may use option strategies such as the concurrent purchase of a call or put option, including on individual securities and stock indices, futures contracts (including on individual securities and stock indices) or shares of ETFs at one strike price and the writing of a call or put option on the same individual security, stock index, futures contract or ETF at a higher strike price in the case of a call option or at a lower strike price in the case of a put option. The maximum profit from this strategy would result for the call options from an increase in the value of the individual security, stock index, futures contract or ETF above the higher strike price or for the put options the decline in the value of the individual security, stock index, futures contract or ETF below the lower strike price. If the price of the individual security, stock index, futures contract or ETF declines in the case of the call option or increases in the case of the put option, the Underlying Fund has the risk of losing the entire amount paid for the call or put options.

      -- Options on Foreign Currencies. An Underlying Fund may purchase and write options on foreign currencies for hedging and non-hedging purposes. For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, an Underlying Fund may purchase put options on the foreign currency. If the value of the currency does decline, an Underlying Fund will have the right to sell such currency for a fixed amount in dollars and could thereby offset, in whole or in part, the adverse effect on its portfolio which otherwise would have resulted.

            Conversely, where a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, an Underlying Fund may purchase call options thereon. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to an Underlying Fund from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, an Underlying Fund could sustain losses on transactions in foreign currency options which would require it to forgo a portion or all of the benefits of advantageous changes in such rates.

            In addition, where an Underlying Fund anticipates a decline in the dollar value of non-U.S. Dollar-denominated securities due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the diminution in value of portfolio securities could be offset by the amount of the premium received.

            Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, an Underlying Fund could write a put option on the relevant currency, which, if rates move in the manner projected, will expire unexercised and allow an Underlying Fund to hedge such increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and an Underlying Fund will be required to purchase or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, an Underlying Fund also may be required to forgo all or a portion of the benefits that might otherwise have been obtained from favorable movements in exchange rates.

            In addition to using options for the hedging purposes described above, an Underlying Fund may also invest in options on foreign currencies for non-hedging purposes as a means of making direct investments in foreign currencies. An Underlying Fund may use options on currency to seek to increase total return when the Adviser anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by an Underlying Fund and do not present attractive investment opportunities. For example, an Underlying Fund may purchase call options in anticipation of an increase in the market value of a currency. An Underlying Fund would ordinarily realize a gain if, during the option period, the value of such currency exceeded the sum of the exercise price, the premium paid and transaction costs. Otherwise, an Underlying Fund would realize no gain or a loss on the purchase of the call option. Put options may be purchased by an Underlying Fund for the purpose of benefiting from a decline in the value of a currency that an Underlying Fund does not own. An Underlying Fund would normally realize a gain if, during the option period, the value of the underlying currency decreased below the exercise price sufficiently to more than cover the premium and transaction costs. Otherwise, an Underlying Fund would realize no gain or loss on the purchase of the put option. For additional information on the use of options on foreign currencies for non-hedging purposes, see "Currency Transactions" below.

            Special Risks Associated with Options on Currencies. An exchange-traded options position may be closed out only on an options exchange that provides a secondary market for an option of the same series. Although an Underlying Fund will generally purchase or sell options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time. For some options, no secondary market on an exchange may exist. In such event, it might not be possible to effect closing transactions in particular options, with the result that an Underlying Fund would have to exercise its options in order to realize any profit and would incur transaction costs on the sale of the underlying currency.

      -- Futures Contracts and Options on Futures Contracts. Futures contracts that an Underlying Fund may buy and sell may include futures contracts on fixed-income or other securities, and contracts based on interest rates, foreign currencies or financial indices, including any index of U.S. Government securities. An Underlying Fund may, for example, purchase or sell futures contracts and options thereon to hedge against changes in interest rates, securities (through index futures or options) or currencies.

            Interest rate futures contracts are purchased or sold for hedging purposes to attempt to protect against the effects of interest rate changes on an Underlying Fund's current or intended investments in fixed-income securities. For example, if an Underlying Fund owned long-term bonds and interest rates were expected to increase, that Underlying Fund might sell interest rate futures contracts. Such a sale would have much the same effect as selling some of the long-term bonds in that Underlying Fund's portfolio. However, the market for interest rate futures contracts may be more liquid than the cash market for individual bonds, and the use of interest rate futures contracts as a hedging technique allows an Underlying Fund to hedge its interest rate risk without having to sell its portfolio securities. If interest rates were to increase, the value of the debt securities in an Underlying Fund would decline, but the value of that Underlying Fund's interest rate futures contracts would be expected to increase at approximately the same rate, thereby keeping the net asset value ("NAV") of that Underlying Fund from declining as much as it otherwise would have. On the other hand, if interest rates were expected to decline, interest rate futures contracts could be purchased to hedge in anticipation of subsequent purchases of long-term bonds at higher prices. Because the fluctuations in the value of the interest rate futures contracts should be similar to those of long-term bonds, an Underlying Fund could protect itself against the effects of the anticipated rise in the value of long-term bonds without actually buying them until the necessary cash becomes available or the market has stabilized. At that time, the interest rate futures contracts could be liquidated and that Underlying Fund's cash reserves could then be used to buy long-term bonds on the cash market.

            An Underlying Fund may purchase and sell foreign currency futures contracts for hedging or risk management purposes in order to protect against fluctuations in currency exchange rates. Such fluctuations could reduce the dollar value of portfolio securities denominated in foreign currencies, or increase the cost of non-U.S. Dollar-denominated securities to be acquired, even if the value of such securities in the currencies in which they are denominated remains constant. Each Underlying Fund may sell futures contracts on a foreign currency, for example, when it holds securities denominated in such currency and it anticipates a decline in the value of such currency relative to the dollar. If such a decline were to occur, the resulting adverse effect on the value of non-U.S. Dollar-denominated securities may be offset, in whole or in part, by gains on the futures contracts. However, if the value of the foreign currency increases relative to the dollar, an Underlying Fund's loss on the foreign currency futures contract may or may not be offset by an increase in the value of the securities because a decline in the price of the security stated in terms of the foreign currency may be greater than the increase in value as a result of the change in exchange rates.

            Conversely, an Underlying Fund could protect against a rise in the dollar cost of non-U.S. Dollar-denominated securities to be acquired by purchasing futures contracts on the relevant currency, which could offset, in whole or in part, the increased cost of such securities resulting from a rise in the dollar value of the underlying currencies. When an Underlying Fund purchases futures contracts under such circumstances, however, and the price in dollars of securities to be acquired instead declines as a result of appreciation of the dollar, an Underlying Fund will sustain losses on its futures position which could reduce or eliminate the benefits of the reduced cost of portfolio securities to be acquired.

            An Underlying Fund may also engage in currency "cross hedging" when, in the opinion of the Adviser, the historical relationship among foreign currencies suggests that an Underlying Fund may achieve protection against fluctuations in currency exchange rates similar to that described above at a reduced cost through the use of a futures contract relating to a currency other than the U.S. Dollar or the currency in which the foreign security is denominated. Such "cross hedging" is subject to the same risks as those described above with respect to an unanticipated increase or decline in the value of the subject currency relative to the U.S. Dollar.

            An Underlying Fund may also use foreign currency futures contracts and options on such contracts for non-hedging purposes. Similar to options on currencies described above, an Underlying Fund may use foreign currency futures contracts and options on such contracts to seek to increase total return when the Adviser anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by an Underlying Fund and do not present attractive investment opportunities. The risks associated with foreign currency futures contracts and options on futures contracts are similar to those associated with options on foreign currencies, as described above. For additional information on the use of futures contracts on foreign currencies and options on such contracts for non-hedging purposes, see "Currency Transactions" below.

            Purchases or sales of stock or bond index futures contracts are used for hedging or risk management purposes to attempt to protect an Underlying Fund's current or intended investments from broad fluctuations in stock or bond prices. For example, an Underlying Fund may sell stock or bond index futures contracts in anticipation of or during a market decline to attempt to offset the decrease in market value of an Underlying Fund's portfolio securities that might otherwise result. If such decline occurs, the loss in value of portfolio securities may be offset, in whole or in part, by gains on the futures position. When an Underlying Fund is not fully invested in the securities market and anticipates a significant market advance, it may purchase stock or bond index futures contracts in order to gain rapid market exposure that may, in whole or in part, offset increases in the cost of securities that an Underlying Fund intends to purchase. As such purchases are made, the corresponding positions in stock or bond index futures contracts will be closed out.

            Options on futures contracts are options that call for the delivery of futures contracts upon exercise. Options on futures contracts written or purchased by an Underlying Fund will be traded on U.S. exchanges.

            The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the securities in an Underlying Fund's portfolio. If the futures price at expiration of the option is below the exercise price, an Underlying Fund will retain the full amount of the option premium, which provides a partial hedge against any decline that may have occurred in an Underlying Fund's portfolio holdings. The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the securities or other instruments required to be delivered under the terms of the futures contract. If the futures price at expiration of the put option is higher than the exercise price, an Underlying Fund will retain the full amount of the option premium, which provides a partial hedge against any increase in the price of securities which an Underlying Fund intends to purchase. If a put or call option an Underlying Fund has written is exercised, an Underlying Fund will incur a loss which will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its options on futures positions, an Underlying Fund's losses from exercised options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.

            An Underlying Fund may purchase options on futures contracts for hedging purposes instead of purchasing or selling the underlying futures contracts. For example, where a decrease in the value of portfolio securities is anticipated as a result of a projected market-wide decline or changes in interest or exchange rates, an Underlying Fund could, in lieu of selling futures contracts, purchase put options thereon. In the event that such decrease were to occur, it may be offset, in whole or in part, by a profit on the option. If the anticipated market decline were not to occur, an Underlying Fund will suffer a loss equal to the price of the put. Where it is projected that the value of securities to be acquired by an Underlying Fund will increase prior to acquisition due to a market advance or changes in interest or exchange rates, an Underlying Fund could purchase call options on futures contracts, rather than purchasing the underlying futures contracts. If the market advances, the increased cost of securities to be purchased may be offset by a profit on the call. However, if the market declines, an Underlying Fund will suffer a loss equal to the price of the call, but the securities that an Underlying Fund intends to purchase may be less expensive.

      -- Credit Default Swap Agreements. The "buyer" in a credit default swap contract is obligated to pay the "seller" a periodic stream of payments over the term of the contract in return for a contingent payment upon the occurrence of a credit event with respect to an underlying reference obligation. Generally, a credit event means bankruptcy, failure to pay, obligation acceleration or restructuring. An Underlying Fund may be either the buyer or seller in the transaction. As a seller, the Underlying Fund receives a fixed rate of income throughout the term of the contract, which typically is between one month and ten years, provided that no credit event occurs. If a credit event occurs, the Underlying Fund typically must pay the contingent payment to the buyer. The contingent payment will be either (i) the "par value" (full amount) of the reference obligation in which case the Underlying Fund will receive the reference obligation in return, or (ii) an amount equal to the difference between the par value and the current market value of the obligation. The value of the reference obligation received by the Underlying Fund as a seller if a credit event occurs, coupled with the periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss to the Underlying Fund. If the Underlying Fund is a buyer and no credit event occurs, the Underlying Fund will lose its periodic stream of payments over the term of the contract. However, if a credit event occurs, the buyer typically receives full notional value for a reference obligation that may have little or no value.

            Credit default swaps may involve greater risks than if the Underlying Fund had invested in the reference obligation directly. Credit default swaps are subject to general market risk, liquidity risk and credit risk.

      -- Currency Swaps. An Underlying Fund may enter into currency swaps for hedging purposes in an attempt to protect against adverse changes in exchange rates between the U.S. Dollar and other currencies or for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under "Currency Transactions". Currency swaps involve the exchange by an Underlying Fund with another party of a series of payments in specified currencies. Currency swaps may involve the exchange of actual principal amounts of currencies by the counterparties at the initiation and again upon termination of the transaction. Currency swaps may be bilateral and privately negotiated, with the Underlying Fund expecting to achieve an acceptable degree of correlation between its portfolio investments and its currency swaps positions. An Underlying Fund will not enter into any currency swap unless the credit quality of the unsecured senior debt or the claims-paying ability of the counterparty thereto is rated in the highest short-term rating category of at least one nationally recognized statistical rating organization ("NRSRO") at the time of entering into the transaction.

      -- Swaps: Interest Rate Transactions. An Underlying Fund may enter into interest rate swaps, swaption and cap or floor transactions, which may include preserving a return or spread on a particular investment or portion of its portfolio or protecting against an increase in the price of securities an Underlying Fund anticipates purchasing at a later date. Unless there is a counterparty default, the risk of loss to an Underlying Fund from interest rate transactions is limited to the net amount of interest payments that the Underlying Fund is contractually obligated to make. If the counterparty to an interest rate transaction defaults, the Underlying Fund's risk of loss consists of the net amount of interest payments that the Underlying Fund is contractually entitled to receive.

            Interest rate swaps involve the exchange by an Underlying Fund with another party of payments calculated by reference to specified interest rates (e.g., an exchange of floating-rate payments for fixed-rate payments) computed based on a contractually-based principal (or "notional") amount.

            An option on a swap agreement, also called a "swaption," is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based "premium". A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index. A payer swaption gives the owner the right to pay the total return of a specified asset, reference rate, or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties.

            Interest rate caps and floors are similar to options in that the purchase of an interest rate cap or floor entitles the purchaser, to the extent that a specified index exceeds (in the case of a cap) or falls below (in the case of a floor) a predetermined interest rate, to receive payments of interest on a notional amount from the party selling the interest rate cap or floor.

            Caps and floors are less liquid than swaps. These transactions do not involve the delivery of securities or other underlying assets or principal. An Underlying Fund will enter into bilateral swap agreements, including interest rate swaps, swaption, cap or floor transactions only with counterparties who have credit ratings of at least A- (or the equivalent) from any one NRSRO or counterparties with guarantors with debt securities having such a rating. For cleared interest rate swaps, the Adviser will monitor the creditworthiness of each of the central clearing counterparty, clearing broker and executing broker but there will be no prescribed NRSRO rating requirements for these entities.

      -- Inflation (CPI) Swaps. Inflation swap agreements are contracts in which one party agrees to pay the cumulative percentage increase in a price index (the Consumer Price Index with respect to CPI swaps) over the term of the swap (with some lag on the inflation index), and the other pays a compounded fixed rate. Inflation swap agreements may be used to protect the NAV of the Underlying Fund against an unexpected change in the rate of inflation measured by an inflation index since the value of these agreements is expected to increase if unexpected inflation increases.

      -- Variance and Correlation Swaps. An Underlying Fund may enter into variance or correlation swaps in an attempt to hedge equity market risk or adjust exposure to the equity markets. Variance swaps are contracts in which two parties agree to exchange cash payments based on the difference between the stated level of variance and the actual variance realized on an underlying asset or index. Actual "variance" as used here is defined as the sum of the square of the returns on the reference asset or index (which in effect is a measure of its "volatility") over the length of the contract term. The parties to a variance swap can be said to exchange actual volatility for a contractually stated rate of volatility. Correlation swaps are contracts in which two parties agree to exchange cash payments based on the differences between the stated and the actual correlation realized on the underlying equity securities within a given equity index. "Correlation" as used here is defined as the weighted average of the correlations between the daily returns of each pair of securities within a given equity index. If two assets are said to be closely correlated, it means that their daily returns vary in similar proportions or along similar trajectories.

      -- Total Return Swaps. An Underlying Fund may enter into total return swaps in order to take a "long" or "short" position with respect to an underlying referenced asset. The Underlying Fund is subject to market price volatility of the underlying referenced asset. A total return swap involves commitments to pay interest in exchange for a market linked return based on a notional amount. To the extent that the total return of the security group of securities or index underlying the transaction exceeds or falls short of the offsetting interest obligation, the Underlying Fund will receive a payment from or make a payment to the counterparty.

      --Special Risks Associated with Swaps. Risks may arise as a result of the failure of the counterparty to a bilateral swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by an Underlying Fund, and/or the termination value at the end of the contract. Therefore, the Underlying Fund considers the creditworthiness of the counterparty to a bilateral swap contract. The risk is mitigated by having a netting arrangement between the Underlying Fund and the counterparty and by the posting of collateral by the counterparty to the Underlying Fund to cover the Underlying Fund's exposure to the counterparty. Certain standardized swaps, including interest rate swaps and credit default swaps, are, or soon will be subject to mandatory central clearing. Central clearing is expected, among other things, to reduce counterparty credit risk, but does not eliminate it completely.

            Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Underlying Fund accrues for the changes in value on swap contracts on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swap contracts on the statement of assets and liabilities. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swap contracts. Fluctuations in the value of swap contracts are recorded as a component of net change in unrealized appreciation/depreciation of swap contracts on the statement of operations.

      -- Synthetic Foreign Equity Securities. An Underlying Fund may invest in different types of derivatives generally referred to as synthetic foreign equity securities. These securities may include international warrants or local access products. International warrants are financial instruments issued by banks or other financial institutions, which may or may not be traded on a foreign exchange. International warrants are a form of derivative security that may give holders the right to buy or sell an underlying security or a basket of securities representing an index from or to the issuer of the warrant for a particular price or may entitle holders to receive a cash payment relating to the value of the underlying security or index, in each case upon exercise by the Underlying Fund. Local access products are similar to options in that they are exercisable by the holder for an underlying security or a cash payment based upon the value of that security, but are generally exercisable over a longer term than typical options. These types of instruments may be American style, which means that they can be exercised at any time on or before the expiration date of the international warrant, or European style, which means that they may be exercised only on the expiration date.

            Other types of synthetic foreign equity securities in which an Underlying Fund may invest include covered warrants and low exercise price warrants. Covered warrants entitle the holder to purchase from the issuer, typically a financial institution, upon exercise, common stock of an international company or receive a cash payment (generally in U.S. Dollars). The issuer of the covered warrant usually owns the underlying security or has a mechanism, such as owning equity warrants on the underlying securities, through which they can obtain the securities. The cash payment is calculated according to a predetermined formula, which is generally based on the difference between the value of the underlying security on the date of exercise and the strike price. Low exercise price warrants are warrants with an exercise price that is very low relative to the market price of the underlying instrument at the time of issue (e.g., one cent or less). The buyer of a low exercise price warrant effectively pays the full value of the underlying common stock at the outset. In the case of any exercise of warrants, there may be a time delay between the time a holder of warrants gives instructions to exercise and the time the price of the common stock relating to exercise or the settlement date is determined, during which time the price of the underlying security could change significantly. In addition, the exercise or settlement date of the warrants may be affected by certain market disruption events, such as difficulties relating to the exchange of a local currency into U.S. Dollars, the imposition of capital controls by a local jurisdiction or changes in the laws relating to foreign investments. These events could lead to a change in the exercise date or settlement currency of the warrants, or postponement of the settlement date. In some cases, if the market disruption events continue for a certain period of time, the warrants may become worthless resulting in a total loss of the purchase price of the warrants.

            An Underlying Fund's investments in synthetic foreign equity securities will be those issued by entities deemed to be creditworthy by the Adviser, which will monitor the creditworthiness of the issuers on an ongoing basis. Investments in these instruments involve the risk that the issuer of the instrument may default on its obligation to deliver the underlying security or cash in lieu thereof. These instruments may also be subject to liquidity risk because there may be a limited secondary market for trading the warrants. They are also subject, like other investments in foreign securities, to foreign risk and currency risk.

            International warrants also include equity warrants, index warrants, and interest rate warrants. Equity warrants are generally issued in conjunction with an issue of bonds or shares, although they also may be issued as part of a rights issue or scrip issue. When issued with bonds or shares, they usually trade separately from the bonds or shares after issuance. Most warrants trade in the same currency as the underlying stock (domestic warrants), but also may be traded in different currency (euro-warrants). Equity warrants are traded on a number of foreign exchanges and in OTC markets. Index warrants and interest rate warrants are rights created by an issuer, typically a financial institution, entitling the holder to purchase, in the case of a call, or sell, in the case of a put, respectively, an equity index or a specific bond issue or interest rate index at a certain level over a fixed period of time. Index warrants transactions settle in cash, while interest rate warrants can typically be exercised in the underlying instrument or settle in cash.

            An Underlying Fund also may invest in long-term options of, or relating to, international issuers. Long-term options operate much like covered warrants. Like covered warrants, long-term options are call options created by an issuer, typically a financial institution, entitling the holder to purchase from the issuer outstanding securities of another issuer. Long-term options have an initial period of one year or more, but generally have terms between three and five years. Unlike U.S. options, long-term European options do not settle through a clearing corporation that guarantees the performance of the counterparty. Instead, they are traded on an exchange and subject to the exchange's trading regulations.

      -- Eurodollar Instruments. Eurodollar instruments are essentially U.S. Dollar-denominated futures contracts or options thereon that are linked to the London Interbank Offered Rate and are subject to the same limitations and risks as other futures contracts and options.

      -- Currency Transactions. An Underlying Fund may invest in non-U.S. Dollar-denominated securities on a currency hedged or un-hedged basis. The Adviser may actively manage an Underlying Fund's currency exposures and may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures contracts and options on futures contracts, swaps and options. The Adviser may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by an Underlying Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. An Underlying Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

Forward Commitments and When-Issued and Delayed Delivery Securities
-------------------------------------------------------------------

            Forward commitments for the purchase or sale of securities may include purchases on a "when-issued" basis or purchases or sales on a "delayed delivery" basis. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring (i.e., a "when, as and if issued" trade). When forward commitment transactions are negotiated, the price is fixed at the time the commitment is made. The Underlying Fund assumes the rights and risks of ownership of the security, but the Underlying Fund does not pay for the securities until they are received. If an Underlying Fund is fully or almost fully invested when forward commitment purchases are outstanding, such purchases may result in a form of leverage. Leveraging the portfolio in this manner may increase the Underlying Fund's volatility of returns.

            The use of forward commitments enables an Underlying Fund to protect against anticipated changes in exchange rates, interest rates and/or prices. For instance, an Underlying Fund may enter into a forward contract when it enters into a contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. Dollar price of the security ("transaction hedge"). In addition, when an Underlying Fund believes that a foreign currency may suffer a substantial decline against the U.S. Dollar, it may enter into a forward sale contract to sell an amount of that foreign currency approximating the value of some or all of that Underlying Fund's securities denominated in such foreign currency, or when the Underlying Fund believes that the U.S. Dollar may suffer a substantial decline against a foreign currency, it may enter into a forward purchase contract to buy that foreign currency for a fixed dollar amount ("position hedge"). If the direction of exchange rate movements was forecast incorrectly, an Underlying Fund might be required to complete such when-issued or forward transactions at prices inferior to the then current market values.

            When-issued securities and forward commitments may be sold prior to the settlement date. If the Underlying Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition or dispose of its right to deliver or receive against a forward commitment, it may incur a gain or loss. Any significant commitment of an Underlying Fund's assets to the purchase of securities on a "when, as and if issued" basis may increase the volatility of the Underlying Fund's NAV.

            At the time an Underlying Fund intends to enter into a forward commitment, it will record the transaction and thereafter reflect the value of the security purchased or, if a sale, the proceeds to be received, in determining its NAV. Any unrealized appreciation or depreciation reflected in such valuation of a "when, as and if issued" security would be canceled in the event that the required conditions did not occur and the trade was canceled.

            Purchases of securities on a forward commitment or when-issued basis may involve more risk than other types of purchases. For example, by committing to purchase securities in the future, an Underlying Fund subjects itself to a risk of loss on such commitments as well as on its portfolio securities. Also, an Underlying Fund may have to sell assets which have been set aside in order to meet redemptions. In addition, if an Underlying Fund determines it is advisable as a matter of investment strategy to sell the forward commitment or "when-issued" or "delayed delivery" securities before delivery, that Underlying Fund may incur a gain or loss because of market fluctuations since the time the commitment to purchase such securities was made. Any such gain or loss would be treated as a capital gain or loss for tax purposes. When the time comes to pay for the securities to be purchased under a forward commitment or on a "when-issued" or "delayed delivery" basis, an Underlying Fund will meet its obligations from the then available cash flow or the sale of securities, or, although it would not normally expect to do so, from the sale of the forward commitment or "when-issued" or "delayed delivery" securities themselves (which may have a value greater or less than an Underlying Fund's payment obligation). No interest or dividends accrue to the purchaser prior to the settlement date for securities purchased or sold under a forward commitment. In addition, in the event the other party to the transaction files for bankruptcy, becomes insolvent, or defaults on its obligation, an Underlying Fund may be adversely affected.

Illiquid Securities
-------------------

            An Underlying Fund will not invest in illiquid securities if immediately after such investment more than 15% or such other amount permitted by guidance regarding the 1940 Act of the Underlying Fund's net assets would be invested in such securities. For this purpose, illiquid securities include, among others: (a) direct placements or other securities that are subject to legal or contractual restrictions on resale or for which there is no readily available market (e.g., trading in the security is suspended or, in the case of unlisted securities, market makers do not exist or will not entertain bids or offers), (b) options purchased by the Underlying Fund OTC and the cover for options written by the Underlying Fund OTC, and (c) repurchase agreements not terminable within seven days. Securities that have legal or contractual restrictions on resale but have a readily available market are not deemed illiquid for purposes of this limitation.

            Mutual funds do not typically hold a significant amount of restricted securities (securities that are subject to restrictions on resale to the general public) or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund may also have to take certain steps or wait a certain amount of time in order to remove the transfer restrictions for such restricted securities in order to dispose of them, resulting in additional expense and delay.

            Rule 144A under the Securities Act of 1933, as amended (the "Securities Act"), allows a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act for resales of certain securities ("Rule 144A Securities") to qualified institutional buyers. To the extent permitted by applicable law, Rule 144A Securities will not be treated as illiquid for purposes of the foregoing restriction so long as such securities meet the liquidity guidelines established by the Board. Pursuant to these guidelines, the Adviser will monitor the liquidity of a Fund's investment in Rule 144A Securities. An insufficient number of qualified institutional buyers interested in purchasing certain restricted securities held by an Underlying Fund, however, could affect adversely the marketability of such portfolio securities and the Underlying Fund might be unable to dispose of such securities promptly or at reasonable prices.

            The Adviser, acting under the oversight of the Board, has adopted compliance policies to monitor the liquidity of restricted securities that are eligible for resale pursuant to Rule 144A. Liquidity decisions under these compliance policies involve consideration of, among others, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers issuing quotations to purchase or sell the security; (3) the number of other potential purchasers of the security; (4) the number of dealers undertaking to make a market in the security; (5) the nature of the security (including its unregistered nature) and the nature of the marketplace for the security (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer); and (6) any applicable Securities and Exchange Commission ("SEC") interpretation or position with respect to such type of securities.

Inflation-Indexed Bonds
-----------------------

            Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal. The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates may rise, leading to a decrease in value of inflation-indexed bonds. Short-term increases in inflation may lead to a decline in value. Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

Investments in Pre-IPO Securities
---------------------------------

            An Underlying Fund may invest in pre-IPO (initial public offering) securities. Pre-IPO securities, or venture capital investments, are investments in new and early stage companies, often funded by venture capital and referred to as "venture capital companies", whose securities have not been offered to the public and that are not publicly traded. These investments may present significant opportunities for capital appreciation but involve a high degree of risk that may result in significant decreases in the value of these investments. Venture capital companies may not have established products, experienced management or earnings history. An Underlying Fund may not be able to sell such investments when the portfolio managers and/or investment personnel deem it appropriate to do so because they are not publicly traded. As such, these investments are generally considered to be illiquid until a company's public offering (which may never occur) and are often subject to additional contractual restrictions on resale following any public offering that may prevent the Underlying Funds from selling their shares of these companies for a period of time. Market conditions, developments within a company, investor perception or regulatory decisions may adversely affect a venture capital company and delay or prevent a venture capital company from ultimately offering its securities to the public.

Investment in Exchange-Traded Funds and Other Investment Companies
------------------------------------------------------------------

            An Underlying Fund may invest in shares of ETFs, subject to the restrictions and limitations of the 1940 Act, or any applicable rules, exemptive orders or regulatory guidance. ETFs are pooled investment vehicles, which may be managed or unmanaged, that generally seek to track the performance of a specific index. ETFs will not track their underlying indices precisely since the ETFs have expenses and may need to hold a portion of their assets in cash, unlike the underlying indices, and the ETFs may not invest in all of the securities in the underlying indices in the same proportion as the indices for various reasons. An Underlying Fund will incur transaction costs when buying and selling ETF shares, and indirectly bear the expenses of the ETFs. In addition, the market value of an ETF's shares, which is based on supply and demand in the market for the ETF's shares, may differ from its NAV. Accordingly, there may be times when an ETF's shares trade at a discount to its NAV.

            An Underlying Fund may also invest in investment companies other than ETFs, as permitted by the 1940 Act or the rules and regulations or exemptive orders thereunder. As with ETF investments, if the Underlying Fund acquires shares in other investment companies, shareholders would bear, indirectly, the expenses of such investment companies (which may include management and advisory fees), which are in addition to the Underlying Fund's expenses. The Funds intend to invest uninvested cash balances in an affiliated money market fund as permitted by Rule 12d1-1 under the 1940 Act.

Loans of Portfolio Securities
-----------------------------

            The Underlying Funds may seek to increase income by lending portfolio securities to brokers, dealers, and financial institutions ("borrowers") to the extent permitted under the 1940 Act or the rules or regulations thereunder (as such statutes, rules or regulations may be amended from time to time) or by guidance regarding, interpretations of or exemptive orders under the 1940 Act. Generally, under an Underlying Fund's securities lending program, all securities loans will be secured continually by cash collateral. A principal risk in lending portfolio securities is that the borrower will fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities upon the borrower's default.

            In determining whether to lend securities to a particular borrower, the Adviser (subject to oversight by the Board) will consider all relevant facts and circumstances, including the creditworthiness of the borrower. The loans would be made only to firms deemed to be creditworthy, and when the consideration that can be earned currently from securities loans of this type justifies the attendant risk. The Underlying Funds will be compensated for the loan from a portion of the net return from the interest earned on the cash collateral after a rebate paid to the borrower (which may be a negative amount - i.e., the borrower may pay a fee to the Underlying Fund in connection with the loan) and payments for fees paid to the securities lending agent and for certain other administrative expenses.

            The Underlying Funds will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While securities are on loan, the borrower is obligated to pay the Underlying Funds amounts equal to any income or other distributions from the securities.

            The Underlying Funds will invest any cash collateral from their securities lending activities in shares of an affiliated money market fund managed by the Adviser and approved by the Board. Any such investment of cash collateral will be subject to the money market fund's investment risk. The Underlying Funds may pay reasonable finders', administrative, and custodial fees in connection with a loan.

            The Underlying Funds will not have the right to vote any securities having voting rights during the existence of the loan. The Underlying Funds will have the right to regain record ownership of loaned securities or equivalent securities in order to exercise voting or ownership rights. When an Underlying Fund lends securities, its investment performance will continue to reflect changes in the value of the securities loaned.

            Loan Participations and Assignments. An Underlying Fund may invest in direct debt instruments, which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers ("Loans") either by participating as co-lender at the time the loan is originated ("Participations") or by buying an interest in the loan in the secondary market from a financial institution or institutional investor ("Assignments"). The financial status of an institution interposed between an Underlying Fund and a borrower may affect the ability of the Underlying Fund to receive principal and interest payments.

            The Underlying Fund's investment may depend on the skill with which an agent bank administers the terms of the corporate loan agreements, monitors borrower compliance with covenants, collects principal, interest and fee payments from borrowers and, where necessary, enforces creditor remedies against borrowers. Agent banks typically have broad discretion in enforcing loan agreements.

            An Underlying Fund's investment in Participations typically will result in the Underlying Fund having a contractual relationship only with the financial institution arranging the Loan with the borrower (the "Lender") and not with the borrower directly. An Underlying Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, an Underlying Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, nor any rights of set-off against the borrower, and the Underlying Fund may not directly benefit from any collateral supporting the Loan in which it has purchased the Participation. As a result, an Underlying Fund may be subject to the credit risk of both the borrower and the Lender that is selling the Participation. In the event of the insolvency of the Lender selling a Participation, an Underlying Fund may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the borrower. Certain Participations may be structured in a manner designed to avoid purchasers of Participations being subject to the credit risk of the Lender with respect to the Participation; but even under such a structure, in the event of the Lender's insolvency, the Lender's servicing of the Participation may be delayed and the assignability of the Participation impaired.

            When an Underlying Fund purchases assignments from Lenders, it will typically acquire direct rights against the borrower on a Loan. Because Assignments are arranged through private negotiations between potential assignees and potential assignors, however, the rights and obligations acquired by the Underlying Fund as the purchaser of an assignment may differ from, and be more limited than, those held by the assigning Lender. The assignability of certain obligations is restricted by the governing documentation as to the nature of the assignee such that the only way in which an Underlying Fund may acquire an interest in a Loan is through a Participation and not an Assignment.

            Loans in which an Underlying Fund may invest include participations in "bridge loans", which are loans taken out by borrowers for a short period (typically less than six months) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high-yield bonds issued for the purpose of acquisition. An Underlying Fund may also participate in unfunded loan commitments, which are contractual obligations for future funding, and receive a commitment fee based on the amount of the commitment.

            An Underlying Fund may have difficulty disposing of Assignments and Participations because to do so it will have to assign such securities to a third party. Because there is no liquid market for such securities, the Underlying Fund anticipates that such securities could be sold only to a limited number of institutional investors. The lack of a liquid secondary market may have an adverse impact on the value of such securities and an Underlying Fund's ability to dispose of particular Assignments or Participations when necessary to meet an Underlying Fund's liquidity needs in response to a specific economic event such as a deterioration in the creditworthiness of the borrower. The lack of a liquid secondary market for Assignments and Participations also may make it more difficult for an Underlying Porfolio to assign a value to these securities for purposes of valuing the Underlying Fund's portfolio and calculating its asset value.

Money Market Securities
-----------------------

            Certificates of Deposit, Bankers' Acceptances and Bank Time Deposits. Certificates of deposit are receipts issued by a bank in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity.

            Bankers' acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" by another bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most maturities are six months or less.

            Bank time deposits are funds kept on deposit with a bank for a stated period of time in an interest bearing account. At present, bank time deposits maturing in more than seven days are not considered by the Adviser to be readily marketable.

            Commercial Paper. Commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by entities in order to finance their current operations.

            Variable Notes. Variable amount master demand notes and variable amount floating-rate notes are obligations that permit the investment of fluctuating amounts by an Underlying Fund at varying rates of interest pursuant to direct arrangements between the Underlying Fund, as lender, and the borrower. Master demand notes permit daily fluctuations in the interest rate while the interest rate under variable amount floating-rate notes fluctuate on a weekly basis. These notes permit daily changes in the amounts borrowed. An Underlying Fund has the right to increase the amount under these notes at any time up to the full amount provided by the note agreement, or to decrease the amount, and the borrower may repay up to the full amount of the notes without penalty. Because these types of notes are direct lending arrangements between the lender and the borrower, it is not generally contemplated that such instruments will be traded and there is no secondary market for these notes. Master demand notes are redeemable (and, thus, immediately repayable by the borrower) at face value, plus accrued interest, at any time. Variable amount floating-rate notes are subject to next-day redemption 14 days after the initial investment therein. With both types of notes, therefore, an Underlying Fund's right to redeem depends on the ability of the borrower to pay principal and interest on demand. In connection with both types of note arrangements, the Underlying Fund considers earning power, cash flow and other liquidity ratios of the issuer. These notes, as such, are not typically rated by credit rating agencies. Unless they are so rated, an Underlying Fund may invest in them only if at the time of an investment the issuer has an outstanding issue of unsecured debt rated Aa or better by Moody's or AA or better by S&P, Fitch Ratings ("Fitch"), or Duff & Phelps.

Mortgage-Backed Securities and Other Asset-Backed Securities
------------------------------------------------------------

            The mortgage-related securities in which an Underlying Fund may invest typically are securities representing interests in pools of mortgage loans made by lenders such as savings and loan associations, mortgage bankers and commercial banks and are assembled for sale to investors (such as the Underlying Funds) by governmental or private organizations. Private organizations include commercial banks, savings associations, mortgage companies, investment banking firms, finance companies, special purpose finance entities (called special purpose vehicles or SPVs) and other entities that acquire and package loans for resales as mortgage-related securities. Specifically, these securities may include pass-through mortgage-related securities, collateralized mortgage obligations ("CMOs"), CMO residuals, adjustable-rate mortgage securities ("ARMS"), stripped mortgage-backed securities ("SMBSs"), commercial mortgage-backed securities, mortgage dollar rolls, collateralized obligations and other securities that directly or indirectly represent a participation in or are secured by and payable from mortgage loans on real property and other assets.

            Pass-Through Mortgage-Related Securities. Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment consisting of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their residential mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying residential property, refinancing or foreclosure, net of fees or costs that may be incurred. Some mortgage-related securities, such as securities issued by GNMA, are described as "modified pass-through." These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, regardless of whether or not the mortgagor actually makes the payment.

            The average life of pass-through pools varies with the maturities of the underlying mortgage instruments. In addition, a pool's term may be shortened by unscheduled or early payments of principal and interest on the underlying mortgages. The occurrence of mortgage prepayments is affected by factors including the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions. As prepayment rates of individual pools vary widely, it is not possible to accurately predict the average life of a particular pool. For pools of fixed-rate 30-year mortgages, common industry practice is to assume that prepayments will result in a 12-year average life. Pools of mortgages with other maturities or different characteristics will have varying average life assumptions. The assumed average life of pools of mortgages having terms of less than 30 years, is less than 12 years, but typically not less than 5 years.

            Yields on pass-through securities are typically quoted by investment dealers and vendors based on the maturity of the underlying instruments and the associated average life assumption. In periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of a pool of mortgage-related securities. Conversely, in periods of rising interest rates the rate of prepayment tends to decrease, thereby lengthening the actual average life of the pool. Historically, actual average life has been consistent with the 12-year assumption referred to above. Actual prepayment experience may cause the yield to differ from the assumed average life yield. Reinvestment of prepayments may occur at higher or lower interest rates than the original investment, thus affecting the yield of the Underlying Fund. The compounding effect from reinvestment of monthly payments received by the Underlying Fund will increase the yield to shareholders compared with bonds that pay interest semi-annually.

            The principal governmental (i.e., backed by the full faith and credit of the U.S. Government) guarantor of mortgage-related securities is GNMA. GNMA is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of Federal Housing Administration-insured or U.S. Department of Veterans Affairs-guaranteed mortgages.

            Government-related (i.e., not backed by the full faith and credit of the U.S. Government) guarantors include FNMA and FHLMC. FNMA and FHLMC are a government-sponsored corporation or corporate instrumentality of the U.S. Government respectively (government-sponsored entities or "GSEs"), which were owned entirely by private stockholders until 2008 when they were placed in conservatorship by the U.S. Government. After being placed in conservatorship, the GSEs issued senior preferred stock and common stock to the U.S. Treasury in an amount equal to 79.9% of each GSE in return for certain funding and liquidity arrangements. The GSEs continue to operate as going concerns while in conservatorship and each remains liable for all of its obligations associated with its mortgage-backed securities. The U.S. Treasury provided additional funding to the GSEs, but recently the GSEs have been paying dividends to the U.S. Treasury in a cumulative amount almost equal to the payments made to the GSEs by the U.S. Treasury since 2008. The future of the GSEs is unclear as Congress is considering whether to adopt legislation that would severely restrict or even terminate their operations. FNMA purchases residential mortgages from a list of approved seller/servicers which include state and federally-chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA and are now, in effect, backed by the full faith and credit of the U.S. Government. Participation certificates issued by FHLMC, which represent interests in mortgages from FHLMC's national portfolio, are guaranteed by FHLMC as to the timely payment of interest and ultimate collection of principal and are now, in effect, backed by the full faith and credit of the U.S. Government.

            Commercial banks, savings and loan associations, private mortgage insurance companies, mortgage bankers and other secondary market issuers create pass-through pools of conventional residential mortgage loans. Securities representing interests in pools created by non-governmental private issuers generally offer a higher rate of interest than securities representing interests in pools created by governmental issuers because there are no direct or indirect governmental guarantees of the underlying mortgage payments. However, private issuers sometimes obtain committed loan facilities, lines of credit, letters of credit, surety bonds or other forms of liquidity and credit enhancement to support the timely payment of interest and principal with respect to their securities if the borrowers on the underlying mortgages fail to make their mortgage payments. The ratings of such non-governmental securities are generally dependent upon the ratings of the providers of such liquidity and credit support and would be adversely affected if the rating of such an enhancer were downgraded.

            The structuring of the pass-through pool may also provide credit enhancement. Examples of such credit support arising out of the structure of the transaction include the issue of senior and subordinated securities (e.g., the issuance of securities by a SPV in multiple classes or "tranches", with one or more classes being senior to other subordinated classes as to payment of principal and interest, with the result that defaults on the underlying mortgage loans are borne first by the holders of the subordinated class); creation of "reserve funds" (in which case cash or investments sometimes funded from a portion of the payments on the underlying mortgage loans, are held in reserve against future losses); and "overcollateralization" (in which case the scheduled payments on, or the principal amount of, the underlying mortgage loans exceeds that required to make payment of the securities and pay any servicing or other fees). There can be no guarantee the credit enhancements, if any will be sufficient to prevent losses in the event of defaults on the underlying mortgage loans.

            In addition, mortgage-related securities that are issued by private issuers are not subject to the underwriting requirements for the underlying mortgages that are applicable to those mortgage-related securities that have a government or government-sponsored entity guaranteed. As a result, the mortgage loans underlying private mortgage-related securities may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics than government or government-sponsored mortgage-related securities and have wider variances in a number of terms, including interest rate, term, size, purposes and borrower characteristics. Privately-issued pools more frequently include second mortgages, high loan-to-value mortgages and manufactured housing loans. The coupon rates and maturities of the underlying mortgage loans in a private-label mortgage-related pool may vary to a greater extent than those included in a government guaranteed pool, and the pool may include subprime mortgage loans. Subprime loans refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their loans. For these reasons, the loans underlying these securities have had in many cases higher default rates than those loans that meet government underwriting requirements.

            Collateralized Mortgage Obligations. Another form of mortgage-related security is a "pay-through" security, which is a debt obligation of the issuer secured by a pool of mortgage loans pledged as collateral that is legally required to be paid by the issuer, regardless of whether payments are actually made on the underlying mortgages. CMOs are the predominant type of "pay-through" mortgage-related security. In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of a CMO, often referred to as a "tranche", is issued at a specific coupon rate and has a stated maturity or final distribution date. Principal prepayments on collateral underlying a CMO may cause one or more tranches of the CMO to be retired substantially earlier than the stated maturities or final distribution dates of the collateral. Although payment of the principal of, and interest on, the underlying collateral securing privately-issued CMOs may be guaranteed by GNMA, FNMA or FHLMC, these CMOs represent obligations solely of the private issuer and are not insured or guaranteed by GNMA, FNMA, FHLMC, any other governmental agency or any other person or entity.

            Adjustable-Rate Mortgage Securities. Another type of mortgage-related security, known as adjustable-rate mortgage securities ("ARMS"), bears interest at a rate determined by reference to a predetermined interest rate or index. ARMS may be secured by fixed-rate mortgages or adjustable-rate mortgages. ARMS secured by fixed-rate mortgages generally have lifetime caps on the coupon rates of the securities. To the extent that general interest rates increase faster than the interest rates on the ARMS, these ARMS will decline in value. The adjustable-rate mortgages that secure ARMS will frequently have caps that limit the maximum amount by which the interest rate or the monthly principal and interest payments on the mortgages may increase. These payment caps can result in negative amortization (i.e., an increase in the balance of the mortgage loan). Furthermore, since many adjustable-rate mortgages only reset on an annual basis, the values of ARMS tend to fluctuate to the extent that changes in prevailing interest rates are not immediately reflected in the interest rates payable on the underlying adjustable-rate mortgages.

            Stripped Mortgage-Related Securities. Stripped mortgage-related securities (SMRS) are mortgage related securities that are usually structured with separate classes of securities collateralized by a pool of mortgages or a pool of mortgage-backed bonds or pass-through securities, with each class receiving different proportions of the principal and interest payments from the underlying assets. A common type of SMRS has one class of interest-only securities (IOs) receiving all of the interest payments from the underlying assets and one class of principal-only securities (POs) receiving all of the principal payments from the underlying assets. IOs and POs are extremely sensitive to interest rate changes and are more volatile than mortgage-related securities that are not stripped. IOs tend to decrease in value as interest rates decrease and are extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal prepayments may have a material adverse effect on the yield to maturity of the IO class. POs generally increase in value as interest rates decrease. If prepayments of the underlying mortgages are greater than anticipated, the amount of interest earned on the overall pool will decrease due to the decreasing principal balance of the assets. Due to their structure and underlying cash flows, SMRS may be more volatile than mortgage-related securities that are not stripped. Changes in the values of IOs and POs can be substantial and occur quickly, such as occurred in the first half of 1994 when the value of many POs dropped precipitously due to increases in interest rates.

            The Underlying Fund will only invest in SMRS that are issued by the U.S. Government, its agencies or instrumentalities and supported by the full faith and credit of the United States. Although SMRS are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, the complexity of these instruments and the smaller number of investors in the sector can lend to illiquid markets in the sector.

            Commercial Mortgage-Backed Securities. Commercial mortgage-backed securities are securities that represent an interest in, or are secured by, mortgage loans secured by multifamily or commercial properties, such as industrial and warehouse properties, office buildings, retail space and shopping malls, and cooperative apartments, hotels and motels, nursing homes, hospitals and senior living centers. Commercial mortgage-backed securities have been issued in public and private transactions by a variety of public and private issuers using a variety of structures, some of which were developed in the residential mortgage context, including multi-class structures featuring senior and subordinated classes. Commercial mortgage-backed securities may pay fixed or floating rates of interest. The commercial mortgage loans that underlie commercial mortgage-related securities have certain distinct risk characteristics. Commercial mortgage loans generally lack standardized terms, which may complicate their structure, tend to have shorter maturities than residential mortgage loans and may not be fully amortizing. Commercial properties themselves tend to be unique and are more difficult to value than single-family residential properties. In addition, commercial properties, particularly industrial and warehouse properties, are subject to environmental risks and the burdens and costs of compliance with environmental laws and regulations.

            Certain Risks. The value of mortgage-related securities is affected by a number of factors. Unlike traditional debt securities, which have fixed maturity dates, mortgage-related securities may be paid earlier than expected as a result of prepayments of underlying mortgages. Such prepayments generally occur during periods of falling mortgage interest rates. If property owners make unscheduled prepayments of their mortgage loans, these prepayments will result in the early payment of the applicable mortgage-related securities. In that event, the Underlying Fund may be unable to invest the proceeds from the early payment of the mortgage-related securities in investments that provide as high a yield as the mortgage-related securities. Early payments associated with mortgage-related securities cause these securities to experience significantly greater price and yield volatility than is experienced by traditional fixed-income securities. The level of general interest rates, general economic conditions and other social and demographic factors affect the occurrence of mortgage prepayments. During periods of falling interest rates, the rate of mortgage prepayments tends to increase, thereby tending to decrease the life of mortgage-related securities. Conversely, during periods of rising interest rates, a reduction in prepayments may increase the effective life of mortgage-related securities, subjecting them to greater risk of decline in market value in response to rising interest rates. If the life of a mortgage-related security is inaccurately predicted, the Underlying Fund may not be able to realize the rate of return it expected.

            As with other fixed-income securities, there is also the risk of nonpayment of mortgage-related securities, particularly for those securities that are backed by mortgage pools that contain subprime loans. Market factors adversely affecting mortgage loan repayments include a general economic downturn, high unemployment, a general slowdown in the real estate market, a drop in the market prices of real estate, or higher mortgage payments required to be made by holders of adjustable rate mortgages due to scheduled increases or increases due to higher interest rates.

            Subordinated mortgage-related securities may have additional risks. The subordinated mortgage-related security may serve as credit support for the senior securities purchased by other investors. In addition, the payments of principal and interest on these subordinated securities generally will be made only after payments are made to the holders of securities senior to the subordinated securities. Therefore, if there are defaults on the underlying mortgage loans, the holders of subordinated mortgage-related securities will be less likely to receive payments of principal and interest and will be more likely to suffer a loss.

            Commercial mortgage-related securities, like all fixed-income securities, generally decline in value as interest rates rise. Moreover, although generally the value of fixed-income securities increases during periods of falling interest rates, this inverse relationship is not as marked in the case of single-family residential mortgage-related securities, due to the increased likelihood of prepayments during periods of falling interest rates, and may not be as marked in the case of commercial mortgage-related securities. The process used to rate commercial mortgage-related securities may focus on, among other factors, the structure of the security, the quality and adequacy of collateral and insurance, and the creditworthiness of the originators, servicing companies and providers of credit support.

            Although the market for mortgage-related securities is becoming increasingly liquid, those issued by certain private organizations may not be readily marketable there may be a limited market for these securities, especially when there is a perceived weakness in the mortgage and real estate market sectors. In particular, the secondary markets for CMOs, IOs and POs may be more volatile and less liquid than those for other mortgage-related securities, thereby potentially limiting the Underlying Fund's ability to buy or sell those securities at any particular time. Without an active trading market, mortgage-related securities held in the Underlying Fund's portfolio may be particularly difficult to value because of the complexities involved in the value of the underlying mortgages. In addition, the rating agencies may have difficulties in rating commercial mortgage-related securities through different economic cycles and in monitoring such ratings on a longer-term basis.

            As with fixed-income securities generally, the value of mortgage-related securities can also be adversely affected by increases in general interest rates relative to the yield provided by such securities. Such an adverse effect is especially possible with fixed-rate mortgage securities. If the yield available on other investments rises above the yield of the fixed-rate mortgage securities as a result of general increases in interest rate levels, the value of the mortgage-related securities will decline.

            Other Asset-Backed Securities. An Underlying Fund may invest in other asset-backed securities. The securitization techniques used to develop mortgage-related securities are being applied to a broad range of financial assets. Through the use of trusts and special purpose corporations, various types of assets, including automobile loans and leases, credit card receivables, home equity loans, equipment leases and trade receivables, are being securitized in structures similar to the structures used in mortgage securitizations. For example, the Underlying Fund may invest in collateralized debt obligations ("CDOs"), which include collateralized bond obligations ("CBOs"), collateralized loan obligations ("CLOs"), and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust, which is backed by a diversified pool of high-risk, below investment grade fixed-income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. These asset-backed securities are subject to risks associated with changes in interest rates, prepayment of underlying obligations and defaults similar to the risks of investment in mortgage-related securities discussed above.

            Each type of asset-backed security also entails unique risks depending on the type of assets involved and the legal structure used. For example, credit card receivables are generally unsecured obligations of the credit card holder and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. There have also been proposals to cap the interest rate that a credit card issuer may charge. In some transactions, the value of the asset-backed security is dependent on the performance of a third party acting as credit enhancer or servicer. Furthermore, in some transactions (such as those involving the securitization of vehicle loans or leases) it may be administratively burdensome to perfect the interest of the security issuer in the underlying collateral and the underlying collateral may become damaged or stolen.

Preferred Stock
---------------

            An Underlying Fund may invest in preferred stock. Preferred stock is an equity security that has features of debt because it generally entitles the holder to periodic payments at a fixed rate of return. Preferred stock is subordinated to any debt the issuer has outstanding but has liquidation preference over common stock. Accordingly, preferred stock dividends are not paid until all debt obligations are first met. Preferred stock may be subject to more fluctuations in market value, due to changes in market participants' perceptions of the issuer's ability to continue to pay dividends, than debt of the same issuer.

Real Estate Investment Trusts
-----------------------------

            Real estate investment trusts ("REITs") are pooled investment vehicles that invest primarily in income-producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs, or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of principal and interest payments. Similar to investment companies such as the Underlying Funds, REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the United States Internal Revenue Code of 1986, as amended (the "Code"). An Underlying Fund will indirectly bear its proportionate share of expenses incurred by REITs in which the Underlying Fund invests in addition to the expenses incurred directly by the Underlying Fund.

            Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, default by borrowers and self-liquidation.

            Investing in REITs involves risks similar to those associated with investing in small capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities. Historically, small capitalization stocks, such as REITs, have had more price volatility than larger capitalization stocks.

            REITs are subject to the possibilities of failing to qualify for tax-free pass-through of income under the Code and failing to maintain their exemptions from registration under the 1940 Act. REITs (especially mortgage REITs) also are subject to interest rate risks. When interest rates decline, the value of a REIT's investment in fixed-rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT's investment in fixed-rate obligations can be expected to decline. In contrast, as interest rates on adjustable rate mortgage loans are reset periodically, yields on a REIT's investments in such loans will gradually align themselves to reflect changes in market interest rates, causing the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed-rate obligations.

Repurchase Agreements and Buy/Sell Back Transactions
----------------------------------------------------

            An Underlying Fund may enter into repurchase agreements. From a technical perspective, in a repurchase agreement transaction an Underlying Fund buys a security and simultaneously agrees to sell it back to the counterparty at a specified price in the future. However, a repurchase agreement is economically similar to a secured loan, in that the Underlying Fund lends cash to a counterparty for a specific term, normally a day or a few days, and is given acceptable collateral (the purchased securities) to hold in case the counterparty does not repay the loan. The difference between the purchase price and the repurchase price of the securities reflects an agreed-upon "interest rate". Given that the price at which the Underlying Fund will sell the collateral back is specified in advance, the Underlying Fund is not exposed to price movements on the collateral unless the counterparty defaults. If the counterparty defaults on its obligation to buy back the securities at the maturity date and the liquidation value of the collateral is less than the outstanding loan amount, the Underlying Fund would suffer a loss. In order to further mitigate any potential credit exposure to the counterparty, if the value of the securities falls below a specified level that is linked to the loan amount during the life of the agreement, the counterparty must provide additional collateral to support the loan.

            An Underlying Fund may enter into buy/sell back transactions, which are similar to repurchase agreements. In this type of transaction, the Underlying Fund enters a trade to buy securities at one price and simultaneously enters a trade to sell the same securities at another price on a specified date. Similar to a repurchase agreement, the repurchase price is higher than the sale price and reflects current interest rates. Unlike a repurchase agreement, however, the buy/sell back transaction is considered two separate transactions.

Reverse Repurchase Agreements and Dollar Rolls
----------------------------------------------

            An Underlying Fund may enter into reverse repurchase agreements. The terms of these agreements are essentially the reverse of "Repurchase Agreements" described above; in a reverse repurchase agreement transaction, the Underlying Fund sells a security and simultaneously agrees to repurchase it at a specified time and price. The economic effect of a reverse repurchase agreement is that of the Underlying Fund borrowing money on a secured basis, and reverse repurchase agreements may be considered borrowings for some purposes. Even though the Underlying Fund posts securities as collateral, the Underlying Fund maintains exposure to price declines on these securities since it has agreed to repurchase the securities at a fixed price. Accordingly, reverse repurchase agreements create leverage risk for the Underlying Fund because the Underlying Fund maintains exposure to price declines of both the securities it sells in the reverse repurchase agreement and any securities it purchases with the cash it receives under the reverse repurchase agreement. If the value of the posted collateral declines, the counterparty would require the Underlying Fund to post additional collateral. If the value of the collateral increases, the Underlying Fund may ask for some of its collateral back. If the counterparty defaults and fails to sell the securities back to the Underlying Fund at a time when the market purchase price of the securities exceeds the agreed-upon repurchase price, the Underlying Fund would suffer a loss.

            In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Underlying Fund's use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Underlying Fund's obligation to repurchase the securities.

Rights and Warrants
-------------------

            An Underlying Fund may invest in rights or warrants which entitle the holder to buy equity securities at a specific price for a specific period of time. Rights and warrants may be considered more speculative than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the securities which may be purchased nor do they represent any rights in the assets of the issuing company. Also, the value of a right or warrant does not necessarily change with the value of the underlying securities and a right or warrant ceases to have value if it is not exercised prior to the expiration date.

Short Sales
-----------

            An Underlying Fund may make short sales of securities or maintain a short position. A short sale is effected by selling a security that the Underlying Fund does not own, or if the Underlying Fund does own such security, it is not to be delivered upon consummation of the sale. A short sale is against the box to the extent that the Underlying Fund contemporaneously owns or has the right to obtain securities identical to those sold. A short sale of a security involves the risk that, instead of declining, the price of the security sold short will rise. If the price of the securities sold short increases between the time of a short sale and the time a Portfolio replaces the borrowed security, the Portfolio will incur a loss; conversely, if the price declines, the Portfolio will realize a gain. The potential for the price of a fixed-income security sold short to rise is a function of both the remaining maturity of the obligation, its creditworthiness and its yield. Unlike short sales of equities or other instruments, potential for the price of a fixed-income security to rise may be limited due to the fact that the security will be no more than par at maturity. However, the short sale of other instruments or securities generally, including fixed-income securities convertible into equities or other instruments, a fixed-income security trading at a deep discount from par or which pays a coupon that is high in relative or absolute terms, or which is denominated in a currency other than the U.S. Dollar, involves the possibility of a theoretically unlimited loss since there is a theoretically unlimited potential for the market price of the security sold short to increase. Short sales may be used in some cases by an Underlying Fund to defer the realization of gain or loss for federal income tax purposes on securities then owned by the Underlying Fund. See "Dividends, Distributions and Taxes - U.S. Federal Income Taxation of each Fund - Tax Straddles," below for a discussion of certain special federal income tax considerations that may apply to short sales which are entered into by the Underlying Fund.

Standby Commitment Agreements
-----------------------------

            An Underlying Fund may, from time to time, enter into standby commitment agreements. Such agreements commit the Underlying Fund, for a stated period of time, to purchase a stated amount of a security which may be issued and sold to an Underlying Fund at the option of the issuer. The price and coupon of the security are fixed at the time of the commitment. At the time of entering into the agreement an Underlying Fund is paid a commitment fee, regardless of whether or not the security ultimately is issued. An Underlying Fund will enter into such agreements only for the purpose of investing in the security underlying the commitment at a yield and price which are considered advantageous to the Underlying Fund and which are available on a firm commitment basis.

            There can be no assurance that the securities subject to a standby commitment will be issued and the value of the security, if issued, on the delivery date may be more or less than its purchase price. Since the issuance of the security underlying the commitment is at the option of the issuer, the Underlying Fund will bear the risk of capital loss in the event the value of the security declines and may not benefit from an appreciation in the value of the security during the commitment period if the issuer decides not to issue and sell the security to the Underlying Fund.

            The purchase of a security subject to a standby commitment agreement and the related commitment fee will be recorded on the date on which the security can reasonably be expected to be issued and the value of the security will thereafter be reflected in the calculation of the Underlying Fund's NAV. The cost basis of the security will be adjusted by the amount of the commitment fee. In the event the security is not issued, the commitment fee will be recorded as income on the expiration date of the standby commitment.

Structured Products
-------------------

            An Underlying Fund may invest in structured products. Structured products, including indexed or structured securities, combine the elements of futures contracts or options with those of debt, preferred equity or a depositary instrument. Generally, the principal amount, amount payable upon maturity or redemption, or interest rate of a structured product is tied (either positively or negatively) to prices, changes in prices, or differences between prices, of underlying assets, such as securities, currencies, intangibles, goods, articles or commodities or by reference to an unrelated benchmark related to an objective index, economic factor or other measure, such as interest rates, currency exchange rates, commodity indices, and securities indices. The interest rate or (unlike most fixed-income securities) the principal amount payable at maturity of a structured product may be increased or decreased depending on changes in the value of the underlying asset or benchmark.

            Structured products may take a variety of forms. Most commonly, they are in the form of debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time, but may also be issued as preferred stock with dividend rates determined by reference to the value of a currency or convertible securities with the conversion terms related to a particular commodity.

            Investing in structured products may be more efficient and/or less expensive for an Underlying Fund than investing in the underlying assets or benchmarks and the related derivative. These investments can be used as a means of pursuing a variety of investment goals, including currency hedging, duration management and increased total return. In addition, structured products may be a tax-advantaged investment in that they generate income that may be distributed to shareholders as income rather than short-term capital gains that may otherwise result from a derivatives transaction.

            Structured products, however, have more risk than traditional types of debt or other securities. These products may not bear interest or pay dividends. The value of a structured product or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the benchmark. Under certain conditions, the redemption value of a structured product could be zero. Structured products are potentially more volatile and carry greater market risks than traditional debt instruments. The prices of the structured instrument and the benchmark or underlying asset may not move in the same direction or at the same time. Structured products may be less liquid and more difficult to price than less complex securities or instruments or more traditional debt securities. The risk of these investments can be substantial with the possibility that the entire principal amount is at risk. The purchase of structured products also exposes an Underlying Fund to the credit risk of the issuer of the structured product.

            Structured Notes and Indexed Securities: An Underlying Fund may invest in a particular type of structured instrument sometimes referred to as a "structured note". The terms of these notes may be structured by the issuer and the purchaser of the note. Structured notes are derivative debt instruments, the interest rate or principal of which is determined by an unrelated indicator (for example, a currency, security, commodity or index thereof). Indexed securities may include structured notes as well as securities other than debt securities, the interest rate or principal of which is determined by an unrelated indicator. The terms of structured notes and indexed securities may provide that in certain circumstances no principal is due at maturity, which may result in a total loss of invested capital. Structured notes and indexed securities may be positively or negatively indexed, so that appreciation of the unrelated indicator may produce an increase or a decrease in the interest rate or the value of the structured note or indexed security at maturity may be calculated as a specified multiple of the change in the value of the unrelated indicator. Therefore, the value of such notes and securities may be very volatile. Structured notes and indexed securities may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the unrelated indicator. Structured notes or indexed securities also may be more volatile, less liquid, and more difficult to accurately price than less complex securities and instruments or more traditional debt securities.

            Commodity Index-Linked Notes and Commodity-Linked Notes: Structured products may provide exposure to the commodities markets. These structured notes may include leveraged or unleveraged commodity index-linked notes, which are derivative debt instruments with principal and/or coupon payments linked to the performance of commodity indices. They also include commodity-linked notes with principal and/or coupon payments linked to the value of particular commodities or commodities futures contracts, or a subset of commodities and commodities future contracts. The value of these notes will rise or fall in response to changes in the underlying commodity, commodity futures contract, subset of commodities or commodities futures contracts or commodity index. These notes expose the Underlying Fund economically to movements in commodity prices. These notes also are subject to risks, such as credit, market and interest rate risks, that in general affect the values of debt securities. In addition, these notes are often leveraged, increasing the volatility of each note's market value relative to changes in the underlying commodity, commodity futures contract or commodity index. Therefore, the Underlying Fund might receive interest or principal payments on the note that are determined based on a specified multiple of the change in value of the underlying commodity futures contract or index.

            Credit-Linked Securities: Credit-linked securities are issued by a limited purpose trust or other vehicle that, in turn, invests in a basket of derivative instruments, such as credit default swaps, interest rate swaps and other securities, in order to provide exposure to certain high-yield or other fixed-income markets. For example, an Underlying Fund may invest in credit-linked securities as a cash management tool in order to gain exposure to certain high-yield markets and/or to remain fully invested when more traditional income-producing securities are not available. Like an investment in a bond, investments in credit-linked securities represent the right to receive periodic income payments (in the form of distributions) and payment of principal at the end of the term of the security. However, these payments are conditioned on the trust's receipt of payments from, and the trust's potential obligations to, the counterparties to the derivative instruments and other securities in which the trust invests. For instance, the trust may sell one or more credit default swaps, under which the trust would receive a stream of payments over the term of the swap agreements provided that no event of default has occurred with respect to the referenced debt obligation upon which the swap is based. If a default occurs, the stream of payments may stop and the trust would be obligated to pay the counterparty the par value (or other agreed-upon value) of the referenced debt obligation. This, in turn, would reduce the amount of income and principal that an Underlying Fund would receive as an investor in the trust. An Underlying Fund's investments in these instruments are indirectly subject to the risks associated with derivative instruments, including, among others, credit risk, default or similar event risk, counterparty risk, interest rate risk, and leverage risk and management risk. These securities are generally structured as Rule 144A securities so that they may be freely traded among institutional buyers. However, changes in the market for credit-linked securities or the availability of willing buyers may result in the securities becoming illiquid.

Variable, Floating and Inverse Floating Rate Securities
-------------------------------------------------------

            These securities have interest rates that are reset at periodic intervals, usually by reference to some interest rate index or market interest rate. Some of these securities are backed by pools of mortgage loans. Although the rate adjustment feature may act as a buffer to reduce sharp changes in the value of these securities, they are still subject to changes in value based on changes in market interest rates or changes in the issuer's creditworthiness. Because the interest rate is reset only periodically, changes in the interest rate on these securities may lag behind changes in prevailing market interest rates. Also, some of these securities (or the underlying mortgages) are subject to caps or floors that limit the maximum change in the interest rate during a specified period or over the life of the security.

Zero-Coupon Securities
----------------------

            A zero-coupon security pays no interest to its holder during its life. An investor acquires a zero-coupon security at a discounted price from the face value of the security, which is generally based upon its present value, and which, depending upon the time remaining until maturity, may be significantly less than its face value (sometimes referred to as a "deep discount" price). Upon maturity of the zero-coupon security, the investor receives the face value of the security.

            An Underlying Fund may invest in zero-coupon Treasury securities, which consist of Treasury bills or the principal components of U.S. Treasury bonds or notes. An Underlying Fund may also invest in zero-coupon securities issued by U.S. Government agencies or instrumentalities that are supported by the full faith and credit of the United States, which consist of the principal components of securities of U.S. Government agencies or instrumentalities.

            Currently, the only U.S. Treasury security issued without coupons is the Treasury bill. The zero-coupon securities purchased by an Underlying Fund may consist of principal components held in STRIPS form issued through the U.S. Treasury's STRIPS program, which permits the beneficial ownership of the component to be recorded directly in the Treasury book-entry system. In addition, in the last few years, a number of banks and brokerage firms have separated ("stripped") the principal portions ("corpus") from the coupon portions of the U.S. Treasury bonds and notes and sold them separately in the form of receipts or certificates representing undivided interests in these instruments (which instruments are generally held by a bank in a custodial or trust account).

            Because zero-coupon securities trade at a discount from their face or par value but pay no periodic interest, they are subject to greater fluctuations of market value in response to changing interest rates than debt obligations of comparable maturities which make periodic distributions of interest.

            Current federal tax law requires that a holder (such as the Underlying Funds) of a zero-coupon security accrue a portion of the discount at which the security was purchased as income each year even though the holder receives no interest payment in cash on the security during the year (generally referred to as "original issue discount" or "OID"). As a result, in order to make the distributions necessary for an Underlying Fund not to be subject to federal income or excise taxes, the Underlying Fund may be required to pay out as an income distribution each year an amount, obtained by liquidation of portfolio securities or borrowings if necessary, greater than the total amount of cash that the Underlying Fund has actually received as interest during the year. An Underlying Fund believes, however, that it is highly unlikely that it would be necessary to liquidate portfolio securities or borrow money in order to make such required distributions or to meet its investment objective.

Certain Risk and Other Considerations
-------------------------------------

      Borrowing and Use of Leverage. An Underlying Fund may use borrowings for investment purposes subject to the restrictions of the 1940 Act. Borrowings by an Underlying Fund result in the leveraging of the Underlying Fund's shares of common stock. The proceeds of such borrowings will be invested in accordance with the Underlying Fund's investment objectives and policies. An Underlying Fund also may create leverage through the use of derivatives or use leverage for investment purposes by entering into transactions such as reverse repurchase agreements, forward contracts and dollar rolls. This means that the Underlying Fund will use the cash proceeds made available during the term of these transactions to make investments in other securities.

            Utilization of leverage, which is usually considered speculative, however, involves certain risks to the Underlying Fund's shareholders. These include a higher volatility of the NAV of the Underlying Fund's shares of common stock and the relatively greater effect on the NAV of the shares caused by favorable or adverse changes in market conditions or interest rates. So long as the Underlying Fund is able to realize a net return on the leveraged portion of its investment portfolio that is higher than the interest expense paid on borrowings or the carrying costs of leveraged transactions, the effect of leverage will be to cause the Underlying Fund's shareholders to realize higher net return than if the Underlying Fund were not leveraged. However, to the extent that the interest expense on borrowings or the carrying costs of leveraged transactions approaches the net return on the leveraged portion of the Underlying Fund's investment portfolio, the benefit of leverage to the Underlying Fund's shareholders will be reduced, and if the interest expense on borrowings or the carrying costs of leveraged transactions were to exceed the net return to shareholders, the Underlying Fund's use of leverage would result in a lower rate of return than if the Underlying Fund were not leveraged. Similarly, the effect of leverage in a declining market would normally be a greater decrease in NAV per share than if the Underlying Fund were not leveraged. In an extreme case, if the Underlying Fund's current investment income were not sufficient to meet the interest expense on borrowings or the carrying costs of leveraged transactions, it could be necessary for the Underlying Fund to liquidate certain of its investments in adverse circumstances, potentially significantly reducing the NAV of the Underlying Fund's shares.

            Certain transactions, such as derivatives transactions, forward commitments, reverse repurchase agreements and short sales involve leverage and may expose an Underlying Fund to potential losses that, in some cases, may exceed the amount originally invested by the Underlying Fund. When an Underlying Fund engages in such transactions, it will, in accordance with guidance provided by the SEC or its staff in, among other things, regulations, interpretative releases and no-action letters, deposit in a segregated account certain liquid assets with a value at least equal to the Underlying Fund's exposure, on a marked-to-market or on another relevant basis, to the transaction. Transactions for which assets have been segregated will not be considered "senior securities" for purposes of the Underlying Fund's investment restriction concerning senior securities. The segregation of assets is intended to enable the Underlying Fund to have assets available to satisfy its obligations with respect to these transactions, but will not limit the Underlying Fund's exposure to loss.

      Cyber Security Risk. As the use of the Internet and other technologies has become more prevalent in the course of business, the Funds and their service providers, including the Adviser, have become more susceptible to operational and financial risks associated with cyber security. Cyber security incidents can result from deliberate attacks such as gaining unauthorized access to digital systems (e.g., through "hacking" or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption, or from unintentional events, such as the inadvertent release of confidential information. Cyber security failures or breaches of the Funds or their service providers or the issuers of securities in which the Funds and Underlying Funds invest have the ability to cause disruptions and affect business operations, potentially resulting in financial losses, the inability of Fund shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, reputational damage, reimbursement or other compensation costs, and/or additional compliance costs. While measures have been developed that are designed to reduce the risks associated with cyber security, there is no guarantee that those measures will be effective, particularly since the Funds do not directly control the cyber security defenses or plans of their service providers, financial intermediaries and companies in which they invest or with which they do business.

      Investments in Lower-Rated and Unrated Instruments. An Underlying Fund may invest in lower-rated securities (commonly referred to as "junk bonds"), which may include securities having the lowest rating for non-subordinated debt securities (i.e., rated C by Moody's or CCC or lower by S&P & Fitch) and unrated securities of equivalent investment quality. Debt securities with such a rating are considered by the rating organizations to be subject to greater risk of loss of principal and interest than higher-rated securities and are considered to be predominantly speculative with respect to the issuer's capacity to pay interest and repay principal, which may in any case decline during sustained periods of deteriorating economic conditions or rising interest rates. These securities are considered to have extremely poor prospects of ever attaining any real investment standing, to have a current identifiable vulnerability to default, to be unlikely to have the capacity to pay interest and repay principal when due in the event of adverse business, financial or economic conditions, and/or to be in default or not current in the payment of interest or principal.

            Lower-rated securities generally are considered to be subject to greater market risk than higher-rated securities in times of deteriorating economic conditions. In addition, lower-rated securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities, although the market values of securities rated below investment grade and comparable unrated securities tend to react less to fluctuations in interest rate levels than do those of higher-rated securities. The market for lower-rated securities may be thinner and less active than that for higher-quality securities, which can adversely affect the prices at which these securities can be sold. To the extent that there is no established secondary market for lower-rated securities, the Adviser may experience difficulty in valuing such securities and, in turn, an Underlying Fund's assets. In addition, adverse publicity and investor perceptions about lower-rated securities, whether or not based on fundamental analysis, may tend to decrease the market value and liquidity of such lower-rated securities. Transaction costs with respect to lower-rated securities may be higher, and in some cases information may be less available, than is the case with investment grade securities.

            Many fixed-income securities, including certain U.S. corporate fixed-income securities in which an Underlying Fund may invest, contain call or buy-back features that permit the issuer of the security to call or repurchase it. Such securities may present risks based on payment expectations. If an issuer exercises such a "call option" and redeems the security, the Underlying Fund may have to replace the called security with a lower yielding security, resulting in a decreased rate of return for the Underlying Fund.

            In seeking to achieve an Underlying Fund's investment objectives, there will be times, such as during periods of rising interest rates, when depreciation and realization of capital losses on securities in the Underlying Fund's portfolio will be unavoidable. Moreover, medium and lower rated securities and non-rated securities of comparable quality may be subject to wider fluctuations in yield and market values than higher-rated securities under certain market conditions. Such fluctuations after a security is acquired do not affect the cash income received from that security but are reflected in the NAV of the Underlying Fund.

      Risks of Investments in Foreign Securities. The securities markets of many foreign countries are relatively small, with the majority of market capitalization and trading volume concentrated in a limited number of companies representing a small number of industries. Consequently, an Underlying Fund whose investments include securities of non-U.S. issuers may experience greater price volatility and significantly lower liquidity than a portfolio invested solely in equity securities of U.S. companies. These markets may be subject to greater influence by adverse events generally affecting the market, and by large investors trading significant blocks of securities, than is usual in the United States. Securities settlements may in some instances be subject to delays and related administrative uncertainties.

            Certain foreign countries require governmental approval prior to investments by foreign persons or limit investment by foreign persons to only a specified percentage of an issuer's outstanding securities or a specific class of securities that may have less advantageous terms (including price) than securities of the company available for purchase by nationals. These restrictions or controls may at times limit or preclude investment in certain securities and may increase the costs and expenses of an Underlying Fund. In addition, the repatriation of investment income, capital, or the proceeds of sales of securities from certain countries is controlled under regulations, including in some cases the need for certain advance government notification or authority. If a deterioration occurs in a country's balance of payments, the country could impose temporary or indefinite restrictions on foreign capital remittances.

            An Underlying Fund also could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation, as well as by the application of other restrictions on investment. Investing in local markets may require an Underlying Fund to adopt special procedures that may involve additional costs to an Underlying Fund. These factors may affect the liquidity of an Underlying Fund's investments in any country and the Adviser will monitor the effect of any such factor or factors on an Underlying Fund's investments. Furthermore, transaction costs including brokerage commissions for transactions both on and off the securities exchanges in many foreign countries are generally higher than in the United States.

            Issuers of securities in foreign jurisdictions are generally not subject to the same degree of regulation as are U.S. issuers with respect to such matters as insider trading rules, restrictions on market manipulation, shareholder proxy requirements, and timely disclosure of information. The reporting, accounting and auditing standards of foreign countries may differ, in some cases significantly, from U.S. standards in important respects and less information may be available to investors in securities of non-U.S. issuers than to investors in U.S. securities. Substantially less information is publicly available about certain non-U.S. issuers than is available about U.S. issuers.

            The economies of individual foreign countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product or gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments position. Nationalization, expropriation or confiscatory taxation, currency blockage, political changes, government regulation, political or social instability, revolutions, wars or diplomatic developments could affect adversely the economy of a non-U.S. country and the Underlying Fund's investments. In such events, an Underlying Fund could lose its entire investment in the country involved. In addition, laws in foreign countries governing business organizations, bankruptcy and insolvency may provide less protection to security holders such as the Underlying Fund than that provided by U.S. laws.

            In June 2016, the United Kingdom ("UK") voted in a referendum to leave the European Union ("EU"). It is expected that the UK will seek to withdraw from the EU with an anticipated completion date within two years of notifying the European Council of its intention to withdraw. There is still considerable uncertainty relating to the potential consequences and timeframe of the withdrawal. During this period and beyond, the impact on the UK and European economies and the broader global economy could be significant, resulting in increased volatility and illiquidity, currency fluctuations, impacts on arrangements for trading and on other existing cross-border cooperation arrangements (whether economic, tax, fiscal, legal, regulatory or otherwise), and in potentially lower growth for companies in the UK, Europe and globally, which could have an adverse effect on the value of an Underlying Fund's investments.

      Foreign Currency Transactions. An Underlying Fund may invest in securities denominated in foreign currencies and a corresponding portion of the Underlying Fund's revenues will be received in such currencies. In addition, an Underlying Fund may conduct foreign currency transactions for hedging and non-hedging purposes on a spot (i.e., cash) basis or through the use of derivatives transactions, such as forward currency exchange contracts, currency futures and options thereon, and options on currencies as described above. The dollar equivalent of an Underlying Fund's net assets and distributions will be adversely affected by reductions in the value of certain foreign currencies relative to the U.S. Dollar. Such changes will also affect an Underlying Fund's income. An Underlying Fund will, however, have the ability to attempt to protect itself against adverse changes in the values of foreign currencies by engaging in certain of the investment practices listed above. While an Underlying Fund has this ability, there is no certainty as to whether and to what extent the Underlying Fund will engage in these practices.

            Currency exchange rates may fluctuate significantly over short periods of time causing, along with other factors, an Underlying Fund's NAV to fluctuate. Currency exchange rates generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or anticipated changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also can be affected unpredictably by the intervention of U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the U.S. or abroad. To the extent an Underlying Fund's total assets adjusted to reflect the Underlying Fund's net position after giving effect to currency transactions is denominated or quoted in the currencies of foreign countries, the Underlying Fund will be more susceptible to the risk of adverse economic and political developments within those countries.

            An Underlying Fund will incur costs in connection with conversions between various currencies. An Underlying Fund may hold foreign currency received in connection with investments when, in the judgment of the Adviser, it would be beneficial to convert such currency into U.S. Dollars at a later date, based on anticipated changes in the relevant exchange rate. If the value of the foreign currencies in which an Underlying Fund receives its income falls relative to the U.S. Dollar between receipt of the income and the making of Underlying Fund distributions, the Underlying Fund may be required to liquidate securities in order to make distributions if the Underlying Fund has insufficient cash in U.S. Dollars to meet, among other things, distribution requirements that the Underlying Fund must satisfy to qualify as a regulated investment company for federal income tax purposes. Similarly, if the value of a particular foreign currency declines between the time an Underlying Fund incurs expenses in U.S. Dollars and the time cash expenses are paid, the amount of the currency required to be converted into U.S. Dollars in order to pay expenses in U.S. Dollars could be greater than the equivalent amount of such expenses in the currency at the time they were incurred. In light of these risks, an Underlying Fund may engage in certain currency hedging transactions, which themselves, involve certain special risks.

      Risks of Forward Currency Exchange Contracts, Foreign Currency Futures Contracts and Options Thereon, Options On Foreign Currencies and Over-The-Counter Options on Securities. Transactions in forward currency exchange contracts, as well as futures and options on foreign currencies, are subject to all of the correlation, liquidity and other risks outlined above. In addition, however, such transactions are subject to the risk of governmental actions affecting trading in or the prices of currencies underlying such contracts, which could restrict or eliminate trading and could have a substantial adverse effect on the value of positions held by an Underlying Fund. In addition, the value of such positions could be adversely affected by a number of other complex political and economic factors applicable to the countries issuing the underlying currencies.

            Further, unlike trading in most other types of instruments, there is no systematic reporting of last sale information with respect to the foreign currencies underlying contracts thereon. As a result, the available information on which trading decisions will be based may not be as complete as the comparable data on which an Underlying Fund makes investment and trading decisions in connection with other transactions. Moreover, because the foreign currency market is a global, twenty-four hour market, events could occur on that market but will not be reflected in the forward, futures or options markets until the following day, thereby preventing the Underlying Funds from responding to such events in a timely manner.

            Settlements of exercises of OTC forward currency exchange contracts or foreign currency options generally must occur within the country issuing the underlying currency, which in turn requires traders to accept or make delivery of such currencies in conformity with any U.S. or foreign restrictions and regulations regarding the maintenance of foreign banking relationships and fees, taxes or other charges.

            Unlike transactions entered into by an Underlying Fund in futures contracts and exchange-traded options, options on foreign currencies, forward currency exchange contracts and OTC options on securities and securities indices may not be traded on contract markets regulated by the CFTC or (with the exception of certain foreign currency options) the SEC. Such instruments may be traded through financial institutions acting as market-makers, although foreign currency options are also traded on certain national securities exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, that are subject to SEC regulation. In an OTC trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, the option writer could lose amounts substantially in excess of the initial investment due to the margin and collateral requirements associated with such positions.

            In addition, OTC transactions can be entered into only with a financial institution willing to take the opposite side, as principal, of an Underlying Fund's position unless the institution acts as broker and is able to find another counterparty willing to enter into the transaction with the Underlying Fund. Where no such counterparty is available, it will not be possible to enter into a desired transaction. There also may be no liquid secondary market in the trading of OTC contracts, and an Underlying Fund could be required to retain options purchased or written, or forward currency exchange contracts entered into, until exercise, expiration or maturity. This in turn could limit the Underlying Fund's ability to profit from open positions or to reduce losses experienced, and could result in greater losses.

            Further, OTC transactions are not subject to the guarantee of an exchange clearinghouse, and an Underlying Fund will therefore be subject to the risk of default by, or the bankruptcy of, the financial institution serving as its counterparty. An Underlying Fund will enter into an OTC transaction only with parties whose creditworthiness has been reviewed and found to be satisfactory by the Adviser.

            Transactions in OTC options on foreign currencies are subject to a number of conditions regarding the commercial purpose of the purchaser of such option. The Underlying Funds are not able to determine at this time whether or to what extent additional restrictions on the trading of OTC options on foreign currencies may be imposed at some point in the future, or the effect that any such restrictions may have on the hedging strategies to be implemented by them.

            Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the SEC, as are other securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing Corporation ("OCC"), thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the OTC market, potentially permitting an Underlying Fund to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

            The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, the margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the OTC market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, if the OCC determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, the OCC may impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.

      Portfolio Reallocation Risk. From time to time, the Underlying Funds may experience relatively large investments or redemptions due to reallocations or rebalancings of investments by the Funds in the Underlying Funds. These transactions will affect the Underlying Funds since Underlying Funds that experience redemptions as a result of reallocations or rebalancings may have to sell portfolio securities and since Underlying Funds that receive additional cash will have to invest such cash. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on Underlying Fund performance to the extent that the Underlying Funds may be required to sell securities or invest cash at times when they would not otherwise do so. These transactions could also accelerate the realization of taxable income if sales of securities resulted in gains and could also increase transaction costs. The Adviser will at all times monitor the impact of reallocations or rebalancings on the Underlying Funds, but the Adviser may nevertheless face conflicts in fulfilling responsibilities to the Funds and Underlying Funds.

--------------------------------------------------------------------------------

                           INVESTMENT RESTRICTIONS

--------------------------------------------------------------------------------

Fundamental Investment Policies
-------------------------------

            Each Fund has adopted the following fundamental investment policies, which may not be changed without approval by the vote of a majority of such Fund's outstanding voting securities, which means the affirmative vote of the holders of (i) 67% or more of the shares represented at a meeting at which more than 50% of the outstanding shares are present in person or by proxy, or (ii) more than 50% of the outstanding shares, whichever is less.

            As a matter of fundamental policy, a Fund:

            (a) may not concentrate investments in an industry, as concentration may be defined under the 1940 Act or the rules and regulations thereunder (as such statute, rules or regulations may be amended from time to time) or by guidance regarding, interpretations of, or exemptive orders under, the 1940 Act or the rules or regulations thereunder published by appropriate regulatory authorities;

            (b) may not issue any senior security (as that term is defined in the 1940 Act) or borrow money, except to the extent permitted by the 1940 Act or the rules and regulations thereunder (as such statute, rules or regulations may be amended from time to time) or by guidance regarding, or interpretations of, or exemptive orders under, the 1940 Act or the rules or regulations thereunder published by appropriate regulatory authorities.

            For the purposes of this restriction, collateral arrangements, including, for example, with respect to options, futures contracts and options on futures contracts and collateral arrangements with respect to initial and variation margin, are not deemed to be the issuance of a senior security;

            (c) may not make loans except through (i) the purchase of debt obligations in accordance with its investment objectives and policies; (ii) the lending of portfolio securities; (iii) the use of repurchase agreements; or (iv) the making of loans to affiliated funds as permitted under the 1940 Act, the rules and regulations thereunder (as such statutes, rule or regulations may be amended from time to time), or by guidance regarding, and interpretations of, or exemptive orders under, the 1940 Act;

            (d) may not purchase or sell real estate except that it may dispose of real estate acquired as a result of the ownership of securities or other instruments. This restriction does not prohibit a Fund from investing in securities or other instruments backed by real estate or in securities of companies engaged in the real estate business;

            (e) may purchase or sell commodities to the extent permitted by applicable law; and

            (f) may not act as an underwriter of securities, except that a Fund may acquire restricted securities under circumstances in which, if such securities were sold, such Fund might be deemed to be an underwriter for purposes of the Securities Act.

            The Funds are "non-diversified" investment companies, which means the Funds are not limited in the proportion of its assets that may be invested in the securities of a single issuer. This policy may be changed without a shareholder vote. Because the Funds are non-diversified investment companies, they may invest in a smaller number of individual issuers than a diversified investment company, and an investment in the Funds may, under certain circumstances, present greater risk to an investor than an investment in a diversified investment company.

Non-Fundamental Investment Policies
-----------------------------------

            The Funds may not purchase securities on margin, except (i) as otherwise provided under rules adopted by the SEC under the 1940 Act or by guidance regarding the 1940 Act, or interpretations thereof, and (ii) that the Fund may obtain such short-term credits as are necessary for the clearance of portfolio transactions, and the Fund may make margin payments in connection with futures contracts, options, forward contracts, swaps, caps, floors, collars and other financial instruments.

--------------------------------------------------------------------------------

                           MANAGEMENT OF THE FUNDS

--------------------------------------------------------------------------------

The Adviser
-----------

            The Adviser, a Delaware limited partnership with principal offices at 1345 Avenue of the Americas, New York, New York 10105, has been retained under an investment advisory agreement (the "Advisory Agreement") to provide investment advice and, in general, to conduct the management and investment program of the Funds under the supervision of the Trust's Board (see "Management of the Funds" in the Prospectus). The Adviser is an investment adviser registered under the Investment Advisers Act of 1940, as amended.

            The Adviser is a leading global investment management firm supervising client accounts with assets as of September 30, 2016, totaling approximately $490 billion. The Adviser provides management services for many of the largest U.S. public and private employee benefit plans, endowments, foundations, public employee retirement funds, banks, insurance companies and high net worth individuals worldwide.

            As of September 30, 2016, the direct ownership structure of the Adviser, expressed as a percentage of general and limited partnership interests, was as follows:

                 AXA and its subsidiaries           63.2%
                 AllianceBernstein Holding L.P.     35.6
                 Unaffiliated holders                1.2
                                                   100.0%
                                              ============

            AXA is a societe anonyme organized under the laws of France and the holding company for an international group of insurance and related financial services companies, through certain of its subsidiaries ("AXA and its subsidiaries"). AllianceBernstein Holding L.P. ("Holding") is a Delaware limited partnership, the units of which ("Holding Units") are traded publicly on the Exchange under the ticker symbol "AB". As of September 30, 2016, AXA also owned approximately 1.5% of the issued and outstanding assignments of beneficial ownership of Holding Units.

            AllianceBernstein Corporation (an indirect wholly-owned subsidiary of AXA) is the general partner of both Holding and the Adviser. AllianceBernstein Corporation owns 100,000 general partnership units in Holding and a 1% general partnership interest in the Adviser. Including both the general partnership and limited partnership interests in Holding and the Adviser, AXA and its subsidiaries had an approximate 63.8% economic interest in the Adviser as of September 30, 2016.

Advisory Agreements and Expenses
--------------------------------

            Under the Funds' Advisory Agreement, the Adviser serves as the "manager of managers" for the Funds and, subject to oversight by the Board, has ultimate responsibility for monitoring and coordinating the management of the Funds, including monitoring the Underlying Funds and sub-advisers for the Funds and ensuring that asset allocations are consistent with the Funds' investment guidelines.

            The Adviser is, under the Advisory Agreement, responsible for certain expenses incurred by each Fund, including, for example, office facilities, and any expenses incurred in promoting the sale of Funds shares (other than the portion of the promotional expenses borne by each Fund in accordance with an effective plan pursuant to Rule 12b-1 under the 1940 Act, and the costs of printing Funds' prospectuses and other reports to shareholders and fees related to registration with the SEC and with state regulatory authorities). Each Fund has, under the Advisory Agreement, assumed the obligation for payment of all of its other expenses.

            The Advisory Agreement continues in effect from year to year provided that its continuance is specifically approved at least annually by majority vote of the holders of the outstanding voting securities of the Fund or by the Directors, and, in either case, by a majority of the Directors who are not parties to the Advisory Agreement or "interested persons" of any such party at a meeting in person called for the purpose of voting on such matter. Most recently, the continuance of the Advisory Agreement was approved for an additional annual term by a vote, cast in person, of the Board of Directors at a meeting held on August 2-3, 2016.

            Any material amendment to the Advisory Agreement must be approved by the vote of a majority of the outstanding voting securities of the relevant Fund and by vote of a majority of the Directors who are not interested persons of the Funds or the Adviser. The Advisory Agreement may be terminated without penalty by the Adviser, by vote of the Directors, or by vote of a majority of the outstanding voting securities of the relevant Fund upon 60 days' written notice, and it terminates automatically in the event of its assignment. The Advisory Agreement provides that in the absence of willful misfeasance, bad faith or gross negligence on the part of the Adviser, or of reckless disregard of its obligations thereunder, the Adviser shall not be liable for any action or failure to act in accordance with its duties thereunder.

            Certain other clients of the Adviser may have investment objectives and policies similar to those of the Funds. The Adviser may, from time to time, make recommendations which result in the purchase or sale of the particular security by its other clients simultaneously with a purchase or sale thereof by one or more Funds. If transactions on behalf of more than one client during the same period increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price. It is the policy of the Adviser to allocate advisory recommendations and the placing of orders in a manner that is deemed equitable by the Adviser to the accounts involved, including the Funds. When two or more of the Adviser's clients (including a Fund) are purchasing or selling the same security on a given day through the same broker or dealer, such transactions may be averaged as to price.

            Effective as of December 18, 2014, each Fund has contractually agreed to pay a monthly management fee to the Adviser at an annualized rate of ..15% of the Fund's average daily net assets. During the fiscal year ended July 31, 2016 for Multi-Manager Select Retirement Allocation, Multi-Manager Select 2010, Multi-Manager Select 2015, Multi-Manager Select 2020, Multi-Manager Select 2025, Multi-Manager Select 2030, Multi-Manager Select 2035, Multi-Manager Select 2040, Multi-Manager Select 2045, Multi-Manager Select 2050, and Multi-Manager Select 2055 the amounts paid to the Adviser amounted to a total of $0 (net of $10,275, which was waived by the Adviser pursuant to the expense limitation agreement), $0 (net of $17,164, which was waived by the Adviser pursuant to the expense limitation agreement), $0 (net of $52,243, which was waived by the Adviser pursuant to the expense limitation agreement), $0 (net of $93,564, which was waived by the Adviser pursuant to the expense limitation agreement), $0 (net of $125,320, which was waived by the Adviser pursuant to the expense limitation agreement), $0 (net of $90,302, which was waived by the Adviser pursuant to the expense limitation agreement), $0 (net of $73,602, which was waived by the Adviser pursuant to the expense limitation agreement), $0 (net of $60,921, which was waived by the Adviser pursuant to the expense limitation agreement), $0 (net of $45,277, which was waived by the Adviser pursuant to the expense limitation agreement), $0 (net of $17,768, which was waived by the Adviser pursuant to the expense limitation agreement), and $0 (net of $16,397, which was waived by the Adviser pursuant to the expense limitation agreement), respectively, for these services.

            The Adviser has contractually agreed to waive its fee and/or to bear certain expenses until November 30, 2017 to the extent necessary to prevent each Fund's operating expenses, on an annualized basis, from exceeding the amounts indicated for the class and Fund listed below (less acquired fund fees and expenses, interest expense, taxes, extraordinary expenses, and brokerage commissions and other transaction costs):

Fund                                 Expense Caps        Until November 30, 2017
----                                 ------------        -----------------------
Multi-Manager Select Retirement      Class A                    0.42%
   Allocation Fund                   Class C                    1.17%
                                     Advisor Class              0.17%
                                     Class R                    0.67%
                                     Class K                    0.42%
                                     Class I                    0.17%
                                     Class Z                    0.17%

Multi-Manager Select 2010 Fund       Class A                    0.40%
                                     Class C                    1.15%
                                     Advisor Class              0.15%
                                     Class R                    0.65%
                                     Class K                    0.40%
                                     Class I                    0.15%
                                     Class Z                    0.15%

Multi-Manager Select 2015 Fund       Class A                    0.40%
                                     Class C                    1.15%
                                     Advisor Class              0.15%
                                     Class R                    0.65%
                                     Class K                    0.40%
                                     Class I                    0.15%
                                     Class Z                    0.15%

Multi-Manager Select 2020 Fund       Class A                    0.44%
                                     Class C                    1.19%
                                     Advisor Class              0.19%
                                     Class R                    0.69%
                                     Class K                    0.44%
                                     Class I                    0.19%
                                     Class Z                    0.19%

Multi-Manager Select 2025 Fund       Class A                    0.43%
                                     Class C                    1.18%
                                     Advisor Class              0.18%
                                     Class R                    0.68%
                                     Class K                    0.43%
                                     Class I                    0.18%
                                     Class Z                    0.18%

Multi-Manager Select 2030 Fund       Class A                    0.48%
                                     Class C                    1.23%
                                     Advisor Class              0.23%
                                     Class R                    0.73%
                                     Class K                    0.48%
                                     Class I                    0.23%
                                     Class Z                    0.23%

Multi-Manager Select 2035 Fund       Class A                    0.48%
                                     Class C                    1.23%
                                     Advisor Class              0.23%
                                     Class R                    0.73%
                                     Class K                    0.48%
                                     Class I                    0.23%
                                     Class Z                    0.23%

Multi-Manager Select 2040 Fund       Class A                    0.52%
                                     Class C                    1.27%
                                     Advisor Class              0.27%
                                     Class R                    0.77%
                                     Class K                    0.52%
                                     Class I                    0.27%
                                     Class Z                    0.27%

Multi-Manager Select 2045 Fund       Class A                    0.50%
                                     Class C                    1.25%
                                     Advisor Class              0.25%
                                     Class R                    0.75%
                                     Class K                    0.50%
                                     Class I                    0.25%
                                     Class Z                    0.25%

Multi-Manager Select 2050 Fund       Class A                    0.50%
                                     Class C                    1.25%
                                     Advisor Class              0.25%
                                     Class R                    0.75%
                                     Class K                    0.50%
                                     Class I                    0.25%
                                     Class Z                    0.25%

Multi-Manager Select 2055 Fund       Class A                    0.51%
                                     Class C                    1.26%
                                     Advisor Class              0.26%
                                     Class R                    0.76%
                                     Class K                    0.51%
                                     Class I                    0.26%
                                     Class Z                    0.26%

            The Adviser is also responsible for the management of the portfolio investments of the AB Mutual Funds used as Underlying Funds.

ALL FUNDS

            The Adviser may act as an investment adviser to other persons, firms or corporations, including investment companies, and is the investment adviser to the following registered investment companies: AB Bond Fund, Inc., AB Core Opportunities Fund, Inc., AB Corporate Shares, AB Discovery Growth Fund, Inc., AB Equity Income Fund, Inc., AB Fixed-Income Shares, Inc., AB Global Bond Fund, Inc., AB Global Real Estate Investment Fund, Inc., AB Global Risk Allocation Fund, Inc., AB Government Exchange Reserves, AB Growth and Income Fund, Inc., AB High Income Fund, Inc., AB Institutional Funds, Inc., AB International Growth Fund, Inc., AB Large Cap Growth Fund, Inc., AB Municipal Income Fund, Inc., AB Municipal Income Fund II, AB Sustainable Global Thematic Fund, Inc., AB Trust, AB Unconstrained Bond Fund, Inc., AB Variable Products Series Fund, Inc., Sanford C. Bernstein Fund, Inc., Sanford C. Bernstein Fund II, Inc., Bernstein Fund, Inc., The AB Pooling Portfolios, and The AB Portfolios, all registered open-end investment companies; and to AllianceBernstein Global High Income Fund, Inc., AllianceBernstein National Municipal Income Fund, Inc., Alliance California Municipal Income Fund, Inc. and AB Multi-Manager Alternative Fund, all registered closed-end investment companies. The registered investment companies for which the Adviser serves as investment adviser are referred to collectively below as the "AB Fund Complex", while all of these investment companies, except the Bernstein Fund, Inc., Sanford C. Bernstein Fund, Inc. and the AB Multi-Manager Alternative Fund, are referred to collectively below as the "AB Funds".

Manager of Managers Structure
-----------------------------

            Subject to the ultimate responsibility of the Board, the Adviser has the responsibility to oversee a Fund's sub-adviser or additional future sub-advisers and to recommend their hiring, termination and replacement. The Adviser received exemptive relief from the SEC that permits the Adviser, with respect to the Funds, to appoint and replace sub-advisers, and enter into, amend and terminate sub-advisory agreements with sub-advisers, subject to Board approval but without shareholder approval (the "Manager of Managers Structure"). The use of the Manager of Managers Structure with respect to a Fund is subject to certain conditions set forth in the SEC exemptive order.

            The Manager of Managers Structure enables the Funds to operate with greater efficiency and without incurring the expense and delays associated with obtaining approvals of a new subadvisory (or trading) agreement. The Manager of Managers Structure does not permit the Adviser's investment management fees to increase without shareholder approval.

Sub-Adviser
-----------

            Pursuant to a sub-advisory agreement (the "Sub-Advisory Agreement"), the Fund's investments, other than those selected by the Adviser, are selected by Morningstar, located at 22 West Washington Street, Chicago, IL 60602. Morningstar is part of the Morningstar Investment Management group, which provides comprehensive retirement, investment advisory, and portfolio management services for financial institutions, plan sponsors, and advisers around the world. The Morningstar Investment Management group had approximately $64.8 billion in assets under advisement or management as of September 30, 2016.

            The Sub-Advisory Agreement continues in effect from year to year provided that its continuance is specifically approved at least annually by majority vote of the holders of the outstanding voting securities of the Fund or by the Directors, and, in either case, by a majority of the Directors who are not parties to the Sub-Advisory Agreement or "interested persons" of any such party at a meeting in person called for the purpose of voting on such matter. Most recently, the Sub-Advisory Agreement, as amended, was approved for an annual term commencing on November 1, 2016, by a vote, cast in person, of the Board of Directors held on August 2-3, 2016. The Sub-Advisory Agreement may be terminated without penalty by the Adviser, by vote of the Directors, or by vote of a majority of the outstanding voting securities of the relevant Fund upon 60 days' written notice, and it terminates automatically in the event of its assignment or in the event the Advisory Agreement is assigned or terminates for any other reason. The Sub-Adviser may terminate the Sub-Advisory Agreement on 60 days' written notice to the Fund and the Adviser.

            For the fiscal year ended July 31, 2016, the Adviser paid to the Sub-Adviser the following sub-advisory fees:

                                                          Percentage of the
                                                          Fund's Average
Fund                              Sub-Advisory Fees       Daily Net Assets
----                              -----------------       ----------------

Multi-Manager Select Retirement        $ 7,626                  0.11%
   Allocation Fund

Multi-Manager Select 2010 Fund         $12,108                  0.11%

Multi-Manager Select 2015 Fund         $38,006                  0.11%

Multi-Manager Select 2020 Fund         $65,793                  0.11%

Multi-Manager Select 2025 Fund         $87,613                  0.10%

Multi-Manager Select 2030 Fund         $63,836                  0.11%

Multi-Manager Select 2035 Fund         $51,899                  0.11%

Multi-Manager Select 2040 Fund         $43,447                  0.11%

Multi-Manager Select 2045 Fund         $32,048                  0.11%

Multi-Manager Select 2050 Fund         $12,865                  0.11%

Multi-Manager Select 2055 Fund         $11,970                  0.11%

Board of Directors Information
------------------------------

            Certain information concerning the Directors is set forth below.


                                                                              PORTFOLIOS
                                  PRINCIPAL                                   IN AB FUND           OTHER PUBLIC COMPANY
                                  OCCUPATION(S)                               COMPLEX              DIRECTORSHIPS
NAME, ADDRESS*, AGE               DURING PAST FIVE YEARS                      OVERSEEN             CURRENTLY HELD
AND (YEAR ELECTED**)              AND OTHER INFORMATION                       BY DIRECTOR          BY DIRECTOR
--------------------              ----------------------                      -----------          --------------------

INDEPENDENT DIRECTORS

Marshall C. Turner, Jr.,#         Private Investor since prior to 2011.          108              Xilinx, Inc.
Chairman of the Board             Former Chairman and CEO of Dupont                               (programmable logic
75                                Photomasks, Inc. (components of                                 semi-conductors)
(2014)                            semi-conductor manufacturing). He has                           since prior to 2011
                                  extensive operating leadership and
                                  venture capital investing experience,
                                  including five interim or full-time
                                  CEO roles, and prior service as
                                  general partner of institutional
                                  venture capital partnerships. He also
                                  has extensive non-profit board
                                  leadership experience and currently
                                  serves on the boards of two education
                                  and science-related non-profit
                                  organizations. He has served as a
                                  director of one AB Fund since 1992,
                                  and director or trustee of multiple AB
                                  Funds since 2005. He has been
                                  Chairman of the AB Funds since January
                                  2014, and the Chairman of the
                                  Independent Directors Committees of
                                  such AB Funds since February 2014.

John H. Dobkin,#                  Independent Consultant since prior to           108              None
74                                2011. Formerly, President of Save
(2014)                            Venice, Inc. (preservation
                                  organization) from 2001-2002; Senior
                                  Advisor from June 1999-June 2000 and
                                  President of Historic Hudson Valley
                                  (historic preservation) from December
                                  1989-May 1999. Previously, Director
                                  of the National Academy of Design. He
                                  has served as a director or trustee of
                                  various AB Funds since 1992 and as
                                  Chairman of the Audit Committees of a
                                  number of such AB Funds from
                                  2001-2008.

Michael J. Downey,#               Private Investor since prior to 2011.          108              The Asia Pacific
72                                Formerly, managing partner of                                   Fund, Inc.
(2014)                            Lexington Capital, LLC (investment                              (registered
                                  advisory firm) from December 1997                               investment company)
                                  until December 2003. He served as a                             since prior to 2011
                                  Director of Prospect Acquisition Corp.
                                  (financial services) from 2007 until
                                  2009. From 1987 until 1993, Chairman
                                  and CEO of Prudential Mutual Fund
                                  Management, director of the Prudential
                                  mutual funds, and member of the
                                  Executive Committee of Prudential
                                  Securities Inc. He has served as a
                                  director or trustee of the AB Funds
                                  since 2005 and is a director and
                                  chairman of one other registered
                                  investment company.

William H. Foulk, Jr.,#           Investment Adviser and an Independent           108              None
84                                Consultant since prior to 2011.
(2014)                            Previously, he was Senior Manager of
                                  Barrett Associates, Inc., a registered
                                  investment adviser. He was formerly
                                  Deputy Comptroller and Chief
                                  Investment Officer of the State of New
                                  York and, prior thereto, Chief
                                  Investment Officer of the New York
                                  Bank for Savings. He has served as a
                                  director or trustee of various AB
                                  Funds since 1983, and was Chairman of
                                  the Independent Directors Committees
                                  of the AB Funds from 2003 until early
                                  February 2014. He served as Chairman
                                  of such AB Funds from 2003 through
                                  December 2013. He is also active in a
                                  number of mutual fund related
                                  organizations and committees.

D. James Guzy,#                   Chairman of the Board of SRC                    108              None
80                                Computers, Inc. (semi-conductors),
(2014)                            with which he has been associated
                                  since prior to 2011. He served as
                                  Chairman of the Board of PLX
                                  Technology (semi-conductors) since
                                  prior to 2011 until November 2013. He
                                  was a Director of Intel Corporation
                                  (semi-conductors) from 1969 until
                                  2008, and served as Chairman of the
                                  Finance Committee of such company for
                                  several years until May 2008. He has
                                  served as a director or trustee of one
                                  or more of the AB Funds since 1982.

Nancy P. Jacklin,#                Private Investor since prior to 2011.          108              None
68                                Professorial Lecturer at the Johns
(2014)                            Hopkins School of Advanced
                                  International Studies (2008-2015).
                                  U.S. Executive Director of the
                                  International Monetary Fund (which is
                                  responsible for ensuring the stability
                                  of the international monetary system)
                                  (December 2002-May 2006); Partner,
                                  Clifford Chance (1992-2002); Sector
                                  Counsel, International Banking and
                                  Finance, and Associate General
                                  Counsel, Citicorp (1985-1992);
                                  Assistant General Counsel
                                  (International), Federal Reserve Board
                                  of Governors (1982-1985); and Attorney
                                  Advisor, U.S. Department of the
                                  Treasury (1973-1982). Member of the
                                  Bar of the District of Columbia and
                                  New York; member of the Council on
                                  Foreign Relations. She has served as
                                  a director or trustee of the AB Funds
                                  since 2006 and is Chairman of the
                                  Governance and Nominating Committees
                                  of the AB Funds since August 2014.

Carol C. McMullen,#               Managing Director of Slalom Consulting          108              None
61                                (consulting) since 2014 and private
(2016)                            investor; Director of Norfolk & Dedham
                                  Group (mutual property and casualty
                                  insurance) since 2011; and Director of
                                  Partners Community Physicians
                                  Organization (healthcare) since 2014.
                                  Formerly, Managing Director of The
                                  Crossland Group (consulting) from 2012
                                  to 2013. She has held a number of
                                  senior positions in the asset and
                                  wealth management industries,
                                  including at Eastern Bank (where her
                                  roles included President of Eastern
                                  Wealth Management), Thomson Financial
                                  (Global Head of Sales for Investment
                                  Management), and Putnam Investments
                                  (where her roles included Head of
                                  Global Investment Research). She has
                                  served on a number of private company
                                  and non-profit boards, and as a
                                  director or trustee of the AB Funds
                                  since June 2016.

Garry L. Moody,#                  Independent Consultant. Formerly,               108              None
64                                Partner, Deloitte & Touche LLP
(2014)                            (1995-2008) where he held a number of
                                  senior positions, including Vice
                                  Chairman, and U.S. and Global
                                  Investment Management Practice
                                  Managing Partner; President, Fidelity
                                  Accounting and Custody Services
                                  Company (1993-1995), where he was
                                  responsible for accounting, pricing,
                                  custody and reporting for the Fidelity
                                  mutual funds; and Partner, Ernst &
                                  Young LLP (1975-1993), where he served
                                  as the National Director of Mutual
                                  Fund Tax Services and Managing Partner
                                  of its Chicago Office Tax department.
                                  He is a member of the Trustee Advisory
                                  Board of BoardIQ, a biweekly
                                  publication focused on issues and news
                                  affecting directors of mutual funds.
                                  He has served as a director or
                                  trustee, and as Chairman of the Audit
                                  Committees, of the AB Funds since
                                  2008.

Earl D. Weiner,#                  Of Counsel, and Partner prior to                108              None
77                                January 2007, of the law firm Sullivan
(2014)                            & Cromwell LLP and is a former member
                                  of the ABA Federal Regulation of
                                  Securities Committee Task Force to
                                  draft editions of the Fund Director's
                                  Guidebook. He also serves as a
                                  director or trustee of various
                                  non-profit organizations and has
                                  served as Chairman or Vice Chairman of
                                  a number of them. He has served as a
                                  director or trustee of the AB Funds
                                  since 2007 and served as Chairman of
                                  the Governance and Nominating
                                  Committees of the AB Funds from 2007
                                  until August 2014.

INTERESTED DIRECTOR

Robert M. Keith,+                 Senior Vice President of the Adviser++          108              None
1345 Avenue of the Americas       and head of AllianceBernstein
New York, NY 10105                Investments, Inc. ("ABI")++ since July
56                                2008; Director of ABI and President of
(2014)                            the AB Mutual Funds. Previously, he
                                  served as Executive Managing Director
                                  of ABI from December 2006 to June
                                  2008. Prior to joining ABI in 2006,
                                  Executive Managing Director of
                                  Bernstein Global Wealth Management,
                                  and prior thereto, Senior Managing
                                  Director and Global Head of Client
                                  Service and Sales of the Adviser's
                                  institutional investment management
                                  business since 2004. Prior thereto,
                                  Managing Director and Head of North
                                  American Client Service and Sales in
                                  the Adviser's institutional investment
                                  management business, with which he had
                                  been associated since prior to 2004.


--------
* The address for each of the Company s Directors is c/o AllianceBernstein L.P., Attention: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.
**    There is no stated term of office for the Directors.
# Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.
+ Mr. Keith is an "interested person", as defined in Section 2(a)(19) of the Investment Company Act of 1940, of the Company due to his position as a Senior Vice President of the Adviser.
++    The Adviser and ABI are affiliates of the Company.

            In addition to the public company directorships currently held by the Directors set forth in the table above, Mr. Turner was a director of SunEdison, Inc. (solar materials and power plants) since prior to 2011 until July 2014, Mr. Downey was a director of The Merger Fund (a registered investment company) since prior to 2011 until 2013, Mr. Guzy was a director of Cirrus Logic Corporation (semi-conductors) since prior to 2011 until July 2011 and served as Chairman of the Board of PLX Technology (semi-conductors) since prior to 2011 until November 2013, and Mr. Moody was a director of Greenbacker Renewable Energy Company LLC (renewable energy and energy efficiency projects) from August 2013 until January 2014.

            The business and affairs of the Funds are overseen by the Board. Directors who are not "interested persons" of the Funds as defined in the 1940 Act, are referred to as "Independent Directors", and Directors who are "interested persons" of the Funds are referred to as "Interested Directors". Certain information concerning the Funds' governance structure and each Director is set forth below.

            Experience, Skills, Attributes, and Qualifications of the Funds' Directors. The Governance and Nominating Committee of the Board, which is composed of Independent Directors, reviews the experience, qualifications, attributes and skills of potential candidates for nomination or election by the Board, and conducts a similar review in connection with the proposed nomination of current Directors for re-election by stockholders at any annual or special meeting of stockholders. In evaluating a candidate for nomination or election as a Director the Governance and Nominating Committee takes into account the contribution that the candidate would be expected to make to the diverse mix of experience, qualifications, attributes and skills that the Governance and Nominating Committee believes contributes to good governance for the Fund. Additional information concerning the Governance and Nominating Committee's consideration of nominees appears in the description of the Committee below.

            The Board believes that, collectively, the Directors have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the Funds and protecting the interests of stockholders. The Board has concluded that, based on each Director's experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Directors, each Director is qualified and should continue to serve as such.

            In determining that a particular Director was and continues to be qualified to serve as a Director, the Board has considered a variety of criteria, none of which, in isolation, was controlling. In addition, the Board has taken into account the actual service and commitment of each Director during his or her tenure (including the Director's commitment and participation in Board and committee meetings, as well as his or her current and prior leadership of standing and ad hoc committees) in concluding that each should continue to serve. Additional information about the specific experience, skills, attributes and qualifications of each Director, which in each case led to the Board's conclusion that the Director should serve (or continue to serve) as trustee or director of the Funds, is provided in the table above and in the next paragraph.

            Among other attributes and qualifications common to all Directors are their ability to review critically, evaluate, question and discuss information provided to them (including information requested by the Directors), to interact effectively with the Adviser, other service providers, counsel and the Funds' independent registered public accounting firm, and to exercise effective business judgment in the performance of their duties as Directors. In addition to his or her service as a Director of the Funds and other AB Funds as noted in the table above: Mr. Dobkin has experience as an executive of a number of organizations and served as Chairman of the Audit Committees of many of the AB Funds from 2001 to 2008; Mr. Downey has experience in the investment advisory business including as Chairman and Chief Executive Officer of a large fund complex and as director of a number of non-AB funds and as Chairman of a non-AB closed-end fund; Mr. Foulk has experience in the investment advisory and securities businesses, including as Deputy Comptroller and Chief Investment Officer of the State of New York (where his responsibilities included bond issuances, cash management and oversight of the New York Common Retirement
Fund), served as Chairman of the Independent Directors Committees from 2003 until early February 2014, served as Chairman on the AB Funds from 2003 through December 2013, and is active in a number of mutual fund related organizations and committees; Mr. Guzy has experience as a corporate director including as Chairman of a public company and Chairman of the Finance Committee of a large public technology company; Ms. Jacklin has experience as a financial services regulator, as U.S. Executive Director of the International Monetary Fund, (which is responsible for ensuring the stability of the international monetary system), as a financial services lawyer in private practice and has served as Chairman of the Governance and Nominating Committees of the AB Funds since August 2014; Mr. Keith has experience as an executive of the Adviser with responsibility for, among other things, the AB Funds; Ms. McMullen has experience as a management consultant and as a director of various private companies and non-profit organizations, as well as extensive asset management experience at a number of companies, including as an executive in the areas of portfolio management, research, and sales and marketing; Mr. Moody has experience as a certified public accountant including experience as Vice Chairman and U.S. and Global Investment Management Practice Partner for a major accounting firm, is a member of both the governing council of an organization of independent directors of mutual funds and the Trustee Advisory Board of BoardIQ, a biweekly publication focused on issues and news affecting directors of mutual funds and has served as a director or trustee and Chairman of the Audit Committees of the AB Funds since 2008; Mr. Turner has experience as a director (including Chairman and Chief Executive Officer of a number of companies) and as a venture capital investor including prior service as general partner of three institutional venture capital partnerships, and has served as Chairman of the AB Funds since January 2014 and Chairman of the Independent Directors Committees of such Funds since February 2014; and Mr. Weiner has experience as a securities lawyer whose practice includes registered investment companies; he also serves as a director or trustee of various non-profit organizations and served as Chairman or Vice Chairman of a number of them, and as Chairman, director or trustee of a number of boards, and served as Chairman of the Governance and Nominating Committees of the AB Funds from 2007 until August 2014. The disclosure herein of a director's experience, qualifications, attributes and skills does not impose on such director any duties, obligations, or liability that are greater than the duties, obligations and liability imposed on such director as a member of the Board and any committee thereof in the absence of such experience, qualifications, attributes and skills.

            Board Structure and Oversight Function. The Funds' Board is responsible for oversight of the Funds. Each Fund has engaged the Adviser to manage the Fund on a day-to-day basis. The Board is responsible for overseeing the Adviser and the Fund's other service providers in the operations of that Fund in accordance with the Fund's investment objective and policies and otherwise in accordance with its prospectus, the requirements of the 1940 Act and other applicable Federal, state and other securities and other laws, and the Fund's charter and bylaws. The Board typically meets in-person at regularly scheduled meetings eight times throughout the year. In addition, the Directors may meet in-person or by telephone at special meetings or on an informal basis at other times. The Independent Directors also regularly meet without the presence of any representatives of management. As described below, the Board has established three standing committees - the Audit, Governance and Nominating, and Independent Directors Committees - and may establish ad hoc committees or working groups from time to time, to assist the Board in fulfilling its oversight responsibilities. Each committee is composed exclusively of Independent Directors. The responsibilities of each committee, including its oversight responsibilities, are described further below. The Independent Directors have also engaged independent legal counsel, and may from time to time engage consultants and other advisors, to assist them in performing their oversight responsibilities.

            An Independent Director serves as Chairman of the Board. The Chairman's duties include setting the agenda for each Board meeting in consultation with management, presiding at each Board meeting, meeting with management between Board meetings, and facilitating communication and coordination between the Independent Directors and management. The Directors have determined that the Board's leadership by an Independent Director and its committees composed exclusively of Independent Directors is appropriate because they believe it sets the proper tone to the relationships between the Funds, on the one hand, and the Adviser and other service providers, on the other, and facilitates the exercise of the Board's independent judgment in evaluating and managing the relationships. In addition, the Fund is required to have an Independent Director as Chairman pursuant to certain 2003 regulatory settlements involving the Adviser.

            Risk Oversight. Each Fund is subject to a number of risks, including investment, compliance and operational risks, including cyber risks. Day-to-day risk management with respect to a Fund resides with the Adviser or other service providers (depending on the nature of the risk), subject to supervision by the Adviser. The Board has charged the Adviser and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrable and material adverse effects on the Fund; (ii) to the extent appropriate, reasonable or practicable, implementing processes and controls reasonably designed to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously, and to revise as appropriate, the processes and controls described in (i) and (ii) above.

            Risk oversight forms part of the Board's general oversight of each Fund's investment program and operations and is addressed as part of various regular Board and committee activities. Each Fund's investment management and business affairs are carried out by or through the Adviser and other service providers. Each of these persons has an independent interest in risk management but the policies and the methods by which one or more risk management functions are carried out may differ from the Fund's and each other's in the setting of priorities, the resources available or the effectiveness of relevant controls. Oversight of risk management is provided by the Board and the Audit Committee. The Directors regularly receive reports from, among others, management (including the Chief Risk Officer and the Global Heads of Investment Risk and Trading Risk of the Adviser), the Fund's Senior Officer (who is also the Fund's Independent Compliance Officer), the Fund's Chief Compliance Officer, the Fund's independent registered public accounting firm, the Adviser's internal legal counsel, the Adviser's Chief Compliance Officer and internal auditors for the Adviser, as appropriate, regarding risks faced by the Fund and the Adviser's risk management programs. In addition, the Directors receive regular updates on cyber security matters from the Adviser.

            Not all risks that may affect the Funds can be identified, nor can controls be developed to eliminate or mitigate their occurrence or effects. It may not be practical or cost-effective to eliminate or mitigate certain risks, the processes and controls employed to address certain risks may be limited in their effectiveness, and some risks are simply beyond the reasonable control of the Fund or the Adviser, its affiliates or other service providers. Moreover, it is necessary to bear certain risks (such as investment-related risks) to achieve a Fund's goals. As a result of the foregoing and other factors a Fund's ability to manage risk is subject to substantial limitations.

            Board Committees. The Board has three standing committees -- an Audit Committee, a Governance and Nominating Committee and an Independent Directors Committee. The members of the Audit, Governance and Nominating and Independent Directors Committees are identified above.

            The function of the Audit Committee is to assist the Board in its oversight of each Fund's accounting and financial reporting policies and practices. The Audit Committee of the Funds met three times during the Funds' most recently completed fiscal year.

            The function of the Governance and Nominating Committee includes the nomination of persons to fill any vacancies or newly created positions on the Board. The Governance and Nominating Committee of the Funds met three times during the Funds' most recently completed fiscal year.

            The Board has adopted a charter for its Governance and Nominating Committee. Pursuant to the charter, the Committee assists the Board in carrying out its responsibilities with respect to governance of the Fund and identifies, evaluates, selects and nominates candidates for the Board. The Committee may also set standards or qualifications for Directors and reviews at least annually the performance of each Director, taking into account factors such as attendance at meetings, adherence to Board policies, preparation for and participation at meetings, commitment and contribution to the overall work of the Board and its committees, and whether there are health or other reasons that might affect the Director's ability to perform his or her duties. The Committee may consider candidates as Directors submitted by the Funds' current Board members, officers, the Adviser, stockholders and other appropriate sources.

            Pursuant to the charter, the Governance and Nominating Committee will consider candidates for nomination as a Director submitted by a shareholder or group of shareholders who have beneficially owned at least 5% of the Fund's common stock or shares of beneficial interest for at least two years prior to the time of submission and who timely provide specified information about the candidates and the nominating shareholder or group. To be timely for consideration by the Governance and Nominating Committee, the submission, including all required information, must be submitted in writing to the attention of the Secretary at the principal executive offices of the Fund not less than 120 days before the date of the proxy statement for the previous year's annual meeting of shareholders. If the Fund did not hold an annual meeting of shareholders in the previous year, the submission must be delivered or mailed and received within a reasonable amount of time before the Fund begins to print and mail its proxy materials. Public notice of such upcoming annual meeting of shareholders may be given in a shareholder report or other mailing to shareholders or by other means deemed by the Governance and Nominating Committee or the Board to be reasonably calculated to inform shareholders.

            Shareholders submitting a candidate for consideration by the Governance and Nominating Committee must provide the following information to the Governance and Nominating Committee: (i) a statement in writing setting forth (A) the name, date of birth, business address and residence address of the candidate; (B) any position or business relationship of the candidate, currently or within the preceding five years, with the shareholder or an associated person of the shareholder as defined below; (C) the class or series and number of all shares of the Fund owned of record or beneficially by the candidate; (D) any other information regarding the candidate that is required to be disclosed about a nominee in a proxy statement or other filing required to be made in connection with the solicitation of proxies for election of Directors pursuant to Section 20 of the 1940 Act and the rules and regulations promulgated thereunder; (E) whether the shareholder believes that the candidate is or will be an "interested person" of the Funds (as defined in the 1940 Act) and, if believed not to be an "interested person", information regarding the candidate that will be sufficient for the Funds to make such determination; and (F) information as to the candidate's knowledge of the investment company industry, experience as a director or senior officer of public companies, directorships on the boards of other registered investment companies and educational background; (ii) the written and signed consent of the candidate to be named as a nominee and to serve as a Director if elected; (iii) the written and signed agreement of the candidate to complete a directors' and officers' questionnaire if elected; (iv) the shareholder's consent to be named as such by the Funds; (v) the class or series and number of all shares of the Funds owned beneficially and of record by the shareholder and any associated person of the shareholder and the dates on which such shares were acquired, specifying the number of shares owned beneficially but not of record by each, and stating the names of each as they appear on a Fund's record books and the names of any nominee holders for each; and (vi) a description of all arrangements or understandings between the shareholder, the candidate and/or any other person or persons (including their names) pursuant to which the recommendation is being made by the shareholder. "Associated person of the shareholder" means any person who is required to be identified under clause (vi) of this paragraph and any other person controlling, controlled by or under common control with, directly or indirectly, (a) the shareholder or (b) the associated person of the shareholder.

            The Governance and Nominating Committee may require the shareholder to furnish such other information as it may reasonably require or deem necessary to verify any information furnished pursuant to the nominating procedures described above or to determine the qualifications and eligibility of the candidate proposed by the shareholder to serve on the Board. If the shareholder fails to provide such other information in writing within seven days of receipt of written request from the Governance and Nominating Committee, the recommendation of such candidate as a nominee will be deemed not properly submitted for consideration, and will not be considered, by the Committee.

            The Governance and Nominating Committee will consider only one candidate submitted by such a shareholder or group for nomination for election at an annual meeting of shareholders. The Governance and Nominating Committee will not consider self-nominated candidates. The Governance and Nominating Committee will consider and evaluate candidates submitted by shareholders on the basis of the same criteria as those used to consider and evaluate candidates submitted from other sources. These criteria include the candidate's relevant knowledge, experience, and expertise, the candidate's ability to carry out his or her duties in the best interests of the Fund, and the candidate's ability to qualify as an Independent Director or Director. When assessing a candidate for nomination, the Committee considers whether the individual's background, skills, and experience will complement the background, skills, and experience of other nominees and will contribute to the diversity of the Board.

            The function of the Independent Directors Committee is to consider and take action on matters that the Board or Committee believes should be addressed in executive session of the Independent Directors, such as review and approval of the Advisory and Distribution Services Agreements. The Independent Directors Committee of the Funds met seven times during the Funds' most recently completed fiscal year.

            The dollar range of the Funds' securities owned by each Director and the aggregate dollar range of securities of funds in the AB Fund Complex owned by each Director are set forth below.


                                         Dollar Range of Equity Securities in the Funds
                                                    As of December 31, 2015
                                                    -----------------------

                       Multi-Manager
                          Select
                        Retirement       Multi-Manager       Multi-Manager    Multi-Manager
Name of Director        Allocation        Select 2010         Select 2015      Select 2020
----------------        ----------        -----------         -----------      -----------

John H. Dobkin              None              None          $10,001-$50,000       None
Michael J. Downey           None              None               None        $10,001-$50,000
William H. Foulk, Jr.       None              None               None             None
D. James Guzy               None              None               None             None
Nancy P. Jacklin            None              None               None             None
Robert M. Keith*            None              None               None             None
Carol C. McMullen**         None              None               None             None
Garry L. Moody              None              None               None             None
Marshall C. Turner, Jr.     None              None               None             None
Earl D. Weiner              None              None               None        $10,001-$50,000

                       Multi-Manager     Multi-Manager       Multi-Manager    Multi-Manager
Name of Director        Select 2025       Select 2030         Select 2035      Select 2040
----------------        -----------       -----------         -----------      -----------

John H. Dobkin              None              None               None             None
Michael J. Downey           None              None               None             None
William H. Foulk, Jr.       None              None               None             None
D. James Guzy               None              None               None             None
Nancy P. Jacklin            None              None               None             None
Robert M. Keith*            None              None               None             None
Carol C. McMullen**         None              None               None             None
Garry L. Moody              None              None               None             None
Marshall C. Turner, Jr.     None              None               None             None
Earl D. Weiner              None        $50,001-$100,000   $50,001-$100,000       None

                       Multi-Manager     Multi-Manager       Multi-Manager
Name of Director        Select 2045       Select 2050         Select 2055
----------------        -----------       -----------         -----------

John H. Dobkin              None              None               None
Michael J. Downey           None              None               None
William H. Foulk, Jr.       None              None               None
D. James Guzy               None              None               None
Nancy P. Jacklin            None              None               None
Robert M. Keith*            None              None               None
Carol C. McMullen**         None              None               None
Garry L. Moody              None              None               None
Marshall C. Turner, Jr.     None              None               None
Earl D. Weiner              None              None               None


                                              AGGREGATE DOLLAR RANGE OF EQUITY
                                             SECURITIES IN THE AB FUND COMPLEX
                                                 AS OF DECEMBER 31, 2015
                                                 -----------------------

John H. Dobkin                                        Over $100,000
Michael J. Downey                                     Over $100,000
William H. Foulk, Jr.                                 Over $100,000
D. James Guzy                                         Over $100,000
Nancy P. Jacklin                                      Over $100,000
Robert M. Keith*                                           None
Carol C. McMullen**                                        None
Garry L. Moody                                        Over $100,000
Marshall C. Turner, Jr.                               Over $100,000
Earl D. Weiner                                        Over $100,000

--------
*     Mr. Keith is an interested person, as defined under the 1940 Act.
** Ms. McMullen was elected as a Director of the Funds effective June 22, 2016.

Officer Information
-------------------

            Certain information concerning the Company's officers is set forth below.

NAME, ADDRESS,*        POSITION(S) HELD       PRINCIPAL OCCUPATION
AND AGE                WITH FUND              DURING PAST 5 YEARS
---------------        -----------------      -------------------
Robert M. Keith,       President and Chief    See biography above.
56                     Executive Officer

Philip L. Kirstein,    Senior Vice            Senior Vice President and
71                     President and          Independent Compliance Officer of
                       Independent            the AB Funds, with which he has
                       Compliance Officer     been associated since 2004. Prior
                                              thereto, he was Of Counsel to
                                              Kirkpatrick & Lockhart, LLP from
                                              October 2003 to October 2004, and
                                              General Counsel of Merrill Lynch
                                              Investment Managers, L.P. since
                                              prior to March 2003.

Daniel J. Loewy,       Senior Vice            Senior Vice President of the
42                     President              Adviser**, with which he has been
                                              associated since prior to 2011,
                                              and Chief Investment Officer and
                                              Co-Head of Multi-Asset Solutions.

Christopher H.         Senior Vice            Senior Vice President of the
Nikolich,              President              Adviser**, with which he has been
47                                            associated since prior to 2011,
                                              and Head of GlidePath Strategies
                                              (US) of Multi-Asset Solutions.

Vadim Zlotnikov,       Senior Vice            Senior Vice President of the
54                     President              Adviser**, with which he has been
                                              associated since prior to 2011,
                                              and Chief Market Strategist of
                                              the Adviser, Co-Head of
                                              Multi-Asset Solutions, and Chief
                                              Investment Officer of Systematic
                                              and Index Strategies.

Emilie D. Wrapp,       Secretary              Senior Vice President, Assistant
60                                            General Counsel and Assistant
                                              Secretary of ABI,** with which she
                                              has been associated since prior to
                                              2011.

Joseph J. Mantineo,    Treasurer and Chief    Senior Vice President of ABIS,**
57                     Financial Officer      with which he has been associated
                                              since prior to 2011.

Vincent S. Noto,       Chief Compliance       Senior Vice President since 2015
51                     Officer                and Mutual Fund Chief Compliance
                                              Officer of the Adviser** since
                                              2014. Prior thereto, he was Vice
                                              President and Director of Mutual
                                              Fund Compliance of the Adviser**
                                              since prior to 2011.

Phyllis J. Clarke,     Controller             Vice President of ABIS,** with
55                                            which she has been associated
                                              since prior to 2011.
--------
* The address for each of the Fund's officers is 1345 Avenue of the Americas, New York, NY 10105.
**    The Adviser, ABI and ABIS are affiliates of the Company.

            The Funds do not pay any fees to, or reimburse expenses of, its Directors who are considered "interested persons" (as defined in Section 2(a)(19) of the 1940 Act) of the Funds. The aggregate compensation paid by the Funds to each of the Directors for the fiscal year ended July 31, 2016, the aggregate compensation paid to each Director during calendar year 2015 by the AB Fund Complex, and the total number of registered investment companies (and separate investment portfolios within the companies) in the AB Fund Complex with respect to which each of the Directors serves as a director or trustee, are set forth below. Neither the Funds nor any other fund in the AB Fund Complex provide compensation in the form of pension or retirement benefits to any of the directors or trustees. Each of the Directors is a director or trustee of one or more other registered investment companies in the AB Fund Complex.



                                                                     Total Number of      Total Number of
                                                                     Registered           Investment
                                                                     Investment           Portfolios within
                                                                     Companies in the     the AB Fund
                                                                     AB Fund Complex,     Complex,
                                                Total                Including the        Including the
                                                Compensation         Funds, as to         Funds, as to
                                                From the AB Fund     which the            which the
                           Aggregate            Complex,             Director is a        Director is a
                           Compensation         Including the        Director or          Director or
Name of Director           From the Funds       Funds                Trustee              Trustee
----------------           --------------       -----------------    ----------------     ------------------

John H. Dobkin             $ 33,963             $ 285,000             28                  108
Michael J. Downey          $ 33,963             $ 285,000             28                  108
William H. Foulk, Jr.      $ 33,963             $ 285,000             28                  108
D. James Guzy              $ 33,963             $ 285,000             28                  108
Nancy P. Jacklin           $ 36,108             $ 303,000             28                  108
Robert M. Keith            $ 0                  $ 0                   28                  108
Carol C. McMullen*         $ 536                $ 0                   28                  108
Garry L. Moody             $ 38,135             $ 320,000             28                  108
Marshall C. Turner, Jr.    $ 57,197             $ 480,000             28                  108
Earl D. Weiner             $ 27,431             $ 285,000             28                  108

--------
*     Ms. McMullen was elected a Director of the Funds effective June 22, 2016.

            As of November 4, 2016, the Directors and officers of each Fund as a group owned less than 1% of the shares of each Fund.

Additional Information About the Funds' Portfolio Managers
----------------------------------------------------------

            Decisions on allocations of fund assets among asset classes and the selection of fund complexes from which Underlying Funds will be chosen are made by the Adviser's Multi-Asset Solutions Team comprised of senior portfolio managers. The Multi-Asset Solutions Team relies heavily on the Adviser's growth, value and fixed-income investment teams and, in turn, the fundamental research of the Adviser's internal research staff. Morningstar is responsible for the selection of Underlying Funds within each asset class. No one person is principally responsible for coordinating the Funds' investments. The investment professionals(1) with the most significant responsibility for the day-to-day management of the Funds' portfolios are Daniel J. Loewy, Christopher H. Nikolich and Vadim Zlotnikov of the Adviser and Brian Huckstep and John McLaughlin of Morningstar (together, the "Portfolio Managers"). For additional information about the portfolio management of the Funds, see "Management of the Funds - Portfolio Managers" in the Prospectus.

--------
(1) Investment professionals at the Adviser include portfolio managers and research analysts. Investment professionals are part of investment groups (or teams) that service individual fund portfolios. The number of investment professionals assigned to a particular fund will vary from fund to fund.

            The dollar ranges(2) of the equity securities of Multi-Manager Select 2040 Fund and Multi-Manager Select 2045 Fund owned directly or beneficially by the Funds' portfolio managers as of July 31, 2016 are set forth below. The Funds' portfolio managers did not directly or beneficially own equity securities in any of the other Funds as of July 31, 2016.

--------
(2) The ranges presented include any vested shares awarded under the Adviser's Partners Compensation Plan.

                    Multi-Manager Select 2040 Fund

Daniel J. Loewy                              $500,001-$1,000,000
Christopher H. Nikolich                              None
Vadim Zlotnikov                                      None
Brian Huckstep                                       None
John McLaughlin                                      None

                    Multi-Manager Select 2045 Fund

Daniel J. Loewy                                      None
Christopher H. Nikolich                       $100,001-$500,000
Vadim Zlotnikov                                      None
Brian Huckstep                                       None
John McLaughlin                                      None

            As of July 31, 2016, employees of the Adviser had approximately $58,866,370 invested in shares of all AB Mutual Funds (excluding AB money market funds) through their interests in certain deferred compensation plans, including the Partners Compensation Plan, including both vested and unvested amounts.

            The following tables provide information regarding registered investment companies (other than the Fund addressed in the particular table), other pooled investment vehicles and other accounts over which the Funds' portfolio managers also have day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of July 31, 2016.

-  Multi-Manager Select Retirement Allocation Fund

--------------------------------------------------------------------------------
              REGISTERED INVESTMENT COMPANIES (excluding the Fund)
--------------------------------------------------------------------------------
                                                                   Total Assets
                                                     Number of     of Registered
                         Total       Total Assets    Registered    Investment
                         Number of   of Registered   Investment    Companies
                         Registered  Investment      Companies     Managed with
                         Investment  Companies       Managed with  Performance-
                         Companies   Managed         Performance-  based Fees
Portfolio Manager        Managed     (in millions)   based Fees    (in millions)
-----------------        ---------   -------------   ----------    -------------

Daniel J. Loewy            35          $3,757           None          None
Vadim Zlotnikov            30          $3,136           None          None
Christopher H. Nikolich    10            $375           None          None
Brian Huckstep             16          $1,152           None          None
John McLaughlin            10            $565           None          None

--------------------------------------------------------------------------------
                        OTHER POOLED INVESTMENT VEHICLES
--------------------------------------------------------------------------------
                                                                   Total Assets
                                                                   of Other
                        Total                        Number of     Pooled
                        Number of   Total Assets of  Other Pooled  Investment
                        Other       Other Pooled     Investment    Vehicles
                        Pooled      Investment       Vehicles      Managed with
                        Investment  Vehicles         Managed with  Performance-
                        Vehicles    Managed          Performance-  based Fees
Portfolio Manager       Managed     (in millions)    based Fees    (in millions)
-----------------       -------     -------------    ----------    -------------

Daniel J. Loewy           207          $17,247          None          None
Vadim Zlotnikov           207          $17,247          None          None
Christopher H. Nikolich   190          $16,531          None          None
Brian Huckstep           None           None            None          None
John McLaughlin          None           None            None          None

--------------------------------------------------------------------------------
                                 OTHER ACCOUNTS
--------------------------------------------------------------------------------
                                                                   Total Assets
                                                     Number of     of Other
                        Total                        Other         Accounts
                        Number of   Total Assets of  Accounts      Managed with
                        Other       Other Accounts   Managed with  Performance-
                        Accounts    Managed          Performance-  based Fees
Portfolio Manager       Managed     (in millions)    based Fees    (in millions)
-----------------       -------     -------------    ----------    -------------

Daniel J. Loewy            38          $15,935          None          None
Vadim Zlotnikov            38          $15,935          None          None
Christopher H. Nikolich    20          $14,491          None          None
Brian Huckstep           None           None            None          None
John McLaughlin          None           None            None          None


-  Multi-Manager Select 2010 Fund

            The information for other pooled investment vehicles and other accounts is the same as shown above for the Multi-Manager Select Retirement Allocation Fund.

--------------------------------------------------------------------------------
              REGISTERED INVESTMENT COMPANIES (excluding the Fund)
--------------------------------------------------------------------------------

                                                                 Total Assets
                                                    Number of     of Registered
                        Total       Total Assets    Registered    Investment
                        Number of   of Registered   Investment    Companies
                        Registered  Investment      Companies     Managed with
                        Investment  Companies       Managed with  Performance-
                        Companies   Managed         Performance-  based Fees
Portfolio Manager       Managed     (in millions)   based Fees    (in millions)
-----------------       -------     -------------   ----------    -------------

Daniel J. Loewy            35           $3,751          None          None
Vadim Zlotnikov            30           $3,131          None          None
Christopher H. Nikolich    10             $370          None          None
Brian Huckstep             16           $1,146          None          None
John McLaughlin            10             $560          None          None

-  Multi-Manager Select 2015 Fund

            The information for other pooled investment vehicles and other accounts is the same as shown above for the Multi-Manager Select Retirement Allocation Fund.

--------------------------------------------------------------------------------
              REGISTERED INVESTMENT COMPANIES (excluding the Fund)
--------------------------------------------------------------------------------

                                                                   Total Assets
                                                     Number of     of Registered
                        Total        Total Assets    Registered    Investment
                        Number of    of Registered   Investment    Companies
                        Registered   Investment      Companies     Managed with
                        Investment   Companies       Managed with  Performance-
                        Companies    Managed         Performance-  based Fees
Portfolio Manager       Managed      (in millions)   based Fees    (in millions)
-----------------       -------      -------------   ----------    -------------

Daniel J. Loewy            35          $3,721           None          None
Vadim Zlotnikov            30          $3,101           None          None
Christopher H. Nikolich    10            $339           None          None
Brian Huckstep             16          $1,115           None          None
John McLaughlin            10            $528           None          None

-  Multi-Manager Select 2020 Fund

            The information for other pooled investment vehicles and other accounts is the same as shown above for the Multi-Manager Select Retirement Allocation Fund.

--------------------------------------------------------------------------------
              REGISTERED INVESTMENT COMPANIES (excluding the Fund)
--------------------------------------------------------------------------------

                                                                   Total Assets
                                                     Number of     of Registered
                         Total       Total Assets    Registered    Investment
                         Number of   of Registered   Investment    Companies
                         Registered  Investment      Companies     Managed with
                         Investment  Companies       Managed with  Performance-
                         Companies   Managed         Performance-  based Fees
Portfolio Manager        Managed     (in millions)   based Fees    (in millions)
-----------------        -------     -------------   ----------    -------------

Daniel J. Loewy            35          $3,682           None          None
Vadim Zlotnikov            30          $3,062           None          None
Christopher H. Nikolich    10            $301           None          None
Brian Huckstep             16          $1,075           None          None
John McLaughlin            10            $488           None          None

-  Multi-Manager Select 2025 Fund

            The information for other pooled investment vehicles and other accounts is the same as shown above for the Multi-Manager Select Retirement Allocation Fund.

--------------------------------------------------------------------------------
              REGISTERED INVESTMENT COMPANIES (excluding the Fund)
--------------------------------------------------------------------------------

                                                                   Total Assets
                                                     Number of     of Registered
                        Total        Total Assets    Registered    Investment
                        Number of    of Registered   Investment    Companies
                        Registered   Investment      Companies     Managed with
                        Investment   Companies       Managed with  Performance-
                        Companies    Managed         Performance-  based Fees
Portfolio Manager       Managed      (in millions)   based Fees    (in millions)
-----------------       -------      -------------   ----------    -------------

Daniel J. Loewy            35          $3,647           None          None
Vadim Zlotnikov            30          $3,027           None          None
Christopher H. Nikolich    10            $265           None          None
Brian Huckstep             16          $1,040           None          None
John McLaughlin            10            $453           None          None

-  Multi-Manager Select 2030 Fund

            The information for other pooled investment vehicles and other accounts is the same as shown above for the Multi-Manager Select Retirement Allocation Fund.

--------------------------------------------------------------------------------
              REGISTERED INVESTMENT COMPANIES (excluding the Fund)
--------------------------------------------------------------------------------

                                                                   Total Assets
                                                     Number of     of Registered
                        Total        Total Assets    Registered    Investment
                        Number of    of Registered   Investment    Companies
                        Registered   Investment      Companies     Managed with
                        Investment   Companies       Managed with  Performance-
                        Companies    Managed         Performance-  based Fees
Portfolio Manager       Managed      (in millions)   based Fees    (in millions)
-----------------       -------      -------------   ----------    -------------

Daniel J. Loewy            35          $3,679           None          None
Vadim Zlotnikov            30          $3,059           None          None
Christopher H. Nikolich    10            $297           None          None
Brian Huckstep             16          $1,076           None          None
John McLaughlin            10            $489           None          None

-  Multi-Manager Select 2035 Fund

            The information for other pooled investment vehicles and other accounts is the same as shown above for the Multi-Manager Select Retirement Allocation Fund.

--------------------------------------------------------------------------------
              REGISTERED INVESTMENT COMPANIES (excluding the Fund)
--------------------------------------------------------------------------------

                                                                   Total Assets
                                                     Number of     of Registered
                        Total        Total Assets    Registered    Investment
                        Number of    of Registered   Investment    Companies
                        Registered   Investment      Companies     Managed with
                        Investment   Companies       Managed with  Performance-
                        Companies    Managed         Performance-  based Fees
Portfolio Manager       Managed      (in millions)   based Fees    (in millions)
-----------------       -------      -------------   ----------    -------------

Daniel J. Loewy            35          $3,693           None          None
Vadim Zlotnikov            30          $3,073           None          None
Christopher H. Nikolich    10            $312           None          None
Brian Huckstep             16          $1,090           None          None
John McLaughlin            10            $504           None          None

-  Multi-Manager Select 2040 Fund

            The information for other pooled investment vehicles and other accounts is the same as shown above for the Multi-Manager Select Retirement Allocation Fund.

--------------------------------------------------------------------------------
              REGISTERED INVESTMENT COMPANIES (excluding the Fund)
--------------------------------------------------------------------------------

                                                                   Total Assets
                                                     Number of     of Registered
                        Total        Total Assets    Registered    Investment
                        Number of    of Registered   Investment    Companies
                        Registered   Investment      Companies     Managed with
                        Investment   Companies       Managed with  Performance-
                        Companies    Managed         Performance-  based Fees
Portfolio Manager       Managed      (in millions)   based Fees    (in millions)
-----------------       -------      -------------   ----------    -------------

Daniel J. Loewy            35          $3,708           None          None
Vadim Zlotnikov            30          $3,088           None          None
Christopher H. Nikolich    10            $327           None          None
Brian Huckstep             16          $1,103           None          None
John McLaughlin            10            $517           None          None

-  Multi-Manager Select 2045 Fund

            The information for other pooled investment vehicles and other accounts is the same as shown above for the Multi-Manager Select Retirement Allocation Fund.

--------------------------------------------------------------------------------
              REGISTERED INVESTMENT COMPANIES (excluding the Fund)
--------------------------------------------------------------------------------

                                                                   Total Assets
                                                     Number of     of Registered
                         Total       Total Assets    Registered    Investment
                         Number of   of Registered   Investment    Companies
                         Registered  Investment      Companies     Managed with
                         Investment  Companies       Managed with  Performance-
                         Companies   Managed         Performance-  based Fees
Portfolio Manager        Managed     (in millions)   based Fees    (in millions)
-----------------        -------     -------------   ----------    -------------

Daniel J. Loewy             35          $3,721           None          None
Vadim Zlotnikov             30          $3,101           None          None
Christopher H. Nikolich     10            $339           None          None
Brian Huckstep              16          $1,118           None          None
John McLaughlin             10            $531           None          None

-  Multi-Manager Select 2050 Fund

            The information for other pooled investment vehicles and other accounts is the same as shown above for the Multi-Manager Select Retirement Allocation Fund.

--------------------------------------------------------------------------------
              REGISTERED INVESTMENT COMPANIES (excluding the Fund)
--------------------------------------------------------------------------------

                                                                   Total Assets
                                                     Number of     of Registered
                         Total       Total Assets    Registered    Investment
                         Number of   of Registered   Investment    Companies
                         Registered  Investment      Companies     Managed with
                         Investment  Companies       Managed with  Performance-
                         Companies   Managed         Performance-  based Fees
Portfolio Manager        Managed     (in millions)   based Fees    (in millions)
-----------------        -------     -------------  ----------     ------------

Daniel J. Loewy            35          $3,748           None          None
Vadim Zlotnikov            30          $3,128           None          None
Christopher H. Nikolich    10            $366           None          None
Brian Huckstep             16          $1,144           None          None
John McLaughlin            10            $557           None          None

-  Multi-Manager Select 2055 Fund

            The information for other pooled investment vehicles and other accounts is the same as shown above for the Multi-Manager Select Retirement Allocation Fund.

--------------------------------------------------------------------------------
              REGISTERED INVESTMENT COMPANIES (excluding the Fund)
--------------------------------------------------------------------------------

                                                                   Total Assets
                                                     Number of     of Registered
                        Total        Total Assets    Registered    Investment
                        Number of    of Registered   Investment    Companies
                        Registered   Investment      Companies     Managed with
                        Investment   Companies       Managed with  Performance-
                        Companies    Managed         Performance-  based Fees
Portfolio Manager       Managed      (in millions)   based Fees    (in millions)
-----------------       -------      -------------   ----------    -------------

Daniel J. Loewy            35          $3,747           None          None
Vadim Zlotnikov            30          $3,127           None          None
Christopher H. Nikolich    10            $366           None          None
Brian Huckstep             16          $1,145           None          None
John McLaughlin            10            $558           None          None

Investment Professional Conflict of Interest Disclosure
-------------------------------------------------------

            As an investment adviser and fiduciary, the Adviser owes its clients and shareholders an undivided duty of loyalty. The Adviser recognizes that conflicts of interest are inherent in our business and accordingly have developed policies and procedures (including oversight monitoring) reasonably designed to detect, manage and mitigate the effects of actual or potential conflicts of interest in the area of employee personal trading, managing multiple accounts for multiple clients, including AB Mutual Funds, and allocating investment opportunities. Investment professionals of the Adviser, including portfolio managers and research analysts, are subject to the above-mentioned policies and oversight monitoring to ensure that all clients are treated equitably. The Adviser places the interests of its clients first and expects all of its employees to meet their fiduciary duties.

            Employee Personal Trading. The Adviser has adopted a Code of Business Conduct and Ethics that is designed to detect and prevent conflicts of interest when investment professionals and other personnel of the Adviser own, buy or sell securities which may be owned by, or bought or sold for, clients. Personal securities transactions by an employee may raise a potential conflict of interest when an employee owns or trades in a security that is owned or considered for purchase or sale by a client, or recommended for purchase or sale by an employee to a client. Subject to the reporting requirements and other limitations of its Code of Business Conduct and Ethics, the Adviser permits its employees to engage in personal securities transactions, and also allows them to acquire investments in certain Funds managed by the Adviser. The Adviser's Code of Business Conduct and Ethics requires disclosure of all personal accounts and maintenance of brokerage accounts with designated broker-dealers approved by the Adviser. The Code of Business Conduct and Ethics also requires preclearance of all securities transactions (except transactions in U.S. Treasuries and open-end mutual funds other than mutual funds advised by the Adviser) and imposes a 60-day holding period for securities purchased by employees to discourage short-term trading.

            Managing Multiple Accounts for Multiple Clients. The Adviser has compliance policies and oversight monitoring in place to address conflicts of interest relating to the management of multiple accounts for multiple clients. Conflicts of interest may arise when an investment professional has responsibilities for the investments of more than one account because the investment professional may be unable to devote equal time and attention to each account. The investment professional or investment professional teams for each client may have responsibilities for managing all or a portion of the investments of multiple accounts with a common investment strategy, including other registered investment companies, unregistered investment vehicles, such as hedge funds, pension plans, separate accounts, collective trusts and charitable foundations. Among other things, the Adviser's policies and procedures provide for the prompt dissemination to investment professionals of initial or changed investment recommendations by analysts so that investment professionals are better able to develop investment strategies for all accounts they manage. In addition, investment decisions by investment professionals are reviewed for the purpose of maintaining uniformity among similar accounts and ensuring that accounts are treated equitably. Investment professional compensation reflects a broad contribution in multiple dimensions to long-term investment success for clients of the Adviser and is generally not tied specifically to the performance of any particular client's account, nor is it generally tied directly to the level or change in level of assets under management.

            Allocating Investment Opportunities. The investment professionals at the Adviser routinely are required to select and allocate investment opportunities among accounts. The Adviser has adopted policies and procedures intended to address conflicts of interest relating to the allocation of investment opportunities. These policies and procedures are designed to ensure that information relevant to investment decisions is disseminated promptly within its portfolio management teams and investment opportunities are allocated equitably among different clients. The policies and procedures require, among other things, objective allocation for limited investment opportunities (e.g., on a rotational basis), and documentation and review of justifications for any decisions to make investments only for select accounts or in a manner disproportionate to the size of the account. Portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar accounts, which minimizes the potential for conflicts of interest relating to the allocation of investment opportunities. Nevertheless, access to portfolio funds or other investment opportunities may be allocated differently among accounts due to the particular characteristics of an account, such as size of the account, cash position, tax status, risk tolerance and investment restrictions or for other reasons. The Adviser's procedures are also designed to address potential conflicts of interest that may arise when the Adviser has a particular financial incentive, such as a performance-based management fee, relating to an account. An investment professional may perceive that he or she has an incentive to devote more time to developing and analyzing investment strategies and opportunities or allocating securities preferentially to accounts for which the Adviser could share in investment gains.

Portfolio Manager Compensation
------------------------------

            The Adviser's compensation program for portfolio managers is designed to align with clients' interests, emphasizing each portfolio manager's ability to generate long-term investment success for the Adviser's clients, including the Funds. The Adviser also strives to ensure that compensation is competitive and effective in attracting and retaining the highest caliber employees.

            Portfolio managers receive a base salary, incentive compensation and contributions to AllianceBernstein's 401(k) plan. Part of the annual incentive compensation is generally paid in the form of a cash bonus, and part through an award under the firm's Incentive Compensation Award Plan (ICAP). The ICAP awards vest over a four-year period. Deferred awards are paid in the form of restricted grants of the firm's Master Limited Partnership Units, and award recipients have the ability to receive a portion of their awards in deferred cash. The amount of contributions to the 401(k) plan is determined at the sole discretion of the Adviser. On an annual basis, the Adviser endeavors to combine all of the foregoing elements into a total compensation package that considers industry compensation trends and is designed to retain its best talent.

            The incentive portion of total compensation is determined by quantitative and qualitative factors. Quantitative factors, which are weighted more heavily, are driven by investment performance. Qualitative factors are driven by contributions to the investment process and client success.

            The quantitative component includes measures of absolute, relative and risk-adjusted investment performance. Relative and risk-adjusted returns are determined based on the benchmark in the Funds' Prospectus and versus peers over one-, three- and five-year calendar periods, with more weight given to longer-time periods. Peer groups are chosen by Chief Investment Officers, who consult with the product management team to identify products most similar to our investment style and most relevant within the asset class. Portfolio managers of the Funds do not receive any direct compensation based upon the investment returns of any individual client account, and compensation is not tied directly to the level or change in level of assets under management.

            Among the qualitative components considered, the most important include thought leadership, collaboration with other investment colleagues, contributions to risk-adjusted returns of other portfolios in the firm, efforts in mentoring and building a strong talent pool and being a good corporate citizen. Other factors can play a role in determining portfolio managers' compensation, such as the complexity of investment strategies managed, volume of assets managed and experience.

            The Adviser emphasizes four behavioral competencies--relentlessness, ingenuity, team orientation and accountability--that support its mission to be the most trusted advisor to its clients. Assessments of investment professionals are formalized in a year-end review process that includes 360-degree feedback from other professionals from across the investment teams and the Adviser.

--------------------------------------------------------------------------------

                            EXPENSES OF THE FUNDS

--------------------------------------------------------------------------------

            In addition to the payments to the Adviser under the Investment Advisory Agreement described above, the Funds pay certain other costs including
(a) brokerage and commission expenses, (b) federal, state and local taxes, including issue and transfer taxes incurred by or levied on a Fund, (c) interest charges on borrowings, if any, (d) fees and expenses of registering the shares of the Funds under the appropriate federal securities laws and of qualifying shares of the Funds under applicable state securities laws including expenses attendant upon renewing and increasing such registrations and qualifications,
(e) expenses of printing and distributing the Funds' prospectuses and other reports to shareholders, (f) costs of proxy solicitations, (g) transfer agency fees described below, (h) charges and expenses of the Funds' custodian, (i) compensation of the Funds' officers, Directors and employees who do not devote any part of their time to the affairs of the Adviser or its affiliates, (j) costs of stationery and supplies, and (k) such promotional expenses as may be contemplated by the Distribution Services Agreement described below.

Distribution Services Agreement
-------------------------------

            The Company has entered into a Distribution Services Agreement (the "Agreement") with ABI, the Funds' principal underwriter, to permit ABI to distribute each Fund's shares and to permit each Fund to pay distribution services fees to defray expenses associated with the distribution of its Class A, Class C, Class R and Class K shares in accordance with a plan of distribution that is included in the Agreement and has been duly adopted and approved in accordance with Rule 12b-1 adopted by the SEC under the 1940 Act (the "Rule 12b-1 Plan").

            In approving the Rule 12b-1 Plan, the Directors determined that there was a reasonable likelihood that the Rule 12b-1 Plan would benefit each Fund and its shareholders. The distribution services fee of a particular class will not be used to subsidize the provision of distribution services with respect to any other class.

            The Adviser may, from time to time, and from its own funds or such other resources as may be permitted by rules of the SEC make payments for distribution services to ABI; the latter may in turn pay part or all of such compensation to brokers or other persons for their distribution assistance.

            The Rule 12b-1 Plan will continue in effect with respect to each Fund and each class of shares thereof for successive one-year periods provided that each such continuance is specifically approved at least annually by a majority of the Independent Directors who have no direct or indirect financial interest in the operation of the Rule 12b-1 Plan or any agreement related thereto (the "Qualified Directors") and by a vote of a majority of the entire Board cast in person at a meeting called for that purpose. Most recently, the Directors approved the continuance of the Rule 12b-1 Plan for an additional term at meetings held on May 5-7, 2015.

            All material amendments to the Agreement will become effective only on approval as provided in the preceding paragraph and the Plan may not be amended in order to materially increase the costs that the Funds may bear pursuant to the Agreement without the approval of a majority of the holders of the outstanding voting shares of the Fund or the Class or classes of the Fund affected. The Agreement may be terminated (a) by any Fund without penalty at any time by a majority vote of the holders of the Fund's outstanding voting securities voting separately by class, or by a majority vote of the Qualified Directors, or (b) by ABI. To terminate the Agreement, any party must give the other party 60 days' written notice; to terminate the Plan only, a Fund is not required to give prior notice to ABI. The Agreement will terminate automatically in the event of its assignment. The Plan is of a type known as a "reimbursement plan", which means that it reimburses the distributor for the actual costs of services rendered.

            In the event that the Rule 12b-1 Plan is terminated by either party or not continued with respect to the Class A shares, Class C, Class R or Class K shares, (i) no distribution services fees (other than current amounts accrued but not yet paid) would be owed by a Fund to ABI with respect to that class, and
(ii) a Fund would not be obligated to pay ABI for any amounts expended under the Agreement not previously recovered by ABI from distribution services fees in respect of shares of such class or through deferred sales charges.

            Distribution services fees are accrued daily and paid monthly and are charged as expenses of each Fund as accrued. The distribution services fees attributable to the Class C, Class R and Class K shares are designed to permit an investor to purchase such shares through broker-dealers without the assessment of an initial sales charge, and at the same time to permit ABI to compensate broker-dealers in connection with the sale of such shares. In this regard the purpose and function of the combined contingent deferred sales charge ("CDSC") and distribution services fees on the Class C shares and the distribution services fee on Class R and Class K shares are the same as those of the initial sales charge and distribution services fees with respect to the Class A shares in that in each case the sales charge and/or distribution services fee provide for the financing of the distribution of the relevant class of each Fund's shares.

            With respect to Class A shares of each Fund, distribution expenses accrued by ABI in one fiscal year may not be paid from distribution services fees received from each Fund in subsequent fiscal years. ABI's compensation with respect to Class C, Class R and Class K shares under the Rule 12b-1 Plan is directly tied to the expenses incurred by ABI. Actual distribution expenses for Class C, Class R and Class K shares for any given year, however, will probably exceed the distribution services fee payable under the Rule 12b-1 Plan with respect to the class involved and, in the case of Class C shares, payments received from CDSCs. The excess will be carried forward by ABI and reimbursed from distribution services fees subsequently payable under the Rule 12b-1 Plan with respect to the class involved and, in the case of Class C shares, payments subsequently received through CDSCs, so long as the Rule 12b-1 Plan is in effect.

            During the fiscal year ended July 31, 2016, the distribution services fees for the Funds' expenditures, with respect to Class A shares, payable to ABI were as follows:

                                                     Percentage per annum of the
                             Distribution services   aggregate average daily net
                             fees for expenditures   assets attributable to
Fund                         payable to ABI          Class A shares
----                         ---------------------   ---------------------------

Multi-Manager Select
   Retirement Allocation              $762                  .25%

Multi-Manager Select 2010           $1,052                  .25%

Multi-Manager Select 2015           $6,291                  .25%

Multi-Manager Select 2020          $14,771                  .25%

Multi-Manager Select 2025          $14,902                  .25%

Multi-Manager Select 2030          $14,564                  .25%

Multi-Manager Select 2035          $12,087                  .25%

Multi-Manager Select 2040          $11,245                  .25%

Multi-Manager Select 2045           $9,101                  .25%

Multi-Manager Select 2050           $1,791                  .25%

Multi-Manager Select 2055           $1,205                  .25%

            For the fiscal year ended July 31, 2016, expenses incurred by each Fund and costs allocated to each Fund in connection with activities primarily intended to result in the sale of Class A shares were as follows:

                   Multi-Manager
                   Select
   Category of     Retirement     Multi-Manager   Multi-Manager  Multi-Manager
     Expense       Allocation     Select 2010     Select 2015    Select 2020
     -------       ----------     -----------     -----------    -----------

Advertising/
Marketing                $80           $141          $688           $1,734

Printing and
Mailing of
Prospectuses and
Semi-Annual and
Annual Reports to
Other than Current
Shareholders             $13            $24          $121             $306

Compensation to
Underwriters            $771         $3,646        $9,298          $20,483

Compensation to
Dealers (includes
deduction for
contingent deferred
sales charges
received by ABI)        $419        $(3,331)       $1,956           $6,393

Compensation to
Sales Personnel         $979         $1,208        $6,401          $13,130

Interest, Carrying
or Other Financing
Charges                   $0             $0            $2               $5

Other (Includes
Personnel costs of
those home office
employees involved
in the
distribution
effort and the
travel-related
expenses incurred
by the marketing
personnel
conducting
seminars)               $480           $841        $4,175          $10,559

Totals                $2,742         $2,530       $22,641          $52,610


     Category of     Multi-Manager    Multi-Manager  Multi-Manager Multi-Manager
       Expense       Select 2025      Select 2030    Select 2035   Select 2040
       -------       -----------      -----------    -----------   -----------

Advertising/
Marketing                   $1,855       $1,617         $1,513        $1,570

Printing and Mailing
of Prospectuses and
Semi-Annual and
Annual Reports to
Other than Current
Shareholders                  $316         $300           $258          $272

Compensation to
Underwriters               $19,856      $20,464        $16,335       $15,191

Compensation to
Dealers                     $8,016       $7,218         $7,250        $6,560

Compensation to Sales
Personnel                  $14,118      $13,060        $11,832       $12,475

Interest, Carrying or
Other Financing
Charges                         $5           $4             $4            $3

Other (Includes
Personnel costs of
those home office
employees involved in
the distribution
effort and the
travel-related
expenses incurred by
the marketing
personnel conducting
seminars)                  $11,188      $10,012         $9,166        $9,520

Totals                     $55,354      $52,676        $46,358       $45,590


     Category of      Multi-Manager    Multi-Manager  Multi-Manager
       Expense        Select 2045      Select 2050    Select 2055
       -------        -----------      -----------    -----------

Advertising/
Marketing                    $1,208         $187           $143

Printing and Mailing
of Prospectuses and
Semi-Annual and
Annual Reports to
Other than Current
Shareholders                   $201          $33            $24

Compensation to
Underwriters                $12,406       $3,769         $2,581

Compensation to
Dealers                      $4,333         $427           $641

Compensation to Sales
Personnel                    $9,632       $1,441         $1,177

Interest, Carrying or
Other Financing
Charges                          $2           $0             $0

Other (Includes
Personnel costs of
those home office
employees involved in
the distribution
effort and the
travel-related
expenses incurred by
the marketing
personnel conducting
seminars)                    $7,307       $1,145           $861

Totals                      $35,089       $7,002         $5,428

            During the fiscal year ended July 31, 2016, the distribution services fees for the Funds' expenditures, with respect to Class C shares, payable to ABI were as follows:

                              Distribution          Percentage per annum of the
                              services fees for     aggregate average daily net
                              expenditures          assets attributable to
Fund                          payable to ABI        Class C shares
----                          ------------------    ---------------------------

Multi-Manager Select
   Retirement Allocation          $996                      1.00%

Multi-Manager Select 2010       $1,048                      1.00%

Multi-Manager Select 2015       $7,029                      1.00%

Multi-Manager Select 2020       $9,348                      1.00%

Multi-Manager Select 2025       $5,638                      1.00%

Multi-Manager Select 2030       $5,714                      1.00%

Multi-Manager Select 2035       $6,918                      1.00%

Multi-Manager Select 2040       $4,647                      1.00%

Multi-Manager Select 2045       $2,446                      1.00%

Multi-Manager Select 2050         $248                      1.00%

Multi-Manager Select 2055         $954                      1.00%


            For the fiscal year ended July 31, 2016, expenses incurred by each Fund and costs allocated to each Fund in connection with activities primarily intended to result in the sale of Class C shares were as follows:

                   Multi-Manager
                   Select
   Category of     Retirement     Multi-Manager   Multi-Manager  Multi-Manager
     Expense       Allocation     Select 2010     Select 2015    Select 2020
     -------       ----------     -----------     -------------  -------------

Advertising/
Marketing                $12             $6           $25              $44

Printing and
Mailing of
Prospectuses and
Semi-Annual and
Annual Reports to
Other than Current
Shareholders              $2             $4           $10              $15

Compensation to
Underwriters            $762           $652        $4,498           $6,286

Compensation to
Dealers                  $48            $95          $469             $695

Compensation to
Sales Personnel         $262           $124        $1,107           $1,494

Interest, Carrying
or Other Financing
Charges                   $1             $1            $9              $14

Other (Includes
Personnel costs of
those home office
employees involved
in the
distribution
effort and the
travel-related
expenses incurred
by the marketing
personnel
conducting
seminars)                $82            $65          $264             $384

Totals                $1,170           $948        $6,382           $8,930



     Category of     Multi-Manager    Multi-Manager  Multi-Manager Multi-Manager
       Expense       Select 2025      Select 2030    Select 2035   Select 2040
       -------       -----------      -----------    -----------   -----------

Advertising/
Marketing                  $28            $114            $41           $88

Printing and Mailing
of Prospectuses and
Semi-Annual and
Annual Reports to
Other than Current
Shareholders                $9             $18            $10           $18

Compensation to
Underwriters            $5,698          $4,645         $7,210        $4,790

Compensation to
Dealers                   $346            $661           $516          $496

Compensation to Sales
Personnel                 $836          $1,168           $542          $442

Interest, Carrying or
Other Financing
Charges                     $8              $8            $10            $8

Other (Includes
Personnel costs of
those home office
employees involved in
the distribution
effort and the
travel-related
expenses incurred by
the marketing
personnel conducting
seminars)                 $229            $677           $308          $556

Totals                  $7,154          $7,292         $8,637        $6,396


        Category of          Multi-Manager     Multi-Manager  Multi-Manager
          Expense            Select 2045       Select 2050    Select 2055
          -------            -------------     -------------  -------------

Advertising/
Marketing                         $24                $7             $9

Printing and Mailing of
Prospectuses and Semi-Annual
and Annual Reports to Other
than Current Shareholders          $6                $1             $5

Compensation to Underwriters   $1,794              $193         $1,050

Compensation to Dealers          $209               $22           $105

Compensation to Sales
Personnel                        $421               $34           $114

Interest, Carrying or Other
Financing Charges                  $3                $0             $1

Other (Includes Personnel
costs of those home office
employees involved in the
distribution effort and the
travel-related expenses
incurred by the marketing
personnel conducting
seminars)                        $172               $35            $86

Totals                         $2,628              $292         $1,370



            During the fiscal year ended July 31, 2016, the distribution services fees for the Funds' expenditures, with respect to Class R shares, payable to ABI were as follows:

                          Distribution       Percentage per annum of
                          services fees for  the aggregate average daily
                          expenditures       net assets attributable to
Fund                      payable to ABI     Class R shares
----                      -----------------  ---------------------------
Multi-Manager Select
   Retirement Allocation          $192            .50%
Multi-Manager Select 2010       $2,029            .50%
Multi-Manager Select 2015       $1,830            .50%
Multi-Manager Select 2020       $9,276            .50%
Multi-Manager Select 2025      $10,438            .50%
Multi-Manager Select 2030       $7,763            .50%
Multi-Manager Select 2035       $4,996            .50%
Multi-Manager Select 2040       $3,499            .50%
Multi-Manager Select 2045       $6,495            .50%
Multi-Manager Select 2050         $798            .50%
Multi-Manager Select 2055         $172            .50%

            For the fiscal year ended July 31, 2016, expenses incurred by each Fund and costs allocated to each Fund in connection with activities primarily intended to result in the sale of Class R shares were as follows:

                   Multi-Manager
                   Select
   Category of     Retirement     Multi-Manager   Multi-Manager  Multi-Manager
     Expense       Allocation     Select 2010     Select 2015    Select 2020
     -------       -------------  -------------   -------------  -------------

Advertising/
Marketing                 $9           $173          $129             $769

Printing and
Mailing of
Prospectuses and
Semi-Annual and
Annual Reports to
Other than Current
Shareholders              $2            $31           $22             $132

Compensation to
Underwriters            $143         $2,006        $1,810           $9,306

Compensation to
Dealers                  $56           $778          $631           $3,527

Compensation to
Sales Personnel         $153           $823          $561           $4,035

Interest, Carrying
or Other Financing
Charges                   $0             $0            $0               $2

Other (Includes
Personnel costs of
those home office
employees involved
in the
distribution
effort and the
travel-related
expenses incurred
by the marketing
personnel
conducting
seminars)                $58           $999          $798           $4,590

Totals                  $421         $4,811        $3,952          $22,360


    Category of      Multi-Manager    Multi-Manager  Multi-Manager Multi-Manager
      Expense        Select 2025      Select 2030    Select 2035   Select 2040
      -------        -----------      -----------    -----------   -----------

Advertising/
Marketing                    $839         $588           $396          $288

Printing and Mailing
of Prospectuses and
Semi-Annual and
Annual Reports to
Other than Current
Shareholders                 $147         $108            $69           $54

Compensation to
Underwriters              $10,455       $7,770         $4,998        $3,489

Compensation to
Dealers                    $3,905       $2,822         $1,851        $1,351

Compensation to Sales
Personnel                  $4,533       $3,951         $2,564        $1,907

Interest, Carrying or
Other Financing
Charges                        $2           $2             $1            $1

Other (Includes
Personnel costs of
those home office
employees involved in
the distribution
effort and the
travel-related
expenses incurred by
the marketing
personnel conducting
seminars)                  $5,058       $3,599         $2,399        $1,760

Totals                    $24,940      $18,840        $12,278        $8,850



        Category of         Multi-Manager     Multi-Manager  Multi-Manager
          Expense           Select 2045       Select 2050    Select 2055
          -------           -----------       -----------    -----------

Advertising/
Marketing                          $544          $101            $16

Printing and Mailing of
Prospectuses and
Semi-Annual and Annual
Reports to Other than
Current Shareholders               $102            $8             $2

Compensation to
Underwriters                     $6,507          $769           $125

Compensation to Dealers          $2,546          $359            $65

Compensation to Sales
Personnel                        $3,865          $478            $65

Interest, Carrying or Other
Financing Charges                    $1            $0             $0

Other (Includes Personnel
costs of those home office
employees involved in the
distribution effort and the
travel-related expenses
incurred by the marketing
personnel conducting
seminars)                        $3,328          $533            $88

Totals                          $16,894        $2,247           $361

            During the fiscal year ended July 31, 2016, the distribution services fees for the Funds' expenditures, with respect to Class K shares, payable to ABI were as follows:

                              Distribution       Percentage per annum of the
                              services fees for  aggregate average daily net
                              expenditures       assets attributable to
    Fund                      payable to ABI     Class K shares
    ----                      -----------------  ---------------------------

Multi-Manager Select
   Retirement Allocation       $13,617                    .25%
Multi-Manager Select 2010      $23,948                    .25%
Multi-Manager Select 2015      $77,793                    .25%
Multi-Manager Select 2020     $128,767                    .25%
Multi-Manager Select 2025     $180,518                    .25%
Multi-Manager Select 2030     $124,697                    .25%
Multi-Manager Select 2035      $99,235                    .25%
Multi-Manager Select 2040      $81,517                    .25%
Multi-Manager Select 2045      $56,812                    .25%
Multi-Manager Select 2050      $23,893                    .25%
Multi-Manager Select 2055      $22,187                    .25%

            For the fiscal year ended July 31, 2016, expenses incurred by each Fund and costs allocated to each Fund in connection with activities primarily intended to result in the sale of Class K shares were as follows:

                   Multi-Manager
                   Select
   Category of     Retirement     Multi-Manager   Multi-Manager  Multi-Manager
     Expense       Allocation     Select 2010     Select 2015    Select 2020
     -------       ----------     -----------     -----------    -----------

Advertising/
Marketing                 $2           $122           $49             $143

Printing and
Mailing of
Prospectuses and
Semi-Annual and
Annual Reports to
Other than Current
Shareholders              $0            $21            $7              $32

Compensation to
Underwriters         $10,354        $18,593       $61,743         $103,071

Compensation to
Dealers                   $9           $522          $119             $665

Compensation to
Sales Personnel          $11           $295          $114           $1,360

Interest, Carrying
or Other Financing
Charges                   $0             $0            $0               $0

Other (Includes
Personnel costs of
those home office
employees involved
in the
distribution
effort and the
travel-related
expenses incurred
by the marketing
personnel
conducting
seminars)                $17           $714          $241             $910

Totals               $10,392        $20,267       $62,273         $106,181

   Category of      Multi-Manager    Multi-Manager  Multi-Manager Multi-Manager
     Expense        Select 2025      Select 2030    Select 2035   Select 2040
     -------        -----------      -----------    -----------   -----------

Advertising/
Marketing                    $193         $227           $175          $106

Printing and Mailing
of Prospectuses and
Semi-Annual and
Annual Reports to
Other than Current
Shareholders                  $20          $38            $30           $15

Compensation to
Underwriters             $145,553     $100,592        $80,193       $65,595

Compensation to
Dealers                      $644         $942           $751          $409

Compensation to Sales
Personnel                  $1,195       $1,877         $1,033          $719

Interest, Carrying or
Other Financing
Charges                        $0           $0             $0            $0

Other (Includes
Personnel costs of
those home office
employees involved in
the distribution
effort and the
travel-related
expenses incurred by
the marketing
personnel conducting
seminars)                  $1,054       $1,324         $1,046          $599

Totals                   $148,659     $105,000        $83,229       $67,443



        Category of          Multi-Manager     Multi-Manager  Multi-Manager
          Expense            Select 2045       Select 2050    Select 2055
          -------            -----------       -----------    -----------

Advertising/
Marketing                           $148           $12             $6

Printing and Mailing of
Prospectuses and Semi-Annual
and Annual Reports to Other
than Current Shareholders            $16            $2             $1

Compensation to Underwriters     $45,938       $19,175        $18,118

Compensation to Dealers             $556           $40            $12

Compensation to Sales
Personnel                           $954           $35            $42

Interest, Carrying or Other
Financing Charges                     $0            $0             $0

Other (Includes Personnel
costs of those home office
employees involved in the
distribution effort and the
travel-related expenses
incurred by the marketing
personnel conducting
seminars)                           $813           $70            $34

Totals                           $48,426       $19,335        $18,213

Transfer Agency Agreement
-------------------------

            ABIS, an indirect wholly-owned subsidiary of the Adviser, located principally at 8000 IH 10 W, 4th Floor, San Antonio, Texas 78230, receives a transfer agency fee per account holder of each of the Class A, Class C, Class R, Class K, Class I, Class Z and Advisor Class shares of each Fund, plus reimbursement for out-of-pocket expenses. For the fiscal year ended July 31, 2016 for Multi-Manager Select Retirement Allocation, Multi-Manager Select 2010, Multi-Manager Select 2015, Multi-Manager Select 2020, Multi-Manager Select 2025, Multi-Manager Select 2030, Multi-Manager Select 2035, Multi-Manager Select 2040, Multi-Manager Select 2045, Multi-Manager Select 2050, and Multi-Manager Select 2055, the Fund paid ABIS $18,001, $14,955, $17,520, $29,215, $39,093, $28,138,
$23,094, $19,005, $15,601, $14,929 and $14,882, respectively, for transfer agency services.

            ABIS acts as the transfer agent for each Fund. ABIS registers the transfer, issuance and redemption of shares of the Funds and disburses dividends and other distributions to Fund shareholders.

            Many shares of the Funds are owned by selected dealers or selected agents (as defined below), financial intermediaries or other financial representatives ("financial intermediaries") for the benefit of their customers. In those cases, the Funds often do not maintain an account for you. Thus, some or all of the transfer agency functions for these accounts are performed by the financial intermediaries. Financial intermediaries and recordkeepers, who may have affiliated financial intermediaries who sell shares of the AB Mutual Funds, may be paid by a Fund, the Adviser, ABI and ABIS (i) account fees in amounts up to $19 per account per annum, (ii) asset-based fees of up to 0.25% (except in respect of a limited number of intermediaries) per annum of the average daily assets held through the intermediary, or (iii) a combination of both. These amounts include fees for shareholder servicing, sub-transfer agency, sub-accounting and recordkeeping services. These amounts do not include fees for shareholder servicing that may be paid separately by the Fund pursuant to its Rule 12b-1 plan. Amounts paid by a Fund for these services are included in "Other Expenses" under "Fees and Expenses of the Fund" in the Summary Information section of the Prospectus. In addition, financial intermediaries may be affiliates of entities that receive compensation from the Adviser or ABI for maintaining retirement plan "platforms" that facilitate trading by affiliated and non-affiliated financial intermediaries and recordkeeping for retirement plans.

            Because financial intermediaries and plan recordkeepers may be paid varying amounts per class for sub-transfer agency and related recordkeeping services, the service requirements of which may also vary by class, this may create an additional incentive for financial intermediaries and their financial advisors to favor one fund complex over another or one class of shares over another.


--------------------------------------------------------------------------------

                               PURCHASE OF SHARES

--------------------------------------------------------------------------------

            Shares of each Fund are offered on a continuous basis at a price equal to their NAV plus an initial sales charge at the time of purchase ("Class A shares"), without any initial sales charge and, as long as the shares are held for one year or more, without any CDSC ("Class C shares"), to group retirement plans, as defined below, eligible to purchase Class R shares, without any initial sales charge or CDSC ("Class R shares"), to group retirement plans eligible to purchase Class K shares, without any initial sales charge or CDSC ("Class K shares"), to group retirement plans and certain investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates eligible to purchase Class I shares, without any initial sales charge or CDSC ("Class I shares"), to group retirement plans, as defined below, eligible to purchase Class Z shares, without any initial sales charge or CDSC ("Class Z shares"), or to investors eligible to purchase Advisor Class shares, without any initial sales charge or CDSC ("Advisor Class shares"), in each case as described below. "Group retirement plans" are defined as 401(k) plans, 457 plans, employer sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans and non-qualified deferred compensation plans where plan level or omnibus accounts are held on the books of the Funds. All of the classes of shares of the Funds, except the Class I, Class Z and Advisor Class shares, are subject to Rule 12b-1 asset-based sales charges. Shares of each Fund that are offered subject to a sales charge are offered through (i) investment dealers that are members of FINRA and have entered into selected dealer agreements with ABI ("selected dealers"), (ii) depository institutions and other financial intermediaries or their affiliates, that have entered into selected agent agreements with ABI ("selected agents") and (iii) ABI.

            Investors may purchase shares of a Fund either through financial intermediaries or directly through ABI. A transaction, service, administrative or other similar fee may be charged by your financial intermediary with respect to the purchase, sale or exchange of shares made through the financial intermediary. Such financial intermediaries may also impose requirements with respect to the purchase, sale or exchange of shares that are different from, or in addition to, those imposed by each Fund, including requirements as to classes of shares available through that financial intermediary and the minimum initial and subsequent investment amounts. The Funds are not responsible for, and have no control over, the decision of any financial intermediary to impose such differing requirements. Sales personnel of financial intermediaries distributing a Fund's shares may receive differing compensation for selling different classes of shares.

            In order to open your account, the Funds or your financial intermediary are required to obtain certain information from you for identification purposes. This information may include name, date of birth, permanent residential address and social security/taxpayer identification number. It will not be possible to establish your account without this information. If the Funds or your financial intermediary are unable to verify the information provided, your account may be closed and other appropriate action may be taken as permitted by law.

Frequent Purchases and Redemptions of Fund Shares
-------------------------------------------------

            The Board has adopted policies and procedures designed to detect and deter frequent purchases and redemptions of Fund shares or excessive or short-term trading that may disadvantage long-term Fund shareholders. These policies are described below. There is no guarantee that the Funds will be able to detect excessive or short-term trading and to identify shareholders engaged in such practices, particularly with respect to transactions in omnibus accounts. Shareholders should be aware that application of these policies may have adverse consequences, as described below, and avoid frequent trading in Funds shares through purchases, sales and exchanges of shares. Each Fund reserves the right to restrict, reject or cancel, without any prior notice, any purchase or exchange order for any reason, including any purchase or exchange order accepted by any shareholder's financial intermediary.

            Risks Associated With Excessive or Short-Term Trading Generally. While the Funds will try to prevent market timing by utilizing the procedures described below, these procedures may not be successful in identifying or stopping excessive or short-term trading in all circumstances. By realizing profits through short-term trading, shareholders that engage in rapid purchases and sales or exchanges of a Fund's shares dilute the value of shares held by long-term shareholders. Volatility resulting from excessive purchases and sales or exchanges of Fund shares, especially involving large dollar amounts, may disrupt efficient portfolio management and cause a Fund to sell shares at inopportune times to raise cash to accommodate redemptions relating to short-term trading. In particular, a Fund may have difficulty implementing its long-term investment strategies if it is forced to maintain a higher level of its assets in cash to accommodate significant short-term trading activity. In addition, a Fund may incur increased administrative and other expenses due to excessive or short-term trading, including increased brokerage costs and realization of taxable capital gains.

            Funds that may invest significantly in securities of foreign issuers may be particularly susceptible to short-term trading strategies. This is because securities of foreign issuers are typically traded on markets that close well before the time a Fund ordinarily calculates its NAV at 4:00 p.m., Eastern time, which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a shareholder engaging in a short-term trading strategy to exploit differences in Fund share prices that are based on closing prices of securities of foreign issuers established some time before the Fund calculates its own share price (referred to as "time zone arbitrage"). The Funds have procedures, referred to as fair value pricing, designed to adjust closing market prices of securities of foreign issuers to reflect what is believed to be the fair value of those securities at the time a Fund calculates its NAV. While there is no assurance, the Funds expect that the use of fair value pricing, in addition to the short-term trading policies discussed below, will significantly reduce a shareholder's ability to engage in time zone arbitrage to the detriment of other Fund shareholders.

            A shareholder engaging in a short-term trading strategy may also target a Fund that does not invest primarily in securities of foreign issuers. Any Fund that invests in securities that are, among other things, thinly traded, traded infrequently or relatively illiquid has the risk that the current market price for the securities may not accurately reflect current market values. A shareholder may seek to engage in short-term trading to take advantage of these pricing differences (referred to as "price arbitrage"). All Funds may be adversely affected by price arbitrage.

            Policy Regarding Short-Term Trading. Purchases and exchanges of shares of the Funds should be made for investment purposes only. The Funds will seek to prevent patterns of excessive purchases and sales or exchanges of Fund shares to the extent they are detected by the procedures described below, subject to the Funds' ability to monitor purchase, sale and exchange activity. The Funds reserve the right to modify this policy, including any surveillance or account blocking procedures established from time to time to effectuate this policy, at any time without notice.

            o Transaction Surveillance Procedures. The Funds, through their agents, ABI and ABIS, maintain surveillance procedures to detect excessive or short-term trading in Fund shares. This surveillance process involves several factors, which include scrutinizing transactions in Fund shares that exceed certain monetary thresholds or numerical limits within a specified period of time. Generally, more than two exchanges of Fund shares during any 60-day period or purchases of shares followed by a sale within 60 days will be identified by these surveillance procedures. For purposes of these transaction surveillance procedures, the Funds may consider trading activity in multiple accounts under common ownership, control or influence. Trading activity identified by either, or a combination, of these factors, or as a result of any other information available at the time, will be evaluated to determine whether such activity might constitute excessive or short-term trading. With respect to managed or discretionary accounts for which the account owner gives his/her broker, investment adviser or other third party authority to buy and sell Fund shares, the Funds may consider trades initiated by the account owner, such as trades initiated in connection with bona fide cash management purposes, separately in their analysis. These surveillance procedures may be modified from time to time, as necessary or appropriate to improve the detection of excessive or short-term trading or to address specific circumstances.

            o Account Blocking Procedures. If the Funds determine, in their sole discretion, that a particular transaction or pattern of transactions identified by the transaction surveillance procedures described above is excessive or short-term trading in nature, the Funds will take remedial action that may include issuing a warning, revoking certain account-related privileges (such as the ability to place purchase, sale and exchange orders over the internet or by phone) or prohibiting or "blocking" future purchase or exchange activity. However, sales of Fund shares back to a Fund or redemptions will continue to be permitted in accordance with the terms of the Fund's current Prospectus. As a result, unless the shareholder redeems his or her shares, which may have consequences if the shares have declined in value, a CDSC is applicable or adverse tax consequences may result, the shareholder may be "locked" into an unsuitable investment. A blocked account will generally remain blocked for 90 days. Subsequent detections of excessive or short-term trading may result in an indefinite account block or an account block until the account holder or the associated broker, dealer or other financial intermediary provides evidence or assurance acceptable to the Fund that the account holder did not or will not in the future engage in excessive or short-term trading.

            Applications of Surveillance Procedures and Restrictions to Omnibus Accounts. Omnibus account arrangements are common forms of holding shares of the Funds, particularly among certain brokers, dealers and other financial intermediaries, including sponsors of retirement plans and variable insurance products. The Funds apply their surveillance procedures to these omnibus account arrangements. As required by SEC rules, the Funds have entered into agreements with all of their financial intermediaries that require the financial intermediaries to provide the Funds, upon the request of the Funds or their agents, with individual account level information about their transactions. If the Funds detect excessive trading through monitoring of omnibus accounts, including trading at the individual account level, the financial intermediaries will also execute instructions from the Funds to take actions to curtail the activity, which may include applying blocks to accounts to prohibit future purchases and exchanges of Fund shares. For certain retirement plan accounts, the Funds may request that the retirement plan or other intermediary revoke the relevant participant's privilege to effect transactions in Fund shares via the internet or telephone, in which case the relevant participant must submit future transaction orders via the U.S. Postal Service (i.e., regular mail).

Purchase of Shares
------------------

            Each Fund reserves the right to suspend the sale of its shares to the public in response to conditions in the securities markets or for other reasons. If a Fund suspends the sale of its shares, shareholders will not be able to acquire its shares, including through an exchange.

            The public offering price of shares of each Fund is its NAV, plus, in the case of Class A shares of the Fund, a sales charge. On each Fund business day on which a purchase or redemption order is received by a Fund and trading in the types of securities in which the Fund invests might materially affect the value of the Fund's shares, the NAV per share is computed at the Fund Closing Time, which is the close of regular trading on any day the Exchange is open (ordinarily, 4:00 p.m., Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading) by dividing the value of a Fund's total assets attributable to a class, less its liabilities, by the total number of its shares then outstanding. A Fund business day is any day on which the Exchange is open for trading.

            The respective NAVs of the various classes of shares of each Fund are expected to be substantially the same. However, the NAVs of the Class C and Class R shares of the Fund will generally be slightly lower than the NAVs of the Class A, Class K, Class I, Class Z and Advisor Class shares of the Fund, as a result of the differential daily expense accruals of the higher distribution and, in some cases, transfer agency fees applicable with respect to those classes of shares.

            Each Fund will accept unconditional orders for its shares to be executed at the public offering price equal to their NAV next-determined (plus applicable Class A sales charges), as described below. Orders received by ABI prior to the Fund Closing Time on each day the Exchange is open for trading are priced at the NAV computed as of the close of regular trading on the Exchange on that day (plus applicable Class A sales charges). In the case of orders for purchases of shares placed through financial intermediaries, the applicable public offering price will be the NAV as so determined, but only if the financial intermediary receives the order prior to the Fund Closing Time. The financial intermediary is responsible for transmitting such orders by a prescribed time to a Fund or its transfer agent. If the financial intermediary fails to do so, the investor will not receive that day's NAV. If the financial intermediary receives the order after the Fund Closing Time, the price received by the investor will be based on the NAV determined as of the Fund Closing Time on the next business day.

            Each Fund may, at its sole option, accept securities as payment for shares of the Fund, including from certain affiliates of the Fund in accordance with the Fund's procedures, if the Adviser believes that the securities are appropriate investments for the Fund. The securities are valued by the method described under "Net Asset Value" below as of the date the Fund receives the securities and corresponding documentation necessary to transfer the securities to the Fund. This is a taxable transaction to the shareholder.

            Following the initial purchase of the Fund's shares, a shareholder may place orders to purchase additional shares by telephone if the shareholder has completed the appropriate portion of the Mutual Fund Application or an "Autobuy" application, both of which may be obtained by calling the "For Literature" telephone number shown on the cover of this SAI. Except with respect to certain omnibus accounts, telephone purchase orders with payment by electronic funds transfer may not exceed $500,000. Payment for shares purchased by telephone can be made only by electronic funds transfer from a bank account maintained by the shareholder at a bank that is a member of the National Automated Clearing House Association ("NACHA"). Telephone purchase requests must be received before the Fund Closing Time to receive that day's public offering price. Telephone purchase requests received after the Fund Closing Time are automatically placed the following Fund business day, and the applicable public offering price will be the public offering price determined as of the Fund Closing Time on the following day.

            Full and fractional shares are credited to a shareholder's account in the amount of his or her subscription. As a convenience to the subscriber, and to avoid unnecessary expense to the Funds, a Fund will not issue share certificates representing shares of the Fund. Ownership of the Fund's shares will be shown on the books of the Fund's transfer agent. Lost certificates will not be replaced with another certificate, but will be shown on the books of the Fund's transfer agent. This facilitates later redemption and relieves the shareholder of the responsibility for and inconvenience of lost or stolen certificates.

            Each class of shares of a Fund represents an interest in the same portfolio of investments of that Fund, has the same rights and is identical in all respects, except that (i) Class A shares bear the expense of the initial sales charge (or CDSC, when applicable) and Class C shares bear the expense of the CDSC, (ii) depending on the Fund, Class C shares and Class R shares typically each bear the expense of a higher distribution services fee than that borne by Class A shares and Class K shares, and Class I shares, Class Z shares and Advisor Class shares do not bear such a fee, and (iii) each of Class A, Class C, Class R and Class K shares has exclusive voting rights with respect to provisions of the Rule 12b-1 Plan pursuant to which its distribution services fee is paid and other matters for which separate class voting is appropriate under applicable law. Each class has different exchange privileges and certain different shareholder service options available.

            The Directors of the Funds have determined that currently no conflict of interest exists between or among the classes of shares of each Fund. On an ongoing basis, the Directors of the Funds, pursuant to their fiduciary duties under the 1940 Act and state law, will seek to ensure that no such conflict arises.

Alternative Purchase Arrangements
---------------------------------

            Class A and Class C Shares. Class A and Class C shares have the following alternative purchase arrangements: Class A shares are generally offered with an initial sales charge and Class C shares are sold to investors choosing the asset-based sales charge alternative. Special purchase arrangements are available for group retirement plans. See "Alternative Purchase Arrangements
- Group Retirement Plans and Tax-Deferred Accounts" below. These alternative purchase arrangements permit an investor to choose the method of purchasing shares that is most beneficial given the amount of the purchase, the length of time the investor expects to hold the shares and other circumstances. Investors should consider whether, during the anticipated life of their investment in each Fund, the accumulated distribution services fee and CDSCs on Class C shares, would be less than the initial sales charge and accumulated distribution services fee on Class A shares purchased at the same time, and to what extent such differential would be offset by the higher return of Class A shares. Class C shares will normally not be suitable for the investor who qualifies to purchase Class A shares at NAV. For this reason, ABI will reject any order for more than $1,000,000 for Class C shares.

            Class A shares are subject to a lower distribution services fee and, accordingly, pay correspondingly higher dividends per share than Class C shares. However, because initial sales charges are deducted at the time of purchase, most investors purchasing Class A shares would not have all of their funds invested initially and, therefore, would initially own fewer shares. Investors not qualifying for reduced initial sales charges who expect to maintain their investment for an extended period of time might consider purchasing Class A shares because the accumulated continuing distribution charges on Class C shares may exceed the initial sales charge on Class A shares during the life of the investment. Again, however, such investors must weigh this consideration against the fact that, because of such initial sales charges, not all their funds will be invested initially.

            Other investors might determine, however, that it would be more advantageous to purchase Class C shares in order to have all their funds invested initially, although remaining subject to higher continuing distribution charges and being subject to a CDSC for a four-year and one-year period, respectively. For example, based on current fees and expenses, an investor subject to the 4.25% initial sales charge on Class A shares would have to hold his or her investment approximately seven years for the Class C distribution services fee to exceed the initial sales charge plus the accumulated distribution services fee of Class A shares. In this example, an investor intending to maintain his or her investment for a longer period might consider purchasing Class A shares. This example does not take into account the time value of money, which further reduces the impact of the Class C distribution services fees on the investment, fluctuations in NAV or the effect of different performance assumptions.

Class A Shares
--------------

            The public offering price of Class A shares is the NAV plus a sales charge, as set forth below:


                                  Sales Charge
                                  ------------

                                                                    Discount
                                                                  or Commission
                               As %                                to Dealers
                              of Net                As %           or Agents
Amount                        Amount            of the Public    of up to % of
of Purchase                   Invested          Offering Price   Offering Price
-----------                   --------          --------------   --------------

Up to $100,000                 4.44%              4.25%              4.00%
$100,000 up to $250,000        3.36               3.25               3.00
$250,000 up to $500,000        2.30               2.25               2.00
$500,000 up to $1,000,000*     1.78               1.75               1.50

--------
* There is no initial sales charge on transactions of $1,000,000 or more.

            All or a portion of the initial sales charge may be paid to your financial representative. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a CDSC of up to 1%. The CDSC on Class A shares will be waived on certain redemptions, as described below under "-- Contingent Deferred Sales Charge."

            The Funds receive the entire NAV of their Class A shares sold to investors. ABI's commission is the sales charge shown above less any applicable discount or commission "re-allowed" to selected dealers and agents. ABI will re-allow discounts to selected dealers and agents in the amounts indicated in the table above. In this regard, ABI may elect to re-allow the entire sales charge to selected dealers and agents for all sales with respect to which orders are placed with ABI. A selected dealer who receives a re-allowance in excess of 90% of such a sales charge may be deemed to be an "underwriter" under the Securities Act.

            No initial sales charge is imposed on Class A shares issued (i) pursuant to the automatic reinvestment of income dividends or capital gains distributions, or (ii) in exchange for Class A shares of other "AB Mutual Funds" (as that term is defined under "Combined Purchase Privilege" below), except that an initial sales charge will be imposed on Class A shares issued in exchange for Class A shares of AB Government Exchange Reserves that were purchased for cash without the payment of an initial sales charge and without being subject to a CDSC.

            Commissions may be paid to selected dealers or agents who initiate or are responsible for Class A share purchases by a single shareholder of $1,000,000 or more that are not subject to an initial sales charge at up to the following rates: 1.00% on purchase amounts up to $3,000,000; plus 0.75% on purchase amounts over $3,000,000 up to $5,000,000; plus 0.50% on purchase amounts over $5,000,000. Commissions are paid based on cumulative purchases by a shareholder over the life of an account with no adjustments for redemptions, transfers or market declines.

            In addition to the circumstances described above, certain types of investors may be entitled to pay no initial sales charge in certain circumstances described below.

            Class A Shares - Sales at NAV. Each Fund may sell its Class A shares at NAV (i.e., without any initial sales charge) to certain categories of investors including:

            (i) investment management clients of the Adviser or its affiliates, including clients and prospective clients of the Adviser's AllianceBernstein Institutional Investment Management Division;

            (ii) officers, directors and present full-time employees of selected dealers or agents, or the spouse or domestic partner, sibling, direct ancestor or direct descendant (collectively, "relatives") of any such person; or any trust, individual retirement account or retirement plan account for the benefit of any such person;

            (iii) the Adviser, ABI, ABIS, and their affiliates; certain employee benefit plans for employees of the Adviser, ABI, ABIS and their affiliates;

            (iv) persons participating in a fee-based program, sponsored and maintained by a registered broker-dealer or other financial intermediary and approved by ABI, under which such persons pay an asset-based fee for service in the nature of investment advisory or administrative services; or clients of broker-dealers or other financial intermediaries approved by ABI who purchase Class A shares for their own accounts through self-directed and/or non-discretionary brokerage accounts with the broker-dealers or financial intermediaries that may or may not charge a transaction fee to its clients;

            (v) certain retirement plan accounts as described under "Alternative Purchase Arrangements-Group Retirement Plans and Tax-Deferred Accounts"; and

            (vi) current Class A shareholders of AB Mutual Funds and investors who receive a "Fair Funds Distribution" (a "Distribution") resulting from an SEC enforcement action against the Adviser and current Class A shareholders of AB Mutual Funds who receive a Distribution resulting from any SEC enforcement action related to trading in shares of AB Mutual Funds who, in each case, purchase shares of an AB Mutual Fund from ABI through deposit with ABI of the Distribution check.

Class C Shares
--------------

            Investors may purchase Class C shares at the public offering price equal to the NAV per share of the Class C shares on the date of purchase without the imposition of a sales charge either at the time of purchase or, as long as the shares are held for one year or more, upon redemption. Class C shares are sold without an initial sales charge so that each Fund will receive the full amount of the investor's purchase payment and, as long as the shares are held for one year or more, without a CDSC so that the investor will receive as proceeds upon redemption the entire NAV of his or her Class C shares. The Class C distribution services fee enables each Fund to sell Class C shares without either an initial sales charge or CDSC, as long as the shares are held for one year or more. Class C shares do not convert to any other class of shares of a Fund and incur higher distribution services fees than Class A shares and Advisor Class shares, and will thus have a higher expense ratio and pay correspondingly lower dividends than Class A shares and Advisor Class shares.

            Contingent Deferred Sales Charge. Class A share purchases of $1,000,000 or more and Class C shares that are redeemed within one year of purchase will be subject to a CDSC of 1%, as will Class A share purchases by certain group retirement plans (see "Alternative Purchase Arrangement--Group Retirement Plans and Tax-Deferred Accounts") below. The charge will be assessed on an amount equal to the lesser of the cost of the shares being redeemed or their NAV at the time of redemption. Accordingly, no sales charge will be imposed on increases in NAV above the initial purchase price. In addition, no charge will be assessed on shares derived from reinvestment of dividends or capital gains distributions.

            In determining the CDSC applicable to a redemption of Class C shares, it will be assumed that the redemption is, first, of any shares that are not subject to a CDSC (for example, because the shares were acquired upon the reinvestment of dividends or distributions) and, second, of shares held longest during the time they are subject to the sales charge. When shares acquired in an exchange are redeemed, the applicable CDSC and conversion schedules will be the schedules that applied at the time of the purchase of shares of the corresponding class of the AB Mutual Fund originally purchased by the shareholder. The CDSC period begins with the date of your original purchase, not the date of exchange for the other Class C shares, as applicable.

            Proceeds from the CDSC are paid to ABI and are used by ABI to defray the expenses of ABI related to providing distribution-related services to the Funds in connection with the sale of Fund shares, such as the payment of compensation to selected dealers and agents for selling Fund shares. The combination of the CDSC and the distribution services fee enables the Funds to sell shares without a sales charge being deducted at the time of purchase.

            The CDSC is waived on redemptions of shares (i) following the death or disability, as defined in the Code and the rules and regulations thereunder, of a shareholder, (ii) to the extent that the redemption represents a minimum required distribution from an individual retirement account or other retirement plan to a shareholder who has attained the age of 70 1/2, (iii) that had been purchased by present or former Directors of the Company, by a relative of any such person, by any trust, individual retirement account or retirement plan account for the benefit of any such person or relative, or by the estate of any such person or relative, (iv) pursuant to, and in accordance with, a systematic withdrawal plan (see "Sales Charge Reduction Programs for Class A Shares--Systematic Withdrawal Plan" below), (v) to the extent that the redemption is necessary to meet a plan participant's or beneficiary's request for a distribution or loan from a group retirement plan or to accommodate a plan participant's or beneficiary's direction to reallocate his or her plan account among other investment alternatives available under a group retirement plan,
(vi) due to the complete termination of a trust upon the death of the trust grantor, beneficiary or trustee but only if the trust termination is specifically provided for in the trust document, or (vii) that had been purchased with proceeds from a Distribution resulting from any SEC enforcement action related to trading in shares of AB Mutual Funds through deposit with ABI of the Distribution check. The CDSC is also waived for (i) permitted exchanges of shares, (ii) holders of Class A shares who purchased $1,000,000 or more of Class A shares where the participating broker or dealer involved in the sale of such shares waived the commission it would normally receive from ABI or (iii) Class C shares sold through programs offered by financial intermediaries and approved by ABI where such programs offer only shares that are not subject to a CDSC, where the financial intermediary establishes a single omnibus account for a Fund, or in the case of a group retirement plan, a single account for each plan, and where no advance commission is paid to any financial intermediary in connection with the purchase of such shares.

Class R Shares
--------------

            Class R shares are offered only to group retirement plans. Class R shares are not available to retail non-retirement accounts, traditional or Roth IRAs, Coverdell Education Savings Accounts, SEPs, SAR-SEPs, SIMPLE IRAs, individual 403(b) plans and to AllianceBernstein sponsored retirement products. Class R shares incur a .50% distribution services fee and thus have a higher expense ratio than Class A shares, Class K shares and Class I shares and pay correspondingly lower dividends than Class A shares, Class K shares and Class I shares.

Class K Shares
--------------

            Class K shares are available at NAV to group retirement plans. Class K shares generally are not available to retail non-retirement accounts, traditional and ROTH IRAs, Coverdell Education Savings Accounts, SEPs, SAR-SEPs, SIMPLE IRAs, individual 403(b) plans and AllianceBernstein sponsored retirement products. Class K shares do not have an initial sales charge or CDSC but incur a ..25% distribution services fee and thus (i) have a lower expense ratio than Class R shares and pay correspondingly higher dividends than Class R shares and
(ii) have a higher expense ratio than Class I shares and pay correspondingly lower dividends than Class I shares.

Class I Shares
--------------

            Class I shares are available at NAV to certain group retirement plans and to certain investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates. Class I shares generally are not available to retail non-retirement accounts, traditional and ROTH IRAs, Coverdell Education Savings Accounts, SEPs, SAR-SEPs, SIMPLE IRAs, individual 403(b) plans and AllianceBernstein sponsored retirement products. Class I shares do not incur any distribution services fees and will thus have a lower expense ratio and pay correspondingly higher dividends than Class R and Class K shares.

Class Z Shares
--------------

            Class Z shares are available at NAV, without an initial sales charge, to 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing and money purchase pension plans, defined benefit plans, and non-qualified deferred compensation plans where plan level or omnibus accounts are held on the books of the Fund ("group retirement plans").

            Class Z shares are also available to certain AllianceBernstein-sponsored group retirement plans. Class Z shares generally are not available to retail non-retirement accounts, traditional and Roth IRAs, Coverdell Education Savings Accounts, SEPs, SAR-SEPs, SIMPLE IRAs and individual 403(b) plans. Class Z shares are not currently available to group retirement plans in the AllianceBernstein-sponsored programs known as the "Informed Choice" programs.

            Class Z shares do not incur any distribution services fees and will thus have a lower expense ratio and pay correspondingly higher dividends than Class R and Class K shares.

Advisor Class Shares
--------------------

            Advisor Class shares of each Fund may be purchased and held solely
(i) through accounts established under fee-based programs, sponsored and maintained by registered broker-dealers or other financial intermediaries and approved by ABI, (ii) through self-directed defined contribution employee benefit plans (e.g., 401(k) plans) that purchase shares directly without the involvement of a financial intermediary, (iii) by officers and present or former Directors of the Funds or other investment companies managed by the Adviser, officers, directors and present or retired full-time employees and former employees (for subsequent investments in accounts established during the course of their employment) of the Adviser, ABI, ABIS and their affiliates, Relatives of any such person, or any trust, individual retirement account or retirement plan for the benefit of any such person or (iv) by the categories of investors described in clauses (i), (iii) and (iv) under "Class A Shares -- Sales at NAV". Generally, a fee-based program must charge an asset-based or other similar fee and must invest at least $250,000 in Advisor Class shares of a Fund in order to be approved by ABI for investment in Advisor Class shares. A transaction fee may be charged by your financial intermediary with respect to the purchase, sale or exchange of Advisor Class shares made through such financial intermediary. Advisor Class shares do not incur any distribution services fees, and will thus have a lower expense ratio and pay correspondingly higher dividends than Class A, Class C, Class R or Class K shares.

Alternative Purchase Arrangements - Group Retirement Plans and Tax-Deferred Accounts
---------------------------------------------------------------------------

            Each Fund offers special distribution arrangements for group retirement plans. However, plan sponsors, plan fiduciaries and other financial intermediaries may establish requirements as to the purchase, sale or exchange of shares of the Fund, including maximum and minimum initial investment requirements, that are different from those described in this SAI. Group retirement plans also may not offer all classes of shares of a Fund. In addition, the Class A CDSC may be waived for investments made through certain group retirement plans. Therefore, plan sponsors or fiduciaries may not adhere to these share class eligibility standards as set forth in the Prospectus and this SAI. The Funds are not responsible for, and have no control over, the decision of any plan sponsor or fiduciary to impose such differing requirements.

            Class A Shares. Class A shares are available at NAV to all AllianceBernstein sponsored group retirement plans, regardless of size, and to the AllianceBernstein Link, AllianceBernstein Individual 401(k) and AllianceBernstein SIMPLE IRA plans with at least $250,000 in plan assets or 100 or more employees. ABI measures the asset levels and number of employees in these plans once monthly. Therefore, if a plan that is not eligible at the beginning of a month for purchases of Class A shares at NAV meets the asset level or number of employees required for such eligibility, later in that month all purchases by the plan will be subject to a sales charge until the monthly measurement of assets and employees. If the plan terminates a Fund as an investment option within one year, then all plan purchases of Class A shares will be subject to a 1%, 1-year CDSC on redemption.

            Class A shares are also available at NAV to group retirement plans. The 1%, 1-year CDSC also generally applies. However, the 1%, 1-year CDSC may be waived if the financial intermediary agrees to waive all commissions or other compensation paid in connection with the sale of such shares (typically up to a 1% advance payment for sales of Class A shares at NAV) other than the service fee paid pursuant to each Fund's Rule 12b-1 Plan.

            Class C Shares. Class C shares are available to AllianceBernstein Link, AllianceBernstein Individual 401(k) and AllianceBernstein SIMPLE IRA plans with less than $250,000 in plan assets and less than 100 employees. Class C shares are also available to group retirement plans with plan assets of less than $1 million. If an AllianceBernstein Link, AllianceBernstein Individual 401(k) or AllianceBernstein SIMPLE IRA plan holding Class C shares becomes eligible to purchase Class A shares at NAV, the plan sponsor or other appropriate fiduciary of such plan may request ABI in writing to liquidate the Class C shares and purchase Class A shares with the liquidation proceeds. Any such liquidation and repurchase may not occur before the expiration of the 1-year period that begins on the date of the plan's last purchase of Class C shares.

            Class R Shares. Class R shares are available to certain group retirement plans. Class R shares are not subject to front-end sales charge or CDSC, but are subject to a .50% distribution fee.

            Class K Shares. Class K shares are available to certain group retirement plans. Class K shares are not subject to a front-end sales charge or CDSC, but are subject to a .25% distribution fee.

            Class I Shares. Class I shares are available to certain group retirement plans and certain institutional clients of the Adviser who invest at least $2 million in a Fund. Class I shares are not subject to a front-end sales charge, CDSC or a distribution fee.

            Class Z Shares. Class Z shares are available to certain group retirement plans. Class Z shares are not subject to front-end sales charges or CDSCs or distribution fees. Class Z shares are also available to certain institutional clients of the Adviser who invest at least $2 million in a Fund.

            Choosing a Class of Shares for Group Retirement Plans. Plan sponsors, plan fiduciaries and other financial intermediaries may establish requirements as to the purchase, sale or exchange of shares of a Fund, including maximum and minimum initial investment requirements, that are different from those described in this SAI. Plan fiduciaries should consider how these requirements differ from a Fund's share class eligibility criteria before determining whether to invest.

            Currently, each Fund also makes its Class A shares available at NAV to group retirement plans. Unless waived under the circumstances described above, a 1%, 1-year CDSC applies to the sale of Class A shares by a plan. Because Class K shares have no CDSC and lower 12b-1 distribution fees and Class I and Class Z shares have no CDSC or Rule 12b-1 distribution fees, plans should consider purchasing Class K, Class I or Class Z shares, if eligible, rather than Class A shares.

            In selecting among the Class A, Class K and Class R shares, plans purchasing shares through a financial intermediary that is not willing to waive advance commission payments (and therefore are not eligible for the waiver of the 1%, 1-year CDSC applicable to Class A shares) should weigh the following:

            o the lower Rule 12b-1 distribution fees (0.25%) and the 1%, 1-year CDSC with respect to Class A shares;

            o the higher Rule 12b-1 distribution fees (0.50%) and the absence of a CDSC with respect to Class R shares; and

            o the lower Rule 12b-1 distribution fees (0.25%) and the absence of a CDSC with respect to Class K shares.

            Because Class A and Class K shares have lower Rule 12b-1 distribution fees than Class R shares, plans should consider purchasing Class A or Class K shares, if eligible, rather than Class R shares.

Sales Charge Reduction Programs for Class A Shares
--------------------------------------------------

            The AB Mutual Funds offer shareholders various programs through which shareholders may obtain reduced sales charges or reductions in CDSC through participation in such programs. In order for shareholders to take advantage of the reductions available through the combined purchase privilege, rights of accumulation and letters of intent, a Fund must be notified by the shareholder or his or her financial intermediary that they qualify for such a reduction. If a Fund is not notified that a shareholder is eligible for these reductions, that Fund will be unable to ensure that the reduction is applied to the shareholder's account.

            Combined Purchase Privilege. Shareholders may qualify for the sales charge reductions by combining purchases of shares of the Underlying Fund (or any other AB Mutual Fund) into a single "purchase." By combining such purchases, shareholders may be able to take advantage of the quantity discounts described under "Alternative Purchase Arrangements-Class A Shares." A "purchase" means a single purchase or concurrent purchases of shares of the Underlying Fund or any other AB Mutual Fund, including AB Institutional Funds, by (i) an individual, his or her spouse or domestic partner, or the individual's children under the age of 21 years purchasing shares for his, her or their own account(s); (ii) a trustee or other fiduciary purchasing shares for a single trust, estate or single fiduciary account with one or more beneficiaries involved; or (iii) the employee benefit plans of a single employer. The term "purchase" also includes purchases by any "company," as the term is defined in the 1940 Act, but does not include purchases by any such company that has not been in existence for at least six months or that has no purpose other than the purchase of shares of the Funds or shares of other registered investment companies at a discount. The term "purchase" does not include purchases by any group of individuals whose sole organizational nexus is that the participants therein are credit card holders of a company, policy holders of an insurance company, customers of either a bank or broker-dealer or clients of an investment adviser.

            Currently, the AB Mutual Funds include:

AB Bond Fund, Inc.
 -AB All Market Real Return Portfolio
 -AB Bond Inflation Strategy
 -AB Credit Long/Short Portfolio
 -AB Government Reserves Portfolio
 -AB High Yield Portfolio
 -AB Income Fund
 -AB Intermediate Bond Portfolio
 -AB Limited Duration High Income Portfolio
 -AB Municipal Bond Inflation Strategy
 -AB Tax-Aware Fixed Income Portfolio
AB Cap Fund, Inc.
 -AB All Market Alternative Return Portfolio
 -AB All Market Income Portfolio
 -AB Asia ex-Japan Equity Portfolio
 -AB Concentrated Growth Fund
 -AB Concentrated International Growth Portfolio
 -AB Emerging Markets Core Portfolio
 -AB Emerging Markets Growth Portfolio
 -AB Emerging Markets Multi-Asset Portfolio
 -AB Global Core Equity Portfolio
 -AB International Strategic Core Portfolio
 -AB Long/Short Multi-Manager Fund
 -AB Multi-Manager Alternative Strategies Fund
 -AB Multi-Manager Select Retirement Allocation Fund
 -AB Multi-Manager Select 2010 Fund
 -AB Multi-Manager Select 2015 Fund
 -AB Multi-Manager Select 2020 Fund
 -AB Multi-Manager Select 2025 Fund
 -AB Multi-Manager Select 2030 Fund
 -AB Multi-Manager Select 2035 Fund
 -AB Multi-Manager Select 2040 Fund
 -AB Multi-Manager Select 2045 Fund
 -AB Multi-Manager Select 2050 Fund
 -AB Multi-Manager Select 2055 Fund
 -AB Select US Equity Portfolio
 -AB Select US Long/Short Portfolio
 -AB Small Cap Growth Portfolio
 -AB Small Cap Value Portfolio
AB Core Opportunities Fund, Inc.
AB Discovery Growth Fund, Inc.
AB Equity Income Fund, Inc.
AB Global Bond Fund, Inc.
AB Global Real Estate Investment Fund, Inc.
AB Global Risk Allocation Fund, Inc.
AB Government Exchange Reserves
AB Growth and Income Fund, Inc.
AB High Income Fund, Inc.
AB International Growth Fund, Inc.
AB Large Cap Growth Fund, Inc.
AB Municipal Income Fund, Inc.
 -AB California Portfolio
 -AB High Income Municipal Portfolio
 -AB National Portfolio
 -AB New York Portfolio
AB Municipal Income Fund II
 -AB Arizona Portfolio
 -AB Massachusetts Portfolio
 -AB Michigan Portfolio
 -AB Minnesota Portfolio
 -AB New Jersey Portfolio
 -AB Ohio Portfolio
 -AB Pennsylvania Portfolio
 -AB Virginia Portfolio
AB Sustainable Global Thematic Fund, Inc.
AB Trust
 -AB Discovery Value Fund
 -AB International Value Fund
 -AB Value Fund
AB Unconstrained Bond Fund, Inc.
The AB Portfolios
 -AB Balanced Wealth Strategy
 -AB Conservative Wealth Strategy
 -AB Growth Fund
 -AB Tax-Managed Balanced Wealth Strategy
 -AB Tax-Managed Conservative Wealth Strategy
 -AB Tax-Managed Wealth Appreciation Strategy
 -AB Wealth Appreciation Strategy
Sanford C. Bernstein Fund, Inc.
 -Intermediate California Municipal Portfolio
 -Intermediate Diversified Municipal Portfolio
 -Intermediate New York Municipal Portfolio
 -International Portfolio
 -Short Duration Portfolio
 -Tax-Managed International Portfolio

            Prospectuses for the AB Mutual Funds may be obtained without charge by contacting ABIS at the address or the "For Literature" telephone number shown on the front cover of this SAI or on the Internet at www.ABfunds.com.

            Cumulative Quantity Discount (Right of Accumulation). An investor's purchase of additional Class A shares of a Fund may be combined with the value of the shareholder's existing accounts, thereby enabling the shareholder to take advantage of the quantity discounts described under "Alternative Purchase Arrangements - Class A Shares." In such cases, the applicable sales charge on the newly purchased shares will be based on the total of:

            (i)   the investor's current purchase;

            (ii) the higher of cost or NAV (at the close of business on the previous day) of (a) all shares of each Fund held by the investor and (b) all shares held by the investor of any other AB Mutual Fund, including AB Institutional Funds; and

            (iii) the higher of cost or NAV of all shares described in paragraph
                  (ii) owned by another shareholder eligible to combine his or her purchase with that of the investor into a single "purchase" (see above).

            The initial sales charge you pay on each purchase of Class A shares will take into account your accumulated holdings in all classes of shares of AB Mutual Funds. Your accumulated holdings will be calculated as (a) the value of your existing holdings as of the day prior to your additional investment or (b) the amount you have invested including reinvested distributions but excluding appreciation less the amount of any withdrawals, whichever is higher.

            For example, if an investor owned shares of an AB Mutual Fund that were purchased for $200,000 and were worth $190,000 at their then current NAV and, subsequently, purchased Class A shares of the Fund worth an additional $100,000, the initial sales charge for the $100,000 purchase would be at the 2.25% rate applicable to a single $300,000 purchase of shares of the Fund, rather than the 3.25% rate.

            Letter of Intent. Class A investors may also obtain the quantity discounts described under "Alternative Purchase Arrangements - Class A Shares" by means of a written Letter of Intent, which expresses the investor's intention to invest at least $100,000 in Class A shares of the Funds or any AB Mutual Fund within 13 months. Each purchase of shares under a Letter of Intent will be made at the public offering price or prices applicable at the time of such purchase to a single transaction of the dollar amount indicated in the Letter of Intent.

            Investors qualifying for the Combined Purchase Privilege described above may purchase shares of the AB Mutual Funds under a single Letter of Intent. The AB Mutual Funds will use the higher of cost or current NAV of the investor's existing investments and of those accounts with which investments are combined via Combined Purchase Privileges toward the fulfillment of the Letter of Intent. For example, if at the time an investor signs a Letter of Intent to invest at least $100,000 in Class A shares of the Funds, the investor and the investor's spouse or domestic partner each purchase shares of the Funds worth $20,000 (for a total of $40,000), but the current NAV of all applicable accounts is $45,000 at the time a $100,000 Letter of Intent is initiated, it will only be necessary to invest a total of $55,000 during the following 13 months in shares of the Funds or any other AB Mutual Fund, to qualify for the 3.25% sales charge on the total amount being invested (the sales charge applicable to an investment of $100,000).

            The Letter of Intent is not a binding obligation upon the investor to purchase the full amount indicated. The minimum initial investment under a Letter of Intent is 5% of such amount. Shares purchased with the first 5% of such amount will be held in escrow (while remaining registered in the name of the investor) to secure payment of the higher sales charge applicable to the shares actually purchased if the full amount indicated is not purchased, and such escrowed shares will be involuntarily redeemed at their then NAV to pay the additional sales charge, if necessary. Dividends on escrowed shares, whether paid in cash or reinvested in additional Fund shares, are not subject to escrow. When the full amount indicated has been purchased, the escrow will be released.

            Investors wishing to enter into a Letter of Intent in conjunction with their initial investment in Class A shares of a Fund can obtain a form of Letter of Intent by contacting ABIS at the address or telephone numbers shown on the cover of this SAI.

            Reinstatement Privilege. A shareholder who has redeemed any or all of his or her Class A shares may reinvest all or any portion of the proceeds from that redemption in Class A shares of any AB Mutual Fund at NAV without any sales charge, provided that such reinvestment is made within 120 calendar days after the redemption or repurchase date. Shares are sold to a reinvesting shareholder at the NAV next-determined as described above. A reinstatement pursuant to this privilege will not cancel the redemption or repurchase transaction; therefore, any gain or loss so realized will be recognized for federal income tax purposes except that no loss will be recognized to the extent that the proceeds are reinvested in shares of a Fund within 30 calendar days after the redemption or repurchase transaction. Investors may exercise the reinstatement privilege by written request sent to the Funds at the address shown on the cover of this SAI.

            Dividend Reinvestment Program. Under a Fund's Dividend Reinvestment Program, unless you specify otherwise, your dividends and distributions will be automatically reinvested in the same class of shares of the Fund without an initial sales charge or CDSC. If you elect to receive your distributions in cash, you will only receive a check if the distribution is equal to or exceeds $25.00. Distributions of less than $25.00 will automatically be reinvested in Fund shares. To receive distributions of less than $25.00 in cash, you must have bank instructions associated to your account so that distributions can be delivered to you electronically via Electronic Funds Transfer using the Automated Clearing House or "ACH". If you elect to receive distributions by check, your distributions and all subsequent distributions may nonetheless be reinvested in additional shares of the Fund under the following circumstances:

            (a) the postal service is unable to deliver your checks to your address of record and the checks are returned to the Fund's transfer agent as undeliverable; or

            (b)   your checks remain uncashed for nine months.

            Additional shares of the Fund will be purchased at the then current NAV. You should contact the Fund's transfer agent to change your distribution option. Your request to do so must be received by the transfer agent before the record date for a distribution in order to be effective for that distribution. No interest will accrue on amounts represented by uncashed distribution checks.

            Dividend Direction Plan. A shareholder who already maintains accounts in more than one AB Mutual Fund may direct that income dividends and/or capital gains paid by one AB Mutual Fund be automatically reinvested, in any amount, without the payment of any sales or service charges, in shares of any eligible class of one or more other AB Mutual Fund(s) in which the shareholder maintains an account. Further information can be obtained by contacting ABIS at the address or the "For Literature" telephone number shown on the cover of this SAI. Investors wishing to establish a dividend direction plan in connection with their initial investment should complete the appropriate section of the Mutual Fund Application. Current shareholders should contact ABIS to establish a dividend direction plan.

Systematic Withdrawal Plan
--------------------------

            General. Any shareholder who owns or purchases shares of a Fund having a current NAV of at least $5,000 may establish a systematic withdrawal plan under which the shareholder will periodically receive a payment in a stated amount of not less than $50 on a selected date. The $5,000 account minimum does not apply to a shareholder owning shares through an individual retirement account or other retirement plan who has attained the age of 70-1/2 who wishes to establish a systematic withdrawal plan to help satisfy a required minimum distribution. Shares of a Fund owned by a participant in the Funds' systematic withdrawal plan will be redeemed as necessary to meet withdrawal payments and such payments will be subject to any taxes applicable to redemptions and, except as discussed below with respect to Class A and Class C shares, any applicable CDSC. Shares acquired with reinvested dividends and distributions will be liquidated first to provide such withdrawal payments and thereafter other shares will be liquidated to the extent necessary, and depending upon the amount withdrawn, the investor's principal may be depleted. A systematic withdrawal plan may be terminated at any time by the shareholder or the Funds.

            Withdrawal payments will not automatically end when a shareholder's account reaches a certain minimum level. Therefore, redemptions of shares under the plan may reduce or even liquidate a shareholder's account and may subject the shareholder to the Funds' involuntary redemption provisions. See "Redemption and Repurchase of Shares - General". Purchases of additional shares concurrently with withdrawals are undesirable because of sales charges applicable when purchases are made. While an occasional lump-sum investment may be made by a holder of Class A shares who is maintaining a systematic withdrawal plan, such investment should normally be an amount equivalent to three times the annual withdrawal or $5,000, whichever is less.

            Payments under a systematic withdrawal plan may be made by check or electronically via the Automated Clearing House ("ACH") network. Investors wishing to establish a systematic withdrawal plan in conjunction with their initial investment in shares of a Fund should complete the appropriate portion of the Mutual Fund Application, while current Fund shareholders desiring to do so can obtain an application form by contacting ABIS at the address or the "For Literature" telephone number shown on the cover of this SAI.

            CDSC Waiver for Class A Shares and Class C Shares. Under the systematic withdrawal plan, up to 1% monthly, 2% bi-monthly or 3% quarterly of the value at the time of redemption of the Class A or Class C shares in a shareholder's account may be redeemed free of any CDSC.

            With respect to Class A and Class C shares, shares held the longest will be redeemed first and will count toward the foregoing limitations. Redemptions in excess of those limitations will be subject to any otherwise applicable CDSC.

Payments to Financial Advisors and Their Firms
----------------------------------------------

            Financial intermediaries market and sell shares of the Funds. These financial intermediaries employ financial advisors and receive compensation for selling shares of the Funds. This compensation is paid from various sources, including any sales charge, CDSC and/or Rule 12b-1 fee that you or a Fund may pay. Your individual financial advisor may receive some or all of the amounts paid to the financial intermediary that employs him or her.

            In the case of Class A shares, all or a portion of the initial sales charge that you pay may be paid by ABI to financial intermediaries selling Class A shares. ABI may also pay these financial intermediaries a fee of up to 1% on purchases of $1 million or more. Additionally, up to 100% of the Rule 12b-1 fees applicable to Class A shares each year may be paid to financial intermediaries, including your financial intermediary, that sell Class A shares.

            In the case of Class C shares, ABI may pay, at the time of your purchase, a commission to firms selling Class C shares in an amount equal to 1% of your investment. Additionally, up to 100% of the Rule 12b-1 fee applicable to Class C shares each year may be paid to financial intermediaries, including your financial intermediary, that sell Class C shares.

            In the case of Class R and Class K shares, up to 100% of the Rule 12b-1 fee applicable to Class R and Class K shares each year may be paid to financial intermediaries, including your financial intermediary, that sell Class R and Class K shares.

            In the case of Advisor Class shares, your financial advisor may charge ongoing fees or transactional fees. ABI may pay a portion of "ticket" or other transactional charges.

            Your financial advisor's firm receives compensation from the Funds, ABI and/or the Adviser in several ways from various sources, which include some or all of the following:

            o     upfront sales commissions;

            o     Rule 12b-1 fees;

            o     additional distribution support;

            o     defrayal of costs for educational seminars and training; and

            o payments related to providing shareholder recordkeeping and/or transfer agency services.

            Please read your Prospectus carefully for information on this compensation.

Other Payments for Distribution Services and Educational Support
----------------------------------------------------------------

            In addition to the commissions paid to financial intermediaries at the time of sale and the fees described under "Asset-Based Sales Charges or Distribution and/or Service (Rule 12b-1) Fees," in your Prospectus, some or all of which may be paid to financial intermediaries (and, in turn, to your financial advisor), ABI, at its expense, currently provides additional payments to firms that sell shares of the AB Mutual Funds. Although the individual components may be higher and the total amount of payments made to each qualifying firm in any given year may vary, the total amount paid to a financial intermediary in connection with the sale of shares of the AB Mutual Funds will generally not exceed the sum of (a) 0.25% of the current year's fund sales by that firm and (b) 0.10% of average daily net assets attributable to that firm over the year. These sums include payments for distribution analytical data regarding AB Mutual Fund sales by financial advisors of these firms and to reimburse directly or indirectly the costs incurred by these firms and their employees in connection with educational seminars and training efforts about the AB Mutual Funds for the firms' employees and/or their clients and potential clients. The costs and expenses associated with these efforts may include travel, lodging, entertainment and meals.

            For 2016, ABI expects to pay approximately 0.05% of the average monthly assets of the AB Mutual Funds, or approximately $21 million, for distribution services and education support related to the AB Mutual Funds. In 2015, ABI paid approximately 0.05% of the average monthly assets of the AB Mutual Funds or approximately $20 million, for distribution services and education support related to the AB Mutual Funds.

            A number of factors are considered in determining the additional payments, including each firm's AB Mutual Fund sales, assets and redemption rates, and the willingness and ability of the firm to give ABI access to its financial advisors for educational or marketing purposes. In some cases, firms will include the AB Mutual Funds on a "preferred list". ABI's goal is to make the financial advisors who interact with current and prospective investors and shareholders more knowledgeable about the AB Mutual Funds so that they can provide suitable information and advice about the funds and related investor services.

            The Funds and ABI also make payments for recordkeeping and other transfer agency services to financial intermediaries that sell AB Mutual Fund shares. Please see "Expenses of the Funds - Transfer Agency Agreement" above. These expenses paid by each Fund are included in "Other Expenses" under "Fees and Expenses of the Funds - Annual Fund Operating Expenses" in your Prospectus.

            If one mutual fund sponsor makes greater distribution assistance payments than another, your financial advisor and his or her firm may have an incentive to recommend one fund complex over another. Similarly, if your financial advisor or his or her firm receives more distribution assistance for one share class versus another, then they may have an incentive to recommend that class.

            Please speak with your financial advisor to learn more about the total amounts paid to your financial advisor and his or her firm by the Funds, the Adviser, ABI and by sponsors of other mutual funds he or she may recommend to you. You should also consult disclosures made by your financial advisor at the time of your purchase.

            ABI anticipates that the firms that will receive additional payments for distribution services and/or educational support include:

      AIG Advisor Group
      Ameriprise Financial Services
      AXA Advisors
      Cadaret, Grant & Co.
      Citigroup Global Markets
      Citizens Securities
      Commonwealth Financial Network
      Donegal Securities
      JP Morgan Securities
      Lincoln Financial Advisors Corp.
      Lincoln Financial Securities Corp.
      LPL Financial
      Merrill Lynch
      Morgan Stanley
      Northwestern Mutual Investment Services
      PNC Investments
      Raymond James
      RBC Wealth Management
      Robert W. Baird
      Santander Securities
      SunTrust Bank
      UBS Financial Services
      US Bancorp Investments
      Wells Fargo Advisors

            ABI expects that additional firms may be added to this list from time to time.

            Although the Funds may use brokers and dealers who sell shares of the Funds to effect portfolio transactions, the Funds do not consider the sale of AB Mutual Fund shares as a factor when selecting brokers or dealers to effect portfolio transactions.


--------------------------------------------------------------------------------

                      REDEMPTION AND REPURCHASE OF SHARES

--------------------------------------------------------------------------------

            The following information supplements that set forth in your Prospectus under the heading "Investing in the Funds". If you are an Advisor Class shareholder through an account established under a fee-based program your fee-based program may impose requirements with respect to the purchase, sale or exchange of Advisor Class shares of a Fund that are different from those described herein. A transaction fee may be charged by your financial intermediary with respect to the purchase, sale or exchange of Advisor Class shares made through such financial intermediary. Similarly, if you are a shareholder through a group retirement plan, your plan may impose requirements with respect to the purchase, sale or exchange of shares of a Fund that are different from those imposed below. The Funds have authorized one or more brokers to receive on its behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to receive purchase and redemption orders on the Funds' behalf. In such cases, orders will receive the NAV next computed after such order is properly received by the authorized broker or designee and accepted by the Funds.

Redemption
----------

            Subject only to the limitations described below, the Funds will redeem the shares tendered to them, as described below, at a redemption price equal to their NAV as next computed following the receipt of shares tendered for redemption in proper form. Except for any CDSC which may be applicable to Class A or Class C shares, there is no redemption charge. Payment of the redemption price normally will be made within seven days after the Funds' receipt of such tender for redemption. If a shareholder is in doubt about what documents are required by his or her fee-based program or employee benefit plan, the shareholder should contact his or her financial intermediary.

            The right of redemption may not be suspended or the date of payment upon redemption postponed for more than seven days after shares are tendered for redemption, except for any period during which the Exchange is closed (other than customary weekend and holiday closings) or during which the SEC determines that trading thereon is restricted, or for any period during which an emergency (as determined by the SEC) exists as a result of which disposal by a Fund of securities owned by it is not reasonably practicable or as a result of which it is not reasonably practicable for a Fund fairly to determine the value of its net assets, or for such other periods as the SEC may by order permit for the protection of security holders of a Fund.

            Payment of the redemption price normally will be made in cash or may, at the option of a Fund, be made in-kind. No interest will accrue on uncashed redemption checks. The value of a shareholder's shares on redemption or repurchase may be more or less than the cost of such shares to the shareholder, depending upon the market value of a Fund's portfolio securities at the time of such redemption or repurchase. Redemption proceeds on Class A and Class C shares will reflect the deduction of the CDSC, if any. Payment received by a shareholder upon redemption or repurchase of his or her shares, assuming the shares constitute capital assets in his or her hands, will result in long-term or short-term capital gains (or loss) depending upon the shareholder's holding period and basis in respect of the shares redeemed.

            To redeem shares of a Fund for which no share certificates have been issued, the registered owner or owners should forward a letter to that Fund containing a request for redemption. The Funds may require the signature or signatures on the letter to be Medallion Signature Guaranteed. Please contact ABIS to confirm whether a Medallion Signature Guarantee is needed.

            Telephone Redemption - Payment by Electronic Funds Transfer. Each Fund shareholder is entitled to request redemption by electronic funds transfer by telephone at (800) 221-5672 if the shareholder has completed the appropriate portion of the Mutual Fund Application or, if an existing shareholder has not completed this portion, by an "Autosell" application obtained from ABIS (except for certain omnibus accounts). A telephone redemption request by electronic funds transfer may not exceed $100,000 and must be made by the Fund Closing Time, on a Fund business day. Proceeds of telephone redemptions will be sent by electronic funds transfer to a shareholder's designated bank account at a bank selected by the shareholder that is a member of the NACHA.

            Telephone Redemption By Check. Each Fund shareholder is eligible to request redemption by check of Fund shares by telephone at (800) 221-5672 before the Fund Closing Time, on a Fund business day in an amount not exceeding $100,000. Proceeds of such redemptions are remitted by check to the shareholder's address of record. A shareholder otherwise eligible for telephone redemption by check may cancel the privilege by written instruction to ABIS, or by checking the appropriate box on the Mutual Fund Application.

            Telephone Redemptions - General. During periods of drastic economic, market, or other developments, such as the terrorist attacks on September 11, 2001, it is possible that shareholders would have difficulty in reaching ABIS by telephone (although no such difficulty was apparent at any time in connection with the attacks). If a shareholder were to experience such difficulty, the shareholder should issue written instructions to ABIS at the address shown on the cover of this SAI. The Funds reserve the right to suspend or terminate their telephone redemption service at any time without notice. Telephone redemption is not available with respect to shares (i) held in nominee or "street name" accounts, (ii) held by a shareholder who has changed his or her address of record within the preceding 30 calendar days or (iii) held in any retirement plan account. Neither the Funds, the Adviser, ABI nor ABIS will be responsible for the authenticity of telephone requests for redemptions that the Funds reasonably believe to be genuine. The Funds will employ reasonable procedures in order to verify that telephone requests for redemptions are genuine, including, among others, recording such telephone instructions and causing written confirmations of the resulting transactions to be sent to shareholders. If the Funds did not employ such procedures, they could be liable for losses arising from unauthorized or fraudulent telephone instructions. Financial intermediaries may charge a commission for handling telephone requests for redemptions.

            A Fund may redeem shares through ABI or financial intermediaries. The redemption price will be the NAV next-determined after ABI receives the request (less the CDSC, if any, with respect to the Class A and Class C shares), except that requests placed through financial intermediaries before the Fund Closing Time will be executed at the NAV determined as of the Fund Closing Time on that day if received by ABI prior to its close of business on that day (normally 5:00 p.m., Eastern time). The financial intermediary is responsible for transmitting the request to ABI by 5:00 p.m., Eastern time (certain financial intermediaries may enter into operating agreements permitting them to transmit purchase information that was received prior to the close of business to ABI after 5:00 p.m., Eastern time, and receive that day's NAV). If the financial intermediary fails to do so, the shareholder's right to receive that day's closing price must be settled between the shareholder and that financial intermediary. A shareholder may offer shares of a Fund to ABI either directly or through a financial intermediary. Neither the Funds nor ABI charges a fee or commission in connection with the redemption of shares (except for the CDSC, if any, with respect to Class A and Class C shares). Normally, if shares of a Fund are offered through a financial intermediary, the redemption is settled by the shareholder as an ordinary transaction with or through the financial intermediary, who may charge the shareholder for this service. The redemption of shares of a Fund as described above with respect to financial intermediaries is a voluntary service of the Funds and a Fund may suspend or terminate this practice at any time.

Account Closure
---------------

            Each Fund reserves the right to close out an account that has remained below $1,000 for 90 days. No CDSC will be deducted from the proceeds of this redemption. In the case of a redemption or repurchase of shares of a Fund recently purchased by check, redemption proceeds will not be made available until the Fund is reasonably assured that the check has cleared, normally up to 15 calendar days following the purchase date.


--------------------------------------------------------------------------------

                              SHAREHOLDER SERVICES

--------------------------------------------------------------------------------

            The following information supplements that set forth in your Prospectus under the heading "Investing in the Funds." The shareholder services set forth below are applicable to all classes of shares unless otherwise indicated. If you are an Advisor Class shareholder through an account established under a fee-based program or a shareholder in a group retirement plan, your fee-based program or retirement plan may impose requirements with respect to the purchase, sale or exchange of shares of a Fund that are different from those described herein. A transaction fee may be charged by your financial intermediary with respect to the purchase, sale or exchange of Advisor Class shares made through such intermediary.

Automatic Investment Program
----------------------------

            Investors may purchase shares of a Fund through an automatic investment program utilizing "Electronic Funds Transfer" drawn on the investor's own bank account. Under such a program, pre-authorized monthly drafts for a fixed amount are used to purchase shares through the financial intermediary designated by the investor at the public offering price next-determined after ABI receives the proceeds from the investor's bank. The monthly drafts must be in minimum amounts of either $50 or $200, depending on the investor's initial purchase. If an investor makes an initial purchase of at least $2,500, the minimum monthly amount for pre-authorized drafts is $50. If an investor makes an initial purchase of less than $2,500, the minimum monthly amount for pre-authorized drafts is $200 and the investor must commit to a monthly investment of at least $200 until the investor's account balance is $2,500 or more. In electronic form, drafts can be made on or about a date each month selected by the shareholder. Investors wishing to establish an automatic investment program in connection with their initial investment should complete the appropriate portion of the Mutual Fund Application. Current shareholders should contact ABIS at the address or telephone numbers shown on the cover of this SAI to establish an automatic investment program.

Exchange Privilege
------------------

            You may exchange your investment in the Funds for shares of the same class of other AB Mutual Funds if the other AB Mutual Fund in which you wish to invest offers shares of the same class. In addition, (i) present officers and full-time employees of the Adviser, (ii) present Directors or Trustees of any AB Mutual Fund, (iii) certain employee benefit plans for employees of the Adviser, ABI, ABIS and their affiliates and (iv) certain persons participating in a fee-based program, sponsored and maintained by a registered broker-dealer or other financial intermediary and approved by ABI, under which such persons pay an asset-based fee for service in the nature of investment advisory or administrative services may, on a tax-free basis, exchange Class A or Class C shares of the Funds for Advisor Class shares of the Funds or Class C shares of the Funds for Class A shares of the Funds. Exchanges of shares are made at the NAV next-determined and without sales or service charges. Exchanges may be made by telephone or written request. In order to receive a day's NAV, ABIS must receive and confirm a telephone exchange request by the Fund Closing Time on that day.

            Shares will continue to age without regard to exchanges for purpose of determining the CDSC, if any, upon redemption. When redemption occurs, the CDSC applicable to the original shares is applied.

            Please read carefully the prospectus of the AB Mutual Fund into which you are exchanging before submitting the request. Call ABIS at (800) 221-5672 to exchange uncertificated shares. Except with respect to exchanges of Class A or Class C shares of a Fund for Advisor Class shares or Class C shares for Class A shares of the same Fund, exchanges of shares as described above in this section are taxable transactions for federal income tax purposes. The exchange service may be modified, restricted, or terminated on 60 days' written notice.

            All exchanges are subject to the minimum investment requirements and any other applicable terms set forth in the prospectus for the AB Mutual Fund whose shares are being acquired. An exchange is effected through the redemption of the shares tendered for exchange and the purchase of shares being acquired at their respective NAVs as next-determined following receipt by the AB Mutual Fund whose shares are being exchanged of (i) proper instructions and all necessary supporting documents as described in such fund's prospectus or (ii) a telephone request for such exchange in accordance with the procedures set forth in the following paragraph. Exchanges of shares of AB Mutual Funds will generally result in the realization of a capital gain or loss for federal income tax purposes.

            Each Fund shareholder and the shareholder's financial intermediary are authorized to make telephone requests for exchanges unless ABIS receives written instruction to the contrary from the shareholder, or the shareholder declines the privilege by checking the appropriate box on the Mutual Fund Application. Shares acquired pursuant to a telephone request for exchange will be held under the same account registration as the shares redeemed through such exchange.

            Eligible shareholders desiring to make an exchange should telephone ABIS with their account number and other details of the exchange at (800) 221-5672 before the Fund Closing Time on a Fund business day as defined above. Telephone requests for exchange received before the Fund Closing Time on a Fund business day will be processed as of the close of business on that day. During periods of drastic economic, market, or other developments, such as the terrorist attacks on September 11, 2001, it is possible that shareholders would have difficulty in reaching ABIS by telephone (although no such difficulty was apparent at any time in connection with the attacks). If a shareholder were to experience such difficulty, the shareholder should issue written instructions to ABIS at the address shown on the cover of this SAI.

            A shareholder may elect to initiate a monthly "Auto Exchange" whereby a specified dollar amount's worth of his or her Fund shares (minimum $25) is automatically exchanged for shares of another AB Mutual Fund.

            None of the AB Mutual Funds, the Adviser, ABI or ABIS will be responsible for the authenticity of telephone requests for exchanges that a Fund reasonably believes to be genuine. A Fund will employ reasonable procedures in order to verify that telephone requests for exchanges are genuine, including, among others, recording such telephone instructions and causing written confirmations of the resulting transactions to be sent to shareholders. If a Fund did not employ such procedures, it could be liable for losses arising from unauthorized or fraudulent telephone instructions. Financial intermediaries may charge a commission for handling telephone requests for exchanges.

            The exchange privilege is available only in states where shares of the AB Mutual Fund being acquired may legally be sold. Each AB Mutual Fund reserves the right, at any time on 60 days' notice to its shareholders, to reject any order to acquire its shares through exchange or otherwise, to modify, restrict or terminate the exchange privilege.

Statements and Reports
----------------------

            Each shareholder of a Fund receives semi-annual and annual reports which include a portfolio of investments, financial statements and, in the case of the annual report, the report of that Fund's independent registered public accounting firm, Ernst & Young LLP as well as a confirmation of each purchase and redemption. By contacting his or her financial intermediary or ABIS, a shareholder can arrange for copies of his or her account statements to be sent to another person.


--------------------------------------------------------------------------------

                                NET ASSET VALUE

--------------------------------------------------------------------------------

            The NAV of each Fund is calculated at the close of regular trading on any day the Exchange is open (ordinarily, 4:00 p.m. Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading) following receipt of a purchase or redemption order by a Fund on each Fund business day on which such an order is received and on such other days as the Board deems appropriate or necessary in order to comply with Rule 22c-1 under the 1940 Act. Each Fund's NAV is calculated by dividing the value of that Fund's total assets, less its liabilities, by the total number of its shares then outstanding. A Fund business day is any weekday on which the Exchange is open for trading.

            Portfolio securities are valued at current market value or, if market quotations are not readily available or are unreliable, at fair value as determined in accordance with applicable rules under the 1940 Act and the Funds' pricing policies and procedures (the "Pricing Policies") established by and under the general supervision of the Board. The Board has delegated to the Adviser, subject to the Board's continuing oversight, certain of the Board's duties with respect to the Pricing Policies. The Adviser has established a Valuation Committee, which operates under policies and procedures approved by the Board, to value a Fund's assets on behalf of the Fund.

            Whenever possible, securities are valued based on market information on the business day as of which the value is being determined, as follows:

            (a) an equity security listed on the Exchange, or on another national or foreign exchange (other than securities listed on the Nasdaq Stock Exchange ("NASDAQ")), is valued at the last sale price reflected on the consolidated tape at the close of the exchange. If there has been no sale on the relevant business day, the security is then valued at the last-traded price;

            (b) an equity security traded on NASDAQ is valued at the NASDAQ Official Closing Price;

            (c) an OTC equity security is valued at the mid level between the current bid and asked prices. If the mid price is not available, the security will be valued at the bid price. An equity security traded on more than one exchange is valued in accordance with paragraph (a) above by reference to the principal exchange (as determined by the Adviser) on which the security is traded;

            (d) a listed or OTC put or call option is valued at the mid level between the current bid and asked prices (for options or futures contracts, see item (e)). If neither a current bid nor a current ask price is available, the Adviser will have discretion to determine the best valuation (e.g., last trade price) and then bring the issue to the Valuation Committee the next day;

            (e) an open futures contract and any option thereon is valued at the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the relevant business day, the security is valued at the last available closing settlement price;

            (f) a listed right is valued at the last-traded price provided by approved vendors. If there has been no sale on the relevant business day, the right is valued at the last-traded price from the previous day. On the following day, the security is valued in good faith at fair value. For an unlisted right, the calculation used in determining a value is the price of the reference security minus the subscription price multiplied by the terms of the right. There may be some instances when the subscription price is greater than the referenced security right. In such instances, the right would be valued as worthless;

            (g) a listed warrant is valued at the last-traded price provided by approved vendors. If there is no sale on the relevant business day, the warrant is valued at the last-traded price from the previous day. On the following day, the security is valued in good faith at fair value. All unlisted warrants are valued in good faith at fair value. Once a warrant has expired, it will no longer be valued;

            (h) preferred securities are valued based on prices received from approved vendors that use last trade data for listed preferreds and evaluated bid prices for non-listed preferreds, as well as for listed preferreds when there is no trade activity;

            (i) U.S. Government securities and any other debt instrument having 60 days or less remaining until maturity generally are valued at market by an independent pricing service, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology pertains to short-term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances in which amortized cost is utilized, the Valuation Committee must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. The factors the Valuation Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. The Adviser is responsible for monitoring any instances when a market price is not applied to a short term security and will report any instances to the Valuation Committee for review;

            (j) a fixed-income security is typically valued on the basis of bid prices provided by an approved pricing vendor when the Adviser reasonably believes that such prices reflect the fair market value of the security. In certain markets, the market convention may be to use the mid price between bid and offer. Fixed-income securities may be valued on the basis of mid prices when such prices reflect the conventions of the particular markets. The prices provided by an approved pricing vendor may take into account many factors, including institutional size trading in similar groups of securities and any developments related to specific securities. If the Adviser determines that an appropriate pricing vendor does not exist for a security in a market that typically values such security on the basis of a bid price, the security is valued on the basis of a quoted bid price or spread over the applicable yield curve (a bid spread) by a broker/dealer in such security. If the Adviser receives multiple broker quotes that are deemed to be reliable, then the Adviser will utilize the second highest broker quote. If an appropriate pricing vendor does not exist for a security in a market where convention is to use the mid price, the security is valued on the basis of a quoted mid price by a broker-dealer in such security;

            (k) bank loans are valued on the basis of bid prices provided by a pricing vendor;

            (l) bridge loans are valued at fair value, which equates to the outstanding loan amount unless it is determined by the Adviser that any particular bridge loan should be valued at something other than outstanding loan amount. This may occur, due to, for example, a significant change in the high yield market and/or a significant change in the status of any particular issuer or issuers of bridge loans;

            (m) whole loans: residential and commercial mortgage whole loans and whole loan pools are market priced by an approved vendor or broker-dealer;

            (n) forward and spot currency pricing is provided by an independent pricing vendor. The rate provided by the approved vendor is a mid price for forward and spot rates. In most instances whenever both an "onshore" rate and an "offshore" (i.e., NDF) rate is available, the Adviser will use the offshore
(NDF) rate. NDF contracts are used for currencies where it is difficult (and sometimes impossible) to take actual delivery of the currency;

            (o) OTC derivatives pricing: various independent pricing vendors are used to obtain derivatives values or obtain information used to derive a price for each investment. This information is placed into various pricing models that can be sourced by the Adviser or from approved vendors (depending on the type of derivative) to derive a price for each investment. These pricing models are monitored/reviewed on an ongoing basis by the Adviser;

            (p) mutual funds and other pooled vehicles: the Adviser receives pricing information for mutual funds and other pooled vehicles from various sources (including AB Global Fund Administrator and the external custodian banks). Open-end mutual funds are valued at the closing NAV per share and closed-end funds and ETFs are valued at the closing market price per share;

            (q) repurchase agreements and reverse repurchase agreements: repurchase agreements and reverse repurchase agreements will be valued based on their original cost plus accrued interest;

            (r) hedge funds: hedge funds will be priced at the most recent available closing NAV per share;

            (s) equity-linked notes: prices are sourced at the end of the pricing day from approved vendors. The vendor methodology is to source the relevant underlying non-U.S. dollar exchange closing prices and convert them to U.S. dollars; and

            (t) credit-linked notes: prices are sourced on the reference bond consistent with fixed-income security methodology as noted above, which are passed through as the price on the credit-linked note. Alternatively, broker marks are obtained.

            If the Adviser becomes aware of any news/market events that would cause the Valuation Committee to believe the last traded or market-based price, as applicable, does not reflect fair value, the security is then valued in good faith at fair value by, or in accordance with, procedures approved by the Board.

            When a Fund uses fair value pricing, it may take into account any factors it deems appropriate. A Fund may determine fair value based upon developments related to a specific security, current valuations of foreign stock indices (as reflected in U.S. futures markets) and/or U.S. sector or broader stock market indices. The prices of securities used by a Fund to calculate its NAV may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security.

            Each Fund expects to use fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the early closing of the exchange on which a security is traded or suspension of trading in the security. Each Fund may use fair value pricing more frequently for securities primarily traded in non-U.S. markets because, among other things, most foreign markets close well before each Fund values its securities at the close of regular trading on any day the Exchange is open (ordinarily, 4:00 p.m., Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading). The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. For example, a Fund believes that foreign security values may be affected by events that occur after the close of foreign securities markets. To account for this, that Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

            The Board may suspend the determination of its NAV (and the offering and sale of shares), subject to the rules of the SEC and other governmental rules and regulations, at a time when: (1) the Exchange is closed, other than customary weekend and holiday closings, (2) an emergency exists as a result of which it is not reasonably practicable for that Fund to dispose of securities owned by it or to determine fairly the value of its net assets, or (3) for the protection of shareholders, the SEC by order permits a suspension of the right of redemption or a postponement of the date of payment on redemption.

            For purposes of determining a Fund's NAV per share, all assets and liabilities initially expressed in a foreign currency will be converted into U.S. Dollars at the mean of the current bid and asked prices of such currency against the U.S. Dollar last quoted by a major bank that is a regular participant in the relevant foreign exchange market or on the basis of a pricing service that takes into account the quotes provided by a number of such major banks. If such quotations are not available as of the close of the Exchange, the rate of exchange will be determined in good faith by, or under the direction of, the Board.

            The assets attributable to the Class A Class C, Class R, Class K, Class I and Advisor Class shares of each Fund are invested together in a single portfolio. The NAV of each class will be determined separately by subtracting the liabilities allocated to that class from the assets belonging to that class in conformance with the provisions of a plan adopted by the Funds in accordance with Rule 18f-3 under the 1940 Act.


--------------------------------------------------------------------------------

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

--------------------------------------------------------------------------------

            Dividends paid by the Funds, if any, with respect to Class A, Class C, Class R, Class K, Class I, Class Z and Advisor Class shares will be calculated in the same manner at the same time on the same day and will be in the same amount, except that the higher distribution services fee applicable to C shares, and any incremental transfer agency costs relating to Class C shares, will be borne exclusively by the class to which they relate.

            The following summary addresses only the principal U.S. federal income tax considerations pertinent to the Funds and to shareholders of the Funds. This summary does not address the U.S. federal income tax consequences of owning shares to all categories of investors, some of which may be subject to special rules. This summary is based upon the advice of counsel for the Funds and upon current law and interpretations thereof. No confirmation has been obtained from the relevant tax authorities. There is no assurance that the applicable laws and interpretations will not change.

            In view of the individual nature of tax consequences, each shareholder is advised to consult the shareholder's own tax adviser with respect to the specific tax consequences of being a shareholder of the Funds, including the effect and applicability of federal, state, local, foreign and other tax laws and the effects of changes therein.

United States Federal Income Taxation of Dividends and Distributions
--------------------------------------------------------------------

General
-------

            Each Fund intends for each taxable year to qualify to be taxed as a "regulated investment company" under the Code. To so qualify, a Fund must, among other things, (i) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currency, certain other income (including, but not limited to, gains from options, futures contracts or forward contracts) derived with respect to its business of investing in stock, securities or currency or net income derived from interests in qualified publicly traded partnerships; and (ii) diversify its holdings so that, at the end of each quarter of its taxable year, the following two conditions are met: (a) at least 50% of the value of the Fund's assets are represented by cash, cash items, U.S. Government securities, securities of other regulated investment companies and other securities with respect to which the Fund's investment is limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund's assets and to not more than 10% of the outstanding voting securities of such issuer and (b) not more than 25% of the value of the Fund's assets is invested in securities of any one issuer (other than U.S. Government securities or securities of other regulated investment companies), securities (other than securities of other regulated investment companies) of any two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses or related trades or businesses, or securities of one or more qualified publicly traded partnerships.

            If a Fund qualifies as a regulated investment company for any taxable year and makes timely distributions to its shareholders of 90% or more of its investment company taxable income for that year (calculated without regard to its net capital gain, i.e., the excess of its net long-term capital gain over its net short-term capital loss) it will not be subject to federal income tax on the portion of its taxable income for the year (including any net capital gain) that it distributes to shareholders.

            A Fund will also avoid the 4% federal excise tax that would otherwise apply to certain undistributed income for a given calendar year if it makes timely distributions to shareholders equal to at least the sum of (i) 98% of its ordinary income for that year, (ii) 98.2% of its capital gain net income and foreign currency gains for the twelve-month period ending on October 31 of such year, and (iii) any ordinary income or capital gain net income from the preceding calendar year that was not distributed during such year. For this purpose, income or gain retained by the Funds that is subject to corporate income tax will be considered to have been distributed by the Funds during such year. For federal income and excise tax purposes, dividends declared and payable to shareholders of record as of a date in October, November or December but actually paid during the following January will be treated as if paid by the Funds on December 31 of such earlier calendar year, and will be taxable to these shareholders in the year declared, and not in the year in which the shareholders actually receive the dividend.

            The information set forth in the Prospectus and the following discussion relate solely to the significant U.S. federal income taxes on dividends and distributions by the Funds and assumes that the Funds qualify to be taxed as regulated investment companies. An investor should consult his or her own tax advisor with respect to the specific tax consequences of being a shareholder in a Fund, including the effect and applicability of federal, state, local and foreign tax laws to his or her own particular situation and the possible effects of changes therein.

Dividends and Distributions
---------------------------

            Each Fund intends to make timely distributions of such Fund's taxable income (including any net capital gain) so that the Funds will not be subject to federal income and excise taxes. Dividends of a Fund's net ordinary income and distributions of any net realized short-term capital gain are taxable to shareholders as ordinary income. The investment objective of each Fund is such that only a small portion, if any, of a Fund's distributions is expected to qualify for the dividends-received deduction for corporate shareholders.

            Some or all of the distributions from each Fund may be treated as "qualified dividend income", taxable to individuals, trusts and estates at the same preferential tax rates as long-term capital gains. A distribution from a Fund will be treated as qualified dividend income to the extent that it is comprised of dividend income received by that Fund from taxable domestic corporations and certain qualified foreign corporations, and provided that the Fund meets certain holding period and other requirements with respect to the security paying the dividend. In addition, the shareholder must meet certain holding period requirements with respect to the shares of a Fund in order to take advantage of this preferential tax rate. To the extent distributions from a Fund are attributable to other sources, such as taxable interest or short-term capital gains, dividends paid by the Fund will not be eligible for the lower rates. Each Fund will notify shareholders as to how much of that Fund's distributions, if any, would qualify for the reduced tax rate, assuming that the shareholder also satisfies the holding period requirements.

            Distributions of net capital gain are taxable as long-term capital gain, regardless of how long a shareholder has held shares in a Fund. Any dividend or distribution received by a shareholder on shares of a Fund will have the effect of reducing the NAV of such shares by the amount of such dividend or distribution. Furthermore, a dividend or distribution made shortly after the purchase of such shares by a shareholder, although in effect a return of capital to that particular shareholder, would be taxable to him or her as described above. Dividends are taxable in the manner discussed regardless of whether they are paid to the shareholder in cash or are reinvested in additional shares of that Fund.

            After the end of the calendar year, each Fund will notify shareholders of the federal income tax status of any distributions made by that Fund to shareholders during such year.

            Sales and Redemptions. Any gain or loss arising from a sale or redemption of Fund shares generally will be capital gain or loss if the Fund shares are held as a capital asset, and will be long-term capital gain or loss if the shareholder has held such shares for more than one year at the time of the sale or redemption; otherwise it will be short-term capital gain or loss. If a shareholder has held shares in a Fund for six months or less and during that period has received a distribution of net capital gain, any loss recognized by the shareholder on the sale of those shares during the six-month period will be treated as a long-term capital loss to the extent of the distribution. In determining the holding period of such shares for this purpose, any period during which a shareholder's risk of loss is offset by means of options, short sales or similar transactions is not counted.

            Any loss realized by a shareholder on a sale or exchange of shares of a Fund will be disallowed to the extent the shares disposed of are reacquired within a period of 61 days beginning 30 days before and ending 30 days after the shares are sold or exchanged. For this purpose, acquisitions pursuant to the Dividend Reinvestment Plan would constitute a reacquisition if made within the period. If a loss is disallowed, then such loss will be reflected in an upward adjustment to the basis of the shares acquired.

            Cost Basis Reporting. As part of the Energy Improvement and Extension Act of 2008, mutual funds are required to report to the Internal Revenue Service (the "IRS") the "cost basis" of shares acquired by a shareholder on or after January 1, 2012 ("covered shares") and subsequently redeemed. These requirements do not apply to investments through a tax-deferred arrangement, such as a 401(k) plan or and individual retirement plan. The "cost basis" of a share is generally its purchase price adjusted for dividends, return of capital, and other corporate actions. Cost basis is used to determine whether a sale of the shares results in a gain or loss. The amount of gain or loss recognized by a shareholder on the sale or redemption of shares is generally the difference between the cost basis of such shares and their sale price. If you redeem covered shares during any year, then the Funds will report the cost basis of such covered shares to the IRS and you on Form 1099-B along with the gross proceeds received on the redemption, the gain or loss realized on such redemption and the holding period of the redeemed shares.

            Your cost basis in your covered shares is permitted to be calculated using any one of three alternative methods: Average Cost, First In-First Out
(FIFO) and Specific Share Identification. You may elect which method you want to use by notifying the Funds. This election may be revoked or changed by you at any time up to the date of your first redemption of covered shares. If you do not affirmatively elect a cost basis method then the Funds' default cost basis calculation method, which is currently the Average Cost method - will be applied to your account(s). The default method will also be applied to all new accounts established unless otherwise requested.

            If you hold Funds' shares through a broker (or another nominee), please contact that broker (nominee) with respect to the reporting of cost basis and available elections for your account.

            You are encouraged to consult your tax advisor regarding the application of the new cost basis reporting rules and, in particular, which cost basis calculation method you should elect.

            Qualified Plans. A dividend or capital gains distribution with respect to shares of a Fund held by a tax-deferred or qualified plan, such as an individual retirement account, section 403(b)(7) retirement plan or corporate pension or profit-sharing plan, generally will not be taxable to the plan. Distributions from such plans will be taxable to individual participants under applicable tax rules without regard to the character of the income earned by the qualified plan.

            Backup Withholding. Any distributions and redemption proceeds payable to a shareholder may be subject to "backup withholding" tax if such shareholder fails to provide the Fund with his or her correct taxpayer identification number, fails to make certain required certifications, or is notified by the IRS that he or she is subject to backup withholding. Corporate shareholders and certain other shareholders specified in the Code are exempt from such backup withholding. Backup withholding is not an additional tax; any amounts so withheld may be credited against a shareholder's U.S. federal income tax liability or refunded by filing a refund claim with the IRS, provided that the required information is furnished to the IRS.

            Foreign Income Taxes. Investment income received by a Fund or an Underlying Fund from sources within foreign countries may be subject to foreign income taxes, including taxes withheld at the source. The U.S. has entered into tax treaties with many foreign countries which entitle the Funds to a reduced rate of such taxes or exemption from taxes on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of the Fund's assets and the Underlying Fund's assets to be invested within various countries is not known.

U.S. Federal Income Taxation of each Fund
-----------------------------------------

            The following discussion relates to certain significant U.S. federal income tax consequences to the Funds with respect to the determination of their "investment company taxable income" each year. This discussion assumes that the Funds will be taxed as regulated investment companies for each of their taxable years.

            Options, Futures Contracts, and Forward Currency Exchange Contracts. Certain listed options, regulated futures contracts, and forward currency exchange contracts are considered "section 1256 contracts" for federal income tax purposes. Section 1256 contracts held by a Fund at the end of each taxable year will be "marked to market" and treated for federal income tax purposes as though sold for fair market value on the last business day of such taxable year. Gain or loss realized by each Fund on section 1256 contracts other than forward currency exchange contracts will be considered 60% long-term and 40% short-term capital gain or loss. Gain or loss realized by each Fund on forward foreign currency exchange contracts will be treated as section 988 gain or loss and will therefore be characterized as ordinary income or loss and will increase or decrease the amount of the Fund's net investment income available to be distributed to shareholders as ordinary income, as described above. Each Fund can elect to exempt its section 1256 contracts which are part of a "mixed straddle" (as described below) from the application of section 1256.

            Gain or loss realized by a Fund on the lapse or sale of put and call options on foreign currencies which are traded OTC or on certain foreign exchanges will be treated as section 988 gain or loss and will therefore be characterized as ordinary income or loss and will increase or decrease the amount of the Fund's net investment income available to be distributed to shareholders as ordinary income, as described above. The amount of such gain or loss shall be determined by subtracting the amount paid, if any, for or with respect to the option (including any amount paid by the Fund upon termination of an option written by the Fund) from the amount received, if any, for or with respect to the option (including any amount received by a Fund upon termination of an option held by the Fund). In general, if a Fund exercises such an option on a foreign currency, or if such an option that the Fund has written is exercised, gain or loss on the option will be recognized in the same manner as if the Fund had sold the option (or paid another person to assume the Fund's obligation to make delivery under the option) on the date on which the option is exercised, for the fair market value of the option. The foregoing rules will also apply to other put and call options which have as their underlying property foreign currency and which are traded OTC or on certain foreign exchanges to the extent gain or loss with respect to such options is attributable to fluctuations in foreign currency exchange rates.

            Tax Straddles. Any option, futures contract or other position entered into or held by a Fund in conjunction with any other position held by the Fund may constitute a "straddle" for federal income tax purposes. A straddle of which at least one, but not all, the positions are section 1256 contracts may constitute a "mixed straddle". In general, straddles are subject to certain rules that may affect the character and timing of the Fund's gains and losses with respect to straddle positions by requiring, among other things, that (i) loss realized on disposition of one position of a straddle not be recognized to the extent that a Fund has unrealized gains with respect to the other position in such straddle; (ii) a Fund's holding period in straddle positions be suspended while the straddle exists (possibly resulting in gain being treated as short-term capital gain rather than long-term capital gain); (iii) losses recognized with respect to certain straddle positions which are part of a mixed straddle and which are non-section 1256 positions be treated as 60% long-term and 40% short-term capital loss; (iv) losses recognized with respect to certain straddle positions which would otherwise constitute short-term capital losses be treated as long-term capital losses; and (v) the deduction of interest and carrying charges attributable to certain straddle positions may be deferred. Various elections are available to each Fund which may mitigate the effects of the straddle rules, particularly with respect to mixed straddles. In general, the straddle rules described above do not apply to any straddles held by a Fund all of the offsetting positions of which consist of section 1256 contracts.

            Currency Fluctuations -- "Section 988" Gains or Losses. Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time a Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time such Fund actually collects such receivables or pays such liabilities are treated as ordinary income or ordinary loss. Similarly, gains or losses from the disposition of foreign currencies, from the disposition of debt securities denominated in a foreign currency, or from the disposition of a forward currency exchange contract denominated in a foreign currency which are attributable to fluctuations in the value of the foreign currency between the date of acquisition of the asset and the date of disposition also are treated as ordinary income or loss. These gains or losses, referred to under the Code as "section 988" gains or losses, increase or decrease the amount of a Fund's investment company taxable income available to be distributed to its shareholders as ordinary income, rather than increasing or decreasing the amount of the Fund's net capital gain. Because section 988 losses reduce the amount of ordinary dividends a Fund will be allowed to distribute for a taxable year, such section 988 losses may result in all or a portion of prior dividend distributions for such year being recharacterized as a non-taxable return of capital to shareholders, rather than as an ordinary dividend, reducing each shareholder's basis in his or her Fund shares. To the extent that such distributions exceed such shareholder's basis, each will be treated as a gain from the sale of shares.

Other Taxes
-----------

            Each Fund may be subject to other state and local taxes.

Taxation of Foreign Stockholders
--------------------------------

            Taxation of a shareholder who, under the Code, is a nonresident alien individual, foreign trust or estate, foreign corporation or foreign partnership ("foreign shareholder"), depends on whether the income from the Funds is "effectively connected" with a U.S. trade or business carried on by the foreign shareholder.

            If the income from the Funds is not effectively connected with the foreign shareholder's U.S. trade or business, then, except as discussed below, distributions of each Fund attributable to ordinary income paid to a foreign shareholder by the Funds will be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) upon the gross amount of the distribution. However, distributions of the Funds attributable to U.S. source portfolio interest income will not be subject to this withholding tax.

            A foreign shareholder generally would be exempt from Federal income tax on distributions of the Funds attributable to net long-term capital gain and net short-term capital gain and on gain realized from the sale or redemption of shares of the Funds. Special rules apply in the case of a shareholder that is a foreign trust or foreign partnership.

            If the income from the Funds is effectively connected with a foreign shareholder's U.S. trade or business, then ordinary income distributions, capital gain distributions, and any gain realized upon the sale of shares of the Funds will be subject to Federal income tax at the rates applicable to U.S. citizens or U.S. corporations.

            The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein.

            The tax rules of other countries with respect to an investment in the Funds can differ from the Federal income taxation rules described above. These foreign rules are not discussed herein. Foreign shareholders are urged to consult their own tax advisors as to the consequences of foreign tax rules with respect to an investment in the Funds.


--------------------------------------------------------------------------------

                             PORTFOLIO TRANSACTIONS

--------------------------------------------------------------------------------

            Subject to the general oversight of the Directors, the Adviser is responsible for the investment decisions and the placing of orders for portfolio transactions for the Funds. The Adviser determines the broker or dealer to be used in each specific transaction with the objective of negotiating a combination of the most favorable commission (for transactions on which a commission is payable) and the best price obtainable on each transaction (generally defined as "best execution"). In connection with seeking best price and execution, a Fund does not consider sales of shares of the Fund or other investment companies managed by the Adviser as a factor in the selection of brokers and dealers to effect portfolio transactions and has adopted a policy and procedures reasonably designed to preclude such considerations.

            When consistent with the objective of obtaining best execution, brokerage may be directed to persons or firms supplying investment information to the Adviser. There may be occasions where the transaction cost charged by a broker may be greater than that which another broker may charge if the Funds determine in good faith that the amount of such transaction cost is reasonable in relation to the value of the brokerage, research and statistical services provided by the executing broker.

            Neither the Funds nor the Adviser have entered into agreements or understandings with any brokers regarding the placement of securities transactions because of research services they provide. A broker-dealer may provide the Adviser with research or related services with an expectation, but not necessarily an explicit agreement or contract, that the Adviser will use the broker-dealer to execute client transactions in the future. To the extent that such persons or firms supply investment information to the Adviser for use in rendering investment advice to the Fund, such information may be supplied at no cost to the Adviser and, therefore, may have the effect of reducing the expenses of the Adviser in rendering advice to the Funds. While it is impracticable to place an actual dollar value on such investment information, the Adviser believes its receipt probably does not reduce the overall expenses of the Adviser to any material extent.

            The investment information provided to the Adviser is of the type described in Section 28(e)(3) of the Securities Exchange Act of 1934, as amended, and is designed to augment the Adviser's own internal research and investment strategy capabilities. Research services furnished by brokers through which a Fund effects securities transactions are used by the Adviser in carrying out its investment management responsibilities with respect to all its client accounts but not all such services may be used by the Adviser in connection with a Fund.

            The extent to which commissions that will be charged by broker-dealers selected by a Fund may reflect an element of value for research cannot presently be determined. To the extent that research services of value are provided by broker-dealers with or through whom a Fund places portfolio transactions, the Adviser may be relieved of expenses which it might otherwise bear. Research services furnished by broker-dealers as a result of the placement of portfolio transactions could be useful and of value to the Adviser in servicing its other clients as well as the Funds; on the other hand, certain research services obtained by the Adviser as a result of the placement of portfolio brokerage of other clients could be useful and of value to it in servicing a Fund.

            A Fund may deal in some instances in securities which are not listed on a national securities exchange but are traded in the OTC market. It may also purchase listed securities through the third market, i.e., from a dealer that is not a member of the exchange on which a security is listed. Where transactions are executed in the OTC market or third market, the Fund will seek to deal with the primary market makers; but when necessary in order to obtain best execution, it will utilize the services of others. In all cases, the Fund will attempt to negotiate best execution.

            Transactions for the Funds in fixed-income securities, including transactions in listed securities, are executed in the OTC market by approximately fifteen principal market maker dealers with whom the Adviser maintains regular contact. These transactions will generally be principal transactions at net prices and the Funds will incur little or no brokerage costs. Where possible, securities will be purchased directly from the issuer or from an underwriter or market maker for the securities unless the Adviser believes a better price and execution is available elsewhere. Purchases from underwriters of newly-issued securities for inclusion in a portfolio usually will include a concession paid to the underwriter by the issuer and purchases from dealers serving as market makers will include the spread between the bid and asked price.

            The Funds' portfolio transactions in equity securities may occur on foreign stock exchanges. Transactions on stock exchanges involve the payment of brokerage commissions. On many foreign stock exchanges these commissions are fixed. Securities traded in foreign OTC markets (including most fixed-income securities) are purchased from and sold to dealers acting as principal. OTC transactions generally do not involve the payment of a stated commission, but the price usually includes an undisclosed commission or markup. The prices of underwritten offerings, however, generally include a stated underwriter's discount. The Adviser expects to effect the bulk of its transactions in securities of companies based in foreign countries through brokers, dealers or underwriters located in such countries. U.S. Government or other U.S. securities constituting permissible investments will be purchased and sold through U.S. brokers, dealers or underwriters.

            Investment decisions for the Funds are made independently from those for other investment companies and other advisory accounts managed by the Adviser. It may happen, on occasion, that the same security is held in the portfolio of the Fund and one or more of such other companies or accounts. Simultaneous transactions are likely when several funds or accounts are managed in accordance with a similar strategy by the Adviser, particularly when a security is suitable for the investment objectives of more than one of such companies or accounts. When two or more companies or accounts managed by the Adviser are simultaneously engaged in the purchase or sale of the same security, the transactions are allocated to the respective companies or accounts both as to amount and price, in accordance with a method deemed equitable to each company or account. In some cases this system may adversely affect the price paid or received by the Fund or the size of the position obtainable for the Fund.

            Allocations are made by the officers of a Fund or of the Adviser. Purchases and sales of portfolio securities are determined by the Adviser and are placed with broker-dealers by the order department for the Adviser.

            A Fund may, from time to time, place orders for the purchase or sale of securities (including listed call options) with SCB & Co. and SCB Limited (a United Kingdom broker-dealer), affiliates of the Adviser (the "Affiliated Brokers"). In such instances the placement of orders with the Affiliated Brokers would be consistent with each Fund's objective of obtaining best execution and would not be dependent upon the fact that the Affiliated Brokers are affiliates of the Adviser. With respect to orders placed with the Affiliated Brokers for execution on a national securities exchange, commissions received must conform to Section 17(e)(2)(A) of the 1940 Act and Rule 17e-1 thereunder, which permit an affiliated person of a registered investment company (such as the Funds), or any affiliated person of such person, to receive a brokerage commission from such registered investment company provided that such commission is reasonable and fair compared to the commissions received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time.

            The Funds do not generally pay brokerage commissions because they are part of a fund-of-funds structure utilizing the Underlying Funds for investment purposes. For the fiscal period ended July 31, 2015 and fiscal year ended July 31, 2016, the Funds paid no brokerage commissions. During the fiscal period ended July 31, 2015 and fiscal year ended July 31, 2016, no brokerage commissions were paid to the Affiliated Brokers. No brokerage commissions were allocated to persons or firms supplying research services to the Funds or the Adviser.

Disclosure of Portfolio Holdings
--------------------------------

            The Funds believe that the ideas of the Adviser's investment staff should benefit the Funds and their shareholders, and do not want to afford speculators an opportunity to profit by anticipating Fund trading strategies or using Fund information for stock picking. However, the Funds also believe that knowledge of the Funds' and the Underlying Funds' portfolio holdings can assist shareholders in monitoring their investment, making asset allocation decisions, and evaluating portfolio management techniques.

            The Adviser has adopted, on behalf of each Fund and Underlying Fund, policies and procedures relating to disclosure of that Underlying Fund's portfolio securities. The policies and procedures relating to disclosure of each Underlying Fund's portfolio securities are designed to allow disclosure of portfolio holdings information where necessary to an Underlying Fund's operation or useful to an Underlying Fund's shareholders without compromising the integrity or performance of that Underlying Fund. Except when there are legitimate business purposes for selective disclosure and other conditions (designed to protect each Underlying Fund and its shareholders) are met, no Underlying Fund provides or permits others to provide information about that Underlying Fund's portfolio holdings on a selective basis.

            Each Underlying Fund includes portfolio holdings information as required in regulatory filings and shareholder reports, discloses portfolio holdings information as required by federal or state securities laws and may disclose portfolio holdings information in response to requests by governmental authorities. In addition, the Adviser may post portfolio holdings information on the Adviser's website (www.ABfunds.com). The Adviser generally posts on the website a complete schedule of each Underlying Fund's portfolio securities, generally as of the last day of each calendar month, approximately 30 days after the end of that month. This posted information generally remains accessible on the website for three months. For each portfolio security, the posted information includes its name, the number of shares held by that Underlying Fund, the market value of the Underlying Fund's holdings, and the percentage of the Underlying Fund's assets represented by the Underlying Fund's holdings. In addition to the schedule of portfolio holdings, the Adviser may post information about the number of securities each Underlying Fund holds, a summary of each Underlying Fund's top ten holdings (including name and the percentage of each Underlying Fund's assets invested in each holding), and a percentage breakdown of each Underlying Fund's investments by country, sector and industry, as applicable approximately 20 days after the end of the month. The day after portfolio holdings information is publicly available on the website, it may be mailed, e-mailed or otherwise transmitted to any person.

            The Adviser may distribute or authorize the distribution of information about each Underlying Fund's portfolio holdings that is not publicly available, on the website or otherwise, to the Adviser's employees and affiliates that provide services to such Underlying Fund. In addition, the Adviser may distribute or authorize distribution of information about each Underlying Fund's portfolio holdings that is not publicly available, on the website or otherwise, to such Underlying Fund's service providers who require access to the information in order to fulfill their contractual duties relating to that Underlying Fund, to facilitate the review of the Underlying Fund by rating agencies, for the purpose of due diligence regarding a merger or acquisition, or for the purpose of effecting in-kind redemption of securities to facilitate orderly redemption of portfolio assets and minimal impact on remaining Fund shareholders. The Adviser does not expect to disclose information about an Underlying Fund's portfolio holdings that is not publicly available to an Underlying Fund's individual or institutional investors or to intermediaries that distribute the Underlying Fund's shares. Information may be disclosed with any frequency and any lag, as appropriate.

            Before any non-public disclosure of information about an Underlying Fund's portfolio holdings is permitted, however, the Adviser's Chief Compliance Officer (or his designee) must determine that the Underlying Fund has a legitimate business purpose for providing the portfolio holdings information, that the disclosure is in the best interests of the Underlying Fund's shareholders, which may include one or more Funds, and that the recipient agrees or has a duty to keep the information confidential and agrees not to trade directly or indirectly based on the information or to use the information to form a specific recommendation about whether to invest in the Underlying Fund or any other security. Under no circumstances may the Adviser or its affiliates receive any consideration or compensation for disclosing the information.

            The Adviser has established procedures to ensure that each Underlying Fund's portfolio holdings information is only disclosed in accordance with these policies. Only the Adviser's Chief Compliance Officer (or his designee) may approve the disclosure, and then only if he or she and a designated senior officer in the Adviser's product management group determine that the disclosure serves a legitimate business purpose of the Underlying Fund and is in the best interest of the Underlying Fund's shareholders, which may include one or more Funds. The Adviser's Chief Compliance Officer (or his designee) approves disclosure only after considering the anticipated benefits and costs to the Underlying Fund and its shareholders, the purpose of the disclosure, any conflicts of interest between the interests of the Underlying Fund and its shareholders and the interests of the Adviser or any of its affiliates, and whether the disclosure is consistent with the policies and procedures governing disclosure. Only someone approved by the Adviser's Chief Compliance Officer (or his designee) may make approved disclosures of portfolio holdings information to authorized recipients. The Adviser reserves the right to request certifications from senior officers of authorized recipients that the recipient is using the portfolio holdings information only in a manner consistent with the Adviser's policy and any applicable confidentiality agreement. The Adviser's Chief Compliance Officer (or his designee) or another member of the compliance team reports all arrangements to disclose portfolio holdings information to the Board on a quarterly basis. If the Board determines that disclosure was inappropriate, the Adviser will promptly terminate the disclosure arrangement.

            In accordance with these procedures, each of the following third parties have been approved to receive information concerning each Underlying Fund's portfolio holdings: (i) each Underlying Fund's independent registered public accounting firm, for use in providing audit opinions; (ii) R.R. Donnelley, Data Communique International and, from time to time, other financial printers, for the purpose of preparing the Funds' regulatory filings; (iii) each Fund's and each Underlying Fund's custodian in connection with its custody of the Fund's assets and the Underlying Fund assets; (iv) Institutional Shareholder Services, Inc. for proxy voting services; and (v) data aggregators, such as Vestek. Information may be provided to these parties at any time with no time lag. Each of these parties is contractually and/or ethically prohibited from sharing any portfolio holdings information unless specifically authorized.

--------------------------------------------------------------------------------

                              GENERAL INFORMATION

--------------------------------------------------------------------------------

Description of the Company
--------------------------

            Multi-Manager Select Retirement Allocation Fund is a series of the Company, a Maryland corporation. The Fund was organized in 2014 under the name "AllianceBernstein Multi-Manager Select Retirement Allocation Fund". The name of the Fund was changed from "AllianceBernstein Multi-Manager Select Retirement Allocation Fund" to "AB Multi-Manager Select Retirement Allocation Fund" on December 22, 2014.

            Multi-Manager Select 2010 Fund is a series of the Company, a Maryland corporation. The Fund was organized in 2014 under the name "AllianceBernstein Multi-Manager Select 2010 Fund". The name of the Fund was changed from "AllianceBernstein Multi-Manager Select 2010 Fund" to "AB Multi-Manager Select 2010 Fund" on December 22, 2014.

            Multi-Manager Select 2015 Fund is a series of the Company, a Maryland corporation. The Fund was organized in 2014 under the name "AllianceBernstein Multi-Manager Select 2015 Fund". The name of the Fund was changed from "AllianceBernstein Multi-Manager Select 2015 Fund" to "AB Multi-Manager Select 2015 Fund" on December 22, 2014.

            Multi-Manager Select 2020 Fund is a series of the Company, a Maryland corporation. The Fund was organized in 2014 under the name "AllianceBernstein Multi-Manager Select 2020 Fund". The name of the Fund was changed from "AllianceBernstein Multi-Manager Select 2020 Fund" to "AB Multi-Manager Select 2020 Fund" on December 22, 2014.

            Multi-Manager Select 2025 Fund is a series of the Company, a Maryland corporation. The Fund was organized in 2014 under the name "AllianceBernstein Multi-Manager Select 2025 Fund". The name of the Fund was changed from "AllianceBernstein Multi-Manager Select 2025 Fund" to "AB Multi-Manager Select 2025 Fund" on December 22, 2014.

            Multi-Manager Select 2030 Fund is a series of the Company, a Maryland corporation. The Fund was organized in 2014 under the name "AllianceBernstein Multi-Manager Select 2030 Fund". The name of the Fund was changed from "AllianceBernstein Multi-Manager Select 2030 Fund" to "AB Multi-Manager Select 2030 Fund" on December 22, 2014.

            Multi-Manager Select 2035 Fund is a series of the Company, a Maryland corporation. The Fund was organized in 2014 under the name "AllianceBernstein Multi-Manager Select 2035 Fund". The name of the Fund was changed from "AllianceBernstein Multi-Manager Select 2035 Fund" to "AB Multi-Manager Select 2035 Fund" on December 22, 2014.

            Multi-Manager Select 2040 Fund is a series of the Company, a Maryland corporation. The Fund was organized in 2014 under the name "AllianceBernstein Multi-Manager Select 2040 Fund". The name of the Fund was changed from "AllianceBernstein Multi-Manager Select 2040 Fund" to "AB Multi-Manager Select 2040 Fund" on December 22, 2014.

            Multi-Manager Select 2045 Fund is a series of the Company, a Maryland corporation. The Fund was organized in 2014 under the name "AllianceBernstein Multi-Manager Select 2045 Fund". The name of the Fund was changed from "AllianceBernstein Multi-Manager Select 2045 Fund" to "AB Multi-Manager Select 2045 Fund" on December 22, 2014.

            Multi-Manager Select 2050 Fund is a series of the Company, a Maryland corporation. The Fund was organized in 2014 under the name "AllianceBernstein Multi-Manager Select 2050 Fund". The name of the Fund was changed from "AllianceBernstein Multi-Manager Select 2050 Fund" to "AB Multi-Manager Select 2050 Fund" on December 22, 2014.

            Multi-Manager Select 2055 Fund is a series of the Company, a Maryland corporation. The Fund was organized in 2014 under the name "AllianceBernstein Multi-Manager Select 2055 Fund". The name of the Fund was changed from "AllianceBernstein Multi-Manager Select 2055 Fund" to "AB Multi-Manager Select 2055 Fund" on December 22, 2014.

            The Board is authorized to reclassify and issue any unissued shares to any number of additional series and classes without shareholder approval. Accordingly, the Board may create additional series of shares in the future, for reasons such as the desire to establish one or more additional portfolios of the Company with different investment objectives, policies or restrictions. Any issuance of shares of another series would be governed by the 1940 Act and the laws of the State of Maryland.

            It is anticipated that annual shareholder meetings will not be held; shareholder meetings will be held only when required by federal or state law. Shareholders have available certain procedures for the removal of Directors.

            A Fund shareholder will be entitled to share pro rata with other holders of the same class of shares all dividends and distributions arising from that Fund's assets and, upon redeeming shares, will receive the then current NAV of that Fund represented by the redeemed shares less any applicable CDSC. The Funds are empowered to establish, without shareholder approval, additional portfolios, which may have different investment objectives and policies than those of any Fund, and additional classes of shares within each Fund. If an additional portfolio or class were established in the Funds, each share of the portfolio or class would normally be entitled to one vote for all purposes. Generally, shares of each portfolio and class would vote together as a single class on matters, such as the election of Directors, that affect each portfolio and class in substantially the same manner. As to matters affecting each portfolio differently, such as approval of the Advisory Agreement and changes in investment policy, shares of each portfolio would vote as separate series.

            Each class of shares of the Funds represents an interest in the same portfolio of investments and has the same rights and is identical in all respects, except that each class of shares bears its own Rule 12b-1 fees (if any) and transfer agency expenses. Each class of shares of a Fund votes separately with respect to that Fund's Rule 12b-1 distribution plan and other matters for which separate class voting is appropriate under applicable law. Shares are, when issued, fully paid and non-assessable, freely transferable, entitled to dividends as determined by the Directors and, in liquidation of a Fund, entitled to receive the net assets of a Fund.

Principal Holders
-----------------

            To the knowledge of each Fund, the following persons owned of record or beneficially, 5% or more of the outstanding shares of the Fund as of November 4, 2016:

                                                                              Number of
Fund                     Name and Address                                     Shares of Class       % of Class
----                     ----------------                                     ---------------       ----------

                                          MULTI-MANAGER SELECT RETIREMENT ALLOCATION FUND

Class A                  Ascensus Trust Company
                         C/F Joyce Cho Roth IRA
                         Los Angeles, CA  90020-4588                                  2,335              8.83%

                         Ascensus Trust Company
                         FBO Brian Cho Roth IRA
                         Los Angeles, CA  90020-4588                                  4,760             18.00%

                         Ascensus Trust Company
                         C/F Jimmy D. Ridge
                         IRA Rollover
                         Philadelphia, TN 37846-3353                                  3,012             11.39%

                         Cetera Investment Services
                         FBO Keith D. Gauvin
                         P.O. Box 386
                         Saco, ME 04072-0386                                          1,406              5.31%

                         Great-West Trust Company LLC
                         TTEE F Northwest Research Inc.
                         401K
                         8515 E. Orchard Rd., #2T2
                         Greenwood Village, CO 80111-5002                             7,442             28.14%

                         Pershing LLC
                         P.O. Box 2052
                         Jersey City, NJ 07303-2052                                   7,105             26.86%

Class C                  AllianceBernstein L.P.
                         Attn: Brent Mather-Seed Account
                         1 N. Lexington Ave.
                         White Plains, NY 10601-1712                                  1,000              8.01%

                         LPL Financial
                         Omnibus Customer Account
                         Attn: Mutual Fund Trading
                         4707 Executive Dr.
                         San Diego, CA 92121-3091                                     3,675             29.45%

                         Mid Atlantic Trust Co.
                         FBO Nichols of Greenwich PC 401(K) P
                         1251 Waterfront Pl., Ste. 525
                         Pittsburgh, PA 15222-4228                                    3,469             27.79%

                         Pershing LLC
                         P.O. Box 2052
                         Jersey City, NJ 07303-2052                                   4,335             34.73%

Advisor Class            AllianceBernstein L.P.
                         Attn: Brent Mather-Seed Account
                         1 N. Lexington Ave.
                         White Plains, NY 10601-1712                                  1,000             48.30%

                         Ascensus Trust Company
                         C/F Dagoberto Garcia IRA Rollover
                         Pembroke Pines, FL 33027-2025                                1,063             51.36%

Class R                  AllianceBernstein L.P.
                         Attn: Brent Mather-Seed Account
                         1 N. Lexington Ave.
                         White Plains, NY 10601-1712                                  1,014             22.10%

                         Ascensus Trust Company
                         NY Lights, Inc. 401(K) Profit Sharing
                         P.O. Box 10758
                         Fargo, ND 58106-0758                                           248              5.40%

                         Matrix Trust Company Cust.
                         FBO First Bank
                         717 17th St., Ste. 1300
                         Denver, CO 80202-3304                                        3,189             69.49%

Class K                  Eric Morgenstern & Peter Kim PSP
                         New York, NY 10021-2995                                     45,414              5.57%

                         Great-West Trust Company LLC TTEE
                         FBO Bankwell Financial Group Inc.
                         and its Subsidiaries and Affiliates
                         401K Plan
                         8515 E. Orchard Rd., #2T2
                         Greenwood Village, CO 80111-5002                           125,465             15.39%

                         Great-West Trust Company LLC TTEE C
                         Bonne Bridges Mueller O'Keefe & Nichol
                         8515 E. Orchard Rd., #2T2
                         Greenwood Village, CO 80111-5002                            42,245              5.18%

                         Great-West Trust Company LLC TTEE C
                         Digestive Healthcare of Georgia PC
                         8515 E. Orchard Rd., #2T2
                         Greenwood Village, CO 80111-5002                           146,333             17.95%

                         Great-West Trust Company LLC TTEE F
                         North Suburban Pediatrics 401K
                         8515 E. Orchard Rd., #2T2
                         Greenwood Village, CO 80111-5002                           125,643             15.41%

Class I                  Great-West Trust Company LLC TTEE C
                         Webcor Builders 401K PSP
                         8515 E. Orchard Rd., #2T2
                         Greenwood Village, CO 80111-5002                            69,199             97.20%

Class Z                  AllianceBernstein L.P.
                         Attn: Brent Mather-Seed Account
                         1 N. Lexington Ave.
                         White Plains, NY 10601-1712                                  1,014             98.94%

                                                   MULTI-MANAGER SELECT 2010 FUND

Class A                  Alyssa Leonard
                         Angie Leonard
                         Angie's Account for Alyssa
                         Outside Investments
                         Abbottstown, PA 17301-9576                                   2,473               7.05%

                         Anthony Leonard
                         Angie Leonard
                         Angie's Account for Anthony
                         Outside Investments
                         Abbottstown, PA 17301-9576                                   3,041               8.67%

                         Ascensus Trust Company FBO
                         Power Brake Exchange, Inc. 401(K) P
                         P.O. Box 10758
                         Fargo, ND 58106-0758                                         4,320              12.31%

                         LPL Financial
                         Omnibus Customer Account
                         Attn: Mutual Fund Trading
                         4707 Executive Dr.
                         San Diego, CA 92121-3091                                     3,320               9.46%

                         Mary E. English TOD/DE
                         Easton, PA 18045-5811                                        5,242              14.94%

                         PAI Trust Company, Inc.
                         Gradon Supply, Inc. 401(K) P/S Plan
                         1300 Enterprise Dr.
                         De Pere, WI 54115-4934                                      11,431              32.57%

Class C                  Ascensus Trust Company
                         C/F James C. Everett IRA
                         Apache Junction, AZ 85119-6424                               1,947              19.07%

                         Ascensus Trust Company
                         C/F Dorothy A. Moser IRA Rollover
                         Penndel, PA 19047-5214                                       2,156              21.12%

                         LPL Financial
                         Omnibus Customer Account
                         Attn: Mutual Fund Trading
                         4707 Executive Dr.
                         San Diego, CA 92121-3091                                     5,114              50.10%

Advisor Class            Ascensus Trust Company
                         C/F Gloria Eliot IRA
                         Brooklyn, NY 11234-4210                                     53,693              78.70%

                         Giaquinta Irrevocable Living Trust
                         DTD 12/27/06
                         Gaetana Giaquinta as Grantor
                         John Giaquinta TTEE
                         Staten Island, NY 10306-3619                                14,523              21.29%

Class R                  MLPF&S For the Sole Benefit of Its Customers
                         Attn: Fund Admin.
                         4800 Deer Lake Dr. East, 2nd Floor
                         Jacksonville, FL 32246-6484                                 14,270              24.74%

                         Voya Retirement Insurance and Annuity Co.
                         Qualified Plan
                         1 Orange Way, #B3N
                         Windsor, CT 06095-4773                                      40,571              70.34%

Class K                  Great-West Trust Company LLC TTEE
                         FBO CPS Inc. Profit Sharing Plan
                         8515 E. Orchard Rd., #2T2
                         Greenwood Village, CO 80111-5002                           133,824              10.60%

                         Great-West Trust Company LLC TTEE
                         FBO Hunt Design Associates Inc. 401K and Profit
                         Sharing Plan
                         8515 E. Orchard Rd., #2T2
                         Greenwood Village, CO 80111-5002                            98,052               7.77%

                         Great-West Trust Company LLC TTEE F
                         Kason Industries Inc. 401K RSP
                         8515 E. Orchard Rd., #2T2
                         Greenwood Village, CO 80111-5002                            90,853               7.20%

                         Great-West Trust Company LLC TTEE F
                         Premier Urology Group LLC PSP I
                         c/o Fascore LLC
                         8515 E. Orchard Rd., #2T2
                         Greenwood Village, CO 80111-5002                           132,913              10.53%

                         Great-West Trust Company LLC TTEE C
                         Tap & Affiliates 401K
                         8515 E. Orchard Rd., #2T2
                         Greenwood Village, CO 80111-5002                           115,798               9.17%

                         Great-West Trust Company LLC TTEE
                         FBO The Macinnis Company Savings Plan
                         8515 E. Orchard Rd., #2T2
                         Greenwood Village, CO 80111-5002                           127,206              10.08%

Class I                  AllianceBernstein L.P.
                         Attn: Brent Mather-Seed Account
                         1 N. Lexington Ave.
                         White Plains, NY 10601-1712                                  1,100              55.63%

                         Great-West Trust Company LLC TTEE C
                         Webcor Builders 401K PSP
                         8515 E. Orchard Rd., #2T2
                         Greenwood Village, CO 80111-5002                               250              12.63%

                         Matrix Trust Company Cust.
                         FBO Fig Partners, LLC Employee Savings
                         717 17th St., Ste. 1300
                         Denver, CO 80202-3304                                          626              31.64%

Class Z                  AllianceBernstein L.P.
                         Attn: Brent Mather-Seed Account
                         1 N. Lexington Ave.
                         White Plains, NY 10601-1712                                  1,020              98.79%

                                                   MULTI-MANAGER SELECT 2015 FUND

Class A                  Ascensus Trust Company FBO
                         Big Sandy Medical Center Inc. Retire
                         P.O. Box 10758
                         Fargo, ND 58106-0758                                         9,508              5.02%

                         Edward D. Jones & Co.
                         For the Benefit of Customers
                         Attn: Terrance Spencer
                         12555 Manchester Rd.
                         Saint Louis, MO 63131-3729                                  15,164               8.00%

                         LPL Financial
                         Omnibus Customer Account
                         Attn: Mutual Fund Trading
                         4707 Executive Dr.
                         San Diego, CA 92121-3091                                    71,494              37.74%

                         Matrix Trust Company Cust.
                         FBO Perry Crabb & Associates Inc. 401
                         717 17th St., Ste. 1300
                         Denver, CO 80202-3304                                        15,426              8.14%

                         Pershing LLC
                         P.O. Box 2052
                         Jersey City, NJ 07303-2052                                  14,984               7.91%

                         Reliance Trust Company
                         FBO Wenco
                         P.O. Box 48529
                         Atlanta, GA 30362-1529                                      11,918               6.29%

Class C                  Ascensus Trust Company
                         C/F Patricia Price Kriz IRA Rollover
                         Dallas, NC 28034-2252                                        4,150               5.95%

                         Pershing LLC
                         P.O. Box 2052
                         Jersey City, NJ 07303-2052                                  54,927              78.74%

                         Taylor Bogart
                         Outside Investments
                         San Juan Capistrano, CA 92675-4013                           3,957               5.67%

Advisor Class            AllianceBernstein L.P.
                         Attn: Brent Mather-Seed Account
                         1 N. Lexington Ave.
                         White Plains, NY 10601-1712                                  1,004              15.20%

                         Ascensus Trust Company
                         FBO Pharma-Care, Inc. 401(K) Plan
                         P.O. Box 10758
                         Fargo, ND 58106-0758                                           697              10.55%

                         Peter H. Eliot & Dolores Ann Eliot
                         Tenant in Entirety
                         Summit, NJ 07901-3026                                        4,891              74.05%

Class R                  Matrix Trust Company
                         Cust. FBO John Cipollone Inc.
                         717 17th St., Ste. 1300
                         Denver, CO 80202-3304                                       14,476              38.77%

                         Mid Atlantic Trust Company
                         FBO Lancaster County Motors, Inc. Saving
                         1251 Waterfront Pl., Ste. 525
                         Pittsburgh, PA 15222-4228                                    3,126               8.37%

                         Voya Retirement Insurance and Annuity Co.
                         Qualified Plan
                         1 Orange Way #B3N
                         Windsor, CT 06095-4773                                      17,697              47.39%

Class K                  Great-West Trust Company LLC TTEE
                         FBO Hersh, Mannis & Bogen LLP
                         401K Plan and Trust I
                         8515 E. Orchard Rd., #2T2
                         Greenwood Village, CO 80111-5002                           224,433               5.78%

                         Great-West Trust Company LLC TTEE C
                         Forcon Services Inc. 401K
                         8515 E. Orchard Rd., #2T2
                         Greenwood Village, CO 80111-5002                           241,350               6.21%

                         Great-West Trust Company LLC TTEE C
                         Perry Hay & Chu PSP
                         8515 E. Orchard Rd., #2T2
                         Greenwood Village, CO 80111-5002                           288,383               7.42%

                         Great-West Trust Company LLC TTEE C
                         Savings Plan for EES of the Partnership FO
                         8515 E. Orchard Rd., #2T2
                         Greenwood Village, CO 80111-5002                           247,791               6.38%

Class I                  Great-West Trust Company LLC TTEE C
                         Webcor Builders 401K PSP
                         8515 E. Orchard Rd., #2T2
                         Greenwood Village, CO 80111-5002                            41,066              75.69%

                         NFS LLC FEBO
                         BMO Harris Bank NA
                         FBO Bank 98 Daily Recordkeeping
                         480 Pilgrim Way, Ste. 1000
                         Green Bay, WI 54304-5280                                    12,085              22.28%

Class Z                  AllianceBernstein L.P.
                         Attn: Brent Mather-Seed Account
                         1 N. Lexington Ave.
                         White Plains, NY 10601-1712                                  1,021              98.78%

                                                   MULTI-MANAGER SELECT 2020 FUND

Class A                  Ascensus Trust Company
                         FBO Belt Valley Bank 401K
                         P.O. Box 10758
                         Fargo, ND 58106-0758                                        37,275               7.53%

                         Matrix Trust Company Cust.
                         FBO Perry Crabb & Associates Inc. 401
                         717 17th St., Ste. 1300
                         Denver, CO 80202-3304                                       40,856               8.25%

                         PAI Trust Company, Inc.
                         Gradon Supply, Inc. 401(K) P/S Plan
                         1300 Enterprise Dr.
                         De Pere, WI 54115-4934                                      38,345               7.74%

                         Pershing LLC
                         P.O. Box 2052
                         Jersey City, NJ 07303-2052                                  73,207              14.78%

                         Reliance Trust Company
                         FBO Wenco
                         P.O. Box 48529
                         Atlanta, GA 30362-1529                                      29,104               5.88%

Class C                  Ascensus Trust Company
                         C/F Anna Kuhr Dec'd IRA
                         FBO Eve K. Hersov
                         Hampstead
                         London, England NW31RT                                       8,609               7.16%

                         Ascensus Trust Company
                         C/F E. Carol Storz IRA
                         North Middletown, NJ 07748-5175                             13,523              11.25%

                         Ascensus Trust Company
                         C/F Janice Schiffman Roth IRA
                         New City, NY 10956-3222                                      6,976               5.80%

                         Morgan Stanley Smith Barney
                         Harborside Financial Center
                         Plaza II, 3rd Floor
                         Jersey City, NJ 07311                                       20,704              17.23%

                         Pershing LLC
                         P.O. Box 2052
                         Jersey City, NJ 07303-2052                                  40,572              33.76%

Advisor Class            Ascensus Trust Company
                         C/F FBO Mary Bauereis Roth Conversion
                         San Antonio, TX 78230-3856                                   1,006               5.52%

                         Ascensus Trust Company
                         C/F Sebastian Rosel Munoz IRA
                         San Antonio, TX 78223-2047                                   4,008              22.00%

                         Pershing LLC
                         P.O. Box 2052
                         Jersey City, NJ 07303-2052                                  11,686              64.14%

                         State Street Bank and Trust as TTEE
                         and/or Cust. FBO ADP Access Product
                         1 Lincoln St.
                         Boston, MA 02111-2901                                          928               5.09%

Class R                  Ascensus Trust Company
                         Accurate Intercom 401K PS Plan
                         P.O. Box 10758
                         Fargo, ND 58106-0758                                        41,976              21.98%

                         Voya Retirement Insurance and Annuity Co.
                         Qualified Plan
                         1 Orange Way, #B3N
                         Windsor, CT 06095-4773                                     120,607              63.15%

Class K                  Great-West Trust Company LLC TTEE C
                         Digestive Healthcare of Georgia PC
                         8515 E. Orchard Rd., #2T2
                         Greenwood Village, CO 80111-5002                           370,888               5.41%

                         Great-West Trust Company LLC TTEE
                         FBO Gordon Fournaris & Mammarella
                         PA Profit Sharing Plan
                         8515 E. Orchard Rd., #2T2
                         Greenwood Village, CO 80111-5002                           515,701               7.53%

                         Great-West Trust Company LLC TTEE F
                         Levin Ginsburg 401K PSP
                         c/o Fascore LLC
                         8515 E. Orchard Rd., #2T2
                         Greenwood Village, CO 80111-5002                           394,505               5.76%

Class I                  Great-West Trust Company LLC TTEE C
                         Webcor Builders 401K PSP
                         8515 E. Orchard Rd., #2T2
                         Greenwood Village, CO 80111-5002                           232,244              98.45%

Class Z                  AllianceBernstein L.P.
                         Attn: Brent Mather-Seed Account
                         1 N. Lexington Ave.
                         White Plains, NY 10601-1712                                  1,025              98.82%

                                                   MULTI-MANAGER SELECT 2025 FUND

Class A                  Ascensus Trust Company
                         W K Webster Ltd.
                         Stuart Shillibeer
                         Brooklyn, NY 11215-1528                                     24,596              6.26%

                         Great-West Trust Co LLC
                         TTEE F Northwest Research Inc. 401K
                         8515 E. Orchard Rd., #2T2
                         Greenwood Village, CO 80111-5002                            23,834              6.07%

                         Matrix Trust Company Cust.
                         FBO Perry Crabb & Associates Inc. 401
                         717 17th St., Ste. 1300
                         Denver, CO 80202-3304                                       49,206             12.53%

                         Pershing LLC
                         P.O. Box 2052
                         Jersey City, NJ 07303-2052                                  82,837             21.09%

Class C                  Ascensus Trust Company
                         C/F Julie A. Lhotka Barfknecht IRA
                         Lakeville, MN 55044-5604                                     6,891              8.60%

                         Ascensus Trust Company
                         C/F Thomas J. Lehmann IRA Rollover
                         Farmington, MN 55024-9669                                    6,988               8.72%

                         Edward D. Jones & Co
                         For the Benefit of Customers
                         Attn: Terrance Spencer
                         12555 Manchester Rd.
                         Saint Louis, MO 63131-3729                                   5,376               6.71%

                         National Financial Services LLC
                         For the Exclusive Benefit of Our Customers Attn:
                         Mutual Funds Dept.
                         499 Washington Blvd., 4th Floor
                         Jersey City, NJ 07310                                        5,488               6.85%

                         Pershing LLC
                         P.O. Box 2052
                         Jersey City, NJ 07303-2052                                  28,649              35.74%

Advisor Class            Ascensus Trust Company
                         C/F Joan M. Jennings IRA R/O
                         Bayside, NY 11364-1340                                      14,038              19.62%

                         LPL Financial
                         Omnibus Customer Account
                         Attn: Mutual Fund Trading
                         4707 Executive Dr.
                         San Diego, CA 92121-3091                                    35,191              49.19%

                         Pershing LLC
                         P.O. Box 2052
                         Jersey City, NJ 07303-2052                                  15,915              22.24%

                         State Street Bank and Trust as TTEE
                         and/or Cust. FBO ADP Access Product
                         1 Lincoln St.
                         Boston, MA 02111-2901                                        4,452               6.22%

Class R                  Ascensus Trust Company
                         FBO Southern Consulting Ind. K Plan
                         P.O. Box 10758
                         Fargo, ND 58106-0758                                        20,400               7.61%

                         Mid Atlantic Trust Company
                         FBO Conference Technologies Inc. 401(K)
                         1251 Waterfront Pl., Ste. 525
                         Pittsburgh, PA 15222-4228                                   55,755              20.80%

                         Mid Atlantic Trust Company
                         FBO Vargo Physical Therapy
                         1251 Waterfront Pl., Ste. 525
                         Pittsburgh, PA 15222-4228                                   45,604              17.01%

                         Voya Retirement Insurance and Annuity Co.
                         Qualified Plan
                         1 Orange Way, #B3N
                         Windsor, CT 06095-4773                                     125,672              46.88%

Class K                  Great-West Trust Company LLC TTEE C
                         Digestive Healthcare of Georgia PC
                         8515 E. Orchard Rd., #2T2
                         Greenwood Village, CO 80111-5002                           538,018               5.33%

Class I                  Great-West Trust Company LLC TTEE C
                         Webcor Builders 401K PSP
                         8515 E. Orchard Rd., #2T2
                         Greenwood Village, CO 80111-5002                           215,098              87.47%

                         NFS LLC FEBO
                         BMO Harris Bank NA
                         FBO Bank 98 Daily Recordkeeping
                         480 Pilgrim Way, Ste. 1000
                         Green Bay, WI 54304-5280                                    28,172              11.46%

Class Z                  AllianceBernstein L.P.
                         Attn: Brent Mather-Seed Account
                         1 N. Lexington Ave.
                         White Plains, NY 10601-1712                                  1,029              30.69%

                         Mid Atlantic Trust Co.
                         FBO Derecktor Maine, LLC 401(K) Profit
                         1251 Waterfront Pl., Ste. 525
                         Pittsburgh, PA 15222-4228                                    2,312              68.97%

                                                   MULTI-MANAGER SELECT 2030 FUND

Class A                  Ascensus Trust Company
                         Kirsch Dental LLC Simple IRA
                         Judith A. Kirsch
                         Frankfort, IL 60423-9712                                    29,301              6.27%

                         Ascensus Trust Company
                         Kirsch Dental LLC Simple IRA
                         Michael E. Kirsch
                         Frankfort, IL 60423-9712                                    34,969              7.48%

                         Charles Schwab & Company Inc.
                         Special Custody Account
                         FBO Customers
                         Attn: Mutual Fund
                         211 Main St.
                         San Francisco, CA 94105-1905                                33,704              7.21%

                         Matrix Trust Company Cust.
                         FBO Artizan Corporation Profit Sharing
                         717 17th St., Ste. 1300
                         Denver, CO 80202-3304                                       23,733              5.08%

                         Matrix Trust Company Cust
                         FBO David Landau & Associates LLC
                         717 17th St., Ste. 1300
                         Denver, CO 80202-3304                                       40,695              8.71%

                         Matrix Trust Company Cust.
                         FBO Perry Crabb & Associates Inc. 401
                         717 17th St., Ste. 1300
                         Denver, CO 80202-3304                                       48,493             10.37%

                         National Financial Services LLC
                         For the Exclusive Benefit of Our Customers
                         Attn: Mutual Funds Dept.
                         499 Washington Blvd., 4th Floor
                         Jersey City, NJ 07310                                       58,179              12.45%

Class C                  Ascensus Trust Company
                         C/F Robert D. Cook SEP IRA
                         Middletown, OH 45044-8018                                   13,822             16.12%

                         Mid Atlantic Trust Company
                         FBO AFSCME DC47 Health & Welfare Retirement
                         1251 Waterfront Pl., Ste. 525
                         Pittsburgh, PA 15222-4228                                   14,187              16.55%

                         Mid Atlantic Trust Company
                         FBO Retirement Savings Plan of AFSCME D
                         1251 Waterfront Pl., Ste. 525
                         Pittsburgh, PA 15222-4228                                    7,197               8.39%

                         Mid Atlantic Trust Company
                         FBO Sammons Insurance Inc. 401(K) Profit
                         1251 Waterfront Pl., Ste. 525
                         Pittsburgh, PA 15222-4228                                   13,774              16.06%

                         Pershing LLC
                         P.O. Box 2052
                         Jersey City, NJ 07303-2052                                  17,611              20.54%

Advisor Class            Ascensus Trust Company
                         FBO Krista K. Boutique 401(K) Plan
                         P.O. Box 10758
                         Fargo, ND 58106-0758                                        29,065              43.54%

                         Earl D. Weiner & Gina I. Weiner JTWROS
                         c/o Sullivan & Cromwell LLP
                         125 Broad St.
                         New York, NY 10004                                           9,975              14.94%

                         First Clearing, LLC
                         Special Custody Account for the Exclusive Benefit
                         of Customer
                         2801 Market St.
                         Saint Louis, MO 63103-2523                                   3,867               5.79%

                         LPL Financial
                         Omnibus Customer Account
                         Attn: Mutual Fund Trading
                         4707 Executive Dr.
                         San Diego, CA 92121-3091                                     7,069              10.59%

                         Peter H. Eliot & Dolores Ann Eliot
                         Tenant in Entirety
                         Summit, NJ 07901-3026                                       13,403              20.08%

Class R                  Ascensus Trust Company
                         FBO Acrotech 401(K)/PS Plan
                         P.O. Box 10758
                         Fargo, ND 58106-0758                                        12,995               7.72%

                         Matrix Trust Company Cust.
                         FBO First Bank
                         717 17th St., Ste. 1300
                         Denver, CO 80202-3304                                       18,586              11.04%

                         Mid Atlantic Trust Company
                         FBO Conference Technologies Inc. 401(K)
                         1251 Waterfront Pl., Ste. 525
                         Pittsburgh, PA 15222-4228                                   17,978              10.68%

                         Mid Atlantic Trust Company
                         FBO Lancaster County Motors, Inc. Saving
                         1251 Waterfront Pl., Ste. 525
                         Pittsburgh, PA 15222-4228                                   18,582              11.04%

                         Mid Atlantic Trust Company
                         FBO Vargo Physical Therapy
                         1251 Waterfront Pl., Ste. 525
                         Pittsburgh, PA 15222-4228                                   35,390              21.03%

                         Voya Retirement Insurance and Annuity Co.
                         Qualified Plan
                         1 Orange Way, #B3N
                         Windsor, CT 06095-4773                                      56,189              33.39%

Class I                  Great-West Trust Company LLC TTEE C
                         Webcor Builders 401K PSP
                         8515 E. Orchard Rd., #2T2
                         Greenwood Village, CO 80111-5002                           172,367              53.50%

                         Matrix Trust Company Cust. FBO
                         Fig Partners, LLC Employee Savings
                         717 17th St., Ste. 1300
                         Denver, CO 80202-3304                                       38,707              12.01%

                         NFS LLC FEBO
                         BMO Harris Bank NA
                         FBO Bank 98 Daily Recordkeeping
                         480 Pilgrim Way, Ste. 1000
                         Green Bay, WI 54304-5280                                   109,998              34.14%

Class Z                  AllianceBernstein L.P.
                         Attn: Brent Mather-Seed Account
                         1 N. Lexington Ave.
                         White Plains, NY 10601-1712                                  1,033              93.44%

                                                   MULTI-MANAGER SELECT 2035 FUND

Class A                  Great-West Trust Co. LLC
                         TTEE F Northwest Research Inc. 401K
                         8515 E. Orchard Rd., #2T2
                         Greenwood Village, CO 80111-5002                            38,171             11.70%

                         Matrix Trust Company Cust.
                         FBO Perry Crabb & Associates Inc. 401
                         717 17th St., Ste. 1300
                         Denver, CO 80202-3304                                       25,028              7.67%

                         Pershing LLC
                         P.O. Box 2052
                         Jersey City, NJ 07303-2052                                  34,833              10.68%

Class C                  Ascensus Trust Company
                         C/F Dorothy L. Ruch Roth IRA
                         Hatfield, PA 19440-3010                                      6,387               6.58%

                         Ascensus Trust Company
                         C/F Richard G. Brown SEP IRA
                         Loveland, OH 45140-8100                                     14,324              14.76%

                         Ascensus Trust Company
                         C/F William R. Hargrove SEP IRA
                         Hamilton, OH 45011-6469                                      7,093               7.31%

                         Ascensus Trust Company
                         Octane Design
                         Thomas C. Demay Jr.
                         Royal Oak, MI 48067-1157                                    17,796              18.33%

                         Ascensus Trust Company
                         Octane Design
                         William F. Bowen
                         Ferndale, MI 48220-1273                                     12,972              13.36%

                         Mid Atlantic Trust Company
                         FBO Sammons Insurance Inc. 401(K) Profit
                         1251 Waterfront Pl., Ste. 525
                         Pittsburgh, PA 15222-4228                                    7,096               7.31%

                         Morgan Stanley Smith Barney
                         Harborside Financial Center
                         Plaza II, 3rd Floor
                         Jersey City, NJ 07311                                        8,737               9.00%

                         Pershing LLC
                         P.O. Box 2052
                         Jersey City, NJ 07303-2052                                   6,741               6.95%

Advisor Class            Ascensus Trust Company
                         C/F Maria Monnerat IRA Rollover Account
                         Ridgewood, NJ 07450-2210                                    14,703              35.13%

                         Ascensus Trust Company
                         C/F Ronald G. Dietrich IRA
                         New York, NY 10025-6240                                     13,392              31.99%

                         Earl D. Weiner & Gina I. Weiner JTWROS
                         c/o Sullivan & Cromwell LLP
                         125 Broad St.
                         New York, NY 10004                                           9,936              23.74%

Class R                  Mid Atlantic Trust Company
                         FBO Conference Technologies Inc. 401(K)
                         1251 Waterfront Pl., Ste. 525
                         Pittsburgh, PA 15222-4228                                   59,739              41.46%

                         Mid Atlantic Trust Company
                         FBO Vargo Physical Therapy
                         1251 Waterfront Pl., Ste. 525
                         Pittsburgh, PA 15222-4228                                   20,212              14.03%

                         NFS LLC FEBO
                         Arthur E. Strietbeck
                         Arthur E. Strietbeck III
                         Ridgeley, WV 26753-7025                                      9,307               6.46%

                         Voya Retirement Insurance and Annuity Co.
                         Qualified Plan
                         1 Orange Way, #B3N
                         Windsor, CT 06095-4773                                      43,232              30.00%

Class I                  Great-West Trust Company LLC TTEE C
                         Webcor Builders 401K PSP
                         8515 E. Orchard Rd., #2T2
                         Greenwood Village, CO 80111-5002                           286,195              85.24%

                         Matrix Trust Company Cust.
                         FBO Fig Partners, LLC Employee Savings
                         717 17th St., Ste. 1300
                         Denver, CO 80202-3304                                       45,878              13.66%

Class Z                  AllianceBernstein L.P.
                         Attn: Brent Mather-Seed Account
                         1 N. Lexington Ave.
                         White Plains, NY 10601-1712                                  1,037              86.51%

                         Mid Atlantic Trust Company
                         FBO Baskin Aesthetic Medicine LLC 401(K)
                         1251 Waterfront Pl., Ste. 525
                         Pittsburgh, PA 15222-4228                                      140              11.65%

                                                   MULTI-MANAGER SELECT 2040 FUND

Class A                  Ascensus Trust Company
                         Teagle Optometry Glendale, LLC
                         Donald E. Teagle
                         Valencia, CA 91355-2828                                     23,960              9.03%

                         Great-West Trust Company LLC
                         TTEE F Northwest Research Inc. 401K
                         8515 E. Orchard Rd., #2T2
                         Greenwood Village, CO 80111-5002                            36,705              13.83%

                         Matrix Trust Company Cust.
                         FBO David Landau & Associates LLC
                         717 17th St., Ste. 1300
                         Denver, CO 80202-3304                                       21,586               8.13%

                         Pershing LLC
                         P.O. Box 2052
                         Jersey City, NJ 07303-2052                                  18,705               7.05%

                         Reliance Trust Company
                         FBO Wenco
                         P.O. Box 48529
                         Atlanta, GA 30362-1529                                      29,852              11.25%

Class C                  Ascensus Trust Company
                         C/F Frank J. Fall IRA Rollover
                         Tempe, AZ 85283-4820                                        16,042              19.28%

                         Ascensus Trust Company
                         Teagle Optometry Glendale, LLC
                         Donald E. Teagle
                         Valencia, CA 91355-2828                                     13,513              16.24%

                         Pershing LLC
                         P.O. Box 2052
                         Jersey City, NJ 07303-2052                                  10,273              12.34%

                         Spokane Surgery Center
                         401K PSP FBO Darron T. Woolley
                         Stewart Brim TTEE
                         1120 N. Pines Rd.
                         Spokane Valley, WA 99206-4942                               22,289              26.78%

Advisor Class            Ascensus Trust Company
                         Brian P. Hanna Roth Conversion
                         Villa Park, CA 92861-2647                                    6,459              19.57%

                         Ascensus Trust Company
                         C/F Lisa Robinson Cronin
                         IRA Rollover Account
                         Holmdel, NJ 07733-1414                                       3,432              10.40%

                         Ascensus Trust Company
                         C/F Melanie Hoppe Davidson
                         Roth IRA
                         Amarillo, TX 79109-2305                                     10,575              32.05%

                         Mid Atlantic Trust Company
                         FBO Salvatore Bonetti 401(K) Profit
                         1251 Waterfront Pl., Ste. 525
                         Pittsburgh, PA 15222-4228                                    2,657               8.05%

                         RBC Capital Markets LLC
                         Mutual Fund Omnibus Processing
                         Omnibus
                         Attn: Mutual Fund Operations Manager
                         60 S. 6th St., MSC P08
                         Minneapolis, MN 55402-4413                                   4,651              14.10%

                         State Street Bank and Trust as TTEE
                         and/or Cust. FBO ADP Access Product
                         1 Lincoln St.
                         Boston, MA 02111-2901                                        3,279               9.94%

Class R                  Mid Atlantic Trust Company
                         FBO Conference Technologies Inc. 401(K)
                         1251 Waterfront Pl., Ste. 525
                         Pittsburgh, PA 15222-4228                                   45,227              36.81%

                         Mid Atlantic Trust Company
                         FBO Vargo Physical Therapy
                         1251 Waterfront Pl., Ste. 525
                         Pittsburgh, PA 15222-4228                                    7,151               5.82%

                         MLPF&S For the Sole Benefit of Its Customers
                         Attn: Fund Admin.
                         4800 Deer Lake Dr. East, 2nd Floor
                         Jacksonville, FL 32246-6484                                 25,043              20.38%

                         Voya Retirement Insurance and Annuity Co.
                         Qualified Plan
                         1 Orange Way, #B3N
                         Windsor, CT 06095-4773                                      23,208              18.89%

Class I                  Great-West Trust Company LLC TTEE C
                         Webcor Builders 401K PSP
                         8515 E. Orchard Rd., #2T2
                         Greenwood Village, CO 80111-5002                           214,206              90.24%

                         Matrix Trust Company Cust. FBO
                         Fig Partners, LLC Employee Savings
                         717 17th St., Ste. 1300
                         Denver, CO 80202-3304                                       16,033               6.75%

Class Z                  TD Ameritrade FBO
                         Voya Institutional Trust Company as Cust.
                         PSP for Employee of AllianceBernstein L.P.
                         FBO Daniel J. Loewy
                         Port Washington, NY 11050-3328                              50,616              99.97%

                                                   MULTI-MANAGER SELECT 2045 FUND

Class A                  Great-West Trust Company LLC
                         TTEE F Northwest Research Inc. 401K
                         8515 E. Orchard Rd., #2T2
                         Greenwood Village, CO 80111-5002                            90,857             38.87%

                         James Weder/David Wilcox
                         Sase Co.
                         Marcus Turek
                         Kent, WA 98032-7321                                         25,013              10.70%

                         Pershing LLC
                         P.O. Box 2052
                         Jersey City, NJ 07303-2052                                  15,899               6.80%

Class C                  Ascensus Trust Company
                         C/F Laura J. Baisch IRA Rollover
                         Madison, NJ 07940-2565                                       2,692               9.72%

                         Ascensus Trust Company
                         C/F Patricia Baisch Dec'd
                         FBO Laura J. Baisch IRA
                         Madison, NJ 07940-2565                                       5,157              18.62%

                         Ascensus Trust Company
                         Fischer Technical Company
                         Jeffrey Fischer
                         Elgin, IL 60120-7013                                         5,999              21.66%

                         Ascensus Trust Company
                         Fischer Technical Company
                         John M. Gura
                         Bartlett, IL 60103-2314                                      3,079              11.12%

                         Mid Atlantic Trust Company FBO
                         AFSCME DC47 Health & Welfare Retirement
                         1251 Waterfront Pl., Ste. 525
                         Pittsburgh, PA 15222-4228                                    3,437              12.41%

                         Mid Atlantic Trust Company FBO
                         Retirement Savings Plan of AFSCME D
                         1251 Waterfront Pl., Ste. 525
                         Pittsburgh, PA 15222-4228                                    1,855               6.70%

                         Pershing LLC
                         P.O. Box 2052
                         Jersey City, NJ 07303-2052                                   3,027              10.93%

Advisor Class            AllianceBernstein L.P.
                         Attn: Brent Mather-Seed Account
                         1 N. Lexington Ave.
                         White Plains, NY 10601-1712                                  1,020              39.74%

                         Ascensus Trust Company
                         C/F Michael A. Bismark IRA
                         Oak Grove, MN 55303-8859                                     1,129              43.98%

                         Trisha J. Rice TOD/DE
                         Allen, TX 75002-4825                                           405              15.77%

Class R                  Mid Atlantic Trust Company
                         FBO Conference Technologies Inc. 401(K)
                         1251 Waterfront Pl., Ste. 525
                         Pittsburgh, PA 15222-4228                                  144,309              75.59%

                         Mid Atlantic Trust Company
                         FBO Lancaster County Motors, Inc. Saving
                         1251 Waterfront Pl., Ste. 525
                         Pittsburgh, PA 15222-4228                                   11,594               6.07%

                         Voya Retirement Insurance and Annuity Co.
                         Qualified Plan
                         1 Orange Way, #B3N
                         Windsor, CT 06095-4773                                      12,604               6.60%

Class K                  Great-West Trust Company LLC TTEE C
                         Mantell & Prince PC 401K PCP
                         c/o Fascore LLC
                         8515 E. Orchard Rd., #2T2
                         Greenwood Village, CO 80111-5002                           227,831               6.61%

Class I                  Great-West Trust Company LLC TTEE C
                         Webcor Builders 401K PSP
                         8515 E. Orchard Rd., #2T2
                         Greenwood Village, CO 80111-5002                           226,114              92.07%

Class Z                  TD Ameritrade FBO
                         Voya Institutional Trust Company Cust.
                         PSP for Employee
                         of AllianceBernstein L.P.
                         FBO Christopher H. Nikolich
                         Berkeley Heights, NJ 07922-2642                             30,771              99.80%

                                                   MULTI-MANAGER SELECT 2050 FUND

Class A                  Ascensus Trust Company
                         FBO Campus Document Systems Retirement
                         P.O. Box 10758
                         Fargo, ND 58106-0758                                         6,333              7.97%

                         Ascensus Trust Company
                         GCT Simple Retirement Plan
                         Mitchell R. Armstrong
                         Pearland, TX 77584-2855                                     10,319             12.99%

                         Great-West Trust Company LLC
                         TTEE F Northwest Research Inc. 401K
                         8515 E. Orchard Rd., #2T2
                         Greenwood Village, CO 80111-5002                             6,421               8.09%

                         Matrix Trust Company Cust.
                         FBO David Landau & Associates LLC
                         717 17th St., Ste. 1300
                         Denver, CO 80202-3304                                        8,232              10.37%

                         Pershing LLC
                         P.O. Box 2052
                         Jersey City, NJ 07303-2052                                  23,573             29.68%

Class C                  AllianceBernstein L.P.
                         Attn: Brent Mather-Seed Account
                         1 N. Lexington Ave.
                         White Plains, NY 10601-1712                                  1,020              19.07%

                         Ascensus Trust Company
                         C/F Taylorville Memorial Hospital
                         FBO Shannon R. Davis
                         Taylorville, IL 62568-9601                                     858              16.04%

                         Mid Atlantic Trust Company
                         FBO IT Data Inc. 401(K)
                         1251 Waterfront Pl., Ste. 525
                         Pittsburgh, PA 15222-4228                                      525               9.81%

                         Mid Atlantic Trust Company
                         FBO Sammons Insurance Inc. 401(K) Profit
                         1251 Waterfront Pl., Ste. 525
                         Pittsburgh, PA 15222-4228                                      893              16.69%

                         Pershing LLC
                         PO Box 2052
                         Jersey City, NJ 07303-2052                                     440               8.23%

                         Spokane Surgery Center 401K PSP
                         FBO Patty Spencer
                         Stewart Brim TTEE
                         1120 N. Pines Rd.
                         Spokane Valley, WA 99206-4942                                  270               5.06%

                         Spokane Surgery Center
                         FBO Phoebe Wiese
                         Stewart Brim TTEE
                         1120 N. Pines Rd
                         Spokane Valley, WA 99206-4942                        .         686              12.82%

                         Tiffany L. Pidacks TOD/DE
                         Chicopee, MA 01013-3001                                        541              10.11%

Advisor Class            AllianceBernstein L.P.
                         Attn: Brent Mather-Seed Account
                         1 N. Lexington Ave.
                         White Plains, NY 10601-1712                                  1,021              16.10%

                         Ascensus Trust Company
                         C/F Erin M. Schmidt IRA Rollover
                         East Meadow, NY 11554-5140                                     742              11.70%

                         Pershing LLC
                         P.O. Box 2052
                         Jersey City, NJ 07303-2052                                   3,998              63.05%

                         State Street Bank and Trust as TTEE
                         and/or Cust. FBO ADP Access Product
                         1 Lincoln St.
                         Boston, MA 02111-2901                                          440               6.94%

Class R                  Mid Atlantic Trust Company
                         FBO Conference Technologies Inc. 401(K)
                         1251 Waterfront Pl., Ste. 525
                         Pittsburgh, PA 15222-4228                                    5,296              12.80%

                         Mid Atlantic Trust Company
                         FBO Jack Maxton Chevrolet 401K Plan
                         1251 Waterfront Pl., Ste. 525
                         Pittsburgh, PA 15222-4228                                   22,204              53.68%

                         MLPF&S For the Sole Benefit of Its Customers
                         Attn: Fund Admin.
                         4800 Deer Lake Dr. East, 2nd Floor
                         Jacksonville, FL 32246-6484                                  2,256               5.45%

                         Voya Retirement Insurance and Annuity Co.
                         Qualified Plan
                         1 Orange Way, #B3N
                         Windsor, CT 06095-4773                                       7,177              17.35%

Class K                  Great-West Trust Company LLC TTEE C
                         AEA Investors LLC 401K Savings Plan
                         8515 E. Orchard Rd., #2T2
                         Greenwood Village, CO 80111-5002                           139,105               9.53%

Class I                  Great-West Trust Company LLC TTEE C
                         Webcor Builders 401K PSP
                         8515 E. Orchard Rd., #2T2
                         Greenwood Village, CO 80111-5002                           149,113              99.19%

Class Z                  AllianceBernstein L.P.
                         Attn: Brent Mather-Seed Account
                         1 N. Lexington Ave.
                         White Plains, NY 10601-1712                                  1,039              98.76%

                                                   MULTI-MANAGER SELECT 2055 FUND

Class A                  Great-West Trust Company LLC
                         TTEE F Northwest Research Inc. 401K
                         8515 E. Orchard Rd., #2T2
                         Greenwood Village, CO 80111-5002                             9,014             15.74%

                         Matrix Trust Company Cust.
                         FBO Oregon Screen Impressions Inc.
                         717 17th St., Ste. 1300
                         Denver, CO 80202-3304                                        3,524              6.15%

                         Pershing LLC
                         P.O. Box 2052
                         Jersey City, NJ 07303-2052                                  19,364             33.81%

Class C                  Ascensus Trust Company
                         C/F Jennifer Hirsch Roth IRA
                         Wyckoff, NJ 07481-1057                                         615               8.35%

                         Ascensus Trust Company
                         C/F Zachary Hirsch IRA
                         Wyckoff, NJ 07481-1057                                         561               7.61%

                         Ascensus Trust Company
                         C/F Zachary Hirsch Roth IRA
                         Wyckoff, NJ 07481-1057                                         571               7.75%

                         Ascensus Trust Company
                         C/F Christian Ottens IRA Rollover
                         Bel Air, MD 21014-3320                                       2,012              27.31%

                         Mid-Atlantic Trust Company
                         Sammons Insurance Inc. 401(K) Profit
                         1251 Waterfront Pl., Ste. 525
                         Pittsburgh, PA 15222-4228                                    2,074              28.16%

                         Pershing LLC
                         P.O. Box 2052
                         Jersey City, NJ 07303-2052                                     395               5.37%

Advisor Class            Ascensus Trust Company
                         FBO Richard A. Davies IRA Rollover
                         New York, NY 10024-6476                                     32,118              71.65%

                         Mid-Atlantic Trust Company
                         FBO Salvatore Bonetti 401(K) Profit Sharing
                         1251 Waterfront Pl., Ste. 525
                         Pittsburgh, PA 15222-4228                                   10,102              22.54%

Class R                  AllianceBernstein L.P.
                         Attn: Brent Mather-Seed Account
                         1 N. Lexington Ave.
                         White Plains, NY 10601-1712                                  1,038              16.82%

                         Matrix Trust Company Cust. FBO
                         First Bank
                         717 17th St., Ste. 1300
                         Denver, CO 80202-3304                                          872              14.14%

                         Matrix Trust Company Cust. FBO
                         John Cipollone Inc.
                         717 17th St., Ste. 1300
                         Denver, CO 80202-3304                                          445               7.21%

                         Mid Atlantic Trust Company
                         FBO Conference Technologies Inc. 401(K)
                         1251 Waterfront Pl., Ste. 525
                         Pittsburgh, PA 15222-4228                                    1,200              19.44%

                         Mid Atlantic Trust Company
                         FBO Contemporary Staffing Solutions Inc.
                         1251 Waterfront Pl., Ste. 525
                         Pittsburgh, PA 15222-4228                                      993              16.08%

                         Voya Retirement Insurance and Annuity Co.
                         Qualified Plan
                         1 Orange Way, #B3N
                         Windsor, CT 06095-4773                                       1,037              16.81%

Class K                  Ascensus Trust Company
                         FBO Rocky Mountain
                         Wire Rope & Riggings Inc.
                         P.O. Box 10758
                         Fargo, ND 58106-0758                                        89,092               5.50%

                         Great-West Trust Company LLC TTEE
                         FBO Access Supports for Living Inc.
                         403B Retirement Plan
                         8515 E. Orchard Rd., #2T2
                         Greenwood Village, CO 80111-5002                           110,093               6.80%

                         Great-West Trust Company LLC TTEE F
                         Employee Benefits Clients 401K
                         8515 E. Orchard Rd., #2T2
                         Greenwood Village, CO 80111-5002                           118,781               7.34%

                         Great-West Trust Company LLC TTEE C
                         New York Athletic Club 401K
                         8515 E. Orchard Rd., #2T2
                         Greenwood Village, CO 80111-5002                           128,783               7.96%

                         Great-West Trust Company LLC TTEE
                         FBO W F Magann Corporation 401K Plan
                         8515 E. Orchard Rd., #2T2
                         Greenwood Village, CO 80111-5002                           147,121               9.09%

Class I                  Great-West Trust Company LLC TTEE C
                         Webcor Builders 401K PSP
                         8515 E. Orchard Rd., #2T2
                         Greenwood Village, CO 80111-5002                            93,108              93.61%

Class Z                  AllianceBernstein L.P.
                         Attn: Brent Mather-Seed Account
                         1 N. Lexington Ave.
                         White Plains, NY 10601-1712                                  1,039              94.55%

Custodial Arrangements
----------------------

            State Street Bank and Trust Company, State Street Corporation CCB/5, 1 Iron Street, Boston, MA 02210 acts as the custodian and as accounting agent for the assets of the Funds, but plays no part in deciding the purchase or sale of portfolio securities.

Principal Underwriter
---------------------

            ABI, an indirect wholly-owned subsidiary of the Adviser, located at 1345 Avenue of the Americas, New York, New York 10105, is the principal underwriter of shares of each Fund. Under the Distribution Services Agreement between the Funds and ABI, the Funds have agreed to indemnify ABI, in the absence of its willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, against certain civil liabilities, including liabilities under the Securities Act.

Counsel
-------

            Legal matters in connection with the issuance of the shares of the Funds offered hereby are passed upon by Seward & Kissel LLP, 901 K Street NW, Suite 800, Washington, DC 20001.

Independent Registered Public Accounting Firm
---------------------------------------------

            Ernst & Young, LLP, 5 Times Square, New York, NY 10036, has been appointed as the independent registered public accounting firm for the Funds.

Code of Ethics and Proxy Voting Policies and Procedures
-------------------------------------------------------

            The Funds, the Adviser and ABI have each adopted Codes of Ethics pursuant to Rule 17j-1 of the 1940 Act. These codes of ethics permit personnel subject to the codes to invest in securities, including securities that may be purchased or held by the Funds.

            The Funds have adopted the Adviser's proxy voting policies and procedures. A description of the Adviser's proxy voting policies and procedures is attached as Appendix A.

            Information regarding how each Fund voted proxies related to portfolio securities during the most recent 12-month period ended June 30 will be available (1) without charge, upon request, by calling (800) 227-4618; or through the Funds' website at www.ABfunds.com; or both; and (2) on the SEC's website at www.sec.gov.

Additional Information
----------------------

            Any shareholder inquiries may be directed to the shareholder's financial intermediary or to ABIS at the address or telephone numbers shown on the front cover of this SAI. This SAI does not contain all the information set forth in the Registration Statement filed by the Funds with the SEC under the Securities Act. Copies of the Registration Statement may be obtained at a reasonable charge from the SEC or may be examined, without charge, at the offices of the SEC in Washington, D.C. or on the internet at www.ABfunds.com.

--------------------------------------------------------------------------------

                            FINANCIAL STATEMENTS AND
            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

--------------------------------------------------------------------------------

The financial statements of the Funds for the fiscal year ended July 31, 2016 and the report of Ernst & Young LLP, independent registered public accounting firm, are incorporated herein by reference to the Funds' annual reports. Each Fund's annual report was filed on Form N-CSR with the SEC on October 6, 2016. These reports are available without charge upon request by calling ABIS at (800) 227-4618 or on the Internet at www.ABfunds.com.

                                                                      Appendix A
[A/B]
[LOGO]

                         Proxy Voting Policy Statement

Introduction

As an investment adviser, we are shareholder advocates and have a fiduciary duty to make investment decisions that are in our clients' best interests by maximizing the value of their shares. Proxy voting is an integral part of this process, through which we support strong corporate governance structures, shareholder rights and transparency.

We have an obligation to vote proxies in a timely manner and we apply the principles in our Proxy Voting Policy ("Proxy Voting Policy" or "Policy") and this policy statement to our proxy decisions. We believe a company's environmental, social and governance ("ESG") practices may have a significant effect on the value of the company, and we take these factors into consideration when voting. For additional information regarding our ESG policies and practices, please refer to our firm's Statement of Policy Regarding Responsible Investment ("RI Policy").

Our Proxy Voting Policy, which outlines our policies for proxy voting and includes a wide range of issues that often appear on proxies, applies to all of AB's investment management subsidiaries and investment services groups investing on behalf of clients globally. Both this Statement and the Policy are intended for use by those involved in the proxy voting decision-making process and those responsible for the administration of proxy voting ("Proxy Managers"), in order to ensure that our proxy voting policies and procedures are implemented consistently. Copies of the Policy, the RI Policy and our voting records, as noted below in "Voting Transparency", can be found on our Internet site (www.abglobal.com).

We sometimes manage accounts where proxy voting is directed by clients or newly-acquired subsidiary companies. In these cases, voting decisions may deviate from the Policy.

Research Underpins Decision Making

As a research-driven firm, we approach our proxy voting responsibilities with the same commitment to rigorous research and engagement that we apply to all of our investment activities. The different investment philosophies utilized by our investment teams may occasionally result in different conclusions being drawn regarding certain proposals and, in turn, may result in the Proxy Manager making different voting decisions on the same proposal. Nevertheless, the Proxy Manager votes proxies with the goal of maximizing the value of the securities in client portfolios.

In addition to our firm-wide proxy voting policies, we have a Proxy Committee, which provides oversight and includes senior investment professionals from Equities, Legal personnel and Operations personnel. It is the responsibility of the Proxy Committee to evaluate and maintain proxy voting procedures and guidelines, to evaluate proposals and issues not covered by these guidelines, to consider changes in policy, and to review this Statement and the Policy no less frequently than annually. In addition, the Proxy Committee meets at least three times a year and as necessary to address special situations.

Research Services

We subscribe to the corporate governance and proxy research services of Institutional Shareholder Services ("ISS"). All our investment professionals can access these materials via the Proxy Manager and/or Proxy Committee.

Engagement

In evaluating proxy issues and determining our votes, we welcome and seek out the points of view of various parties. Internally, the Proxy Manager may consult the Proxy Committee, Chief Investment Officers, Directors of Research, and/or Research Analysts across our equities platforms, and Portfolio Managers in whose managed accounts a stock is held. Externally, we may engage with companies in advance of their Annual General Meeting, and throughout the year. We believe engagement provides the opportunity to share our philosophy, our corporate governance values, and more importantly, affect positive change. Also, these meetings often are joint efforts between the investment professionals, who are best positioned to comment on company-specific details, and the Proxy Manager(s), who offer a more holistic view of governance practices and relevant trends. In addition, we engage with shareholder proposal proponents and other stakeholders to understand different viewpoints and objectives.

Proxy Voting Guidelines

Our proxy voting guidelines are both principles-based and rules-based. We adhere to a core set of principles that are described in the Proxy Voting Policy. We assess each proxy proposal in light of these principles. Our proxy voting "litmus test" will always be what we view as most likely to maximize long-term shareholder value. We believe that authority and accountability for setting and executing corporate policies, goals and compensation generally should rest with the board of directors and senior management. In return, we support strong investor rights that allow shareholders to hold directors and management accountable if they fail to act in the best interests of shareholders.

Our proxy voting guidelines pertaining to specific issues are set forth in the Policy and include guidelines relating to board and director proposals, compensation proposals, capital changes and anti-takeover proposals, auditor proposals, shareholder access and voting proposals, and environmental, social and disclosure proposals. The following are examples of specific issues within each of these broad categories:

Board and Director Proposals: Election of Directors
---------------------------------------------------
The election of directors is an important vote. We expect directors to represent shareholder interests at the company and maximize shareholder value. We generally vote in favor of the management-proposed slate of directors while considering a number of factors, including local market best practice. We believe companies should have a majority of independent directors and independent key committees. However, we will incorporate local market regulation and corporate governance codes into our decision making. We may support more progressive requirements than those implemented in a local market if we believe more progressive requirements may improve corporate governance practices. We will generally regard a director as independent if the director satisfies the criteria for independence (i) espoused by the primary exchange on which the company's shares are traded, or (ii) set forth in the code we determine to be best practice in the country where the subject company is domiciled. We consider the election of directors who are "bundled" on a single slate on a case-by-case basis considering the amount of information available and an assessment of the group's qualifications.

Compensation Proposals: Approved Remuneration Reports and Policies
------------------------------------------------------------------
In certain markets, (e.g., Australia, Canada, Germany and the United States), publicly traded issuers are required by law to submit their company's remuneration report to a non-binding shareholder vote. The report contains, among other things, the nature and amount of the compensation of the directors and certain executive officers as well as a discussion of the company's performance. In other markets, remuneration policy resolutions are binding.

We evaluate remuneration reports and policies on a case-by-case basis, taking into account the reasonableness of the company's compensation structure and the adequacy of the disclosure. Where a company permits retesting of performance-based awards in its compensation plan, we will evaluate the specific terms of the plan, including the volatility of the industry and the number and duration of the retests, before determining whether or not to support the company's remuneration report. We may abstain or vote against a report if disclosure of the remuneration details is inadequate or the report is not provided to shareholders with sufficient time prior to the meeting to consider its terms.

In markets where remuneration reports are not required for all companies, we will support shareholder proposals asking the board to adopt a policy (i.e., "say on pay") that the company's shareholders be given the opportunity to vote on an advisory resolution to approve the compensation committee's report. Although say on pay votes are by nature only broad indications of shareholder views, they do lead to more compensation-related dialogue between management and shareholders and help ensure that management and shareholders meet their common objective: maximizing the value of the company.

Capital Changes and Anti-Takeover Proposals: Authorize Share Repurchase
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We generally support share repurchase proposals that are part of a well-articulated and well-conceived capital strategy. We assess proposals to give the board unlimited authorization to repurchase shares on a case-by-case basis. Furthermore, we would generally support the use of derivative instruments (e.g., put options and call options) as part of a share repurchase plan absent a compelling reason to the contrary. Also, absent a specific concern at the company, we will generally support a repurchase plan that could be continued during a takeover period.

Auditor Proposals: Appointment of Auditors
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We believe that the company is in the best position to choose its accounting firm, and we generally support management's recommendation.

We recognize that there may be inherent conflicts when a company's independent auditors perform substantial non-audit related services for the company. Therefore, in reviewing a proposed auditor, we will consider the amount of fees paid for non-audit related services performed compared to the total audit fees paid by the company to the auditing firm, and whether there are any other reasons for us to question the independence or performance of the firm's auditor such as, for example, tenure. We generally will deem as excessive the non-audit fees paid by a company to its auditor if those fees account for 50% or more of total fees paid. In the UK market, which utilizes a different standard, we adhere to a non-audit fee cap of 100% of audit fees. Under these circumstances, we generally vote against the auditor and the directors, in particular the members of the company's audit committee. In addition, we generally vote against authorizing the audit committee to set the remuneration of such auditors. We exclude from this analysis non-audit fees related to IPOs, bankruptcy emergence, and spin-offs and other extraordinary events. We may vote against or abstain due to a lack of disclosure of the name of the auditor while taking into account local market practice.

Shareholder Access and Voting Proposals: Proxy Access for Annual Meetings
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These proposals allow "qualified shareholders" to nominate directors. We generally vote in favor of management and shareholder proposals for proxy access that employ guidelines reflecting the SEC framework for proxy access (adopted by the US Securities and Exchange Commission ("SEC") in 2010, but vacated by the DC Circuit Court of Appeals in 2011), which would have allowed a single shareholder, or group of shareholders, who hold at least 3% of the voting power for at least three years continuously to nominate up to 25% of the current board seats, or two directors, for inclusion in the subject company's annual proxy statement alongside management nominees.

We will generally vote against proposals that use requirements that are stricter than the SEC's framework and against individual board members, or entire boards, who exclude from their ballot properly submitted shareholder proxy access proposals or include their own competing, more strict, proposals on the same ballot.

We will evaluate on a case-by-case basis proposals with less stringent requirements than the vacated SEC framework.

From time to time we may receive requests to join with other shareholders to support a shareholder action. We may, for example, receive requests to join a voting block for purposes of influencing management. If the third parties requesting our participation are not affiliated with us and have no business relationships with us, we will consider the request on a case-by-case basis. However, where the requesting party has a business relationship with us (e.g., the requesting party is a client or a significant service provider), agreeing to such a request may pose a potential conflict of interest. As a fiduciary we have an obligation to vote proxies in the best interest of our clients (without regard to our own interests in generating and maintaining business with our other clients) and given our desire to avoid even the appearance of a conflict, we will generally decline such a request.

Environmental, Social and Disclosure Proposals: Lobbying and Political Spending
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We generally vote in favor of proposals requesting increased disclosure of political contributions and lobbying expenses, including those paid to trade organizations and political action committees, whether at the federal, state, or local level. These proposals may increase transparency.

We generally vote proposals in accordance with these guidelines but, consistent with our "principles-based" approach to proxy voting, we may deviate from the guidelines if warranted by the specific facts and circumstances of the situation (i.e., if, under the circumstances, we believe that deviating from our stated policy is necessary to help maximize long-term shareholder value). In addition, these guidelines are not intended to address all issues that may appear on all proxy ballots. Proposals not specifically addressed by these guidelines, whether submitted by management or shareholders, will be evaluated on a case-by-case basis, always keeping in mind our fiduciary duty to make voting decisions that, by maximizing long-term shareholder value, are in our clients' best interests.

Conflicts of Interest

As a fiduciary, we always must act in our clients' best interests. We strive to avoid even the appearance of a conflict that may compromise the trust our clients have placed in us, and we insist on strict adherence to fiduciary standards and compliance with all applicable federal and state securities laws. We have adopted a comprehensive Code of Business Conduct and Ethics ("Code") to help us meet these obligations. As part of this responsibility and as expressed throughout the Code, we place the interests of our clients first and attempt to avoid any perceived or actual conflicts of interest.

We recognize that there may be a potential material conflict of interest when we vote a proxy solicited by an issuer that sponsors a retirement plan we manage (or administer), that distributes AB-sponsored mutual funds, or with which we or one or more of our employees have another business or personal relationship that may affect how we vote on the issuer's proxy. Similarly, we may have a potential material conflict of interest when deciding how to vote on a proposal sponsored or supported by a shareholder group that is a client. In order to avoid any perceived or actual conflict of interest, we have established procedures for use when we encounter a potential conflict to ensure that our voting decisions are based on our clients' best interests and are not the product of a conflict. These procedures include compiling a list of companies and organizations whose proxies may pose potential conflicts of interest (e.g., if such company is our client) and reviewing our proposed votes for these companies and organizations in light of the Policy and ISS's recommendations. If our proposed vote is contrary to, or not contemplated in, the Policy, is consistent with a client's position and is contrary to ISS's recommendation, we refer to proposed vote to our Independent Compliance Officer for his determination.

In addition, our Proxy Committee takes reasonable steps to verify that ISS continues to be independent, including an annual review of ISS's conflict management procedures. When reviewing these conflict management procedures, we consider, among other things, whether ISS (i) has the capacity and competency to adequately analyze proxy issues; and (ii) can offer research in an impartial manner and in the best interests of our clients.

Voting Transparency

We publish our voting records on our Internet site (www.abglobal.com) quarterly, 30 days after the end of the previous quarter. Many clients have requested that we provide them with periodic reports on how we voted their proxies. Clients may obtain information about how we voted proxies on their behalf by contacting their Advisor. Alternatively, clients may make a written request to the Chief Compliance Officer.

Recordkeeping

All of the records referenced in our Policy will be kept in an easily accessible place for at least the length of time required by local regulation and custom, and, if such local regulation requires that records are kept for less than five years from the end of the fiscal year during which the last entry was made on such record, we will follow the U.S. rule of five years. We maintain the vast majority of these records electronically. We will keep paper records, if any, in one of our offices for at least two years.